UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

45	Global Growth Fund

48	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

59	New World Fund®

63	Blue Chip Income and Growth Fund

66	Global Growth and Income Fund

69	Growth-Income Fund

72	International Growth and Income Fund

75	Capital Income Builder®

79	Asset Allocation Fund

84	Global Balanced Fund

89	Bond Fund

95	Global Bond Fund

101	High-Income Bond Fund

106	Mortgage Fund

110	Ultra-Short Bond Fund

111	U.S. Government/AAA-Rated Securities Fund

115	Managed Risk Growth Fund

116	Managed Risk International Fund

117	Managed Risk Blue Chip Income and Growth Fund

118	Managed Risk Growth-Income Fund

119	Managed Risk Asset Allocation Fund

120	Financial statements

Fellow investors:

Global stocks rallied for the six months ended June 30, 2017, with the MSCI ACWI (All Country World Index)1 gaining 11.48%. Against a backdrop of supportive global monetary policy, strong corporate earnings and improving economic data in the U.S., Europe and Japan helped to diminish investors’ concerns about increasing populism and geopolitical uncertainty.

The MSCI USA Index1 advanced 9.53%, and several market indexes hit a series of new highs in anticipation of the Trump administration reducing regulations and delivering tax reforms. While the U.S. economy continued to grow, there were some signs of moderation in the form of tepid consumer activity and hiring. The U.S. Federal Reserve increased short-term interest rates by a quarter percentage point in both March and June. These rate hikes can be considered steps toward “normalization” after central banks pursued accommodative monetary policies focused on healing stresses in the global financial system caused by the 2008 financial crisis.

European markets also rose, despite heightened political uncertainty ahead of pivotal elections in the U.K. and France that served as referenda on the future of Europe. The MSCI Europe Index climbed 15.36%, reversing last year’s weakness, with Spain (23.81%), France (17.05%), Germany (15.32%) and the U.K. (10.00%) all registering double-digit gains. Elsewhere among developed markets, Japanese equities rose 9.92%, buoyed by the country’s longest streak of economic expansion in more than a decade.

Emerging markets enjoyed some of the best results with the MSCI EM (Emerging Markets) Index1 up 18.43%. Gains were solid across Asia as Chinese equities advanced 24.86%, outweighing concerns about the nation’s debt load. Chinese industrial production remained robust, as the government introduced policies to cool the housing market and confront the country’s high debt. Indian equities soared 20.53%, despite the currency demonetization initiative announced by Prime Minister Modi in November as part of his efforts to curtail corruption. Russian stocks slipped 14.18% as oil prices fell, and OPEC and Russia considered extending cuts in oil production to speed up rebalancing of global inventories.

In bond markets, U.S. investment-grade and high-yield corporates advanced 3.80% and 4.92%, respectively, as demand remained healthy despite tightening monetary policy. Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), rose 4.41%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved to 2.27%. The 10-year Treasury yield, which stood at 2.45% on December 31, 2016, declined marginally to 2.31%. U.S. dollar-denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3,

See page 2 for footnotes.

American Funds Insurance Series	1

climbed 6.20% as their higher yields were popular in the current interest rate environment.

The U.S. dollar depreciated against most currencies. Gainers included the euro (8.13%), Japanese yen (3.80%) and Singapore dollar (4.93%).

AFIS funds recorded positive returns during the period; those funds with exposure to growth stocks and companies outside the U.S. enjoyed the strongest returns.

Looking ahead

In today’s uncertain political environment, the underlying economic reality is generally positive. The U.S. is likely to continue growing at a moderate pace, even as some countries experience sluggish growth and low inflation. While China is currently growing, its development has relied on infrastructure spending, and investments in fixed assets may be approaching a point of diminishing returns. Geopolitical challenges plague many parts of the world. The European landscape continues to evolve following parliamentary elections in the U.K. and the presidential victory of Emmanuel Macron in France. The conflict in Syria and mounting tensions in the Middle East bear watching as well. Against this backdrop, markets may be more volatile going forward, which is not a negative per se. Volatility often creates opportunities for long-term investors. So, we believe that investors should keep to their long-term plans and not panic.

Valuations are richer in the U.S. than in other parts of the world, but this is normal given that U.S. indexes comprise a greater proportion of innovative technology companies (which tend to have higher multiples) and a lesser proportion of financial companies (which tend to have lower multiples). Our goal is to see through uncertainties and focus on the fundamental outlook for each business that we evaluate. Our investment approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time.

We have confidence that this time-tested and robust approach will continue to serve our investors well in the long run. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

August 14, 2017

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses for all funds except Managed Risk Asset Allocation Fund. The waivers and reimbursements will be in effect through at least May 1, 2018, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth Fund.SM The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International Fund.SM The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth Fund.SM The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income Fund.SM The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 18.57% for the six months ended June 30, 2017, compared with a 11.48% increase for the MSCI ACWI (All Country World Index).1

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. Information technology stocks led markets higher, as the share price of U.S. tech giants Apple and Alphabet advanced. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed strong returns, supported by technology companies reporting strong earnings.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary contributed most to the fund’s returns. An eclectic mix of stocks boosted the fund’s returns. Nintendo shares rose to an eight-year high on optimism that more third-party developers would create games for the company’s new flagship console. Consumer discretionary company Amazon advanced and posted a double-digit return as the company expanded its product offerings through Prime. Mortgage lender Indiabulls Housing Finance rose, benefitting from India’s affordable housing initiative.

The fund’s exposure to companies in the energy sector detracted from returns. Seven Generations and Schlumberger slipped and hindered returns as oil prices declined on concerns of oversupply.

Stocks of companies domiciled in the U.S. and Japan were additive to results on a relative basis, while stocks of companies based in Denmark and Korea hindered relative returns.

While political uncertainties may result in volatility, the fund’s portfolio managers are optimistic long-term investments can be found among companies with innovative products and services that are changing the way people live around the world.

Country diversification	Percent of net assets
The Americas
United States	40.6%
Other	1.4
42.0

Europe
United Kingdom	7.1
France	6.8
Switzerland	3.5
Netherlands	3.5
Spain	1.7
Germany	1.7
Russian Federation	1.2
Finland	1.2
Denmark	1.0
Italy	1.0
Sweden	1.0
Other	.6
30.3

Asia/Pacific Basin
Japan	7.5
China	5.1
Taiwan	4.0
Hong Kong	2.7
India	1.8
South Korea	1.3
Other	1.4
23.8

Other regions
South Africa	1.1

Short-term securities & other assets less liabilities	2.8

Total	100.0%

4	American Funds Insurance Series

Global Growth Fund

Largest individual equity securities	Percent of net assets
Amazon	4.92%
TSMC	3.44
Alphabet	3.33
Nintendo	2.96
ASML Holding	2.94
Facebook	2.32
British American Tobacco	2.26
Regeneron Pharmaceuticals	2.05
AIA Group	1.92
Alibaba Group	1.88

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	18.75%	23.89%	13.95%	7.04%	9.81%	.56%
Class 1A	18.66	23.64	13.68	6.77	9.54	.81	[2]
Class 2	18.57	23.54	13.66	6.77	9.54	.81
Class 4	18.44	23.25	13.47	6.54	9.29	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 12.71% for the six months ended June 30, 2017, leading its benchmark, the MSCI All Country World Small Cap Index,1 which gained 10.36%.

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed strong returns, buoyed by technology companies reporting strong earnings.

Consumer discretionary holdings aided returns, with zooplus reporting revenue growth. The company was among the top contributors to returns. Information technology company Sunny Optical rallied on optimism the smartphone market is improving as shipments of smartphone camera lenses grew at a robust pace and was also among the top contributors to results.

Energy stocks were the biggest detractors from returns, as the price of oil declined due to concerns of oversupply. Among the top detractors were investments in Laredo Petroleum, SM Energy and Carrizo.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K. domiciled companies detracted from relative results.

While political uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

Country diversification	Percent of net assets
The Americas
United States	40.4%
Canada	2.3
Other	1.8
44.5

Asia/Pacific Basin
Japan	6.3
China	5.2
India	4.0
Hong Kong	3.2
Thailand	2.2
Taiwan	2.1
Philippines	1.9
Indonesia	1.0
Other	1.5
27.4

Europe
United Kingdom	11.2
Germany	3.5
Other	6.6
21.3

Short-term securities & other assets less liabilities	6.8

Total	100.0%

Largest individual equity securities	Percent of net assets
Qorvo	2.80%
Insulet	1.65
GW Pharmaceuticals	1.62
China Biologic Products	1.41
Domino’s Pizza	1.27
zooplus	1.23
Kotak Mahindra Bank	1.20
athenahealth	1.19
Hilton Grand Vacations	1.00
Kite Pharma	.99

6	American Funds Insurance Series

Global Small Capitalization Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	12.82%	20.09%	11.22%	3.15%	9.42%	.74%
Class 1A	12.77	19.88	10.96	2.90	9.16	.99	[2]
Class 2	12.71	19.85	10.95	2.90	9.16	.99
Class 4	12.57	19.52	10.69	2.65	8.88	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 15.00% for the six months ended June 30, 2017, compared with a 9.34% increase in its benchmark index, Standard & Poor’s 500 Composite Index.1

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Larger-than-index investments and strong stock selection in consumer discretionary and information technology boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) were consumer discretionary companies Amazon and Tesla and information technology companies Facebook and Broadcom.

Exposure to the energy sector detracted from fund results as the price of crude oil declined, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production companies Noble Energy and EOG Resources, as well as oil-field services company Schlumberger, detracted from returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to favor well-managed, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest individual equity securities	Percent of net assets
Amazon	5.72%
Facebook	5.34
Alphabet	3.43
Microsoft	3.41
Broadcom	3.03
UnitedHealth Group	2.76
Apple	2.35
Tesla	2.31
Home Depot	1.94
ASML	1.91

8	American Funds Insurance Series

Growth Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	15.15%	25.04%	15.95%	7.55%	12.66%	.35%
Class 1A	15.07	24.80	15.67	7.28	12.38	.60	[2]
Class 2	15.00	24.74	15.66	7.28	12.36	.60
Class 3	15.05	24.82	15.75	7.35	12.46	.53
Class 4	14.86	24.42	15.41	7.03	12.11	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 18.55% for the six months ended June 30, 2017. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 rose 14.10%.

It was a challenging start to the year as rising populism, the U.K. vote to depart the EU by March 2019, and pivotal elections in Europe dominated investor concerns. By the end of the period, global markets advanced amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Global markets were led by the information technology sector, as technology companies reported strong earnings.

Investments in the information technology sector contributed most to returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Strong Chinese consumption contributed to revenue growth for both companies. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the energy sector hindered the fund’s returns. Tullow was among the top detractors to returns, as the company’s share price declined on write-downs due to the weakness in crude oil prices.

The fund’s portfolio managers strive to maintain a balanced approach and look for companies that have the potential to thrive in today’s uncertain political environment. That is why we take a multilayered approach to research, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	11.6%
Hong Kong	9.3
China	9.1
India	7.8
South Korea	6.5
Australia	1.8
Thailand	1.2
Philippines	1.1
48.4

Europe
United Kingdom	11.8
France	7.3
Switzerland	4.3
Netherlands	3.5
Germany	2.3
Spain	2.3
Italy	1.7
Denmark	1.0
Belgium	1.0
Other	1.5
36.7

The Americas
Canada	2.0
Brazil	1.0
United States	.6
3.6

Other regions
Israel	1.4
South Africa	.9
2.3

Short-term securities & other assets less liabilities	9.0

Total	100.0%

Largest individual equity securities	Percent of net assets
Tencent	3.43%
AIA Group	3.34
HDFC Bank	3.33
Samsung Electronics	3.26
Alibaba Group	2.96
Airbus Group	2.40
Altice	2.36
Novartis	1.86
Kering	1.67
UniCredit	1.65

10	American Funds Insurance Series

International Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since May 1, 1990)	ratio

Class 1	18.71%	24.54%	9.67%	3.17%	8.28%	.54%
Class 1A	18.58	24.25	9.40	2.91	8.01	.79 [2]
Class 2	18.55	24.20	9.40	2.91	8.00	.79
Class 3	18.64	24.32	9.48	2.98	8.09	.72
Class 4	18.48	23.94	9.16	2.67	7.75	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 14.48% for the six months ended June 30, 2017. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index,1 rose 11.48% and 18.43%, respectively.

It was a challenging start to the year as rising populism, the U.K.’s vote to depart the EU by March 2019, and pivotal elections in Europe dominated investor concerns. By the end of the period, global markets advanced amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Global markets were led by the information technology sector, as technology companies reported strong earnings.

Investments in India were the most additive to the fund’s returns, with Reliance Industries and HDFC Bank among the top contributors to results. Reliance Industries rose as the company launched India’s largest fourth-generation, mobile-telecom network and reported strong earnings from its refining and petrochemical businesses. HDFC Bank also surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. Russian food retailer Lenta was a key detractor hurt by lower profits amid sluggish consumer demand. Reliance Communications also detracted from the fund’s returns as the company reported fourth-quarter losses.

While political and economic uncertainty remains, the fund’s portfolio managers continue to carefully monitor the portfolio while also looking for idiosyncratic investment opportunities when stock prices are favorable.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	11.2%
China	9.6
Japan	7.3
Taiwan	4.3
Indonesia	2.1
Australia	1.8
South Korea	1.6
Hong Kong	1.3
Thailand	1.1
Other	.2
40.5

The Americas
United States	19.2
Brazil	6.8
Mexico	4.7
Argentina	2.1
Other	.6
33.4

Europe
United Kingdom	7.5
Russian Federation	3.4
France	2.6
Switzerland	1.5
Other	2.5
17.5
Other regions
South Africa	1.6
Other	.8
2.4

Short-term securities & other assets less liabilities	6.2

Total	100.0%

Largest individual equity securities	Percent of net assets
Reliance Industries	4.41%
British American Tobacco	3.12
TSMC	2.93
Murata Manufacturing	2.81
Alphabet	2.51
IEnova	2.29
HDFC Bank	2.12
Facebook	1.91
SoftBank	1.67
Samsung Electronics	1.62

12	American Funds Insurance Series

New World Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since June 17, 1999)	ratio

Class 1	14.59%	18.19%	6.42%	3.73%	8.31%	.78%
Class 1A	14.49	17.93	6.16	3.48	8.04	1.03 [2]
Class 2	14.48	17.85	6.14	3.48	8.04	1.03
Class 4	14.32	17.59	5.91	3.23	7.78	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 5.76% for the six months ended June 30, 2017, trailing its benchmark index, Standard & Poor’s 500 Composite Index,1 which rose 9.34%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Investments in industrials and consumer staples boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was industrials company CSX as the company appointed a new CEO and took cost-cutting measures to spur a turnaround. Consumer staples company Philip Morris International was also among the fund’s top contributors as the company climbed to record highs.

Investments in the energy sector hindered returns as the price of oil declined amid concerns of oversupply. Energy exploration and production companies Halliburton and Canadian Natural Resources hindered returns.

Given the fund’s focus on investing in dividend-paying stocks, lower-than-index investments and stock selection in information technology were a drag on relative returns. On a country basis, lower-than-index investments in U.S. domiciled companies also detracted from the fund’s relative returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest individual equity securities	Percent of net assets
AbbVie	5.52%
Amgen	4.59
Verizon Communications	4.43
JPMorgan Chase	4.00
Wells Fargo	3.40
Prudential Financial	3.22
Apple	3.22
Altria	3.15
Intel	2.84
Texas Instruments	2.28

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since July 5, 2001)	ratio

Class 1	5.82%	14.53%	14.71%	6.50%	6.38%	.41%
Class 1A	5.74	14.30	14.43	6.24	6.12	.66 [2]
Class 2	5.76	14.24	14.43	6.24	6.12	.66
Class 4	5.52	13.88	14.26	6.03	5.89	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 14.70% for the six months ended June 30, 2017, in line with the MSCI ACWI (All Country World Index),1 which rose 11.48%.

Global stocks rallied amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs, despite political uncertainty. U.S. equity markets surged in anticipation of lower regulation and tax cuts, led by information technology stocks. European stocks also climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets enjoyed strong returns as well, buoyed by strong earnings growth of technology companies.

Several sectors, led by information technology, made positive contributions to the fund’s returns. The fund’s holdings in Nintendo, Broadcom and TSMC were among the top contributors to results. Nintendo shares soared to an eight-year high on optimism that more third-party developers would create games for the company’s new flagship console. Semiconductor manufacturer TSMC rose, fueled by higher demand for smartphone microchips and optimism over demand for Apple’s next iPhone. Semiconductor manufacturer Broadcom also rose as the company’s second-quarter earnings topped analyst estimates.

Exposure to the energy sector was a drag on the fund’s returns. Among the fund’s top detractors to returns were Helmerich & Payne, BP and Royal Dutch Shell, which slid as oil prices declined on concerns of oversupply.

The fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can uncover promising long-term investment opportunities, and companies with sustainable dividends and income.

Country diversification	Percent of net assets
The Americas
United States	35.4%
Mexico	3.5
Canada	2.3
Brazil	1.6
Argentina	.3
43.1

Europe
United Kingdom	12.5
Switzerland	4.9
France	4.2
Germany	3.9
Denmark	1.2
Ireland	1.2
Other	2.1
30.0

Asia/Pacific Basin
Japan	8.2
Taiwan	5.0
India	2.7
China	2.0
Australia	1.2
Other	2.7
21.8

Short-term securities & other assets less liabilities	5.1

Total	100.0%

Largest individual equity securities	Percent of net assets
Nintendo	4.81%
British American Tobacco	4.03
TSMC	3.36
Microsoft	3.23
Nestlé	2.51
UnitedHealth Group	2.44
Broadcom	2.26
Airbus Group SE	1.98
IEnova	1.73
Murata Manufacturing	1.44

16	American Funds Insurance Series

Global Growth and Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since May 1, 2006)	ratio

Class 1	14.88%	21.35%	12.12%	5.61%	6.72%	.63%
Class 1A	14.87	21.20	11.87	5.36	6.46	.88 [2]
Class 2	14.70	21.02	11.85	5.34	6.45	.88
Class 4	14.58	20.71	11.61	5.10	6.20	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 9.77% for the six months ended June 30, 2017. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 9.34%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment, as well as the anticipation of fewer regulations and more tax cuts. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Regarding the fund, stock selection and an overweight position in consumer discretionary contributed most to the fund’s returns. Among the fund’s top contributors to results (posting double-digit gains) was consumer discretionary company Amazon. An increase in revenue from Amazon Web Services contributed to the company’s strong first-quarter earnings.

The fund’s weakest sector on an absolute basis was energy, impacted by persistent oversupply concerns that continued to drive oil prices lower. Investments in the telecommunication services sector also hindered returns and Verizon Communications was among the top detractors as the company reported first-quarter earnings that missed analyst expectations.

The portfolio managers exercise some caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s lack of success so far in various reforms. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term. The portfolio managers remain confident in our robust research process and its ability to identify attractive investments.

Largest individual equity securities	Percent of net assets
Amazon	3.64%
Microsoft	2.24
Alphabet	2.21
Netflix	1.97
AbbVie	1.94
Amgen	1.74
Verizon Communications	1.71
Texas Instruments	1.63
Broadcom	1.53
JPMorgan Chase	1.46

18	American Funds Insurance Series

Growth-Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	9.90%	19.02%	15.01%	6.72%	11.27%	.29%
Class 1A	9.85	18.82	14.74	6.46	10.99	.54 [2]
Class 2	9.77	18.70	14.72	6.45	10.96	.54
Class 3	9.83	18.82	14.80	6.53	11.07	.47
Class 4	9.64	18.43	14.47	6.20	10.72	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 15.48% for the six months ended June 30, 2017, while the MSCI ACWI (All Country World Index) ex USA1 gained 14.10%.

Strong corporate earnings and improving economic data in the U.S., Europe and Japan, with a backdrop of supportive global monetary policy, helped to diminish investors’ concerns about increasing populism and geopolitical uncertainty. Information technology stocks led U.S. markets higher, as the share price of U.S. tech giants Apple and Alphabet advanced. European stocks also climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets enjoyed strong returns buoyed by strong earnings from technology companies.

The top contributor to the fund’s results was the financials sector. HDFC Bank surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. HDFC Bank was among the top contributors to the fund’s returns. On the downside, investments in the energy sector detracted from returns as the price of crude oil slipped on concerns of oversupply. Among stock investments, Teva Pharmaceutical dragged down results as the company missed first-quarter revenue expectations.

By region, holdings in the U.S., India and Hong Kong contributed to relative returns, and holdings in China, Israel and Sweden were a drag on relative returns.

As geopolitics weigh on investor sentiment, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate can help us identify attractive investment opportunities.

Country diversification	Percent of net assets
Europe
United Kingdom	21.0%
France	6.9
Switzerland	4.9
Spain	3.9
Germany	2.4
Portugal	2.0
Netherlands	1.8
Italy	1.8
Denmark	1.6
Other	3.4
49.7

Asia/Pacific Basin
Hong Kong	7.4
Japan	4.7
South Korea	3.9
China	3.8
India	3.5
Taiwan	2.9
Thailand	1.9
Australia	1.2
Other	.4
29.7

The Americas
United States	2.6
Brazil	1.6
Canada	1.3
Other	.8
6.3

Other regions
Israel	2.1
Other	.6
2.7

Short-term securities & other assets less liabilities	11.6

Total	100.0%

Largest individual equity securities	Percent of net assets
HDFC Bank	3.52%
Royal Dutch Shell	3.37
Imperial Brands	2.39
TSMC	2.32
Cheung Kong Property Holdings	2.18
Samsung Electronics	2.06
Novartis	2.06
Shanghai International Airport Co., Ltd., Class A	2.05
Capita PLC	2.00
Teva Pharmaceutical Industries Ltd. (ADR)	1.88

20	American Funds Insurance Series

International Growth and Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

				Lifetime	Expense
	6 months	1 year	5 years	(since November 18, 2008)	ratio

Class 1	15.54%	16.13%	7.19%	9.97%	.68%
Class 1A	15.53	15.98	6.95	9.71	.93 [2]
Class 2	15.48	15.89	6.93	9.70	.93
Class 4	15.29	15.52	6.74	9.46	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 8.15% for the six months ended June 30, 2017. During the same period, the MSCI ACWI (All Country World Index)1 rose 11.48%. The Bloomberg Barclays U.S. Aggregate Index2 gained 2.27%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 8.65%. The Lipper Global Equity Income Funds Average4 a measure of similar funds, increased 8.92%.

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. Information technology stocks led markets higher. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union.

In the equity portfolio, the top contributor to the fund’s returns was the consumer staples sector due in part to good stock selection. Consumer staples company Philip Morris International was among the top contributors to returns, as the company reached record highs and registered double-digit gains. The fund’s fixed income holdings also rose on an absolute basis, contributing to the fund’s objective of generating a stream of income for its investors.

Given the fund’s focus on investing in stocks that pay dividends, we did not hold non-yielding information technology stocks that were strong in the first half. This hindered relative returns. Investments in the energy sector were also a detractor as the price of oil declined due to concerns of oversupply. Energy exploration and production company Helmerich & Payne and oil transportation company Inter Pipeline detracted from the fund’s returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to maintain an overweight position in defensive sectors such as consumer staples, telecommunication services and utilities. They continue to search for companies dedicated to both paying dividends and increasing them over time to meet the fund’s objectives of providing above-average and growing income.

Country diversification	Percent of net assets
The Americas
United States	51.4%
Canada	2.3
53.7

Europe
United Kingdom	15.3
France	3.3
Switzerland	2.8
Sweden	2.5
Finland	2.2
Italy	1.9
Other	3.5
31.5

Asia/Pacific Basin
Hong Kong	2.1
Singapore	1.9
Australia	1.8
Taiwan	1.6
Other	1.9
9.3

Other regions
United Arab Emirates	.2

Short-term securities & other assets less liabilities	5.3

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

			Lifetime	Expense
	6 months	1 year	(since May 1, 2014)	ratio

Class 1	8.27%	6.94%	3.51%	.54%
Class 1A	8.12	6.65	3.24	.80 [5]
Class 2	8.15	6.73	3.44	.80
Class 4	7.92	6.43	2.99	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.
[5]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 8.17% for the six months ended June 30, 2017. Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 9.34% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.27%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 6.48%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet, Facebook and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples. Bonds also advanced, led by U.S. long credit.

Investments in the information technology and consumer staples sectors boosted the fund’s returns. Consumer staples company Philip Morris International climbed to record highs and was the top contributor to results. Holdings in the energy sector detracted the most from the fund’s returns as oil prices slumped. Noble Energy and Weatherford International slid amid investor concerns about a glut of crude oil.

The fund’s relatively defensive interest rate exposure compared to its fixed income benchmark was additive to results. Federal agency mortgage-backed securities also accounted for gains.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. They continue to favor well-managed companies that are capable of generating positive cash flow and dividend income for investors in myriad economic environments. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest individual equity securities	Percent of net assets
Microsoft	3.15%
TSMC	2.55
Philip Morris International	2.38
Comcast	2.02
UnitedHealth Group	1.91
JPMorgan Chase	1.70
Lockheed Martin	1.67
Johnson & Johnson	1.60
Chubb	1.51
DuPont	1.50

24	American Funds Insurance Series

Asset Allocation Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since August 1,1989)	ratio

Class 1	8.28%	13.41%	11.27%	6.26%	8.57%	.29%
Class 1A	8.23	13.21	11.01	6.00	8.30	.54 [4]
Class 2	8.17	13.16	10.99	5.99	8.29	.54
Class 3	8.20	13.25	11.08	6.07	8.37	.47
Class 4	8.02	12.89	10.82	5.77	8.05	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 11.12% for the six months ended June 30, 2017. The MSCI ACWI (All Country World Index),1 which measures global stocks, gained 11.48%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 4.41%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3 rose 8.61%.

Several key market indexes hit a series of new highs as the U.S. continued to demonstrate slow and steady economic expansion. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength.

Overseas, European stocks rose despite political turmoil ahead of pivotal elections in the U.K. and France that served as referendums on the future of Europe. Markets cheered Emmanuel Macron’s victory as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed some of the best results with solid gains across Asia.

Strong selection and larger-than-index investments in consumer staples were beneficial and contributed the most to the fund’s returns. Consumer staples company British American Tobacco was among the fund’s top contributors to returns (posting double-digit gains). British American Tobacco rose as the company’s vaping business gained market share in Europe. The company expected that a weak pound would have a positive impact on the company’s profits repatriated to the U.K. Consumer staples company Philip Morris International also boosted the fund’s results, as the company’s shares reached record highs.

Larger-than-index investments in the energy sector were a detractor, hurt by concerns of an oversupply of crude oil that drove oil prices lower. Energy exploration and production companies LUKOIL PJSC and ConocoPhillips, oil-field services company Schlumberger and energy delivery company Enbridge were among the top detractors.

In fixed income, above-benchmark investments in Mexican debt and lower-than-index investments in euro-denominated debt contributed to relative returns. Exposure to select currencies, such as the Polish zloty, was also additive to relative results.

The fund’s portfolio managers exercise caution amid geopolitical uncertainty and continue to stay the course of focusing on global research and bottom-up analysis. As valuations for many companies are up, security selection is particularly important at this point in the market cycle. Portfolio managers continue to monitor changes in consumer behavior, the democratization of technology and e-commerce that present opportunities in the consumer staples sector for long-term investors.

Largest sectors in common stock holdings	Percent of net assets
Information technology	12.5%
Consumer staples	7.9
Industrials	7.4
Financials	6.6
Health care	5.7

Largest fixed income holdings (by issuer)	Percent of net assets
U.S. Treasury	8.5%
Japanese Government	2.7
Polish Government	1.4
Mexican Government	1.2
Spanish Government	.8

26	American Funds Insurance Series

Global Balanced Fund

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	32.9%	16.7%	(.1)%	6.0%	55.5%
Euros	7.6	3.2	1.6	—	12.4
British pounds	6.9	.9	(.8)	—	7.0
Japanese yen	3.4	2.7	.8	—	6.9
Swiss franc	2.4	—	—	—	2.4
Swedish kronor	1.5	—	.5	—	2.0
Hong Kong dollars	1.7	—	—	—	1.7
New Taiwan dollars	1.6	—	—	—	1.6
Polish zloty	—	1.4	(.1)	—	1.3
Indian rupees	.6	.7	(.3)	—	1.0
Other currencies	4.2	5.6	(1.6)	—	8.2
					100.0%

Largest individual equity securities	Percent of net assets
Nintendo	2.29%
British American Tobacco	1.98
Microsoft	1.81
Humana	1.73
ASML Holding	1.61
TSMC	1.57
JPMorgan Chase	1.35
Merck	1.29
Boeing	1.26
Philip Morris International	1.22

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017
	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	11.19%	12.47%	7.36%	5.67%	.72%
Class 1A	11.19	12.33	7.12	5.43	.97	[4]
Class 2	11.12	12.22	7.11	5.42	.97
Class 4	11.00	12.01	7.07	5.34	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
4	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 2.51% for the six months ended June 30, 2017, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index1 which rose 2.27%.

U.S. bond markets generated modest returns amid political uncertainty and a mixed global economy. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the six-month period at 2.31%.

The fund had a modestly overweight duration relative to the benchmark, which generally helped returns as yields marginally declined. The fund also benefited from sector allocation, with U.S. high-yield securities contributing most to the fund.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued investor demand for flight-to-safety assets and higher yields. Given uncertainty over how the Federal Reserve will reduce assets on its balance sheet, portfolio managers may experience periods of volatility in the months ahead. Nonetheless, they will continue to search the bond market for promising investment opportunities.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	21.2%
Freddie Mac	10.8
Fannie Mae	10.5
Ginnie Mae	5.4
Mexican Government	2.2
Japanese Government	1.5
Portuguese Government	1.4
State of Illinois	1.1
Pemex	.9
Enbridge Energy Partners, LP	.9

28	American Funds Insurance Series

Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year		5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	2.62%		.32%	2.45%	3.28%	4.80%	.38%
Class 1A	2.52		.10	2.20	3.03	4.54	.63	[2]
Class 2	2.51		.06	2.19	3.02	4.54	.63
Class 4	2.29	–	.18	1.96	2.78	4.28	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2014	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 4.94% for the six months ended June 30, 2017, while the Bloomberg Barclays Global Aggregate Index1 rose 4.41%.

Global bond markets rose as a mixed global economy and political turmoil contributed to investor demand for perceived flight-to-safety assets and high quality credit. Although there was much optimism at the beginning of the year about U.S. fiscal policy designed to spur growth, uncertainty about fiscal expansion contributed to a weaker U.S. dollar. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. Global central banks kept monetary policy steady to remain flexible amid economic uncertainty. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the period at 2.31%. Meanwhile, 10-year U.K. bonds traded at lower yields.

Low exposure to euro-denominated debt and Japanese debt combined with above-benchmark investments in Mexican debt contributed to relative returns. Exposure to select currencies, such as the Polish zloty and Hungarian forint, were also additive to relative results.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets, and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Percent of net assets

Currency weighting (after hedging) by country
United States[2]	48.6%
Japan	16.1
Euro zone[3]	11.4
United Kingdom	3.6
Poland	2.8
Norway	2.1
Sweden	2.0
Colombia	1.3
Mexico	1.1
India	1.1
Turkey	1.1
Denmark	.9
Malaysia	.9
Chile	.8
Hungary	.5
Thailand	.4
Egypt	.3
Argentina	.2
Canada	.2
Israel	.2
Philippines	.1
Other	4.3
Total	100.0%

Non-U.S. government bonds by country
Euro zone[3]:
Germany	3.5%
Portugal	2.4
Spain	1.0
Italy	.8
Other	2.5	10.2%
Japan		9.1
Poland		4.5
Mexico		3.6
India		2.5
Malaysia		2.1
Norway		1.7
Australia		1.7
United Kingdom		1.6
Colombia		1.2
Other		9.3
Total		47.5%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	15.7%
Japanese Government	9.1
Polish Government	4.5
Mexican Government	3.6
German Government	3.3
Indian Government	2.4
Portuguese Government	2.4
Malaysian Government	2.1
Norwegian Government	1.7
Australian Government	1.7

30	American Funds Insurance Series

Global Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)		Expense ratio

Class 1	5.09%	.14%	1.32%	4.06%	4.21%		.57%
Class 1A	5.08	.01	1.09	3.82	3.96		.82	[4]
Class 2	4.94	–.17	1.06	3.80	3.94	[5]	.82
Class 4	4.88	–.37	.90	3.59	3.73		1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 13.9%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Slovenia and Spain.
[4]	Based on estimated amounts for the current fiscal year.
[5]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 4.43% for the six months ended June 30, 2017. The fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 increased 4.92%.

Renewed investor expectations of more rapid economic growth led to higher interest rates as the Federal Reserve increased the benchmark federal funds rate in March and June of this year by a quarter percentage point each time. U.S. bond markets rose for the six-month period, led by U.S. long credit. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the period at 2.31%, and the spread between U.S. corporate bonds and Treasuries declined by a modest 14 basis points.

The fund’s allocation to high-yield debt and exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, were additive to results. High-yield bond investments in the energy sector, however, detracted from returns as oil prices declined due to concerns of oversupply.

The fund’s portfolio managers believe current fundamentals support a constructive high-yield market environment. While we are monitoring the Federal Reserve’s tightening monetary policy, maturities in the high-yield market have tended to be shorter than some other markets, which should help dampen the effect of rising rates.

Largest holdings (by issuer)	Percent of net assets
VRX	2.8%
Altice	1.9
Cheniere Energy	1.8
First Quantum Minerals	1.7
Tenet Healthcare	1.5
Sprint Nextel	1.4
Chesapeake Energy	1.4
AES	1.3
Cliffs Natural Resources	1.3
CCO Holdings LLC and CCO Holdings Capital	1.3

32	American Funds Insurance Series

High-Income Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	4.60%	13.18%	5.79%	5.63%	8.94%	.49%
Class 1A	4.60	13.03	5.56	5.38	8.67	.74	[2]
Class 2	4.43	13.00	5.54	5.37	8.61	.74
Class 3	4.46	12.94	5.59	5.44	8.74	.67
Class 4	4.29	12.63	5.37	5.15	8.41	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.37% for the six months ended June 30, 2017, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index1 rose 1.35%.

The Federal Reserve increased the benchmark federal funds overnight lending rate in March and June of this year by a quarter percentage point each time. Long maturity U.S. Treasury yields modestly declined, pushing their prices higher. The housing market continued to function smoothly as home sales rose modestly and home prices increased about 5% on a year-over-year basis.

The fund’s investments in the agency mortgage-backed securities sector, inflation linked treasury bonds and securitized debt were additive to relative returns. As the yield curve flattened, the fund’s curve positioning detracted from relative returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Ginnie Mae	14.1%
Fannie Mae	6.8
Freddie Mac	27.9	48.8%
Other		13.2
Total		62.0%

34	American Funds Insurance Series

Mortgage Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	1.51%	1.12%	2.17%	2.83%	.46%
Class 1A	1.41	.89	1.92	2.58	.71	[2]
Class 2	1.37	.85	1.91	2.58	.71
Class 4	1.25	.62	1.78	2.41	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.09% for the six months ended June 30, 2017, while the Bloomberg Barclays Short-Term Government/Corporate Index1 gained 0.43%.

The fund’s returns were higher than in 2016 as yields on three-month Treasury bills were up approximately 50 basis points since the end of last year. Short-term interest rates still remain near historically low levels.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. Given these increases in interest rates, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.27%		.36%	–.09%	.36%	3.53%	.35%
Class 1A	.26	.23	–.31	.12	3.28	.60	[2]
Class 2.09		–.00	–.36	.09	3.24	.60
Class 3.18		.09	–.29	.16	3.35	.53
Class 4	–.00	–.18	–.45	–.08	3.04	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets
Commercial paper	68.9%
Federal agency discount notes	24.8
Bonds & notes of governments & government agencies outside the U.S.	3.2
U.S. Treasury bills	3.2
Other assets less liabilities	(.1)
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.76% for the six months ended June 30, 2017, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index1 rose 1.64%.

The Federal Reserve increased the benchmark federal funds rate by a quarter percentage point twice this year — moves that lend credence to the case for continued domestic growth and economic stability. U.S. government debt rose modestly. The yield on the benchmark 10-year Treasury note declined by 14 basis points over the six months to end the period at 2.31%.

Some of the major themes driving the markets in the first half of 2017 were concerns about global economic growth, geopolitical events such as elections in Europe, and recent weak consumer price inflation in the U.S.

During the period, the fund’s duration contributed to relative returns. The fund also benefited from sector allocation, with U.S. agency securities contributing to relative returns. As the yield curve flattened, yield curve positioning detracted from relative returns.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations	Percent of net assets
30-year pass-throughs:
Freddie Mac	10.5%
Fannie Mae	13.2
Ginnie Mac	8.1	31.8%
Other		4.2
Total		36.0%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	1.87%	–.67%	1.63%	3.96%	5.96%	.36%
Class 1A	1.86	–.80	1.40	3.72	5.70	.61	[2]
Class 2	1.76	–.93	1.36	3.70	5.66	.61
Class 3	1.83	–.86	1.43	3.78	5.77	.54
Class 4	1.62	–1.24	1.21	3.49	5.45	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2017	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth Fund gained 13.91% for the six months ended June 30, 2017. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

While the underlying fund’s larger-than-index investments and strong stock selection in consumer discretionary and information technology added to returns, energy stocks detracted from the fund’s results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	14.10%	20.64%	8.32%	.87%	.71%
Class P2	13.91	20.24	7.96	1.12	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk International Fund advanced 16.57% for the six months ended June 30, 2017, outpacing the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which rose 11.59%. The MSCI ACWI (All Country World Index) ex USA2 rose 14.10%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in the information technology sector contributed most to returns, while holdings in the energy sector hindered returns.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	16.87%	17.80%	2.40%	1.05%	.89%
Class P2	16.57	17.37	2.00	1.30	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund gained 5.11% for the six months ended June 30, 2017, trailing Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,1 which rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in industrials and consumer discretionary boosted fund results on a relative basis, while investments in the information technology sector were a drag on relative returns.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	5.37%	12.31%	7.60%	.92%	.76%
Class P2	5.11	11.89	7.21	1.17	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 9.10% for the six months ended June 30, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,1 which rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s stock selection and overweight position in consumer discretionary added the most to returns. The fund’s weakest sector on an absolute basis was energy, impacted by a decline in oil prices on concerns of oversupply.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	9.11%	15.96%	7.83%	.83%	.67%
Class P2	9.10	15.77	7.50	1.08	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund rose 7.43% for the six months ended June 30, 2017, beating the Standard & Poor’s 500 Managed Risk Index – Moderate,1 which rose 7.16%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%, while the Bloomberg Barclays U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.27%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in the information technology sector contributed the most to absolute returns. Holdings in the energy sector hindered returns as oil prices slumped on concerns of oversupply.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	7.53%	12.01%	8.11%	.70%	.65%
Class P2	7.43	11.74	7.84	.95	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. Investment results and net expense ratios shown reflect the waiver, without which the results would have been lower and the expenses would have been higher. This waiver will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44	American Funds Insurance Series

Global Growth Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 97.12%	Shares	Value (000)
Information technology 29.76%
Taiwan Semiconductor Manufacturing Co., Ltd.	27,614,000	$189,267
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	11,712
Alphabet Inc., Class A1	140,400	130,527
Alphabet Inc., Class C1	71,052	64,567
Nintendo Co., Ltd.	516,200	172,931
ASML Holding NV	675,542	88,036
ASML Holding NV (New York registered)	643,900	83,907
Facebook, Inc., Class A1	898,500	135,656
Alibaba Group Holding Ltd. (ADR)[1]	781,050	110,050
Microsoft Corp.	1,380,000	95,123
Visa Inc., Class A	998,800	93,668
Murata Manufacturing Co., Ltd.	608,000	92,274
Broadcom Ltd.	392,200	91,402
Samsung Electronics Co., Ltd.	18,520	38,476
Samsung Electronics Co., Ltd., nonvoting preferred	18,500	30,107
Tencent Holdings Ltd.	1,800,000	64,369
AAC Technologies Holdings Inc.	4,418,540	55,236
Just Eat PLC[1]	5,264,900	44,915
Other securities		148,947
		1,741,170

Consumer discretionary 19.00%
Amazon.com, Inc.[1]	297,100	287,593
Ulta Beauty, Inc.[1]	315,300	90,598
Home Depot, Inc.	513,000	78,694
Peugeot SA	3,878,800	77,373
Priceline Group Inc.[1]	39,000	72,950
Industria de Diseño Textil, SA	1,723,000	66,142
McDonald’s Corp.	293,000	44,876
Naspers Ltd., Class N	208,300	40,522
Other securities		352,875
		1,111,623

Health care 13.90%
Regeneron Pharmaceuticals, Inc.[1]	243,700	119,691
UnitedHealth Group Inc.	344,700	63,914
Bayer AG	421,600	54,509
Boston Scientific Corp.[1]	1,779,200	49,319
Express Scripts Holding Co.[1]	720,200	45,978
AstraZeneca PLC	686,500	45,914
Sartorius AG, non-registered shares, nonvoting preferred	444,000	42,841
Straumann Holding AG	71,500	40,675
Eurofins Scientific SE, non-registered shares	68,145	38,383
Mettler-Toledo International Inc.[1]	65,000	38,255
Other securities		273,900
		813,379

Financials 9.74%
AIA Group Ltd.	15,387,900	112,441
JPMorgan Chase & Co.	869,100	79,436
Indiabulls Housing Finance Ltd.	3,031,000	50,463
Prudential PLC	1,905,134	43,696
MarketAxess Holdings Inc.	188,000	37,807
Other securities		245,859
		569,702

American Funds Insurance Series	45

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.61%
British American Tobacco PLC	1,938,000	$132,114
Nestlé SA	739,650	64,369
Altria Group, Inc.	650,000	48,405
Pernod Ricard SA	301,400	40,363
Other securities		159,630
		444,881

Industrials 6.14%
Airbus SE, non-registered shares	1,109,500	91,239
KONE Oyj, Class B	880,000	44,767
Caterpillar Inc.	399,000	42,877
ASSA ABLOY AB, Class B	1,677,000	36,846
Other securities		143,617
		359,346

Energy 2.46%
Other securities		144,098

Materials 2.06%
Sherwin-Williams Co.	116,000	40,711
Other securities		79,594
		120,305

Telecommunication services 1.46%
SoftBank Group Corp.	776,000	62,763
Other securities		22,870
		85,633

Miscellaneous 4.99%
Other common stocks in initial period of acquisition		291,977

Total common stocks (cost: $4,016,519,000)		5,682,114

Bonds, notes & other debt instruments 0.04%	Principal amount (000)
U.S. Treasury bonds & notes 0.04%
U.S. Treasury 0.04%
Other securities		1,999

Total bonds, notes & other debt instruments (cost: $1,999,000)		1,999

Short-term securities 3.03%
Other securities		177,358

Total short-term securities (cost: $177,375,000)		177,358
Total investment securities 100.19% (cost: $4,195,893,000)		5,861,471
Other assets less liabilities (0.19)%		(10,921)

Net assets 100.00%		$5,850,550

46	American Funds Insurance Series

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $41,497,000, which represented .71% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $153,405,000, which represented 2.62% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales		Settlement	at 6/30/2017
(000)	(000)	Counterparty	date	(000)
USD5,243	JPY581,294	Bank of America, N.A.	7/25/2017	$69

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	47

Global Small Capitalization Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.48%	Shares	Value (000)
Consumer discretionary 21.57%
Domino’s Pizza, Inc.	242,300	$51,254
zooplus AG, non-registered shares[1]	250,671	49,817
Hilton Grand Vacations Inc.[1]	1,114,900	40,203
GVC Holdings PLC	4,048,748	39,892
Cedar Fair, LP	531,000	38,285
Melco International Development Ltd.	13,831,000	37,025
Five Below, Inc.[1]	684,000	33,769
Tele Columbus AG1	2,743,000	30,389
Hostelworld Group PLC[2]	5,720,000	25,852
Vail Resorts, Inc.	121,107	24,564
AA PLC	7,894,804	23,444
Other securities		475,713
		870,207

Information technology 16.57%
Qorvo, Inc.[1]	1,783,038	112,902
VTech Holdings Ltd.	2,189,000	34,682
AAC Technologies Holdings Inc.	2,563,061	32,041
ZPG PLC	6,660,920	31,388
II-VI, Inc.[1]	814,200	27,927
Paycom Software, Inc.[1]	374,985	25,653
Hamamatsu Photonics KK	785,753	24,102
Lumentum Holdings Inc.[1]	419,900	23,955
Mellanox Technologies, Ltd.[1]	553,000	23,945
Topcon Corp.	1,360,510	23,394
Other securities		308,651
		668,640

Health care 16.05%
Insulet Corp.[1]	1,298,633	66,633
GW Pharmaceuticals PLC (ADR)[1]	652,600	65,423
China Biologic Products, Inc.[1]	503,000	56,889
athenahealth, Inc.[1]	342,000	48,068
Kite Pharma, Inc.[1]	385,539	39,969
Illumina, Inc.[1]	230,200	39,944
Integra LifeSciences Holdings Corp.[1]	688,523	37,531
NuVasive, Inc.[1]	460,750	35,441
iRhythm Technologies, Inc.[1]	807,980	34,331
Bluebird Bio, Inc.[1]	267,765	28,129
Ultragenyx Pharmaceutical Inc.[1]	387,108	24,043
Other securities		170,898
		647,299

Industrials 10.02%
International Container Terminal Services, Inc.	20,180,000	39,112
Other securities		364,989
		404,101

Financials 8.40%
Kotak Mahindra Bank Ltd.	3,282,732	48,540
Essent Group Ltd.[1]	1,058,841	39,325
Texas Capital Bancshares, Inc.[1]	481,423	37,262
Webster Financial Corp.	553,000	28,878
Avanza Bank Holding AB	560,129	24,460
Other securities		160,380
		338,845

Consumer staples 3.65%
COSMOS Pharmaceutical Corp.	193,900	37,720
Other securities		109,464
		147,184

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Materials 3.46%
Lundin Mining Corp.	5,999,000	$34,094
Other securities		105,345
		139,439

Real estate 2.75%
WHA Corp. PCL	340,831,250	31,705
MGM Growth Properties LLC REIT, Class A	1,048,600	30,608
Other securities		48,469
		110,782

Energy 2.59%
Other securities		104,542

Utilities 2.16%
ENN Energy Holdings Ltd.	4,991,400	30,112
Other securities		57,118
		87,230

Telecommunication services 0.42%
Other securities		17,039

Miscellaneous 4.84%
Other common stocks in initial period of acquisition		195,276

Total common stocks (cost: $3,037,636,000)		3,730,584

Rights & warrants 0.02%
Real estate 0.01%
Other securities		227

Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		424

Total rights & warrants (cost: $431,000)		651

Bonds, notes & other debt instruments 0.69%	Principal amount (000)
Corporate bonds & notes 0.59%
Consumer discretionary 0.59%
Caesars Entertainment Operating Co. 10.00% 2018[3]	$25,950	24,004

U.S. Treasury bonds & notes 0.10%
U.S. Treasury 0.10%
Other securities		4,116

Total bonds, notes & other debt instruments (cost: $25,619,000)		28,120

Short-term securities 6.87%
Bank of Montreal 1.15% due 8/15/2017	30,000	29,952
Fairway Finance Corp. 1.24% due 9/13/2017[4]	10,000	9,973
Federal Home Loan Bank 1.03%–1.05% due 9/6/2017–10/3/2017	52,700	52,572
Nordea Bank AB 1.03% due 7/20/2017[4]	55,900	55,864

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Statoil ASA 1.14% due 7/28/2017[4]	$25,000	$24,979
Victory Receivables Corp. 1.22% due 7/21/2017[4]	30,000	29,975
Other securities		73,788

Total short-term securities (cost: $277,117,000)		277,103
Total investment securities 100.06% (cost: $3,340,803,000)		4,036,458
Other assets less liabilities (0.06)%		(2,599)

Net assets 100.00%		$4,033,859

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $11,697,000, an aggregate cost of $10,011,000, and which represented .29% of the net assets of the fund) were acquired from 5/1/2015 to 4/28/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $654,000, which represented .02% of the net assets of the fund.

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 6/30/2017
(000)	(000)	Counterparty	date	(000)
USD3,971	JPY437,000	UBS AG	7/12/2017	$ 83
USD44,059	GBP34,000	HSBC Bank	7/13/2017	(244)
USD15,876	JPY1,765,175	JPMorgan Chase	7/28/2017	162
USD10,245	INR663,163	Citibank	7/31/2017	30
USD15,586	GBP12,190	Citibank	8/21/2017	(317)
				$(286)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)
Hostelworld Group PLC	—	5,720,000	—	5,720,000	$—	$2,585	$999	$25,852
Time Technoplast Ltd.[5]	11,888,000	—	11,888,000	—	5,933	107	—	—
Indochine Mining Ltd.[1,5,6]	182,998	—	182,998	—	(8,032)	8,032	—	—
Victoria Oil & Gas PLC[1,5]	6,966,560	—	6,966,560	—	(1,438)	3,759	—	—
					$(3,537)	$14,483	$999	$25,852

50	American Funds Insurance Series

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $190,528,000, which represented 4.72% of the net assets of the fund.
[5]	Unaffiliated issuer at 6/30/2017.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $56,540,000, which represented 1.40% of the net assets of the fund. This amount includes $43,269,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	51

Growth Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.89%	Shares	Value (000)
Information technology 30.26%
Facebook, Inc., Class A1	8,340,500	$1,259,249
Alphabet Inc., Class C1	613,000	557,052
Alphabet Inc., Class A1	271,500	252,408
Microsoft Corp.	11,676,000	804,827
Broadcom Ltd.	3,068,300	715,067
Apple Inc.	3,851,000	554,621
ASML Holding NV (New York registered)	2,251,504	293,393
ASML Holding NV	1,199,568	156,327
Taiwan Semiconductor Manufacturing Co., Ltd.	48,812,000	334,559
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,225,392	112,760
Visa Inc., Class A	2,955,000	277,120
Samsung Electronics Co., Ltd.	89,330	185,585
Intel Corp.	4,926,000	166,203
Alibaba Group Holding Ltd. (ADR)[1]	1,143,000	161,049
TE Connectivity Ltd.	1,925,000	151,459
Adobe Systems Inc.[1]	1,000,000	141,440
Other securities		1,016,208
		7,139,327

Consumer discretionary 20.78%
Amazon.com, Inc.[1]	1,393,416	1,348,827
Tesla, Inc.[1]	1,506,200	544,657
Home Depot, Inc.	2,985,000	457,899
Netflix, Inc.[1]	2,746,000	410,280
Comcast Corp., Class A	10,390,000	404,379
Ulta Beauty, Inc.[1]	1,120,000	321,821
Priceline Group Inc.[1]	131,531	246,031
Starbucks Corp.	4,195,000	244,610
Charter Communications, Inc., Class A1	698,680	235,350
Other securities		688,079
		4,901,933

Health care 14.59%
UnitedHealth Group Inc.	3,517,500	652,215
Regeneron Pharmaceuticals, Inc.[1]	834,500	409,856
Centene Corp.[1]	4,031,052	322,000
Intuitive Surgical, Inc.[1]	313,500	293,239
Humana Inc.	993,200	238,984
Vertex Pharmaceuticals Inc.[1]	1,711,200	220,522
Boston Scientific Corp.[1]	7,845,000	217,463
Thermo Fisher Scientific Inc.	995,000	173,598
Incyte Corp.[1]	1,040,000	130,946
Other securities		784,045
		3,442,868

Energy 7.45%
EOG Resources, Inc.	2,402,400	217,465
Schlumberger Ltd.	2,900,000	190,936
Concho Resources Inc.[1]	1,550,000	188,372
Noble Energy, Inc.	5,663,000	160,263
Suncor Energy Inc.	4,402,090	128,621
Other securities		872,407
		1,758,064

Financials 7.34%
JPMorgan Chase & Co.	2,635,000	240,839
Wells Fargo & Co.	3,335,000	184,792
Legal & General Group PLC	40,158,246	135,102
Other securities		1,171,273
		1,732,006

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Industrials 6.13%
Boeing Co.	876,400	$173,308
Fortive Corp.	2,329,397	147,567
TransDigm Group Inc.	524,000	140,888
MTU Aero Engines AG	941,034	132,738
Rockwell Collins, Inc.	1,225,000	128,723
Other securities		723,031
		1,446,255

Consumer staples 2.32%
Constellation Brands, Inc., Class A	815,000	157,890
Other securities		389,821
		547,711

Telecommunication services 0.93%
Zayo Group Holdings, Inc.[1]	6,245,000	192,970
Other securities		26,491
		219,461

Other 1.38%
Other securities		324,938

Miscellaneous 1.71%
Other common stocks in initial period of acquisition		402,317

Total common stocks (cost: $14,405,033,000)		21,914,880

Convertible stocks 0.05%
Consumer discretionary 0.05%
Other securities		12,276

Total convertible stocks (cost: $10,650,000)		12,276

Short-term securities 7.21%	Principal amount (000)
Apple Inc. 0.89%–1.15% due 7/20/2017–9/19/2017[2]	$135,000	134,824
Chariot Funding, LLC 0.95%–1.00% due 7/7/2017–7/14/2017[2]	150,000	149,954
Federal Home Loan Bank 0.84%–1.03% due 7/5/2017–9/20/2017	909,575	908,835
Jupiter Securitization Co., LLC 0.95% due 7/3/2017[2]	20,000	19,998
Other securities		486,947

Total short-term securities (cost: $1,700,520,000)		1,700,558
Total investment securities 100.15% (cost: $16,116,203,000)		23,627,714
Other assets less liabilities (0.15)%		(35,001)

Net assets 100.00%		$23,592,713

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $12,276,000, which represented .05% of the net assets of the fund. This security was acquired for $10,650,000 on 5/22/2015 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

American Funds Insurance Series	53

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $686,896,000, which represented 2.91% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

54	American Funds Insurance Series

International Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 90.29%	Shares	Value (000)
Financials 16.62%
AIA Group Ltd.	40,078,700	$292,860
HDFC Bank Ltd.[1]	10,149,569	261,259
HDFC Bank Ltd. (ADR)	352,300	30,639
UniCredit SpA[2]	7,776,692	145,223
Prudential PLC	5,142,265	117,944
Kotak Mahindra Bank Ltd.	6,186,048	91,469
Barclays PLC	34,317,708	90,623
BNP Paribas SA	1,002,776	72,224
Credit Suisse Group AG	4,172,789	60,314
Other securities		296,876
		1,459,431

Information technology 13.61%
Tencent Holdings Ltd.	8,410,399	300,762
Samsung Electronics Co., Ltd.	137,599	285,865
Alibaba Group Holding Ltd. (ADR)[2]	1,844,800	259,932
ASML Holding NV	693,834	90,420
Nintendo Co., Ltd.	188,239	63,062
Other securities		194,919
		1,194,960

Consumer discretionary 13.22%
Altice NV, Class A2	7,869,893	181,570
Altice NV, Class B2	1,118,127	25,803
Kering SA	431,324	146,904
Galaxy Entertainment Group Ltd.	18,326,000	111,259
Hyundai Motor Co.	653,354	91,081
Naspers Ltd., Class N	364,200	70,850
Sony Corp.	1,580,500	60,227
Sands China Ltd.	13,028,000	59,655
Other securities		413,431
		1,160,780

Health care 9.59%
Novartis AG	1,967,000	163,694
Teva Pharmaceutical Industries Ltd. (ADR)	3,660,300	121,595
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	69,828
Grifols, SA, Class A, non-registered shares	881,000	24,537
Grifols, SA, Class B (ADR)	793,690	16,771
Takeda Pharmaceutical Co. Ltd.	1,646,500	83,573
UCB SA	1,111,391	76,455
Merck KGaA	567,900	68,592
Sysmex Corp.	1,055,000	62,939
Other securities		153,565
		841,549

Consumer staples 8.28%
Nestlé SA	1,317,700	114,675
AMOREPACIFIC Corp.	385,274	102,367
Pernod Ricard SA	717,437	96,077
Associated British Foods PLC	2,250,488	86,058
British American Tobacco PLC	1,126,000	76,760
Treasury Wine Estates Ltd.	6,529,100	66,040
Other securities		185,182
		727,159

Industrials 8.08%
Airbus SE, non-registered shares	2,559,364	210,469
Rolls-Royce Holdings PLC[2]	8,468,900	98,280
Other securities		400,540
		709,289

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Utilities 5.86%
Power Grid Corp. of India Ltd.	35,497,206	$115,628
DONG Energy AS	1,873,324	84,568
ENN Energy Holdings Ltd.	13,136,000	79,246
CK Infrastructure Holdings Ltd.	7,942,000	66,731
China Gas Holdings Ltd.	31,610,000	63,807
Other securities		104,190
		514,170

Materials 5.29%
Nitto Denko Corp.	1,092,000	89,710
Grasim Industries Ltd.	3,031,988	58,264
Other securities		316,366
		464,340

Energy 3.80%
Royal Dutch Shell PLC, Class B	2,974,624	79,907
Royal Dutch Shell PLC, Class A	2,338,425	61,980
Other securities		191,776
		333,663

Telecommunication services 3.02%
Nippon Telegraph and Telephone Corp.	2,715,000	128,176
SoftBank Group Corp.	911,900	73,755
Other securities		63,242
		265,173

Real estate 1.93%
Cheung Kong Property Holdings Ltd.	12,918,528	101,181
Other securities		68,688
		169,869

Miscellaneous 0.99%
Other common stocks in initial period of acquisition		86,831

Total common stocks (cost: $6,468,357,000)		7,927,214

Bonds, notes & other debt instruments 0.75%	Principal amount (000)
Corporate bonds & notes 0.45%
Other 0.45%
Other securities		39,031

Total corporate bonds & notes		39,031

U.S. Treasury bonds & notes 0.26%
U.S. Treasury 0.26%
Other securities		22,819

Bonds & notes of governments outside the U.S. 0.04%
Other securities		3,838

Total bonds, notes & other debt instruments (cost: $55,678,000)		65,688

56	American Funds Insurance Series

International Fund

Short-term securities 9.06%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.03% due 7/12/2017	$55,000	$54,978
Federal Home Loan Bank 0.82%–1.07% due 7/7/2017–10/27/2017	408,200	407,665
Mizuho Bank, Ltd. 0.95%–1.19% due 7/3/2017–7/26/2017[3]	105,200	105,145
Other securities		228,011

Total short-term securities (cost: $795,808,000)		795,799
Total investment securities 100.10% (cost: $7,319,843,000)		8,788,701
Other assets less liabilities (0.10)%		(9,083)

Net assets 100.00%		$8,779,618

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	57

International Fund

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)
USD26,925	INR1,744,071	Bank of America, N.A.	7/31/2017	$59

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $261,259,000, which represented 2.98% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $340,257,000, which represented 3.88% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See Notes to Financial Statements

58	American Funds Insurance Series

New World Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 89.02%	Shares	Value (000)
Information technology 24.07%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,887,000	$67,766
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	24,472
Murata Manufacturing Co., Ltd.	584,000	88,632
Alphabet Inc., Class C1	69,700	63,338
Alphabet Inc., Class A1	16,900	15,712
Facebook, Inc., Class A1	399,100	60,256
Samsung Electronics Co., Ltd.	18,500	38,434
Samsung Electronics Co., Ltd., nonvoting preferred	7,750	12,613
Alibaba Group Holding Ltd. (ADR)[1]	361,550	50,942
Microsoft Corp.	729,000	50,250
Intel Corp.	1,293,460	43,641
United Microelectronics Corp.	80,327,000	38,949
Broadcom Ltd.	159,750	37,230
Baidu, Inc., Class A (ADR)[1]	177,600	31,766
Yandex NV, Class A1	1,201,950	31,539
TravelSky Technology Ltd., Class H	7,580,456	22,331
Other securities		80,686
		758,557

Consumer discretionary 10.99%
Matahari Department Store Tbk PT2	38,552,200	40,941
Domino’s Pizza, Inc.	173,400	36,679
Kroton Educacional SA, ordinary nominative	7,721,000	34,656
Naspers Ltd., Class N	177,519	34,534
Sony Corp.	700,000	26,674
Maruti Suzuki India Ltd.	224,500	25,068
MakeMyTrip Ltd., non-registered shares[1]	733,931	24,623
Starbucks Corp.	380,000	22,158
Other securities		101,056
		346,389

Financials 10.66%
HDFC Bank Ltd.[2]	1,891,100	48,678
HDFC Bank Ltd. (ADR)	208,400	18,125
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	47,265
Grupo Financiero Galicia SA, Class B (ADR)	935,951	39,909
AIA Group Ltd.	4,611,600	33,698
Housing Development Finance Corp. Ltd.	1,158,700	28,950
Other securities		119,565
		336,190

Consumer staples 8.59%
British American Tobacco PLC	1,440,000	98,165
CP ALL PCL	17,121,500	31,627
Nestlé SA	312,196	27,169
Lenta Ltd. (GDR)[1]	4,126,200	23,973
Lenta Ltd. (GDR)[1,3]	244,500	1,421
Foshan Haitian Flavouring and Food Co. Ltd., Class A	1,999,900	12,030
Other securities		76,381
		270,766

Energy 8.57%
Reliance Industries Ltd.[1]	6,506,589	138,915
Other securities		131,101
		270,016

American Funds Insurance Series	59

New World Fund

Common stocks (continued)	Shares	Value (000)
Industrials 6.26%
Airbus SE, non-registered shares	612,229	$50,347
Eicher Motors Ltd.[1]	104,200	43,589
Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	27,749
Other securities		75,792
		197,477

Health care 4.95%
Hypermarcas SA, ordinary nominative	4,903,700	41,149
CSL Ltd.	269,500	28,591
Other securities		86,271
		156,011

Materials 4.88%
Randgold Resources Ltd.	529,600	46,939
Vale SA, Class A, preferred nominative	2,830,000	22,988
Klabin SA, units	4,487,400	21,984
Other securities		61,817
		153,728

Utilities 2.72%
Infraestructura Energética Nova, SAB de CV	13,547,613	72,222
Other securities		13,535
		85,757

Telecommunication services 1.94%
SoftBank Group Corp.	650,000	52,572
Other securities		8,558
		61,130

Real estate 1.17%
American Tower Corp. REIT	236,800	31,333
Other securities		5,471
		36,804

Miscellaneous 4.22%
Other common stocks in initial period of acquisition		133,078

Total common stocks (cost: $2,336,213,000)		2,805,903

Rights & warrants 1.54%
Consumer staples 1.34%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,3]	5,330,000	32,061
Other securities		10,052
		42,113

Consumer discretionary 0.20%
Other securities		6,248

Total rights & warrants (cost: $40,814,000)		48,361

Bonds, notes & other debt instruments 3.20%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.59%
Other securities		81,623

Corporate bonds & notes 0.56%
Other 0.56%
Other securities		17,837

Total corporate bonds & notes		17,837

60	American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
Other securities		$1,499

Total bonds, notes & other debt instruments (cost: $99,154,000)		100,959

Short-term securities 5.56%
Federal Home Loan Bank 0.83%–0.95% due 7/11/2017–8/23/2017	$40,000	39,957
Liberty Street Funding Corp. 1.22% due 7/5/2017[3]	24,300	24,296
Nordea Bank AB 1.03% due 7/20/2017[3]	39,200	39,175
Sumitomo Mitsui Banking Corp. 1.15% due 7/21/2017[3]	22,200	22,184
Victory Receivables Corp. 1.20%–1.22% due 7/11/2017–7/21/2017[3]	37,700	37,672
Other securities		12,063

Total short-term securities (cost: $175,358,000)		175,347
Total investment securities 99.32% (cost: $2,651,539,000)		3,130,570
Other assets less liabilities 0.68%		21,335

Net assets 100.00%		$3,151,905

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	61

New World Fund

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)
USD526	COP1,530,569	Citibank	7/10/2017	$25
USD1,315	ZAR16,955	Goldman Sachs	7/10/2017	21
USD1,397	BRL4,600	JPMorgan Chase	7/10/2017	12
USD3,162	INR204,401	JPMorgan Chase	7/10/2017	4
USD496	TRY1,775	Bank of America, N.A.	7/10/2017	(7)
USD1,897	MXN34,748	Bank of America, N.A.	7/10/2017	(14)
USD2,964	ZAR38,500	Barclays Bank PLC	7/12/2017	28
USD1,265	COP3,721,800	JPMorgan Chase	7/17/2017	47
USD900	BRL3,000	JPMorgan Chase	7/21/2017	(1)
USD298	EUR265	HSBC Bank	7/21/2017	(5)
USD3,967	INR257,150	JPMorgan Chase	8/10/2017	11
USD685	INR44,350	Citibank	8/10/2017	2
USD1,389	JPY153,000	Bank of America, N.A.	8/17/2017	25
USD570	JPY63,000	UBS AG	8/21/2017	8
USD595	EUR530	HSBC Bank	8/23/2017	(12)
				$144

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $158,032,000, which represented 5.01% of the net assets of the fund. This amount includes $58,508,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $209,408,000, which represented 6.64% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

EUR = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

62	American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 96.55%	Shares	Value (000)
Health care 16.68%
AbbVie Inc.	6,761,500	$490,277
Amgen Inc.	2,366,500	407,582
Teva Pharmaceutical Industries Ltd. (ADR)	5,375,800	178,584
Medtronic PLC	1,460,000	129,575
Abbott Laboratories	1,576,100	76,614
Bristol-Myers Squibb Co.	1,125,000	62,685
Other securities		136,236
		1,481,553

Financials 14.50%
JPMorgan Chase & Co.	3,884,900	355,080
Wells Fargo & Co.	5,444,000	301,652
Prudential Financial, Inc.	2,649,000	286,463
Citigroup Inc.	2,531,000	169,273
American International Group, Inc.	1,506,300	94,174
Other securities		81,000
		1,287,642

Information technology 13.63%
Apple Inc.	1,983,180	285,618
Intel Corp.	7,487,200	252,618
Texas Instruments Inc.	2,630,000	202,326
Oracle Corp.	3,150,000	157,941
Microsoft Corp.	2,050,000	141,306
Western Union Co.	6,290,000	119,825
Other securities		50,764
		1,210,398

Consumer staples 13.04%
Altria Group, Inc.	3,754,000	279,560
Kimberly-Clark Corp.	1,395,800	180,212
Kellogg Co.	2,152,800	149,533
Philip Morris International Inc.	1,250,000	146,813
Reynolds American Inc.	1,607,000	104,519
Mondelez International, Inc.	1,580,000	68,240
Kraft Heinz Co.	776,666	66,514
Other securities		162,787
		1,158,178

Industrials 9.76%
CSX Corp.	3,641,500	198,680
General Dynamics Corp.	740,696	146,732
Illinois Tool Works Inc.	650,000	93,112
Union Pacific Corp.	750,000	81,683
Rockwell Automation	450,000	72,882
Boeing Co.	329,000	65,060
General Electric Co.	2,400,000	64,824
Other securities		143,711
		866,684

Telecommunication services 7.54%
Verizon Communications Inc.	8,804,171	393,194
AT&T Inc.	4,181,000	157,749
CenturyLink, Inc.	4,966,000	118,588
		669,531

American Funds Insurance Series	63

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Energy 5.83%
Canadian Natural Resources, Ltd.	6,859,000	$197,814
Exxon Mobil Corp.	2,054,000	165,819
Halliburton Co.	2,419,700	103,345
Other securities		50,842
		517,820

Consumer discretionary 4.81%
Amazon.com, Inc.[1]	104,500	101,156
Las Vegas Sands Corp.	1,435,000	91,682
McDonald’s Corp.	500,000	76,580
General Motors Co.	2,000,000	69,860
Other securities		87,945
		427,223

Materials 3.73%
Vale SA, Class A, preferred nominative (ADR)	14,564,737	118,703
Vale SA, ordinary nominative (ADR)	460,500	4,029
Freeport-McMoRan Inc.[1]	6,840,000	82,148
Other securities		125,996
		330,876

Utilities 1.67%
Exelon Corp.	2,263,000	81,626
Other securities		66,357
		147,983

Real estate 0.45%
Other securities		40,072

Miscellaneous 4.91%
Other common stocks in initial period of acquisition		435,631

Total common stocks (cost: $6,803,622,000)		8,573,591

Short-term securities 3.24%	Principal amount (000)
ExxonMobil Corp. 1.14% due 9/11/2017	$33,000	32,924
Federal Home Loan Bank 0.91%–1.03% due 7/19/2017–9/5/2017	135,000	134,856
Jupiter Securitization Co., LLC 0.93% due 7/17/2017[2]	50,000	49,972
Other securities		70,180

Total short-term securities (cost: $287,927,000)		287,932
Total investment securities 99.79% (cost: $7,091,549,000)		8,861,523
Other assets less liabilities 0.21%		18,249

Net assets 100.00%		$8,879,772

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

64	American Funds Insurance Series

Blue Chip Income and Growth Fund

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $112,653,000, which represented 1.27% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	65

Global Growth and Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.54%	Shares	Value (000)
Information technology 22.19%
Nintendo Co., Ltd.	278,000	$93,132
Taiwan Semiconductor Manufacturing Co., Ltd.	9,480,800	64,982
Microsoft Corp.	907,000	62,520
Broadcom Ltd.	188,000	43,813
Murata Manufacturing Co., Ltd.	183,000	27,773
Facebook, Inc., Class A1	140,300	21,183
Apple Inc.	138,000	19,875
AAC Technologies Holdings Inc.	1,503,500	18,795
TE Connectivity Ltd.	200,000	15,736
Alibaba Group Holding Ltd. (ADR)[1]	105,000	14,795
Alphabet Inc., Class C1	9,000	8,179
Alphabet Inc., Class A1	6,000	5,578
Other securities		33,060
		429,421

Financials 10.78%
YES Bank Ltd.	815,000	18,453
Prudential PLC	765,000	17,546
Blackstone Group LP	453,250	15,116
First Republic Bank	145,000	14,514
CIT Group Inc.	250,000	12,175
Capital One Financial Corp.	144,000	11,897
Other securities		118,856
		208,557

Industrials 9.93%
Airbus SE, non-registered shares	467,000	38,404
Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	23,425
Lockheed Martin Corp.	82,300	22,847
Boeing Co.	113,000	22,346
Deutsche Post AG	523,000	19,605
Flughafen Zürich AG	69,000	16,939
Ryanair Holdings PLC (ADR)[1]	141,375	15,213
Other securities		33,256
		192,035

Consumer staples 9.80%
British American Tobacco PLC	1,144,000	77,987
Nestlé SA	558,700	48,622
Costco Wholesale Corp.	130,600	20,887
Other securities		42,166
		189,662

Consumer discretionary 8.82%
Amazon.com, Inc.[1]	20,000	19,360
Home Depot, Inc.	122,000	18,715
Sony Corp.	480,000	18,291
ProSiebenSat.1 Media SE	430,000	17,995
Vivendi SA	715,200	15,921
Nitori Holdings Co., Ltd.	105,000	14,040
Other securities		66,281
		170,603

Energy 7.07%
Royal Dutch Shell PLC, Class B (ADR)	347,000	18,887
Royal Dutch Shell PLC, Class A (ADR)	141,457	7,524
BP PLC	4,030,206	23,243
Reliance Industries Ltd.[1]	1,052,094	22,462

66	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Enbridge Inc.	260,760	$10,381
Enbridge Inc. (CAD denominated)	239,029	9,522
Other securities		44,840
		136,859

Health care 6.99%
UnitedHealth Group Inc.	255,100	47,301
Hypermarcas SA, ordinary nominative	2,150,000	18,041
Other securities		69,904
		135,246

Materials 4.23%
Randgold Resources Ltd.	271,100	24,028
James Hardie Industries PLC (CDI)	850,000	13,393
Other securities		44,467
		81,888

Real estate 3.61%
MGM Growth Properties LLC REIT, Class A	943,856	27,551
Gaming and Leisure Properties, Inc. REIT	604,000	22,753
Other securities		19,600
		69,904

Utilities 3.50%
Infraestructura Energética Nova, SAB de CV	6,281,884	33,488
DONG Energy AS	491,552	22,190
Other securities		12,119
		67,797

Telecommunication services 1.69%
Vodafone Group PLC	4,350,000	12,337
Other securities		20,272
		32,609

Miscellaneous 3.93%
Other common stocks in initial period of acquisition		76,045

Total common stocks (cost: $1,435,467,000)		1,790,626

Rights & warrants 0.01%
Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		178

Total rights & warrants (cost: $187,000)		178

Convertible bonds 0.35%	Principal amount (000)
Miscellaneous 0.35%
Other convertible bonds in initial period of acquisition		6,821
Total convertible bonds (cost: $6,003,000)		6,821

Bonds, notes & other debt instruments 1.98%
Corporate bonds & notes 1.90%
Telecommunication services 1.90%
Sprint Corp. 7.25% 2021	$33,000	36,754

American Funds Insurance Series	67

Global Growth and Income Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
Other securities		$1,599

Total bonds, notes & other debt instruments (cost: $32,553,000)		38,353

Short-term securities 3.59%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.16% due 7/14/2017	$47,800	47,778
Nestlé Capital Corp. 1.14% due 9/12/2017[2]	15,500	15,463
Other securities		6,098

Total short-term securities (cost: $69,341,000)		69,339
Total investment securities 98.47% (cost: $1,543,551,000)		1,905,317
Other assets less liabilities 1.53%		29,699

Net assets 100.00%		$1,935,016

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $6,491,000, which represented .34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,463,000, which represented .80% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

See Notes to Financial Statements

68	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.56%	Shares	Value (000)
Information technology 15.92%
Microsoft Corp.	9,171,027	$632,159
Alphabet Inc., Class A1	373,700	347,421
Alphabet Inc., Class C1	303,884	276,149
Texas Instruments Inc.	5,992,659	461,015
Broadcom Ltd.	1,857,590	432,911
Apple Inc.	2,379,100	342,638
Oracle Corp.	5,921,000	296,879
Intel Corp.	7,904,600	266,701
Accenture PLC, Class A	1,654,500	204,629
QUALCOMM Inc.	3,218,175	177,708
Other securities		1,059,988
		4,498,198

Consumer discretionary 14.98%
Amazon.com, Inc.[1]	1,061,200	1,027,242
Netflix, Inc.[1]	3,716,277	555,249
Comcast Corp., Class A	6,032,600	234,789
Twenty-First Century Fox, Inc., Class A	6,891,000	195,291
Home Depot, Inc.	1,243,000	190,676
Time Warner Inc.	1,767,902	177,515
Other securities		1,850,600
		4,231,362

Health care 14.57%
AbbVie Inc.	7,549,600	547,422
Amgen Inc.	2,858,916	492,391
Stryker Corp.	2,203,757	305,837
UnitedHealth Group Inc.	1,513,596	280,651
Medtronic PLC	2,805,700	249,006
Express Scripts Holding Co.[1]	3,627,500	231,580
Gilead Sciences, Inc.	3,212,100	227,352
Humana Inc.	877,000	211,024
Merck & Co., Inc.	3,128,280	200,491
Illumina, Inc.[1]	1,100,300	190,924
Other securities		1,181,029
		4,117,707

Financials 11.34%
JPMorgan Chase & Co.	4,499,400	411,245
Goldman Sachs Group, Inc.	1,010,280	224,181
Marsh & McLennan Companies, Inc.	2,726,100	212,527
Wells Fargo & Co.	3,381,200	187,352
Bank of New York Mellon Corp.	3,486,500	177,881
American International Group, Inc.	2,716,489	169,835
Aon PLC, Class A	1,214,800	161,508
Other securities		1,658,137
		3,202,666

Industrials 8.11%
CSX Corp.	4,913,400	268,075
Union Pacific Corp.	2,186,433	238,124
General Dynamics Corp.	1,122,100	222,288
Other securities		1,564,302
		2,292,789

Consumer staples 7.27%
Philip Morris International Inc.	2,912,130	342,030
Coca-Cola Co.	5,964,900	267,526
Procter & Gamble Co.	1,887,992	164,539
Other securities		1,280,352
		2,054,447

American Funds Insurance Series	69

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 5.94%
TOTAL SA	4,688,868	$231,808
EOG Resources, Inc.	2,345,155	212,284
Chevron Corp.	1,716,900	179,124
Other securities		1,055,603
		1,678,819

Materials 4.68%
Celanese Corp., Series A	3,424,433	325,116
Dow Chemical Co.	3,554,100	224,157
Monsanto Co.	1,666,485	197,245
Vale SA, Class A, preferred nominative (ADR)	18,591,184	151,518
Vale SA, Class A, preferred nominative	4,440,000	36,065
Other securities		388,416
		1,322,517

Real estate 1.83%
Other securities		517,877

Telecommunication services 1.79%
Verizon Communications Inc.	10,842,400	484,221
Other securities		22,544
		506,765

Utilities 0.85%
Sempra Energy	1,649,600	185,992
Other securities		53,804
		239,796

Mutual funds 0.47%
Other securities		132,822

Miscellaneous 4.81%
Other common stocks in initial period of acquisition		1,358,818

Total common stocks (cost: $19,495,854,000)		26,154,583

Convertible stocks 0.02%
Financials 0.02%
Other securities		5,722

Total convertible stocks (cost: $6,000,000)		5,722

Convertible bonds 0.33%	Principal amount (000)
Other 0.33%
Other securities		93,133

Total convertible bonds (cost: $71,028,000)		93,133

Bonds, notes & other debt instruments 0.20%
U.S. Treasury bonds & notes 0.20%
U.S. Treasury 0.20%
U.S. Treasury 1.625% 2026	$59,900	56,801

Total bonds, notes & other debt instruments (cost: $60,218,000)		56,801

70	American Funds Insurance Series

Growth-Income Fund

Short-term securities 6.85%	Principal amount (000)	Value (000)
Apple Inc. 0.89% due 7/11/2017[2]	$50,000	$49,984
Chariot Funding, LLC 0.95% due 7/7/2017[2]	50,000	49,988
Coca-Cola Co. 1.09% due 8/2/2017[2]	50,000	49,950
Federal Home Loan Bank 0.80%–1.04% due 7/5/2017–10/3/2017	1,169,400	1,168,348
Jupiter Securitization Co., LLC 1.17% due 7/27/2017[2]	50,000	49,954
U.S. Treasury Bills 0.59%–0.91% due 7/6/2017–9/21/2017	242,100	241,864
Other securities		325,405

Total short-term securities (cost: $1,935,411,000)		1,935,493
Total investment securities 99.96% (cost: $21,568,511,000)		28,245,732
Other assets less liabilities 0.04%		11,308

Net assets 100.00%		$28,257,040

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $5,722,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $500,083,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	71

International Growth and Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 85.41%	Shares	Value (000)
Financials 18.04%
HDFC Bank Ltd.[1]	1,884,593	$48,511
Zurich Insurance Group AG	83,900	24,420
KB Financial Group Inc.	356,500	17,978
Banco Santander, SA	2,571,524	17,011
Prudential PLC	738,000	16,927
St. James’s Place PLC	1,048,000	16,134
AIA Group Ltd.	1,833,000	13,394
UniCredit SpA[2]	674,400	12,594
Sampo Oyj, Class A	203,000	10,403
Lloyds Banking Group PLC	11,968,000	10,311
BNP Paribas SA	137,300	9,889
Bank of Montreal	76,927	5,649
Other securities		45,458
		248,679

Consumer staples 10.42%
Imperial Brands PLC	734,463	32,988
Philip Morris International Inc.	208,700	24,512
Pernod Ricard SA	128,650	17,228
British American Tobacco PLC	212,600	14,493
CALBEE, Inc.	284,400	11,164
Other securities		43,232
		143,617

Industrials 10.40%
Shanghai International Airport Co., Ltd., Class A	5,134,562	28,257
Capita PLC	3,066,000	27,614
Airbus SE, non-registered shares	163,000	13,404
Abertis Infraestructuras, SA, Class A, non-registered shares	721,507	13,366
ASSA ABLOY AB, Class B	585,700	12,868
CK Hutchison Holdings Ltd.	847,348	10,636
Other securities		37,151
		143,296

Consumer discretionary 8.04%
HUGO BOSS AG	207,500	14,528
Toyota Motor Corp.	226,000	11,841
Ctrip.com International, Ltd. (ADR)[2]	202,200	10,891
Christian Dior SE1	33,500	9,759
Other securities		63,860
		110,879

Utilities 7.70%
EDP - Energias de Portugal, SA	6,947,820	22,719
DONG Energy AS	497,000	22,436
SSE PLC	801,800	15,174
Power Assets Holdings Ltd.	1,313,000	11,596
CK Infrastructure Holdings Ltd.	1,282,000	10,772
Other securities		23,472
		106,169

Information technology 7.48%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,668,000	31,995
Samsung Electronics Co., Ltd.	13,671	28,402
Flex Ltd.[2]	703,000	11,466
Other securities		31,277
		103,140

72	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Health care 6.07%
Novartis AG	341,145	$28,390
Teva Pharmaceutical Industries Ltd. (ADR)	781,700	25,968
Other securities		29,248
		83,606

Energy 4.64%
Royal Dutch Shell PLC, Class A	1,753,707	46,482
TOTAL SA	208,000	10,283
Other securities		7,118
		63,883

Real estate 4.41%
Cheung Kong Property Holdings Ltd.	3,833,348	30,024
Sun Hung Kai Properties Ltd.	888,000	13,046
Other securities		17,772
		60,842

Telecommunication services 2.75%
BT Group PLC	4,904,461	18,828
Nippon Telegraph and Telephone Corp.	332,800	15,712
Other securities		3,327
		37,867

Materials 2.69%
Rio Tinto PLC	274,325	11,583
Fortescue Metals Group Ltd.	2,403,000	9,641
Other securities		15,822
		37,046

Miscellaneous 2.77%
Other common stocks in initial period of acquisition		38,208

Total common stocks (cost: $1,081,498,000)		1,177,232

Bonds, notes & other debt instruments 2.96%	Principal amount (000)
Corporate bonds & notes 1.47%
Health care 0.54%
Teva Pharmaceutical Finance Company BV 3.15%–4.10% 2026–2046	$2,775	2,604
Other securities		4,823
		7,427

Materials 0.49%
FMG Resources 9.75% 2022[3]	5,900	6,748

Energy 0.44%
Other securities		6,066

Total corporate bonds & notes		20,241

Bonds & notes of governments & government agencies outside the U.S. 1.46%
Other securities		20,189

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
Other securities		419

Total bonds, notes & other debt instruments (cost: $38,065,000)		40,849

American Funds Insurance Series	73

International Growth and Income Fund

Short-term securities 12.16%	Principal amount (000)	Value (000)
Chariot Funding, LLC 1.18% due 7/18/2017[3]	$15,000	$14,991
CPPIB Capital Inc. 1.14% due 7/18/2017[3]	32,200	32,182
Fairway Finance Corp. 1.24% due 9/13/2017[3]	15,000	14,960
Federal Home Loan Bank 1.00%–1.03% due 7/12/2017–8/23/2017	45,200	45,167
General Electric Co. 1.08% due 7/3/2017	15,600	15,599
Victory Receivables Corp. 1.06%–1.14% due 7/3/2017–7/11/2017[3]	30,000	29,990
Other securities		14,659

Total short-term securities (cost: $167,548,000)		167,548
Total investment securities 100.53% (cost: $1,287,111,000)		1,385,629
Other assets less liabilities (0.53)%		(7,261)

Net assets 100.00%		$1,378,368

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $65,021,000, which represented 4.72% of the net assets of the fund. This amount includes $4,659,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $103,694,000, which represented 7.52% of the net assets of the fund.

Key to Abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

74	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio June 30, 2017	unaudited

Common stocks 72.88%	Shares	Value (000)
Financials 14.27%
Sampo Oyj, Class A	217,380	$11,140
Swedbank AB, Class A	211,087	5,144
Lloyds Banking Group PLC	5,949,400	5,126
Zurich Insurance Group AG	17,206	5,008
Mercury General Corp.	88,510	4,780
KBC Groep NV	57,447	4,357
HSBC Holdings PLC (GBP denominated)	437,200	4,053
ABN AMRO Group NV, depository receipts	141,555	3,753
Other securities		28,217
		71,578

Consumer staples 12.66%
Philip Morris International Inc.	190,235	22,342
Coca-Cola Co.	250,145	11,219
Altria Group, Inc.	149,110	11,104
British American Tobacco PLC	93,200	6,353
Imperial Brands PLC	123,800	5,561
Diageo PLC	168,400	4,976
Other securities		1,979
		63,534

Telecommunication services 7.90%
Vodafone Group PLC	3,422,700	9,707
Singapore Telecommunications Ltd.	2,861,700	8,086
Verizon Communications Inc.	151,851	6,782
HKT Trust and HKT Ltd., units	4,775,340	6,263
Other securities		8,792
		39,630

Energy 7.40%
Royal Dutch Shell PLC, Class B	279,360	7,504
Royal Dutch Shell PLC, Class B (ADR)	8,500	463
Royal Dutch Shell PLC, Class A	3,192	85
Exxon Mobil Corp.	92,600	7,476
Enbridge Inc. (CAD denominated)	174,970	6,970
Helmerich & Payne, Inc.	96,200	5,227
Inter Pipeline Ltd.	244,600	4,791
Other securities		4,585
		37,101

Health care 6.03%
AstraZeneca PLC	104,010	6,956
AstraZeneca PLC (ADR)	114,800	3,914
Pfizer Inc.	232,100	7,796
Roche Holding AG, non-registered shares, nonvoting	26,075	6,640
Other securities		4,933
		30,239

Information technology 4.94%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,003,000	6,875
Microsoft Corp.	61,720	4,254
Paychex, Inc.	67,410	3,838
Other securities		9,790
		24,757

Real estate 4.68%
Crown Castle International Corp. REIT	83,300	8,345
Iron Mountain Inc. REIT	165,295	5,680
Nexity SA, Class A, non-registered shares	89,436	5,197
Other securities		4,262
		23,484

American Funds Insurance Series	75

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Industrials 4.07%
Sydney Airport, units	963,757	$5,252
Boeing Co.	20,200	3,994
Airbus SE, non-registered shares	45,592	3,749
Other securities		7,438
		20,433

Utilities 3.97%
SSE PLC	309,313	5,854
CMS Energy Corp.	79,100	3,658
Other securities		10,410
		19,922

Consumer discretionary 3.60%
Greene King PLC	549,600	4,821
Las Vegas Sands Corp.	71,400	4,562
Other securities		8,686
		18,069

Materials 1.23%
Amcor Ltd.	294,697	3,672
Other securities		2,506
		6,178

Miscellaneous 2.13%
Other common stocks in initial period of acquisition		10,684

Total common stocks (cost: $346,870,000)		365,609

Convertible stocks 1.22%
Real estate 1.22%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	50,600	6,134

Total convertible stocks (cost: $5,305,000)		6,134

Bonds, notes & other debt instruments 20.55%	Principal amount (000)
Mortgage-backed obligations 7.49%
Federal agency mortgage-backed obligations 7.38%
Fannie Mae 4.00% 2036–2047[1]	$5,869	6,208
Fannie Mae 4.00% 2047[1]	3,830	4,029
Freddie Mac 4.00% 2047[1]	13,957	14,701
Freddie Mac 4.50% 2047[1]	6,924	7,419
Freddie Mac 2.50%–4.00% 2032–2047[1]	777	802
Other securities		3,842
		37,001

Other 0.11%
Other securities		553

Total mortgage-backed obligations		37,554

U.S. Treasury bonds & notes 7.47%
U.S. Treasury 6.85%
U.S. Treasury 8.00% 2021	5,500	6,932
U.S. Treasury 8.125% 2021	8,200	10,267
U.S. Treasury 1.875% 2022	3,900	3,905
U.S. Treasury 2.00% 2025	9,400	9,242
U.S. Treasury 2.00%–2.88% 2026–2045	4,100	4,018
		34,364

76	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 0.62%
U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2026[2]	$3,089	$3,096

Total U.S. Treasury bonds & notes		37,460

Corporate bonds & notes 4.57%
Financials 1.51%
Other securities		7,592

Consumer staples 0.40%
Altria Group, Inc. 9.25% 2019	200	230
Other securities		1,767
		1,997

Telecommunication services 0.13%
Verizon Communications Inc. 4.50%–4.60% 2020–2021	600	643

Other 2.53%
Other securities		12,695

Total corporate bonds & notes		22,927

Asset-backed obligations 1.02%
Other securities		5,117

Total bonds, notes & other debt instruments (cost: $103,148,000)		103,058

Short-term securities 5.06%
Total short-term securities (cost: $25,392,000)		25,394
Total investment securities 99.71% (cost: $480,715,000)		500,195
Other assets less liabilities 0.29%		1,468

Net assets 100.00%		$501,663

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,125,000, which represented .22% of the net assets of the fund. This amount includes $1,040,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes securities (with an aggregate value of $484,000, which represented ..10% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

American Funds Insurance Series	77

Capital Income Builder

Forward currency contracts

Contract amount				Unrealized
				depreciation
Purchases	Sales		Settlement	at 6/30/2017
(000)	(000)	Counterparty	date	(000)
USD257	NZD357	Bank of America, N.A.	7/21/2017	$(5)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See Notes to Financial Statements

78	American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 62.94%	Shares	Value (000)
Information technology 18.29%
Microsoft Corp.	10,820,000	$745,823
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,550,000	543,628
Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	58,945
ASML Holding NV (New York registered)	2,502,100	326,049
ASML Holding NV	50,859	6,628
VeriSign, Inc.[1]	3,240,000	301,190
Broadcom Ltd.	1,245,000	290,147
Facebook, Inc., Class A1	1,722,000	259,987
Intel Corp.	6,000,000	202,440
Apple Inc.	1,132,850	163,153
Western Digital Corp.	1,800,000	159,480
AAC Technologies Holdings Inc.	12,661,500	158,280
Alphabet Inc., Class C	168,985	153,562
Intuit Inc.	1,133,200	150,500
Symantec Corp.	5,000,000	141,250
Texas Instruments Inc.	1,520,200	116,949
Other securities		546,100
		4,324,111

Health care 8.52%
UnitedHealth Group Inc.	2,431,000	450,756
Johnson & Johnson	2,850,000	377,026
Humana Inc.	1,310,000	315,212
Express Scripts Holding Co.[1]	3,550,000	226,632
Merck & Co., Inc.	2,170,300	139,095
Other securities		503,990
		2,012,711

Consumer discretionary 7.96%
Comcast Corp., Class A	12,246,000	476,614
Newell Brands Inc.	5,600,000	300,272
Home Depot, Inc.	1,600,000	245,440
Amazon.com, Inc.[1]	210,225	203,498
VF Corp.	2,730,000	157,248
General Motors Co.	3,500,000	122,255
Other securities		376,668
		1,881,995

Financials 7.68%
JPMorgan Chase & Co.	4,400,000	402,160
Chubb Ltd.	2,458,500	357,417
First Republic Bank	2,480,000	248,248
Citigroup Inc.	2,750,000	183,920
Bank of America Corp.	7,000,000	169,820
Other securities		454,362
		1,815,927

Consumer staples 5.18%
Philip Morris International Inc.	4,794,000	563,055
Associated British Foods PLC	4,600,000	175,904
Nestlé SA	908,230	79,041
Nestlé SA (ADR)	900,000	78,480
Other securities		327,673
		1,224,153

Energy 4.48%
Noble Energy, Inc.	9,000,000	254,700
Weatherford International PLC[1]	48,600,000	188,082
Chevron Corp.	1,279,750	133,516
Other securities		483,206
		1,059,504

American Funds Insurance Series	79

Asset Allocation Fund

Common stocks (continued)	Shares	Value (000)
Industrials 3.53%
Lockheed Martin Corp.	1,422,000	$394,761
Boeing Co.	1,551,800	306,869
Other securities		132,724
		834,354

Materials 3.39%
E.I. du Pont de Nemours and Co.	4,405,000	355,528
LyondellBasell Industries NV	2,200,000	185,658
Other securities		261,012
		802,198

Real estate 1.19%
Other securities		279,872

Telecommunication services 0.97%
AT&T Inc.	3,700,800	139,631
Other securities		90,487
		230,118

Utilities 0.33%
Other securities		76,630

Miscellaneous 1.42%
Other common stocks in initial period of acquisition		335,415

Total common stocks (cost: $10,593,691,000)		14,876,988

Convertible stocks 0.04%
Industrials 0.02%
Other securities		4,426

Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		5,350

Total convertible stocks (cost: $19,828,000)		9,776

Bonds, notes & other debt instruments 29.13%	Principal amount (000)
U.S. Treasury bonds & notes 12.55%
U.S. Treasury 10.27%
U.S. Treasury 1.50% 2019	$400,000	400,924
U.S. Treasury 1.25% 2020[2]	328,117	326,102
U.S. Treasury 1.625% 2020	125,000	125,156
U.S. Treasury 2.875% 2046	147,158	148,198
U.S. Treasury 3.00% 2047	112,750	116,484
U.S. Treasury 0.63%–4.75% 2018–2046	1,312,407	1,312,155
		2,429,019

U.S. Treasury inflation-protected securities 2.28%
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	213,965	217,193
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	134,572	146,704
U.S. Treasury Inflation-Protected Securities 0.13%–2.63% 2017–2046[3]	176,480	174,433
		538,330

Total U.S. Treasury bonds & notes		2,967,349

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Corporate bonds & notes 9.69%
Energy 1.91%
Other securities		$451,692

Financials 1.50%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	$6,905	7,084
JPMorgan Chase & Co. 2.55%–5.30% 2020–2049	13,252	13,467
Other securities		334,443
		354,994

Health care 1.38%
Johnson & Johnson 2.25%–3.75% 2022–2047	11,785	12,009
UnitedHealth Group Inc. 3.35% 2022	4,355	4,549
Other securities		310,806
		327,364

Consumer discretionary 0.92%
Comcast Corp. 1.63%–5.88% 2018–2036	9,285	8,875
Home Depot, Inc. 1.80%–4.25% 2020–2047	13,665	13,890
Newell Rubbermaid Inc. 2.60%–5.50% 2019–2046	9,253	9,825
Other securities		185,214
		217,804

Industrials 0.48%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	15,050	15,474
Other securities		96,927
		112,401

Consumer staples 0.47%
Philip Morris International Inc. 1.88%–4.25% 2020–2044	13,445	13,608
Other securities		96,430
		110,038

Information technology 0.43%
Apple Inc. 2.50%–3.35% 2022–2027	3,695	3,739
Broadcom Ltd. 2.38%–3.88% 2020–2027[4]	19,670	20,114
Microsoft Corp. 2.40%–4.20% 2026–2037	10,150	10,692
Other securities		67,529
		102,074

Other 2.60%
Other securities		614,941

Total corporate bonds & notes		2,291,308

Mortgage-backed obligations 5.68%
Federal agency mortgage-backed obligations 5.36%
Fannie Mae 0%–7.50% 2021–2056[5,6,7]	582,350	606,624
Freddie Mac 1.69%–6.50% 2022–2050[5,6,7]	419,104	435,897
Other securities		223,537
		1,266,058

Other 0.32%
Other securities		75,787

Total mortgage-backed obligations		1,341,845

American Funds Insurance Series	81

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.22%
Fannie Mae 1.88%–2.00% 2022–2026	$16,000	$15,378
Federal Home Loan Bank 0.875% 2018	17,140	17,071
Freddie Mac 0.75% 2018	18,768	18,702
Other securities		210

Total federal agency bonds & notes		51,361

Other 0.99%
Other securities		234,779

Total bonds, notes & other debt instruments (cost: $6,822,677,000)		6,886,642

Short-term securities 9.92%
Apple Inc. 0.91%–0.92% due 7/18/2017–7/25/2017[4]	100,000	99,935
Federal Home Loan Bank 0.64%–1.05% due 7/3/2017–10/10/2017	1,551,500	1,550,290
Johnson & Johnson 1.07%–1.12% due 8/31/2017–9/19/2017[4]	85,000	84,819
Jupiter Securitization Co., LLC 1.17% due 7/27/2017[4]	50,000	49,954
Microsoft Corp. 1.02% due 8/22/2017[4]	34,200	34,143
U.S. Treasury Bills 0.59%–0.91% due 7/6/2017–8/24/2017	368,700	368,423
Other securities		157,419

Total short-term securities (cost: $2,344,887,000)		2,344,983
Total investment securities 102.03% (cost: $19,781,083,000)		24,118,389
Other assets less liabilities (2.03)%		(479,072)

Net assets 100.00%		$23,639,317

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $38,105,000, which represented .16% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $57,784,000, which represented .24% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $27,635,000, an aggregate cost of $48,070,000, and which represented .12% of the net assets of the fund) were acquired from 3/10/2010 to 3/6/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
				Notional	Value at	appreciation
		Number of		amount[8]	6/30/2017[9]	at 6/30/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year U.S. Treasury Note Futures	Short	200	September 2017	$(20,000)	$(25,106)	$145
2 Year U.S. Treasury Note Futures	Short	883	October 2017	(176,600)	(190,825)	200
						$345

82	American Funds Insurance Series

Asset Allocation Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	6/30/2017	receipts	at 6/30/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	1.875%	3/20/2019	$2,320,000	$(511)	$—	$(511)
1.32625%	U.S. EFFR	4/5/2019	366,600	(396)	—	(396)
3-month USD-LIBOR	1.501%	6/8/2019	100,000	180	—	180
1.336%	U.S. EFFR	6/8/2019	100,000	(142)	—	(142)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(32)	—	(32)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,218)	—	(3,218)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,411)	—	(2,411)
					$—	$(6,530)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,892,000, which represented .03% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,152,860,000, which represented 4.88% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	83

Global Balanced Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 62.81%	Shares	Value (000)
Information technology 12.53%
Nintendo Co., Ltd.	19,800	$6,633
Microsoft Corp.	76,100	5,246
ASML Holding NV	35,689	4,651
Taiwan Semiconductor Manufacturing Co., Ltd.	664,000	4,551
Alphabet Inc., Class C1	2,155	1,958
Keyence Corp.	4,400	1,930
Broadcom Ltd.	7,850	1,830
Amphenol Corp., Class A	24,000	1,772
Symantec Corp.	62,565	1,768
Samsung Electronics Co., Ltd.	830	1,724
Other securities		4,231
		36,294

Consumer staples 7.92%
British American Tobacco PLC	84,150	5,736
Philip Morris International Inc.	30,200	3,547
Nestlé SA	33,200	2,889
Reynolds American Inc.	42,104	2,738
Altria Group, Inc.	31,000	2,309
Other securities		5,708
		22,927

Industrials 7.40%
Boeing Co.	18,500	3,658
Flughafen Zürich AG	12,235	3,004
ASSA ABLOY AB, Class B	118,000	2,593
BAE Systems PLC	280,000	2,310
AB Volvo, Class B	102,000	1,739
Edenred SA	65,000	1,695
General Electric Co.	54,000	1,459
Other securities		4,988
		21,446

Financials 6.64%
JPMorgan Chase & Co.	42,700	3,903
HSBC Holdings PLC (GBP denominated)	303,468	2,813
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,241
HDFC Bank Ltd. (ADR)	21,605	1,879
AIA Group Ltd.	250,000	1,827
BlackRock, Inc.	4,000	1,689
Other securities		4,886
		19,238

Health care 5.74%
Humana Inc.	20,830	5,012
Merck & Co., Inc.	58,120	3,725
Mettler-Toledo International Inc.[1]	3,500	2,060
Fisher & Paykel Healthcare Corp. Ltd.	204,000	1,712
Other securities		4,103
		16,612

Consumer discretionary 4.76%
Amazon.com, Inc.[1]	3,600	3,485
Home Depot, Inc.	22,030	3,380
Peugeot SA	119,000	2,374
Nokian Renkaat Oyj	50,634	2,096
Other securities		2,439
		13,774

84	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Materials 4.75%
E.I. du Pont de Nemours and Co.	37,500	$3,027
Other securities		10,721
		13,748
Energy 4.37%
Royal Dutch Shell PLC, Class B	100,000	2,686
ConocoPhillips	49,506	2,176
Enbridge Inc. (CAD denominated)	50,594	2,016
LUKOIL Oil Co. PJSC (ADR)	39,800	1,938
Other securities		3,832
		12,648

Utilities 2.17%
Dominion Energy, Inc.	28,500	2,184
Enel Américas SA (ADR)	197,000	1,857
Other securities		2,237
		6,278

Real estate 1.18%
Equinix, Inc. REIT	4,240	1,820
Other securities		1,610
		3,430

Telecommunication services 0.62%
Other securities		1,804

Miscellaneous 4.73%
Other common stocks in initial period of acquisition		13,687

Total common stocks (cost: $142,482,000)		181,886

Bonds, notes & other debt instruments 31.18%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.54%
Japan 0.10%–2.30% 2018–2044[2]	¥809,803	7,805
Poland (Republic of) 3.25%–5.75% 2017–2025	PLN13,590	3,979
Russian Federation 7.00% 2023	RUB135,000	2,209
United Mexican States 4.00%–10.00% 2017–2040[2]	MXN53,729	3,089
United Mexican States 4.60%–4.75% 2044–2046	$ 350	347
Other securities		24,667
		42,096

U.S. Treasury bonds & notes 8.53%
U.S. Treasury 6.10%
U.S. Treasury 0.75%–3.13% 2017–2046	17,763	17,681

U.S. Treasury inflation-protected securities 2.43%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2044[2]	6,983	7,032

Total U.S. Treasury bonds & notes		24,713

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 6.86%
Financials 1.70%
HSBC Holdings PLC 3.375% 2024	€100	$120
HSBC Holdings PLC 3.90%–4.30% 2026	$400	420
JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	389	407
Other securities		3,987
		4,934

Health care 0.71%
Humana Inc. 3.15% 2022	100	102
Other securities		1,945
		2,047

Consumer staples 0.44%
Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	198
Reynolds American Inc. 4.00%–5.85% 2022–2045	145	160
Other securities		900
		1,258

Information technology 0.34%
Microsoft Corp. 2.40%–3.30% 2026–2027	640	651
Other securities		338
		989

Industrials 0.25%
General Electric Capital Corp. 3.15% 2022	50	52
Other securities		671
		723

Other 3.42%
Other securities		9,903

Total corporate bonds & notes		19,854

Mortgage-backed obligations 1.18%
Other 1.18%
Other securities		3,413

Total mortgage-backed obligations		3,413

Asset-backed obligations 0.07%
Other securities		200

Total bonds, notes & other debt instruments (cost: $90,647,000)		90,276

Short-term securities 5.18%
British Columbia (Province of) 0.92% due 7/17/2017	3,000	2,998
CPPIB Capital Inc. 1.16% due 7/18/2017[3]	3,000	2,998
General Electric Co. 1.08% due 7/3/2017	3,400	3,400
Gotham Funding Corp. 1.20% due 7/14/2017[3]	2,000	1,999
U.S. Treasury Bills 0.63% due 7/6/2017	1,500	1,500
Victory Receivables Corp. 1.20% due 7/17/2017[3]	2,100	2,099

Total short-term securities (cost: $14,995,000)		14,994
Total investment securities 99.17% (cost: $248,124,000)		287,156
Other assets less liabilities 0.83%		2,396

Net assets 100.00%		$289,552

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

86	American Funds Insurance Series

Global Balanced Fund

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,240,000, which represented .77% of the net assets of the fund. This amount includes $1,468,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)
USD1,114	JPY125,000	JPMorgan Chase	7/7/2017	$ 2
USD310	PLN1,158	JPMorgan Chase	7/7/2017	(2)
SEK7,759	USD895	Citibank	7/10/2017	26
NOK6,100	USD721	Bank of America, N.A.	7/10/2017	9
USD561	INR36,300	JPMorgan Chase	7/10/2017	1
USD387	INR25,000	JPMorgan Chase	7/10/2017	— [4]
GBP276	AUD475	UBS AG	7/10/2017	(5)
USD770	MXN14,100	Bank of America, N.A.	7/10/2017	(6)
GBP255	USD330	JPMorgan Chase	7/11/2017	2
USD294	THB10,000	Bank of America, N.A.	7/11/2017	(1)
USD170	ILS600	JPMorgan Chase	7/11/2017	(3)
JPY33,581	USD307	JPMorgan Chase	7/11/2017	(8)
SEK1,625	USD187	Barclays Bank PLC	7/12/2017	6
NOK2,443	USD288	Barclays Bank PLC	7/12/2017	5
EUR335	GBP290	HSBC Bank	7/12/2017	4
EUR344	GBP300	Goldman Sachs	7/13/2017	3
USD326	MXN6,000	Bank of America, N.A.	7/14/2017	(3)
JPY43,839	USD399	Bank of America, N.A.	7/18/2017	(9)
EUR361	USD403	Citibank	7/19/2017	10
USD739	AUD970	Citibank	7/19/2017	(6)
JPY72,628	USD665	JPMorgan Chase	7/19/2017	(19)
EUR719	USD803	UBS AG	7/20/2017	19
JPY31,929	USD288	Citibank	7/20/2017	(4)
USD2,206	GBP1,700	Barclays Bank PLC	7/20/2017	(10)
EUR982	USD1,094	Bank of America, N.A.	7/24/2017	29
EUR645	USD724	Citibank	7/24/2017	13
EUR266	USD297	Goldman Sachs	7/24/2017	8
EUR134	USD150	JPMorgan Chase	7/24/2017	4
USD220	ZAR2,900	UBS AG	7/24/2017	— [4]
USD267	ZAR3,500	JPMorgan Chase	7/24/2017	— [4]
USD648	MYR2,800	JPMorgan Chase	7/24/2017	(3)
JPY21,085	AUD250	UBS AG	7/24/2017	(4)
JPY22,275	USD200	Goldman Sachs	7/27/2017	(2)
USD207	AUD275	Bank of America, N.A.	7/27/2017	(4)
JPY40,289	USD362	Bank of America, N.A.	7/27/2017	(4)
USD358	AUD475	Bank of America, N.A.	7/27/2017	(7)
EUR357	USD400	Citibank	7/28/2017	8
USD298	MXN5,430	JPMorgan Chase	7/28/2017	1
JPY57,092	USD512	UBS AG	8/4/2017	(4)
USD256	JPY28,000	Bank of New York Mellon	8/9/2017	7
SEK1,270	USD147	Bank of America, N.A.	8/9/2017	4
USD614	CAD800	Goldman Sachs	8/10/2017	(4)
JPY22,250	USD202	HSBC Bank	8/14/2017	(4)
SEK1,613	USD186	UBS AG	8/21/2017	6
JPY23,305	USD211	HSBC Bank	8/21/2017	(3)
JPY36,271	USD327	HSBC Bank	8/23/2017	(4)
				$48

American Funds Insurance Series	87

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $12,075,000, which represented 4.17% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SEK = Swedish kronor

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

88	American Funds Insurance Series

Bond Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 96.74%	Principal amount (000)	Value (000)
Corporate bonds & notes 36.14%
Financials 8.57%
Bank of America Corp. 3.124% 2023	$42,500	$43,007
Capital One Financial Corp. 2.50% 2020	48,000	48,237
Citigroup Inc. 2.15%–3.89% 2018–2028	77,415	77,721
Intesa Sanpaolo SpA 5.017% 2024[1]	51,415	52,223
Morgan Stanley 2.50% 2021	44,400	44,386
US Bancorp. 2.00%–3.15% 2020–2027	3,800	3,814
Other securities		630,256
		899,644

Energy 6.26%
Other securities		657,739

Health care 4.96%
Other securities		520,526

Utilities 4.23%
Other securities		444,402

Consumer discretionary 3.65%
Other securities		383,633

Consumer staples 2.71%
Other securities		284,721

Telecommunication services 1.64%
Other securities		172,408

Real estate 1.25%
Other securities		131,668

Industrials 1.15%
Other securities		121,291

Information technology 1.06%
Apple Inc. 1.55%–3.35% 2021–2027	16,442	16,225
Other securities		94,798
		111,023

Materials 0.66%
Other securities		69,005

Total corporate bonds & notes		3,796,060

Mortgage-backed obligations 27.23%
Federal agency mortgage-backed obligations 26.58%
Fannie Mae 3.00% 2046[2]	77,742	77,700
Fannie Mae 4.00% 2046[2]	51,064	53,719
Fannie Mae 3.00% 2047[2,3]	43,330	43,198
Fannie Mae 3.50% 2047[2,3]	46,740	47,995
Fannie Mae 4.00% 2047[2,3]	385,400	404,391
Fannie Mae 4.00% 2047[2,3]	120,500	126,657
Fannie Mae 4.50% 2047[2,3]	190,000	203,790

American Funds Insurance Series	89

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae 2.77%–9.31% 2023–2047[2,3,4]	$124,544	$131,829
Freddie Mac 3.00% 2035[2]	54,447	55,516
Freddie Mac 3.50% 2045[2]	42,618	44,145
Freddie Mac 3.50% 2046[2]	106,869	109,878
Freddie Mac 3.00% 2047[2,3]	131,109	130,812
Freddie Mac 3.50% 2047[2,3]	255,000	261,465
Freddie Mac 3.50% 2047[2,3]	50,000	51,355
Freddie Mac 4.00% 2047[2,3]	301,000	315,956
Freddie Mac 4.00% 2047[2,3]	50,000	52,580
Freddie Mac 0%–5.50% 2021–2047[2,3]	109,965	115,144
Government National Mortgage Assn. 4.00% 2047[2,3]	315,681	332,180
Government National Mortgage Assn. 4.00% 2047[2,3]	55,919	58,759
Government National Mortgage Assn. 4.50% 2047[2]	50,760	54,049
Government National Mortgage Assn. 4.50% 2040–2047[2]	113,500	120,753
		2,791,871

Other 0.65%
Other securities		68,205

Total mortgage-backed obligations		2,860,076

U.S. Treasury bonds & notes 21.22%
U.S. Treasury 18.45%
U.S. Treasury 8.75% 2020	40,000	48,706
U.S. Treasury 1.375% 2021[5]	70,000	69,037
U.S. Treasury 2.00% 2022	222,750	223,262
U.S. Treasury 2.125% 2022	150,000	151,647
U.S. Treasury 2.25% 2023	115,000	116,145
U.S. Treasury 2.125% 2024	260,000	260,325
U.S. Treasury 2.25% 2024	80,000	80,759
U.S. Treasury 2.25% 2027	226,075	225,094
U.S. Treasury 2.375% 2027	281,212	283,102
U.S. Treasury 3.00% 2047	196,713	203,228
U.S. Treasury 3.00% 2047	106,625	110,215
U.S. Treasury 0.75%–6.13% 2019–2046	159,234	166,226
		1,937,746

U.S. Treasury inflation-protected securities 2.77%
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	52,608	52,271
U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	79,415	78,066
U.S. Treasury Inflation-Protected Security 0.875% 2047[6]	90,148	87,605
U.S. Treasury Inflation-Protected Securities 1.00%–2.00% 2026–2046[6]	68,221	72,769
		290,711

Total U.S. Treasury bonds & notes		2,228,457

Bonds & notes of governments & government agencies outside the U.S. 6.66%
Japan, Series 19, 0.10% 2024[6]	¥5,339,655	49,482
Japan, Series 20, 0.10% 2025[6]	11,261,250	104,458
Portuguese Republic 5.125% 2024	$94,400	96,524
Portuguese Republic 2.20%–4.13% 2022–2027	€40,000	48,860
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	172,114
United Mexican States 3.60%–6.05% 2025–2047	$25,020	26,130
United Mexican States 4.00%–5.75% 2026–2046[6]	MXN671,343	35,797
Other securities		165,840
		699,205

Asset-backed obligations 3.59%
Other securities		376,981

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Municipals 1.78%
Illinois 1.14%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$16,830	$16,913
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[2]	81,515	76,389
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	414
G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	984
G.O. Bonds, Series 2013-B, 4.11% 2022	750	710
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	1,991
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,339
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	14,156
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	258
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,000	2,037
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	2,986
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	750	751
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	400	414
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	375	387
		120,073

Other 0.64%
Other securities		66,721

Total municipals		186,794

Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026	12,410	12,135

Total bonds, notes & other debt instruments (cost: $10,083,200,000)		10,159,708

Common stocks 0.02%	Shares
Other 0.01%
Other securities		1,095

Miscellaneous 0.01%
Other common stocks in initial period of acquisition		1,049

Total common stocks (cost: $1,644,000)		2,144

Rights & warrants 0.00%
Utilities 0.00%
Other securities		71

Total rights & warrants (cost: $100,000)		71

Short-term securities 22.07%	Principal amount (000)
Apple Inc. 1.10%–1.18% due 8/7/2017–10/2/2017[1]	$105,000	104,788
Citibank, N.A. 1.29% due 9/29/2017	100,000	100,002
Federal Home Loan Bank 0.64%–1.05% due 7/5/2017–9/26/2017	1,178,600	1,177,176
Freddie Mac 0.83% due 8/7/2017	50,000	49,959
General Electric Co. 1.08% due 7/3/2017	43,500	43,496
Johnson & Johnson 1.07% due 8/31/2017[1]	94,300	94,120
National Rural Utilities Cooperative Finance Corp. 1.15% due 8/2/2017	59,200	59,136

American Funds Insurance Series	91

Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
U.S. Bank, N.A. 1.21% due 10/24/2017–10/25/2017	$175,000	$175,016
U.S. Treasury Bills 0.59%–1.07% due 7/13/2017–12/21/2017	447,000	445,424
Other securities		68,845

Total short-term securities (cost: $2,317,806,000)		2,317,962
Total investment securities 118.83% (cost: $12,402,750,000)		12,479,885
Other assets less liabilities (18.83)%		(1,977,186)

Net assets 100.00%		$10,502,699

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,623,000, which represented .02% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $26,163,000, which represented .25% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2017[8] (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
10 Year Euro-Bund Futures	Short	120	September 2017	$(12,000)	$(22,186)	$345
10 Year U.S. Treasury Note Futures	Long	2,174	September 2017	217,400	272,905	(1,303)
10 Year Ultra U.S. Treasury Note Futures	Short	45	September 2017	(4,500)	(6,066)	19
30 Year Ultra U.S. Treasury Bond Futures	Short	51	September 2017	(5,100)	(8,460)	28
5 Year U.S. Treasury Note Futures	Long	4,995	October 2017	499,500	588,591	(3,244)
2 Year U.S. Treasury Note Futures	Short	3,200	October 2017	(640,000)	(691,550)	547
						$(3,608)

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)
USD66,550	MXN1,220,000	Bank of America, N.A.	7/10/2017	$ (561)
USD65,409	MXN1,200,000	JPMorgan Chase	7/10/2017	(602)
USD65,343	MXN1,200,000	JPMorgan Chase	7/11/2017	(656)
USD31,168	JPY3,430,000	UBS AG	7/12/2017	656
USD13,134	JPY1,445,000	Bank of America, N.A.	7/12/2017	280
USD54,738	EUR48,800	Citibank	7/17/2017	(1,051)
USD65,574	JPY7,300,000	HSBC Bank	7/24/2017	599
USD44,244	JPY4,925,000	JPMorgan Chase	7/24/2017	408
USD13,837	MXN252,000	Barclays Bank PLC	7/24/2017	9
USD18,708	EUR16,750	Citibank	7/28/2017	(453)
USD56,861	AUD75,000	JPMorgan Chase	8/4/2017	(756)
USD5,364	EUR4,750	JPMorgan Chase	9/7/2017	(81)

92	American Funds Insurance Series

Bond Fund

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales			at 6/30/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD9,606	EUR8,500	JPMorgan Chase	9/7/2017	$(138)
USD9,708	EUR8,600	JPMorgan Chase	9/7/2017	(151)
				$(2,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
1.35375%	U.S. EFFR	4/27/2019	$37,000	$(28)	$—	$(28)
1.669%	3-month USD-LIBOR	10/28/2019	112,000	46	—	46
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(2)	—	(2)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(258)	—	(258)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	(30)	—	(30)
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	(859)	—	(859)
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(411)	—	(411)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(2,354)	—	(2,354)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(61)	—	(61)
3-month USD-LIBOR	2.54%	10/3/2024	400	(11)	—	(11)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(841)	—	(841)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(4)	—	(4)
3-month USD-LIBOR	2.326%	10/22/2024	800	(11)	—	(11)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(19)	—	(19)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(59)	—	(59)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(522)	—	(522)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(17)	—	(17)
3-month USD-LIBOR	2.353%	12/8/2024	700	(11)	—	(11)
3-month USD-LIBOR	2.2845%	12/12/2024	330	(3)	—	(3)
3-month USD-LIBOR	1.8185%	1/20/2025	900	21	—	21
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	22	—	22
3-month USD-LIBOR	2.192%	3/18/2025	1,850	(6)	—	(6)
3-month USD-LIBOR	2.0475%	3/23/2025	450	3	—	3
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	(18)	—	(18)
3-month USD-LIBOR	2.339%	5/13/2025	375	(5)	—	(5)
3-month USD-LIBOR	2.351%	5/15/2025	590	(8)	—	(8)
3-month USD-LIBOR	2.287%	5/20/2025	500	(5)	—	(5)
3-month USD-LIBOR	2.227%	5/28/2025	260	(1)	—	(1)
3-month USD-LIBOR	2.2125%	5/29/2025	465	(2)	—	(2)
3-month USD-LIBOR	2.451%	6/5/2025	650	(14)	—	(14)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(56)	—	(56)
3-month USD-LIBOR	2.455%	6/24/2025	235	(5)	—	(5)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(39)	—	(39)
3-month USD-LIBOR	2.397%	7/13/2025	900	(15)	—	(15)
3-month USD-LIBOR	2.535%	7/15/2025	800	(22)	—	(22)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(28)	—	(28)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	(11)	—	(11)
3-month USD-LIBOR	2.331%	7/30/2025	435	(5)	—	(5)
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	(14)	—	(14)
3-month USD-LIBOR	2.228%	9/4/2025	12,000	(46)	—	(46)
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(290)	—	(290)

American Funds Insurance Series	93

Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
3-month USD-LIBOR	1.6705%	3/4/2026	$248,000	$10,597	$—	$10,597
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,107	—	1,107
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	51	—	51
3-month USD-LIBOR	1.595%	5/12/2026	8,500	430	—	430
3-month USD-LIBOR	1.592%	5/12/2026	4,000	203	—	203
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	203	—	203
2.913%	3-month USD-LIBOR	11/24/2034	10,000	655	—	655
2.844%	3-month USD-LIBOR	6/11/2035	3,250	181	—	181
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	180	—	180
2.773%	3-month USD-LIBOR	7/13/2035	500	23	—	23
2.589%	3-month USD-LIBOR	9/4/2035	3,100	53	—	53
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(108)	—	(108)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(101)	—	(101)
3-month USD-LIBOR	2.6695%	12/19/2044	200	(6)	—	(6)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(15)	—	(15)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(59)	—	(59)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(72)	—	(72)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,173	—	1,173
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(884)	—	(884)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	212	—	212
					$—	$7,824

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,375,344,000, which represented 13.10% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $28,506,000, which represented .27% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

USD/$ = U.S. dollars

TBA = To-be-announced

See Notes to Financial Statements

94	American Funds Insurance Series

Global Bond Fund

Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 87.58%	Principal amount (000)		Value (000)
Euros 12.89%
Belgium (Kingdom of), Series 77, 1.00% 2026		€12,900	$15,210
French Republic O.A.T. 1.85% 2027[1]		8,756	12,413
Germany (Federal Republic of) 0.10% 2026[1]		18,150	22,325
Germany (Federal Republic of) 0.50% 2026		13,000	15,087
Germany (Federal Republic of) 2.50% 2046		24,695	36,813
Germany (Federal Republic of) 0.10%–6.25% 2023–2040[1]		3,423	5,560
Hungary 3.88%–6.00% 2019–2020		2,200	2,753
Italy (Republic of) 1.45% 2022		10,575	12,359
Portuguese Government 2.875% 2026		4,200	4,832
Portuguese Republic 2.20% 2022		10,300	12,305
Portuguese Republic 4.125% 2027		32,040	39,996
Spain (Kingdom of) 1.30% 2026		13,400	15,174
Other securities			114,201
			309,028

Japanese yen 9.13%
Japan, Series 326, 0.70% 2022		¥1,935,000	17,908
Japan, Series 18, 0.10% 2024[1]		4,704,210	43,384
Japan, Series 19, 0.10% 2024[1]		2,672,325	24,764
Japan, Series 344, 0.10% 2026		1,355,000	12,095
Japan, Series 116, 2.20% 2030		1,735,000	19,271
Japan, Series 145, 1.70% 2033		2,005,000	21,481
Japan, Series 42, 1.70% 2044		2,045,000	22,240
Japan 0.10%–2.30% 2022–2035[1]		6,040,270	57,615
			218,758

Polish zloty 4.50%
Poland (Republic of), Series 1017, 5.25% 2017	PLN	54,472	14,873
Poland (Republic of), Series 0420, 1.50% 2020		124,425	33,073
Poland (Republic of), Series 1021, 5.75% 2021		50,980	15,611
Poland (Republic of), Series 0922, 5.75% 2022		46,600	14,430
Poland (Republic of) 2.00%–5.25% 2020–2025		106,690	29,851
			107,838

Mexican pesos 3.43%
United Mexican States, Series M, 6.50% 2021	MXN	793,300	43,585
United Mexican States, Series M20, 10.00% 2024		209,500	13,764
United Mexican States 4.00%–10.00% 2017–2042[1]		435,052	24,797
			82,146

Indian rupees 2.44%
India (Republic of) 7.80% 2021	INR	1,087,600	17,504
India (Republic of) 8.83% 2023		1,284,200	21,947
India (Republic of) 6.97%–7.88% 2023–2030		1,173,470	18,929
			58,380

Malaysian ringgits 2.10%
Malaysia (Federation of) 3.58%–4.50% 2018–2030	MYR	216,165	50,426

British pounds 1.76%
United Kingdom 3.25% 2044		£9,000	14,977
United Kingdom 1.50%–3.50% 2023–2045		16,630	24,011
Other securities			3,150
			42,138

Norwegian kroner 1.69%
Norway (Kingdom of) 3.75% 2021	NKr	305,750	40,554

American Funds Insurance Series	95

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Australian dollars 1.69%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$	27,800	$24,290
Australia (Commonwealth of), Series 128, 5.75% 2022		13,650	12,267
Australia (Commonwealth of), Series 138, 3.25% 2029		4,250	3,433
Other securities			388
			40,378

Colombian pesos 1.22%
Colombia (Republic of), Series B, 7.00% 2022	COP	35,100,000	12,099
Colombia (Republic of), Series B, 7.50% 2026		41,451,000	14,599
Colombia (Republic of), Series B, 6.00% 2028		8,306,600	2,612
			29,310

Danish kroner 1.07%
Other securities			25,593

Turkish lira 1.02%
Turkey (Republic of) 9.20% 2021	TRY	47,700	12,995
Turkey (Republic of) 10.50%–11.00% 2020–2022		39,700	11,436
			24,431

Israeli shekels 0.82%
Israel (State of) 5.50% 2042	ILS	29,300	11,699
Other securities			8,055
			19,754

Chilean pesos 0.82%
Chile (Banco Central de) 4.50% 2021	CLP	12,705,000	19,736

Canadian dollars 0.61%
Canada 2.25% 2025	C$	18,050	14,534

Hungarian forints 0.53%
Hungary 2.00%–6.50% 2019–2025	HUF	3,145,600	12,713

U.S. dollars 40.21%
Hungary 4.00%–6.25% 2019–2024		$8,070	8,684
Turkey (Republic of) 6.25%–6.75% 2022–2040		2,090	2,282
U.S. Treasury 1.125% 2021[2]		43,160	42,282
U.S. Treasury 2.25% 2025		15,750	15,757
U.S. Treasury 2.00% 2026		55,335	53,973
U.S. Treasury 2.25% 2046		13,950	12,302
U.S. Treasury 2.875% 2046		15,925	16,038
U.S. Treasury 3.00% 2047		16,225	16,771
U.S. Treasury 1.13%–3.00% 2019–2045		74,590	74,673
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]		40,717	40,538
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		32,720	33,214
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		24,353	24,371
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]		46,201	46,484
United Mexican States 4.75% 2044		3,200	3,211
Other securities			573,204
			963,784

Other 1.65%
Other securities			39,430

Total bonds, notes & other debt instruments (cost: $2,077,893,000)			2,098,931

96	American Funds Insurance Series

Global Bond Fund

Convertible stocks 0.04%	Shares	Value (000)
U.S. dollars 0.00%
Other securities		$143

Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		909

Total convertible stocks (cost: $1,202,000)		1,052

Common stocks 0.04%
U.S. dollars 0.04%
Other securities		1,000

Total common stocks (cost: $3,941,000)		1,000

Short-term securities 12.92%	Principal amount (000)
CPPIB Capital Inc. 1.16% due 7/18/2017[3]	$20,000	19,989
Federal Home Loan Bank 1.02%–1.08% due 8/23/2017–10/16/2017	40,000	39,922
Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	136,144
John Deere Financial Inc. 1.05% due 7/6/2017[3]	$25,000	24,995
Liberty Street Funding Corp. 1.28% due 9/18/2017[3]	15,000	14,958
Mizuho Bank, Ltd. 1.19% due 7/27/2017[3]	20,000	19,982
Unilever Capital Corp. 1.10% due 7/24/2017[3]	29,800	29,778
Other securities		23,940

Total short-term securities (cost: $309,095,000)		309,708
Total investment securities 100.58% (cost: $2,392,131,000)		2,410,691
Other assets less liabilities (0.58)%		(14,015)

Net assets 100.00%		$2,396,676

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,143,000, which represented .09% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $7,941,000, which represented .33% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,289,000, an aggregate cost of $5,384,000, and which represented .18% of the net assets of the fund) were acquired from 3/10/2010 to 3/6/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[4] (000)	Value at 6/30/2017[5] (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	89	September 2017	$8,900	$11,998	$(32)
30 Year Ultra U.S. Treasury Bond Futures	Long	85	September 2017	8,500	14,099	192
10 Year U.S. Treasury Note Futures	Long	82	September 2017	8,200	10,294	(25)
5 Year U.S. Treasury Note Futures	Long	549	October 2017	54,900	64,692	(143)
90 Day Euro Dollar Futures	Short	220	March 2018	(55,000)	(54,142)	24
						$16

American Funds Insurance Series	97

Global Bond Fund

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales			at 6/30/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD4,775	PLN17,827	JPMorgan Chase	7/7/2017	$(36)
SEK123,798	USD14,284	Citibank	7/10/2017	419
NOK93,000	USD10,999	Bank of America, N.A.	7/10/2017	143
USD16,422	MYR70,000	JPMorgan Chase	7/10/2017	123
USD20,237	INR1,308,300	JPMorgan Chase	7/10/2017	24
USD7,734	INR500,000	JPMorgan Chase	7/10/2017	9
USD12,581	MXN230,400	Bank of America, N.A.	7/10/2017	(93)
GBP5,907	AUD10,150	UBS AG	7/10/2017	(104)
USD15,633	MXN286,625	Goldman Sachs	7/10/2017	(134)
USD15,606	MXN286,625	Bank of America, N.A.	7/10/2017	(161)
JPY935,361	USD8,575	HSBC Bank	7/10/2017	(255)
EUR15,020	PLN63,358	UBS AG	7/11/2017	69
USD4,069	THB138,500	Bank of America, N.A.	7/11/2017	(8)
USD4,229	AUD5,600	JPMorgan Chase	7/11/2017	(74)
JPY391,780	USD3,584	JPMorgan Chase	7/11/2017	(99)
USD9,013	ILS31,900	JPMorgan Chase	7/11/2017	(136)
EUR17,250	USD18,995	UBS AG	7/12/2017	720
SEK60,114	USD6,908	Barclays Bank PLC	7/12/2017	232
EUR19,534	PLN82,342	HSBC Bank	7/12/2017	106
NOK46,831	USD5,513	Barclays Bank PLC	7/12/2017	97
EUR5,840	GBP5,090	Goldman Sachs	7/13/2017	42
USD2,024	BRL6,700	Citibank	7/14/2017	8
USD4,732	MXN87,000	Bank of America, N.A.	7/14/2017	(51)
USD6,220	MXN116,370	HSBC Bank	7/14/2017	(177)
USD4,823	INR310,000	JPMorgan Chase	7/17/2017	39
USD5,125	AUD6,800	Bank of America, N.A.	7/17/2017	(101)
JPY3,321,365	USD30,215	JPMorgan Chase	7/18/2017	(661)
JPY3,567,358	USD32,460	Bank of America, N.A.	7/18/2017	(717)
EUR5,283	USD5,900	Citibank	7/19/2017	141
JPY414,706	USD3,801	HSBC Bank	7/19/2017	(110)
USD12,768	AUD16,760	Citibank	7/19/2017	(111)
JPY726,285	USD6,655	JPMorgan Chase	7/19/2017	(193)
EUR5,244	USD5,857	UBS AG	7/20/2017	139
USD3,045	BRL10,100	HSBC Bank	7/20/2017	10
JPY351,002	USD3,164	Citibank	7/20/2017	(40)
GBP5,633	USD7,117	JPMorgan Chase	7/24/2017	226
EUR5,084	USD5,666	Goldman Sachs	7/24/2017	149
EUR18,255	NOK174,000	UBS AG	7/24/2017	25
USD6,827	ZAR89,650	JPMorgan Chase	7/24/2017	4
USD2,980	ZAR39,200	UBS AG	7/24/2017	(3)
EUR4,253	GBP3,750	HSBC Bank	7/24/2017	(24)
USD13,597	MYR58,750	JPMorgan Chase	7/24/2017	(74)
USD6,037	ILS21,303	Bank of America, N.A.	7/24/2017	(76)
USD7,728	AUD10,200	UBS AG	7/24/2017	(109)
JPY1,976,140	USD17,751	HSBC Bank	7/24/2017	(162)
EUR6,645	USD7,490	Bank of America, N.A.	7/25/2017	111
GBP5,792	EUR6,700	JPMorgan Chase	7/25/2017	(112)
JPY445,496	USD4,000	Goldman Sachs	7/27/2017	(34)
JPY835,989	USD7,521	Bank of America, N.A.	7/27/2017	(79)
USD5,808	AUD7,700	Bank of America, N.A.	7/27/2017	(108)
USD7,542	AUD10,000	Bank of America, N.A.	7/27/2017	(141)
JPY1,698,519	USD15,271	Citibank	7/27/2017	(151)
EUR5,439	USD6,100	Citibank	7/28/2017	122
SEK172,682	USD20,325	Goldman Sachs	8/3/2017	214
EUR14,702	USD16,481	JPMorgan Chase	8/4/2017	343
GBP25,426	EUR28,875	Bank of America, N.A.	8/4/2017	112
JPY1,655,674	USD14,857	UBS AG	8/4/2017	(113)

98	American Funds Insurance Series

Global Bond Fund

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 6/30/2017
(000)	(000)	Counterparty	date	(000)
NOK31,682	DKK24,600	Citibank	8/9/2017	$11
JPY392,473	USD3,596	Citibank	8/9/2017	(101)
NOK70,523	CHF8,000	Bank of America, N.A.	8/10/2017	89
USD5,959	NZD8,200	Citibank	8/10/2017	(45)
USD9,203	CAD12,000	Goldman Sachs	8/10/2017	(57)
JPY1,310,000	USD11,894	HSBC Bank	8/14/2017	(224)
USD11,444	CNH80,000	Citibank	8/14/2017	(314)
SEK30,059	USD3,464	Barclays Bank PLC	8/17/2017	114
JPY846,335	USD7,628	HSBC Bank	8/23/2017	(85)
USD138,524	JPY15,300,000	Citibank	5/21/2018	255
				$(1,177)

Swap contracts

Interest rate swaps

							Unrealized
						Upfront	(depreciation)
					Value at	payments/	appreciation
		Expiration	Notional		6/30/2017	receipts	at 6/30/2017
Receive	Pay	date	(000)		(000)	(000)	(000)
U.S. EFFR	1.299%	1/31/2018		$450,000	$(14)	$—	$(14)
1.707%	3-month USD-LIBOR	3/16/2019		12,000	29	—	29
1.6505%	3-month USD-LIBOR	3/21/2019		85,000	122	—	123
1.36%	6-month NOK-NIBOR	12/19/2019	NKr	250,000	128	—	128
1.572%	3-month USD-LIBOR	9/16/2020		$10,000	(60)	—	(60)
6.775%	28-day MXN-TIIE	6/20/2022	MXN	280,000	(16)	—	(16)
6.73%	28-day MXN-TIIE	6/20/2022		340,000	(56)	—	(56)
6-month HUF-BUBOR	2.58%	3/31/2027	HUF	2,540,000	(276)	—	(276)
3-month USD-LIBOR	2.52611%	11/24/2045		$17,400	6	—	6
3-month USD-LIBOR	2.535%	11/24/2045		1,100	(2)	—	(2)
3-month USD-LIBOR	2.556%	11/27/2045		10,000	(60)	—	(60)
3-month USD-LIBOR	2.354%	1/29/2046		6,000	221	—	221
3-month USD-LIBOR	2.116%	4/15/2046		2,250	198	—	198
3-month USD-LIBOR	1.909%	10/11/2046		5,750	771	—	771
3-month USD-LIBOR	2.699%	1/31/2047		2,800	(104)	—	(104)
3-month USD-LIBOR	2.659%	2/8/2047		6,000	(170)	—	(170)
3-month USD-LIBOR	2.696%	3/7/2047		4,500	(165)	—	(165)
6-month EURIBOR	1.4162%	3/8/2047		€4,400	150	—	150
6-month EURIBOR	1.4247%	4/28/2047		2,500	80	—	80
						$—	$783

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,439,000, which represented .60% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $283,746,000, which represented 11.84% of the net assets of the fund.
[4]	Notional amount is calculated based on the number of contracts and notional contract size.
[5]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series	99

Global Bond Fund

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH = Chinese yuan renminbi

COP = Colombian pesos

DKK = Danish kroner

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norwegian Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZD = New Zealand dollars

PLN = Polish zloty

SEK = Swedish kronor

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

100	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 93.24%	Principal amount (000)	Value (000)
Corporate bonds & notes 92.32%
Energy 17.72%
American Energy (Permian Basin) 7.125% 2020[1]	$8,045	$6,677
Blackstone CQP Holdco LP, 6.50% 2021[1,2]	24,675	24,811
Cheniere Energy, Inc. 5.13%–7.00% 2024–2027[1]	2,810	2,941
Chesapeake Energy Corp. 8.00% 2025[1]	7,550	7,503
Chesapeake Energy Corp. 4.41%–8.00% 2019–2027[1,3]	14,253	14,042
CONSOL Energy Inc. 5.875% 2022	12,599	12,442
NGL Energy Partners LP 6.875% 2021	6,640	6,623
Southwestern Energy Co. 4.10% 2022	7,605	7,125
Sunoco LP 6.25% 2021	5,950	6,233
Teekay Corp. 8.50% 2020	11,168	10,233
Weatherford International PLC 6.75% 2040	7,980	6,903
Weatherford International PLC 4.50%–9.88% 2021–2042[1]	13,125	12,038
Other securities		161,409
		278,980

Health care 13.08%
Centene Corp. 4.75% 2022	7,715	8,091
Centene Corp. 4.75%–6.13% 2021–2025	9,130	9,574
Kinetic Concepts, Inc. 12.50% 2021[1]	7,813	8,829
Molina Healthcare, Inc. 5.375% 2022	9,615	10,228
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[3,4,5,6,7]	6,351	6,222
Tenet Healthcare Corp. 4.38%–7.00% 2021–2025[1]	11,832	11,934
Tenet Healthcare Corp., First Lien 4.50%–6.00% 2020–2021	11,515	12,114
VPI Escrow Corp. 6.375% 2020[1]	9,690	9,436
VPI Escrow Corp. 5.625% 2021[1]	1,175	1,066
VPI Escrow Corp. 6.50%–7.50% 2021–2024[1]	6,615	6,756
VRX Escrow Corp. 6.125% 2025[1]	18,995	16,146
VRX Escrow Corp. 5.38%–7.25% 2020–2023[1]	10,960	9,947
Other securities		95,614
		205,957

Consumer discretionary 12.04%
Cablevision Systems Corp. 6.75% 2021	5,875	6,521
Cablevision Systems Corp. 5.50%–7.75% 2018–2027[1]	1,575	1,662
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	10,620	11,390
CCO Holdings LLC and CCO Holdings Capital Corp. 4.91%–5.88% 2024–2027[1]	8,625	9,082
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,713	12,697
iHeartCommunications, Inc. 9.00% 2019	9,685	7,639
Petsmart, Inc. 5.875% 2025[1]	7,365	7,135
Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	10,625	9,614
Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.22% 2022[3,4,5]	3,444	3,207
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	6,525	6,880
Wynn Macau, Ltd. 5.25% 2021[1]	7,275	7,475
Other securities		106,178
		189,480

Materials 11.98%
ArcelorMittal 7.50% 2041	9,555	10,582
Cliffs Natural Resources Inc. 8.25% 2020[1]	7,865	8,612
Cliffs Natural Resources Inc. 5.75% 2025[1]	11,950	11,323
Cliffs Natural Resources Inc. 6.25% 2040	825	627
First Quantum Minerals Ltd. 7.00% 2021[1]	10,813	11,137
First Quantum Minerals Ltd. 7.50% 2025[1]	11,625	11,422
First Quantum Minerals Ltd. 7.25% 2022–2023[1]	3,575	3,629
FMG Resources 9.75% 2022[1]	7,555	8,641
Ryerson Inc. 11.00% 2022[1]	6,901	7,824
Other securities		114,730
		188,527

American Funds Insurance Series	101

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Telecommunication services 11.33%
Altice NV 5.50%–7.50% 2022–2026[1]	$4,385	$4,694
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	5,267	5,386
Frontier Communications Corp. 10.50% 2022	6,780	6,483
Frontier Communications Corp. 8.50%–11.00% 2020–2025	12,912	12,786
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)[3,4,5,7]	19,138	18,414
Neptune Finco Corp. (Altice NV) 6.63%–10.13% 2023–2025[1]	4,450	5,022
Numericable Group SA 6.00%–7.38% 2022–2026[1]	5,365	5,760
SoftBank Group Corp. 4.50% 2020[1]	6,225	6,487
Sprint Corp. 11.50% 2021	5,355	6,881
Sprint Corp. 6.875% 2028	5,650	6,294
Sprint Nextel Corp. 7.13%–7.88% 2021–2024	8,320	9,421
Wind Acquisition SA 7.375% 2021[1]	13,300	13,840
Windstream Holdings, Inc. 7.75% 2021	8,225	7,773
Other securities		69,087
		178,328

Information technology 7.69%
BMC Software, Inc. 8.125% 2021[1]	8,390	8,728
Gogo Inc. 12.50% 2022[1]	7,850	8,959
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 2024[3,4,5]	7,870	8,172
Solera Holdings, Inc. 10.50% 2024[1]	6,075	7,009
Unisys Corp. 10.75% 2022[1]	7,325	8,057
Other securities		80,102
		121,027

Industrials 7.08%
Associated Materials, LLC 9.00% 2024[1]	8,700	9,309
Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,613
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7]	1,307	1,399
DAE Aviation Holdings, Inc. 10.00% 2023[1]	6,625	7,370
Other securities		79,785
		111,476

Utilities 3.70%
AES Corp. 4.88%–8.00% 2020–2026[1]	19,325	20,979
Other securities		37,244
		58,223

Financials 3.54%
CIT Group Inc. 3.875% 2019	9,335	9,592
Other securities		46,101
		55,693

Real estate 2.10%
Iron Mountain Inc. 5.75% 2024	5,975	6,124
Other securities		26,965
		33,089

Consumer staples 2.02%
Other securities		31,758

Municipals 0.04%
Other securities		594

Total corporate bonds & notes		1,453,132

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Other bonds & notes 0.92%
U.S. Treasury 1.25% 2019[8]	$10,000	$9,978
Other securities		4,489
		14,467

Total bonds, notes & other debt instruments (cost: $1,442,832,000)		1,467,599

Convertible bonds 0.37%
Consumer discretionary 0.11%
Other securities		1,747

Miscellaneous 0.26%
Other convertible bonds in initial period of acquisition		4,092

Total convertible bonds (cost: $5,452,000)		5,839

Convertible stocks 1.07%	Shares
Telecommunication services 0.02%
Frontier Communications Corp., Series A, convertible preferred	10,000	294

Other 0.29%
Other securities		4,581

Miscellaneous 0.76%
Other convertible stocks in initial period of acquisition		11,953

Total convertible stocks (cost: $20,794,000)		16,828

Common stocks 0.80%
Information technology 0.22%
Corporate Risk Holdings I, Inc.[6,9]	218,504	3,402
Other securities		—
		3,402

Other 0.45%
Other securities		7,219

Miscellaneous 0.13%
Other common stocks in initial period of acquisition		1,986

Total common stocks (cost: $38,036,000)		12,607

Rights & warrants 0.00%
Utilities 0.00%
Other securities		46

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		—

Total rights & warrants (cost: $65,000)		46

American Funds Insurance Series	103

High-Income Bond Fund

Short-term securities 3.95%	Principal amount (000)	Value (000)
ExxonMobil Corp. 1.10% due 7/10/2017	$19,700	$19,694
Federal Home Loan Bank 0.85% due 7/14/2017	10,000	9,998
General Electric Co. 1.08% due 7/3/2017	32,400	32,398

Total short-term securities (cost: $62,090,000)		62,090
Total investment securities 99.43% (cost: $1,569,269,000)		1,565,009
Other assets less liabilities 0.57%		8,949

Net assets 100.00%		$1,573,958

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$267	$—	$267
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	(21)	—	(21)
					$—	$246

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2017 (000)
CDX.NA.HY.28	5.00%/Quarterly	6/20/2022	$62,600	$(4,318)	$(4,467)	$149

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $758,939,000, which represented 48.22% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $107,360,000, which represented 6.82% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,053,000, which represented 2.04% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,469,000, which represented .22% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.

104	American Funds Insurance Series

High-Income Bond Fund

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$24,675	$24,811	1.58%
Other securities	3/10/2010-8/22/2014	13,197	4,239	.26
Total private placement securities		$37,872	$29,050	1.84%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	105

Mortgage Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 97.67%	Principal amount (000)	Value (000)
Mortgage-backed obligations 62.02%
Federal agency mortgage-backed obligations 54.82%
Fannie Mae 4.00% 2036[1]	$5,460	$5,803
Fannie Mae 4.00% 2047[1]	10,353	10,891
Fannie Mae 4.00% 2047[1]	3,985	4,192
Fannie Mae 4.00%–5.00% 2036–2047[1,2]	2,523	2,660
Freddie Mac 5.00% 2034[1]	1,816	1,991
Freddie Mac 4.00% 2036[1]	6,443	6,851
Freddie Mac 4.00% 2036[1]	1,107	1,169
Freddie Mac 3.50% 2045[1]	10,635	11,016
Freddie Mac 4.00% 2047[1,2]	47,854	50,232
Freddie Mac 4.00% 2047[1]	10,000	10,528
Freddie Mac 4.00% 2047[1]	9,969	10,501
Freddie Mac 4.50% 2047[1,2]	3,700	3,963
Freddie Mac Pool #760014 2.981% 2045[1,3]	3,309	3,405
Government National Mortgage Assn. 3.75% 2034[1]	1,438	1,510
Government National Mortgage Assn. 5.50% 2040[1]	2,558	2,862
Government National Mortgage Assn. 5.00% 2041[1]	1,445	1,552
Government National Mortgage Assn. 3.50% 2043[1]	2,588	2,703
Government National Mortgage Assn. 3.50% 2043[1]	1,978	2,064
Government National Mortgage Assn. 3.50% 2043[1]	1,942	2,013
Government National Mortgage Assn. 4.25% 2044[1]	1,782	1,905
Government National Mortgage Assn. 4.00% 2046[1]	1,608	1,668
Government National Mortgage Assn. 4.00% 2047[1]	13,380	14,098
Government National Mortgage Assn. 4.00% 2047[1]	4,972	5,248
Government National Mortgage Assn. 4.50% 2047[1]	5,152	5,484
Government National Mortgage Assn. 4.737% 2065[1]	1,995	2,102
Government National Mortgage Assn. 4.62% 2066[1]	2,037	2,184
Government National Mortgage Assn. 3.50%–6.50% 2038–2066[1]	12,773	13,366
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 2056[1]	1,571	1,574
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,727	4,793
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	799	820
		189,148

Collateralized mortgage-backed (privately originated) 3.76%
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 1.967% 2019[1,3,4]	1,620	1,621
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,4]	2,636	2,663
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,4]	2,520	2,556
Other securities		6,137
		12,977

Other mortgage-backed securities 3.15%
Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,502	4,588
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,955
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,313
		10,856

Commercial mortgage-backed securities 0.29%
Other securities		995

Total mortgage-backed obligations		213,976

Federal agency bonds & notes 18.37%
Fannie Mae 1.875% 2022	3,000	2,996
Fannie Mae 2.00% 2022	40,000	40,203
Federal Home Loan Bank 1.375% 2021	3,000	2,966
Federal Home Loan Bank 1.875% 2021	10,000	10,034
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,184
		63,383

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 11.90%
U.S. Treasury inflation-protected securities 8.79%
U.S. Treasury Inflation-Protected Security 0.375% 2025[5,6]	$10,516	$10,449
U.S. Treasury Inflation-Protected Security 0.625% 2026[5,6]	4,497	4,529
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	123	153
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	6,963	6,641
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	7,842	8,549
		30,321

U.S. Treasury 3.11%
U.S. Treasury 1.875% 2022	9,000	8,999
U.S. Treasury 1.50%–2.13% 2020–2022	1,744	1,755
		10,754

Total U.S. Treasury bonds & notes		41,075

Asset-backed obligations 5.32%
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,814
Other securities		16,529
		18,343

Corporate bonds & notes 0.06%
Financials 0.06%
Other securities		214

Total bonds, notes & other debt instruments (cost: $335,741,000)		336,991

Short-term securities 18.17%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.37% due 11/16/2017	5,000	4,974
Coca-Cola Co. 1.22% due 12/6/2017[4]	10,000	9,945
Federal Home Loan Bank 1.00%–1.03% due 10/20/2017–11/10/2017	15,679	15,621
Freddie Mac 1.02% due 11/20/2017	3,750	3,734
General Electric Co. 1.08% due 7/3/2017	8,800	8,799
John Deere Canada ULC 1.16% due 7/25/2017[4]	4,700	4,696
Mitsubishi UFJ Trust and Banking Corp. 1.35% due 11/16/2017[4]	5,000	4,974
Private Export Funding Corp. 1.26% due 11/17/2017[4]	5,000	4,975
Svenska Handelsbanken Inc. 1.28% due 11/29/2017[4]	5,000	4,972

Total short-term securities (cost: $62,695,000)		62,690
Total investment securities 115.84% (cost: $398,436,000)		399,681
Other assets less liabilities (15.84)%		(54,657)

Net assets 100.00%		$345,024

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,423,000, which represented .41% of the net assets of the fund.

American Funds Insurance Series	107

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2017[8] (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
20 Year U.S. Treasury Bond Futures	Long	48	September 2017	$4,800	$7,377	$57
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2017	500	830	11
10 Year Ultra U.S. Treasury Note Futures	Short	17	September 2017	(1,700)	(2,292)	16
5 Year U.S. Treasury Note Futures	Long	2,195	October 2017	219,500	258,650	(626)
30 Day Federal Funds Futures	Long	208	October 2017	86,667	85,629	(5)
						$(547)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$1,000,000	$30	$—	$30
U.S. EFFR	1.17865%	11/1/2017	500,000	10	—	10
U.S. EFFR	1.2165%	11/1/2017	700,000	(14)	—	(14)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	310	—	310
3-month USD-LIBOR	1.225%	9/22/2021	11,500	306	—	306
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	361	—	361
3-month USD-LIBOR	2.24%	12/5/2026	10,500	3	—	3
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(20)	—	(20)
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(582)	—	(582)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(279)	—	(279)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(292)	—	(292)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(431)	—	(431)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	9	—	9
3-month USD-LIBOR	2.454%	1/15/2045	3,200	49	—	49
3-month USD-LIBOR	2.516%	10/20/2045	2,500	6	—	6
3-month USD-LIBOR	2.525%	10/20/2045	1,500	1	—	1
3-month USD-LIBOR	2.5315%	10/26/2045	4,000	(3)	—	(3)
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	— [9]	—	— [9]
3-month USD-LIBOR	2.4835%	12/3/2045	2,000	19	—	19
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(30)	—	(30)
3-month USD-LIBOR	2.4095%	1/14/2046	1,500	38	—	38
3-month USD-LIBOR	2.33725%	2/1/2046	5,000	203	—	203
					$—	$(306)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,065,000, which represented 15.96% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $9,431,000, which represented 2.73% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

108	American Funds Insurance Series

Mortgage Fund

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	109

Ultra-Short Bond Fund
Investment portfolio June 30, 2017	unaudited

Short-term securities 100.11%	Principal amount (000)	Value (000)
Commercial paper 72.15%
Apple Inc. 1.08% due 8/3/2017[1]	$9,000	$8,991
Australia & New Zealand Banking Group, Ltd. 1.10% due 9/6/2017[1]	5,000	4,988
Bridgestone Americas, Inc. 1.05% due 7/11/2017[1]	8,500	8,497
CAFCO, LLC 1.28% due 10/3/2017[1]	10,000	9,968
Chariot Funding, LLC 1.18% due 7/18/2017[1]	10,000	9,994
Cisco Systems, Inc. 0.98% due 7/12/2017[1]	10,000	9,996
Emerson Electric Co. 1.08% due 8/1/2017[1]	5,500	5,495
ExxonMobil Corp. 1.14% due 9/11/2017	10,000	9,977
Fairway Finance Corp. 1.16% due 8/28/2017[1]	10,000	9,979
John Deere Canada ULC 1.12% due 7/10/2017[1]	8,300	8,297
KfW 0.95% due 7/5/2017[1]	10,000	9,999
Liberty Street Funding Corp. 1.28% due 9/18/2017[1]	10,000	9,972
Microsoft Corp. 0.97% due 7/17/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 1.11% due 7/3/2017[1]	10,000	9,999
National Australia Bank Ltd. 1.14% due 7/24/2017[1]	11,400	11,391
Nestlé Finance International Ltd. 1.14% due 9/7/2017	8,000	7,982
Old Line Funding, LLC 1.02% due 7/17/2017[1]	10,000	9,994
Paccar Financial Corp. 1.12% due 7/28/2017	6,700	6,694
Pfizer Inc. 1.15% due 9/18/2017[1]	10,000	9,975
Prudential Funding, LLC 1.10% due 7/17/2017	10,000	9,995
Simon Property Group, L.P. 1.08% due 8/14/2017[1]	10,000	9,985
Sumitomo Mitsui Banking Corp. 1.15% due 8/1/2017[1]	12,900	12,886
Total Capital Canada Ltd. 1.05% due 8/15/2017[1]	10,000	9,985
United Parcel Service Inc. 1.08% due 7/5/2017[1]	9,000	8,999
		224,033

Federal agency discount notes 24.74%
Fannie Mae 0.80% due 7/17/2017	15,000	14,995
Federal Home Loan Bank 0.64%–0.90% due 7/7/2017–8/1/2017	35,700	35,682
Freddie Mac 0.82%–1.03% due 7/13/2017–11/10/2017	16,300	16,251
International Bank for Reconstruction and Development 0.86% due 7/13/2017	9,900	9,898
		76,826

U.S. Treasury bonds & notes 3.22%
U.S. Treasury Bills 0.90% due 8/24/2017	10,000	9,987

Total short-term securities (cost: $310,858,000)		310,846
Total investment securities 100.11% (cost: $310,858,000)		310,846
Other assets less liabilities (0.11)%		(347)

Net assets 100.00%		$310,499

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,386,000, which represented 60.99% of the net assets of the fund.

See Notes to Financial Statements

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 97.12%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 42.41%
U.S. Treasury 32.16%
U.S. Treasury 1.125% 2021	$31,950	$31,114
U.S. Treasury 1.375% 2021	20,000	19,786
U.S. Treasury 1.75% 2021[1]	40,540	40,437
U.S. Treasury 2.00% 2021	46,300	46,638
U.S. Treasury 2.00% 2021	44,350	44,745
U.S. Treasury 2.00% 2021	26,500	26,769
U.S. Treasury 2.125% 2021	23,450	23,774
U.S. Treasury 2.25% 2021	64,745	65,989
U.S. Treasury 2.25% 2021	38,000	38,752
U.S. Treasury 1.75% 2022	198,300	197,138
U.S. Treasury 1.875% 2022	63,000	62,995
U.S. Treasury 2.125% 2022	21,970	22,146
U.S. Treasury 1.50% 2023	26,020	25,333
U.S. Treasury 2.125% 2023	98,795	99,135
U.S. Treasury 2.00% 2024	30,000	29,741
U.S. Treasury 2.875% 2046	23,339	23,504
U.S. Treasury 3.00% 2047	32,660	33,760
U.S. Treasury 3.00% 2047	17,140	17,708
U.S. Treasury 0.75%–6.25% 2019–2030	76,561	77,973
		927,437

U.S. Treasury inflation-protected securities 10.25%
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,984	26,533
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	85,884	85,334
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	24,645	28,096
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	32,896	32,337
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,306	20,320
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	68,930	75,144
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2020–2047[2]	27,968	27,679
		295,443

Total U.S. Treasury bonds & notes		1,222,880

Mortgage-backed obligations 35.97%
Federal agency mortgage-backed obligations 35.32%
Fannie Mae 3.00% 2036[3]	30,230	30,707
Fannie Mae 4.00% 2036[3]	17,031	18,100
Fannie Mae 3.00% 2037[3]	19,307	19,612
Fannie Mae 3.00% 2046[3]	29,492	29,476
Fannie Mae 4.00% 2047[3,4]	56,000	58,760
Fannie Mae 4.00% 2047[3]	46,481	48,897
Fannie Mae 4.00% 2047[3]	25,000	26,300
Fannie Mae 4.50% 2047[3,4]	64,000	68,645
Fannie Mae 0%–9.47% 2017–2047[3,4,5]	77,529	81,587
Freddie Mac 3.50% 2046[3]	57,957	59,791
Freddie Mac 4.00% 2047[3,4]	84,742	88,953
Freddie Mac 4.00% 2047[3,4]	75,000	78,870
Freddie Mac 4.00% 2047[3]	58,200	61,273
Freddie Mac 0%–5.50% 2023–2045[3,5]	18,081	18,783
Government National Mortgage Assn. 4.50% 2045[3]	21,214	22,562
Government National Mortgage Assn. 4.00% 2047[3]	87,804	92,676
Government National Mortgage Assn. 4.00% 2047[3]	26,264	27,675
Government National Mortgage Assn. 4.50% 2047[3]	24,310	25,876
Government National Mortgage Assn. 1.68%–6.64% 2034–2065[3,5]	119,472	125,833
Other securities		34,048
		1,018,424

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.65%
Fannie Mae 2.72%–3.50% 2022–2024[3,5]	$10,225	$10,676
Freddie Mac 1.38%–3.32% 2020–2023[3,5]	8,050	8,102
		18,778

Total mortgage-backed obligations		1,037,202

Federal agency bonds & notes 18.74%
Fannie Mae 1.25%–7.13% 2019–2030	31,400	33,110
Federal Home Loan Bank 1.75% 2018	74,000	74,372
Federal Home Loan Bank 3.375% 2023	16,715	17,929
Federal Home Loan Bank 5.50% 2036	600	814
Freddie Mac 3.75% 2019	12,750	13,265
Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	29,342
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,440
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	15,785
TVA Southaven 3.846% 2033[3]	1,466	1,489
U.S. Department of Housing and Urban Development 0.93%–3.70% 2017–2034	91,632	93,759
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,935
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,310
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	44,236
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,198
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,760	4,540
United States Agency for International Development, State of Iraq, 2.149% 2022	6,670	6,693
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,940
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,783
Other securities		5,208
		540,148

Total bonds, notes & other debt instruments (cost: $2,789,296,000)		2,800,230

Short-term securities 7.09%
Bank of Montreal 1.30% due 11/22/2017	40,000	39,995
General Electric Co. 1.08% due 7/3/2017	35,000	34,997
U.S. Treasury Bills 1.09% due 12/7/2017	90,000	89,580
Other securities		39,973

Total short-term securities (cost: $204,540,000)		204,545
Total investment securities 104.21% (cost: $2,993,836,000)		3,004,775
Other assets less liabilities (4.21)%		(121,503)

Net assets 100.00%		$2,883,272

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $25,458,000, which represented .88% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 6/30/2017[7] (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year U.S. Treasury Note Futures	Long	1,141	September 2017	$114,100	$143,231	$(1,183)
10 Year Ultra U.S. Treasury Note Futures	Long	179	September 2017	17,900	24,131	(65)
20 Year U.S. Treasury Bond Futures	Short	3	September 2017	(300)	(461)	8
30 Year Ultra U.S. Treasury Bond Futures	Short	115	September 2017	(11,500)	(19,076)	183
5 Year U.S. Treasury Note Futures	Long	14,313	October 2017	1,431,300	1,686,586	(4,366)
2 Year U.S. Treasury Note Futures	Long	700	October 2017	140,000	151,277	(243)
30 Day Federal Funds Futures	Long	1,013	October 2017	422,084	417,031	(23)
90 Day Euro Dollar Futures	Short	1,175	September 2018	(293,750)	(288,727)	(487)
90 Day Euro Dollar Futures	Short	625	December 2018	(156,250)	(153,438)	(321)
						$(6,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$7,246,700	$217	$—	$217
U.S. EFFR	1.17865%	11/1/2017	3,623,300	72	—	72
U.S. EFFR	1.19125%	11/1/2017	3,075,000	31	—	31
U.S. EFFR	1.201%	11/1/2017	1,565,000	—	—	—
U.S. EFFR	1.19875%	11/1/2017	1,565,000	—	—	—
U.S. EFFR	1.211%	11/1/2017	1,940,000	(39)	—	(39)
U.S. EFFR	1.2165%	11/1/2017	4,800,000	(96)	—	(96)
1.6715%	3-month USD-LIBOR	3/17/2019	223,000	408	—	408
1.654%	3-month USD-LIBOR	3/20/2019	222,000	333	—	333
1.329%	U.S. EFFR	3/27/2019	131,000	(127)	—	(127)
1.32625%	U.S. EFFR	4/5/2019	68,800	(74)	—	(74)
1.34875%	U.S. EFFR	4/5/2019	120,000	(83)	—	(83)
3-month USD-LIBOR	1.5165%	4/19/2019	130,000	146	—	146
3-month USD-LIBOR	1.504%	6/8/2019	60,500	105	—	105
3-month USD-LIBOR	1.5055%	6/8/2019	60,500	103	—	103
1.337%	U.S. EFFR	6/8/2019	121,000	(169)	—	(169)
3-month USD-LIBOR	1.5395%	6/12/2019	60,500	66	—	66
1.367%	U.S. EFFR	6/12/2019	60,500	(51)	—	(51)
3-month USD-LIBOR	1.553%	6/14/2019	60,500	53	—	53
1.37%	U.S. EFFR	6/14/2019	60,500	(48)	—	(48)
3-month USD-LIBOR	1.555%	6/21/2019	60,500	59	—	59
1.362%	U.S. EFFR	6/21/2019	60,500	(60)	—	(60)
3-month USD-LIBOR	1.5445%	6/28/2019	60,500	77	—	77
1.351%	U.S. EFFR	6/28/2019	60,500	(77)	—	(77)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	1,044	—	1,044
3-month USD-LIBOR	1.217%	9/22/2021	60,000	1,616	—	1,616
3-month USD-LIBOR	1.225%	9/22/2021	60,000	1,596	—	1,596
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	133	—	133
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	(120)	—	(120)
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	(524)	—	(524)
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	(233)	—	(233)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(696)	—	(696)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	204	—	204
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	466	—	466
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,576	—	2,576

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
2.75%	3-month USD-LIBOR	9/2/2022	$280,000	$2,316	$—	$2,316
3-month USD-LIBOR	2.74125%	11/22/2023	15,000	(617)	—	(617)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(6)	—	(6)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(15)	—	(15)
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(3,079)	—	(3,079)
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,121	—	1,121
3-month USD-LIBOR	2.24%	12/5/2026	55,100	16	—	16
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(103)	—	(103)
2.579%	3-month USD-LIBOR	3/14/2027	53,000	1,518	—	1,518
2.333%	3-month USD-LIBOR	3/29/2027	42,000	278	—	278
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,920)	—	(1,920)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,098)	—	(2,098)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,477)	—	(7,477)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,230)	—	(2,230)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,333)	—	(2,333)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(440)	—	(440)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	50	—	50
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	14	—	14
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,105)	—	(1,105)
3-month USD-LIBOR	2.516%	10/20/2045	36,000	91	—	91
3-month USD-LIBOR	2.525%	10/20/2045	24,000	15	—	15
3-month USD-LIBOR	2.5315%	10/26/2045	10,000	(8)	—	(8)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	(1)	—	(1)
3-month USD-LIBOR	2.59125%	12/16/2045	9,000	(121)	—	(121)
3-month USD-LIBOR	1.768%	8/17/2046	8,200	1,344	—	1,344
3-month USD-LIBOR	2.3985%	6/9/2047	22,500	643	—	643
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(390)	—	(390)
					$—	$(7,629)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $69,299,000, which represented 2.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio June 30, 2017	unaudited

Growth funds 93.32%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,280,267	$229,881

Total growth funds (cost: $228,002,000)		229,881

Short-term securities 6.77%
Government Cash Management Fund	16,661,618	16,662

Total short-term securities (cost: $16,662,000)		16,662
Total investment securities 100.09% (cost: $244,664,000)		246,543
Other assets less liabilities (0.09)%		(216)

Net assets 100.00%		$246,327

Investment in affiliates

American Funds Insurance Series – Growth Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
2,821,842	603,955	145,530	3,280,267	$(574)	$8,123	$365	$229,881

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk International Fund

Investment portfolio June 30, 2017	unaudited

Growth funds 94.42%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,939,497	$116,830

Total growth funds (cost: $109,949,000)		116,830

Short-term securities 5.67%
Government Cash Management Fund	7,013,879	7,014

Total short-term securities (cost: $7,014,000)		7,014
Total investment securities 100.09% (cost: $116,963,000)		123,844
Other assets less liabilities (0.09)%		(108)

Net assets 100.00%		$123,736

Investment in affiliates

American Funds Insurance Series – International Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
5,381,857	791,338	233,698	5,939,497	$(483)	$16,607	$397	$116,830

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio June 30, 2017	unaudited

Growth-and-income funds 94.65%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	24,910,308	$342,268

Total growth-and-income funds (cost: $338,625,000)		342,268

Short-term securities 5.44%
Government Cash Management Fund	19,687,948	19,688

Total short-term securities (cost: $19,688,000)		19,688
Total investment securities 100.09% (cost: $358,313,000)		361,956
Other assets less liabilities (0.09)%		(323)

Net assets 100.00%		$361,633

Investment in affiliates

American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
20,295,700	5,700,424	1,085,816	24,910,308	$(296)	$3,936	$1,244	$342,268

See Notes to Financial Statements

American Funds Insurance Series	117

Managed Risk Growth-Income Fund

Investment portfolio June 30, 2017	unaudited

Growth-and-income funds 95.01%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,872,003	$176,447

Total growth-and-income funds (cost: $182,552,000)		176,447

Short-term securities 5.07%
Government Cash Management Fund	9,412,597	9,413

Total short-term securities (cost: $9,413,000)		9,413
Total investment securities 100.08% (cost: $191,965,000)		185,860
Other assets less liabilities (0.08)%		(154)

Net assets 100.00%		$185,706

Investment in affiliates

American Funds Insurance Series – Growth-Income Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
3,415,529	565,019	108,545	3,872,003	$(554)	$4,193	$488	$176,447

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio June 30, 2017	unaudited

Asset allocation funds 94.13%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	172,084,829	$3,846,096

Total asset allocation funds (cost: $3,739,099,000)		3,846,096

Short-term securities 5.97%
Government Cash Management Fund	244,055,456	244,055

Total short-term securities (cost: $244,055,000)		244,055
Total investment securities 100.10% (cost: $3,983,154,000)		4,090,151
Other assets less liabilities (0.10)%		(3,925)

Net assets 100.00%		$4,086,226

Investment in affiliates

American Funds Insurance Series – Asset Allocation Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
153,453,622	19,254,736	623,529	172,084,829	$1,372	$97,975	$12,067	$3,846,096

See Notes to Financial Statements

American Funds Insurance Series	119

Financial statements

Statements of assets and liabilities

at June 30, 2017

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,861,471	$4,010,606	$23,627,714	$8,788,701	$3,130,570
Affiliated issuers	—	25,852	—	—	—
Cash	522	1,412	4,457	81	7,786
Cash denominated in currencies other than U.S. dollars	2,465	130	1,115	2,672	642
Unrealized appreciation on open forward currency contracts	69	275	—	59	183
Receivables for:
Sales of investments	4,174	8,550	18,948	21,757	41,134
Sales of fund’s shares	3,230	1,295	9,536	4,861	3,298
Dividends and interest	14,596	4,318	25,910	16,327	10,630
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Other	102	48	29	433	96
	5,886,629	4,052,486	23,687,709	8,834,891	3,194,339
Liabilities:
Unrealized depreciation on open forward currency contracts	—	561	—	—	39
Payables for:
Purchases of investments	187	10,345	45,536	25,621	35,060
Repurchases of fund’s shares	30,325	3,300	35,223	20,368	1,610
Investment advisory services	2,536	2,353	6,383	3,586	1,863
Services provided by related parties	874	551	3,467	954	295
Trustees’ deferred compensation	67	44	507	217	28
Closed forward currency contracts	—	922	—	—	13
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	1,573	131	3,240	3,527	2,891
Other	517	420	640	1,000	635
	36,079	18,627	94,996	55,273	42,434
Net assets at June 30, 2017	$5,850,550	$4,033,859	$23,592,713	$8,779,618	$3,151,905

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,828,761	$3,294,628	$14,280,881	$7,019,945	$2,613,842
Undistributed (distributions in excess of) net investment income	27,922	9,675	92,306	76,172	3,247
Undistributed (accumulated) net realized gain (loss)	328,168	34,174	1,707,987	217,143	57,659
Net unrealized appreciation (depreciation)	1,665,699	695,382	7,511,539	1,466,358	477,157
Net assets at June 30, 2017	$5,850,550	$4,033,859	$23,592,713	$8,779,618	$3,151,905

Investment securities, at cost:
Unaffiliated issuers	$4,195,893	$3,317,537	$16,116,203	$7,319,843	$2,651,539
Affiliated issuers	—	23,266	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	2,465	130	1,116	2,672	642

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$8,861,523	$1,905,317	$28,245,732	$1,385,629	$500,195	$24,118,389	$287,156	$12,479,885	$2,410,691
—	—	—	—	—	—	—	—	—
3,653	826	9,219	(631)	227	5,697	164	6,728	1,516
—	2,892	1,750	1,145	42	176	67	5,698	946
—	—	—	—	—	—	167	1,952	4,096

11,968	34,405	46,304	1,862	6,500	375,868	2,342	1,651,319	50,152
1,687	764	12,051	331	277	17,908	666	3,283	5,342
11,191	7,813	31,347	6,945	2,732	81,492	1,362	60,244	19,501
—	—	—	—	—	—	—	—	185
—	—	—	—	—	139	—	393	11
—	—	—	—	—	484	—	1,659	293
25	93	233	49	8	129	17	83	417
8,890,047	1,952,110	28,346,636	1,395,330	509,981	24,600,282	291,941	14,211,244	2,493,150

—	—	—	—	5	—	119	4,449	5,273

2,383	12,999	68,823	13,336	7,613	939,301	1,949	3,693,052	87,634
3,816	1,580	10,079	1,624	162	7,758	29	4,204	824
2,863	984	6,102	674	205	5,222	156	3,239	1,042
812	331	3,122	75	64	1,957	46	934	262
69	21	577	7	1	231	2	106	22
—	—	—	—	—	—	9	—	299
—	—	—	—	—	—	—	1,470	209
—	—	—	—	—	273	—	780	151
—	1,020	374	—	72	4,039	51	—	345
332	159	519	1,246	196	2,184	28	311	413
10,275	17,094	89,596	16,962	8,318	960,965	2,389	3,708,545	96,474
$8,879,772	$1,935,016	$28,257,040	$1,378,368	$501,663	$23,639,317	$289,552	$10,502,699	$2,396,676

$6,601,086	$1,418,581	$20,172,320	$1,270,585	$484,727	$18,507,550	$242,493	$10,362,915	$2,383,849
96,117	28,427	217,613	22,391	1,143	209,787	1,472	112,798	20,272
412,570	126,714	1,189,775	(12,441)	(3,691)	590,837	6,492	(52,014)	(25,858)
1,769,999	361,294	6,677,332	97,833	19,484	4,331,143	39,095	79,000	18,413
$8,879,772	$1,935,016	$28,257,040	$1,378,368	$501,663	$23,639,317	$289,552	$10,502,699	$2,396,676

$7,091,549	$1,543,551	$21,568,511	$1,287,111	$480,715	$19,781,083	$248,124	$12,402,750	$2,392,131
—	—	—	—	—	—	—	—	—
—	2,887	1,750	1,142	42	176	67	5,626	945

American Funds Insurance Series	121

Statements of assets and liabilities

at June 30, 2017

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,565,009		$399,681	$310,846	$3,004,775	$16,662
Affiliated issuers	—		—	—	—	229,881
Cash	2,087		1,268	141	5,626	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	23,105		98,441	—	1,299,112	33
Sales of fund’s shares	166		31	74	710	12
Dividends and interest	24,063		1,178	—	10,370	11
Variation margin on futures contracts	—		6	—	216	—
Variation margin on swap contracts	89		273	—	3,491	—
Other	4		—	—	—	—
	1,614,523		500,878	311,061	4,324,300	246,599
Liabilities:
Payables for:
Purchases of investments	37,730		154,771	—	1,434,167	2
Repurchases of fund’s shares	1,310		518	390	1,014	45
Investment advisory services	635		122	83	823	20
Services provided by related parties	186		17	60	345	199
Trustees’ deferred compensation	53		2	19	60	1
Variation margin on futures contracts	—		412	—	2,983	—
Variation margin on swap contracts	166		5	—	1,584	—
Non-U.S. taxes	5		—	—	—	—
Other	480		7	10	52	5
	40,565		155,854	562	1,441,028	272
Net assets at June 30, 2017	$1,573,958		$345,024	$310,499	$2,883,272	$246,327

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,731,295		$339,619	$310,090	$2,848,473	$230,262
Undistributed (distributions in excess of) net investment income	50,886		2,404	421	22,411	(312)
Undistributed (accumulated) net realized gain (loss)	(204,289)		2,608	—	15,576	14,498
Net unrealized appreciation (depreciation)	(3,934)		393	(12)	(3,188)	1,879
Net assets at June 30, 2017	$1,573,958		$345,024	$310,499	$2,883,272	$246,327

Investment securities, at cost:
Unaffiliated issuers	$1,569,335		$398,436	$310,858	$2,993,836	$16,662
Affiliated issuers	—		—	—	—	228,002
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

122	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$7,014		$19,688	$9,413	$244,055
116,830		342,268	176,447	3,846,096
—		—	—	—
—		—	—	—

28		18	—	—
82		12	118	8,289
5		14	6	169
—		—	—	—
—		—	—	—
—	*	—	—	—
123,959		362,000	185,984	4,098,609

—		8	107	6,991
112		23	3	772
10		30	15	335
100		295	150	3,016
1		1	1	16
—		—	—	—
—		—	—	—
—		—	—	—
—		10	2	1,253
223		367	278	12,383
$123,736		$361,633	$185,706	$4,086,226

$122,756		$347,062	$184,750	$3,803,412
56		197	(35)	2,234
(5,957)		10,731	7,096	173,583
6,881		3,643	(6,105)	106,997
$123,736		$361,633	$185,706	$4,086,226

$7,014		$19,688	$9,413	$244,055
109,949		338,625	182,552	3,739,099
—		—	—	—

American Funds Insurance Series	123

Statements of assets and liabilities

at June 30, 2017

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$1,866,425	$1,526,093	$7,756,995	$4,486,803	$1,840,696
	Shares outstanding	67,412	67,096	110,682	228,103	81,594
	Net asset value per share	$27.69	$22.74	$70.08	$19.67	$22.56
Class 1A:	Net assets	$561	$147	$811	$369	$167
	Shares outstanding	20	7	12	19	7
	Net asset value per share	$27.67	$22.73	$70.03	$19.65	$22.54
Class 2:	Net assets	$3,849,664	$2,446,269	$15,059,300	$4,164,515	$990,023
	Shares outstanding	140,379	110,503	216,397	212,643	44,314
	Net asset value per share	$27.42	$22.14	$69.59	$19.58	$22.34
Class 3:	Net assets			$200,617	$29,834
	Shares outstanding			2,847	1,515
	Net asset value per share			$70.47	$19.70
Class 4:	Net assets	$133,900	$61,350	$574,990	$98,097	$321,019
	Shares outstanding	4,897	2,747	8,341	5,049	14,411
	Net asset value per share	$27.35	$22.33	$68.93	$19.43	$22.28

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$741,061	$273,166	$32,502	$1,328,206
	Shares outstanding	70,436	25,725	2,878	108,547
	Net asset value per share	$10.52	$10.62	$11.30	$12.24
Class 1A:	Net assets	$111	$104	$10	$111
	Shares outstanding	11	10	1	9
	Net asset value per share	$10.52	$10.61	$11.30	$12.24
Class 2:	Net assets	$797,660	$62,273	$257,613	$1,486,950
	Shares outstanding	77,013	5,881	23,411	122,821
	Net asset value per share	$10.36	$10.59	$11.00	$12.11
Class 3:	Net assets	$13,052		$3,675	$10,727
	Shares outstanding	1,237		331	875
	Net asset value per share	$10.55		$11.12	$12.26
Class 4:	Net assets	$22,074	$9,481	$16,699	$57,278
	Shares outstanding	1,983	901	1,501	4,724
	Net asset value per share	$11.13	$10.52	$11.12	$12.13
Class P1:	Net assets					$1,322
	Shares outstanding					111
	Net asset value per share					$11.95
Class P2:	Net assets					$245,005
	Shares outstanding					20,616
	Net asset value per share					$11.88

*Amount less than one thousand.

See Notes to Financial Statements

124	American Funds Insurance Series

unaudited
(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,269,923	$409,724	$14,186,521	$1,066,860	$201,987	$15,067,547	$75,469	$6,409,191	$1,222,013
383,409	27,964	311,300	63,870	20,022	674,106	6,145	590,394	104,285
$13.74	$14.65	$45.57	$16.70	$10.09	$22.35	$12.28	$10.86	$11.72
$161	$11	$450	$17	$75	$1,979	$11	$391	$31
12	1	10	1	7	89	1	36	3
$13.74	$14.65	$45.55	$16.70	$10.08	$22.34	$12.28	$10.85	$11.72
$3,434,403	$1,500,617	$13,333,215	$264,171	$732	$5,349,839	$193,166	$3,971,247	$1,160,083
252,757	102,680	295,740	15,876	73	241,782	15,774	370,598	99,817
$13.59	$14.61	$45.08	$16.64	$10.09	$22.13	$12.25	$10.72	$11.62
		$159,906			$36,628
		3,505			1,638
		$45.62			$22.36
$175,285	$24,664	$576,948	$47,320	$298,869	$3,183,324	$20,906	$121,870	$14,549
12,922	1,704	12,896	2,857	29,679	144,458	1,718	11,361	1,260
$13.56	$14.47	$44.74	$16.56	$10.07	$22.04	$12.17	$10.73	$11.55

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$125	$201	$1,792	$1,466,442
12	17	156	115,455
$10.17	$11.96	$11.45	$12.70
$123,611	$361,432	$183,914	$2,619,784
12,238	30,441	16,138	206,573
$10.10	$11.87	$11.40	$12.68

American Funds Insurance Series	125

Statements of operations

for the six months ended June 30, 2017

	Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$56,592		$27,833	$137,104	$97,141	$29,601
Interest	1,196		1,457	4,798	5,105	6,559
	57,788		29,290	141,902	102,246	36,160
Fees and expenses*:
Investment advisory services	14,558		14,170	37,258	20,281	11,051
Distribution services	4,749		3,060	19,178	5,092	1,550
Insurance administrative services	140		65	645	100	351
Transfer agent services	—	†	— †	1	— †	— †
Administrative services	279		203	1,140	408	156
Reports to shareholders	152		105	626	216	80
Registration statement and prospectus	9		15	45	11	16
Trustees’ compensation	27		20	111	39	15
Auditing and legal	—	†	3	4	4	17
Custodian	344		225	238	674	401
Other	6		44	3	15	20
Total fees and expenses before waivers/reimbursements	20,264		17,910	59,249	26,840	13,657
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—	—	—	—
Miscellaneous fee reimbursements	—		—	—	—	—
Total waivers/reimbursements of fees and expenses	—		—	—	—	—
Total fees and expenses after waivers/reimbursements	20,264		17,910	59,249	26,840	13,657
Net investment income (loss)	37,524		11,380	82,653	75,406	22,503
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on*:
Investments
Unaffiliated issuers	329,123		8,706	1,883,619	214,021	184,399
Affiliated issuers	—		(3,537)	—	—	—
Futures contracts	—		—	—	—	—
Forward currency contracts	134		(3,099)	—	(8,385)	(859)
Swap contracts	—		—	—	—	—
Currency transactions	(1,077)		27	(282)	(905)	(1,656)
	328,180		2,097	1,883,337	204,731	181,884
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	586,020		463,321	1,218,360	1,103,867	218,406
Affiliated issuers	—		14,483	—	—	—
Futures contracts	—		—	—	—	—
Forward currency contracts	(290)		(1,672)	—	2,203	134
Swap contracts	—		—	—	—	—
Currency translations	502		81	65	572	(64)
	586,232		476,213	1,218,425	1,106,642	218,476
Net realized gain (loss) and unrealized appreciation (depreciation)	914,412		478,310	3,101,762	1,311,373	400,360
Net increase in net assets resulting from operations	$951,936		$489,690	$3,184,415	$1,386,779	$422,863

See end of statements of operations for footnotes.

See Notes to Financial Statements

126	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund		Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$117,580		$33,520	$257,726	$25,860	$9,573		$160,259	$2,571	$—	$84
1,689		2,408	9,438	1,699	836		95,123	1,163	139,252	33,891
119,269		35,928	267,164	27,559	10,409		255,382	3,734	139,252	33,975

17,382		6,061	35,953	3,690	1,138		30,178	887	19,889	6,109
4,478		1,834	17,289	370	346		10,448	250	5,056	1,438
195		24	671	52	345		3,823	18	136	16
—	†	— †	2	—	—	†	1	— †	1	— †
447		102	1,364	59	23		1,121	13	551	115
170		35	588	12	5		585	3	270	43
153		3	40	17	22		251	4	120	4
44		10	133	6	2		109	1	55	11
1		1	5	1	—		3	1	2	1
57		140	242	118	14		107	15	108	300
2		5	7	2	1		114	10	30	20
22,929		8,215	56,294	4,327	1,896		46,740	1,202	26,218	8,057

—		—	—	—	—		—	—	—	—
—		—	—	—	—		—	—	—	—
—		—	—	—	—		—	—	—	—
22,929		8,215	56,294	4,327	1,896		46,740	1,202	26,218	8,057
96,340		27,713	210,870	23,232	8,513		208,642	2,532	113,034	25,918

380,596		127,997	1,140,134	(1,933)	3,295		592,305	5,873	(18,640)	(10,428)
—		—	—	—	—		—	—	—	—
—		—	—	—	—		1,548	—	19,307	657
—		(157)	—	(143)	(26)		—	(115)	(43,217)	(10,947)
—		—	—	—	—		3,474	—	(1,445)	(918)
(14)		(269)	(223)	(366)	24		(660)	(14)	390	(3,174)
380,582		127,571	1,139,911	(2,442)	3,293		596,667	5,744	(43,605)	(24,810)

25,575		132,297	1,200,176	148,712	23,246		955,474	19,960	217,370	108,647
—		—	—	—	—		—	—	—	—
—		—	—	—	—		104	—	(2,500)	16
—		(147)	—	105	—		—	(53)	(4,424)	4,188
—		—	—	—	—		(2,901)	—	(637)	(339)
38		115	178	128	17		116	28	407	755
25,613		132,265	1,200,354	148,945	23,263		952,793	19,935	210,216	113,267

406,195		259,836	2,340,265	146,503	26,556		1,549,460	25,679	166,611	88,457
$502,535		$287,549	$2,551,135	$169,735	$35,069		$1,758,102	$28,211	$279,645	$114,375

American Funds Insurance Series	127

Statements of operations
for the six months ended June 30, 2017

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$783	$—	$—		$—	$365
Interest	56,796	3,282	1,365		29,712	42
	57,579	3,282	1,365		29,712	407
Fees and expenses*:
Investment advisory services	4,128	716	520		5,091	170
Distribution services	1,040	89	362		1,933	283
Insurance administrative services	32	11	17		68	284
Transfer agent services	— †	— †	—	†	— †	— †
Administrative services	89	17	16		151	—
Accounting and administrative services	—	—	—		—	28
Reports to shareholders	33	3	6		54	2
Registration statement and prospectus	3	1	1		6	7
Trustees’ compensation	10	1	1		15	1
Auditing and legal	9	— †	—	†	—	—
Custodian	4	1	1		4	6
Other	19	18	—	†	22	115
Total fees and expenses before waivers/reimbursements	5,367	857	924		7,344	896
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—		—	57
Miscellaneous fee reimbursements	—	—	—		—	125
Total waivers/reimbursements of fees and expenses	—	—	—		—	182
Total fees and expenses after waivers/reimbursements	5,367	857	924		7,344	714
Net investment income (loss)	52,212	2,425	441		22,368	(307)
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on*:
Investments
Unaffiliated issuers	30,949	143	—		(1,796)	—
Affiliated issuers	—	—	—		—	(574)
Futures contracts	—	1,927	—		11,432	—
Swap contracts	330	261	—		16,310	—
Currency transactions	(38)	(1)	—		—	—
Capital gain distributions received	—	—	—		—	21,739
	31,241	2,330	—		25,946	21,165
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(2,555)	1,601	(35)		24,528	—
Affiliated issuers	—	—	—		—	8,123
Futures contracts	—	(230)	—		(82)	—
Swap contracts	(676)	(962)	—		(17,657)	—
	(3,231)	409	(35)		6,789	8,123
Net realized gain (loss) and unrealized appreciation (depreciation)	28,010	2,739	(35)		32,735	29,288
Net increase in net assets resulting from operations	$80,222	$5,164	$406		$55,103	$28,981

*	Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$397	$1,244		$488	$12,067
21	61		29	749
418	1,305		517	12,816

84	259		131	2,889
140	431		217	3,127
140	432		219	4,815
— †	—	†	— †	—	†
—	—		—	—
26	29		27	68
1	3		2	45
3	16		4	98
1	2		1	18
—	—		—	—
6	6		6	6
42	186		83	342
443	1,364		690	11,408

28	86		44	963
62	190		96	—
90	276		140	963
353	1,088		550	10,445
65	217		(33)	2,371

—	—		—	—
(483)	(296)		(554)	1,372
(506)	—		—	—
—	—		—	—
8	—		—	—
1,333	12,607		11,243	172,372
352	12,311		10,689	173,744

—	—		—	—
16,607	3,936		4,193	97,975
18	—		—	—
—	—		—	—
16,625	3,936		4,193	97,975

16,977	16,247		14,882	271,719
$17,042	$16,464		$14,849	$274,090

American Funds Insurance Series	129

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
Operations:
Net investment income (loss)	$37,524	$43,253	$11,380	$16,207	$82,653	$179,970
Net realized gain (loss)	328,180	182,760	2,097	(26,426)	1,883,337	2,252,045
Net unrealized appreciation (depreciation)	586,232	(192,438)	476,213	93,893	1,218,425	(489,479)
Net increase (decrease) in net assets resulting from operations	951,936	33,575	489,690	83,674	3,184,415	1,942,536
Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,483)	(51,522)	(16,092)	(13,487)	(31,422)	(177,667)
Distributions from net realized gain on investments	(174,096)	(443,911)	—	(724,863)	(2,251,429)	(1,900,853)
Total dividends and distributions paid to shareholders	(179,579)	(495,433)	(16,092)	(738,350)	(2,282,851)	(2,078,520)
Net capital share transactions	(128,527)	134,946	(316,593)	300,027	1,141,399	(111,950)
Total increase (decrease) in net assets	643,830	(326,912)	157,005	(354,649)	2,042,963	(247,934)
Net assets:
Beginning of period	5,206,720	5,533,632	3,876,854	4,231,503	21,549,750	21,797,684
End of period	$5,850,550	$5,206,720	$4,033,859	$3,876,854	$23,592,713	$21,549,750
Undistributed (distributions in excess of) net investment income	$27,922	$(4,119)	$9,675	$14,387	$92,306	$41,075

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
Operations:
Net investment income (loss)	$23,232	$30,357	$8,513	$10,171	$208,642	$356,748
Net realized gain (loss)	(2,442)	(11,768)	3,293	(5,074)	596,667	1,072,096
Net unrealized appreciation (depreciation)	148,945	(534)	23,263	5,120	952,793	360,724
Net increase (decrease) in net assets resulting from operations	169,735	18,055	35,069	10,217	1,758,102	1,789,568
Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,360)	(30,394)	(6,422)	(11,031)	(70,189)	(347,205)
Distributions from net realized gain on investments	—	(4,687)	—	—	(1,069,604)	(465,866)
Total dividends and distributions paid to shareholders	(2,360)	(35,081)	(6,422)	(11,031)	(1,139,793)	(813,071)
Net capital share transactions	109,541	125,599	60,981	175,844	1,973,107	1,700,837
Total increase (decrease) in net assets	276,916	108,573	89,628	175,030	2,591,416	2,677,334
Net assets:
Beginning of period	1,101,452	992,879	412,035	237,005	21,047,901	18,370,567
End of period	$1,378,368	$1,101,452	$501,663	$412,035	$23,639,317	$21,047,901
Undistributed (distributions in excess of) net investment income	$22,391	$1,519	$1,143	$(948)	$209,787	$71,334

See end of statements of changes in net assets for footnote.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
$75,406	$107,613	$22,503	$30,850	$96,340	$173,682	$27,713	$37,944	$210,870	$406,211
204,731	174,210	181,884	(49,262)	380,582	340,410	127,571	63,152	1,139,911	1,870,618
1,106,642	486	218,476	165,410	25,613	803,943	132,265	36,088	1,200,354	478,434

1,386,779	282,309	422,863	146,998	502,535	1,318,035	287,549	137,184	2,551,135	2,755,263

(28,350)	(112,086)	(4,703)	(26,290)	(30,871)	(170,997)	(5,647)	(36,671)	(72,640)	(395,167)
(100,923)	(637,485)	—	—	(328,661)	(595,206)	(33,691)	—	(1,807,557)	(2,694,334)
(129,273)	(749,571)	(4,703)	(26,290)	(359,532)	(766,203)	(39,338)	(36,671)	(1,880,197)	(3,089,501)
67,237	439,487	(160,120)	79,376	93,531	1,193,132	(304,804)	114,314	1,492,912	2,214,035
1,324,743	(27,775)	258,040	200,084	236,534	1,744,964	(56,593)	214,827	2,163,850	1,879,797

7,454,875	7,482,650	2,893,865	2,693,781	8,643,238	6,898,274	1,991,609	1,776,782	26,093,190	24,213,393
$8,779,618	$7,454,875	$3,151,905	$2,893,865	$8,879,772	$8,643,238	$1,935,016	$1,991,609	$28,257,040	$26,093,190

$76,172	$29,116	$3,247	$(14,553)	$96,117	$30,648	$28,427	$6,361	$217,613	$79,383

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016

$2,532	$3,667	$113,034	$188,699	$25,918	$49,208	$52,212	$106,342	$2,425	$4,590
5,744	1,518	(43,605)	163,219	(24,810)	(11,548)	31,241	(82,614)	2,330	4,966
19,935	5,219	210,216	(52,479)	113,267	25,290	(3,231)	262,380	409	(1,322)

28,211	10,404	279,645	299,439	114,375	62,950	80,222	286,108	5,164	8,234

—	(3,285)	(60,071)	(197,417)	—	(15,576)	(19,156)	(106,140)	(1,054)	(6,310)
(934)	—	(157,394)	(35,948)	(14,450)	(4,207)	—	—	(2,214)	(3,532)
(934)	(3,285)	(217,465)	(233,365)	(14,450)	(19,783)	(19,156)	(106,140)	(3,268)	(9,842)
10,395	25,497	(448,998)	898,544	48,567	(40,534)	(268,749)	(193,559)	2,723	(117)
37,672	32,616	(386,818)	964,618	148,492	2,633	(207,683)	(13,591)	4,619	(1,725)

251,880	219,264	10,889,517	9,924,899	2,248,184	2,245,551	1,781,641	1,795,232	340,405	342,130
$289,552	$251,880	$10,502,699	$10,889,517	$2,396,676	$2,248,184	$1,573,958	$1,781,641	$345,024	$340,405

$1,472	$(1,060)	$112,798	$59,835	$20,272	$(5,646)	$50,886	$17,830	$2,404	$1,033

American Funds Insurance Series	131

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
Operations:
Net investment income (loss)	$441	$(452)	$22,368	$36,028	$(307)	$731
Net realized gain (loss)	—	—	25,946	9,371	21,165	(560)
Net unrealized appreciation (depreciation)	(35)	(3)	6,789	(5,718)	8,123	6,120
Net increase (decrease) in net assets resulting from operations	406	(455)	55,103	39,681	28,981	6,291
Dividends and distributions paid to shareholders:
Dividends from net investment income	—	—	(7,654)	(46,049)	(734)	(330)
Distributions from net realized gain on investments	—	—	—	(60,973)	(4,142)	(15,012)
Total dividends and distributions paid to shareholders	—	—	(7,654)	(107,022)	(4,876)	(15,342)
Net capital share transactions	(40,923)	(11,965)	(201,901)	43,179	21,094	64,347
Total increase (decrease) in net assets	(40,517)	(12,420)	(154,452)	(24,162)	45,199	55,296
Net assets:
Beginning of period	351,016	363,436	3,037,724	3,061,886	201,128	145,832
End of period	$310,499	$351,016	$2,883,272	$3,037,724	$246,327	$201,128
Undistributed (distributions in excess of) net investment income	$421	$(20)	$22,411	$7,697	$(312)	$729

*Unaudited.

See Notes to Financial Statements

132	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
$65	$884	$217	$4,012	$(33)	$1,562	$2,371	$41,207
352	(4,433)	12,311	5,539	10,689	5,070	173,744	37,559
16,625	1,071	3,936	15,029	4,193	2,438	97,975	148,316

17,042	(2,478)	16,464	24,580	14,849	9,070	274,090	227,082

(900)	(843)	(4,294)	(3,375)	(1,867)	(1,707)	(31,722)	(44,188)
(1,403)	(2,185)	(5,569)	(5,923)	(7,726)	(8,465)	(38,742)	(93,578)
(2,303)	(3,028)	(9,863)	(9,298)	(9,593)	(10,172)	(70,464)	(137,766)
11,392	19,951	63,816	138,529	19,694	39,189	323,620	804,645
26,131	14,445	70,417	153,811	24,950	38,087	527,246	893,961

97,605	83,160	291,216	137,405	160,756	122,669	3,558,980	2,665,019
$123,736	$97,605	$361,633	$291,216	$185,706	$160,756	$4,086,226	$3,558,980

$56	$891	$197	$4,274	$(35)	$1,865	$2,234	$31,585

American Funds Insurance Series	133

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

134	American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	135

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

136	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	137

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2017 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,741,170	$—	$—	$1,741,170
Consumer discretionary	1,079,024	32,599	—	1,111,623
Health care	813,379	—	—	813,379
Financials	569,702	—	—	569,702
Consumer staples	444,881	—	—	444,881
Industrials	359,346	—	—	359,346
Energy	144,098	—	—	144,098
Materials	111,407	8,898	—	120,305
Telecommunication services	85,633	—	—	85,633
Miscellaneous	291,977	—	—	291,977
Bonds, notes & other debt instruments	—	1,999	—	1,999
Short-term securities	—	177,358	—	177,358
Total	$5,640,617	$220,854	$—	$5,861,471

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$69	$—	$69

*	Securities with a value of $2,454,098,000, which represented 41.95% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$855,368	$14,839	$—	$870,207
Information technology	668,640	—	—	668,640
Health care	644,673	2,626	—	647,299
Industrials	385,813	18,288	—	404,101
Financials	338,845	—	—	338,845
Consumer staples	147,184	—	—	147,184
Materials	139,439	—	—	139,439
Real estate	110,782	—	—	110,782
Energy	93,339	1,355	9,848	104,542
Utilities	87,230	—	—	87,230
Telecommunication services	10,878	6,161	—	17,039
Miscellaneous	191,853	1,563	1,860	195,276
Rights & warrants	651	—	—	651
Bonds, notes & other debt instruments	—	28,120	—	28,120
Short-term securities	—	277,103	—	277,103
Total	$3,674,695	$350,055	$11,708	$4,036,458

138	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$275	$—	$275
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(561)	—	(561)
Total	$—	$(286)	$—	$(286)

*	Securities with a value of $1,441,058,000, which represented 35.72% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,139,327	$—	$—	$7,139,327
Consumer discretionary	4,901,933	—	—	4,901,933
Health care	3,442,868	—	—	3,442,868
Energy	1,758,064	—	—	1,758,064
Financials	1,732,006	—	—	1,732,006
Industrials	1,446,255	—	—	1,446,255
Consumer staples	547,711	—	—	547,711
Telecommunication services	219,461	—	—	219,461
Other	324,938	—	—	324,938
Miscellaneous	402,317	—	—	402,317
Convertible stocks	—	—	12,276	12,276
Short-term securities	—	1,700,558	—	1,700,558
Total	$21,914,880	$1,700,558	$12,276	$23,627,714

*	Securities with a value of $1,434,478,000, which represented 6.08% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,198,172	$261,259	$—	$1,459,431
Information technology	1,194,960	—	—	1,194,960
Consumer discretionary	1,160,780	—	—	1,160,780
Health care	841,549	—	—	841,549
Consumer staples	727,159	—	—	727,159
Industrials	709,289	—	—	709,289
Utilities	514,170	—	—	514,170
Materials	464,340	—	—	464,340
Energy	333,663	—	—	333,663
Telecommunication services	265,173	—	—	265,173
Real estate	169,869	—	—	169,869
Miscellaneous	86,831	—	—	86,831
Bonds, notes & other debt instruments	—	65,688	—	65,688
Short-term securities	—	795,799	—	795,799
Total	$7,665,955	$1,122,746	$—	$8,788,701

See next page for footnote.

American Funds Insurance Series	139

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$59	$—	$59

*	Securities with a value of $6,567,118,000, which represented 74.80% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$758,557	$—	$—	$758,557
Consumer discretionary	305,448	40,941	—	346,389
Financials	282,536	53,654	—	336,190
Consumer staples	270,766	—	—	270,766
Energy	257,425	12,591	—	270,016
Industrials	197,477	—	—	197,477
Health care	156,011	—	—	156,011
Materials	151,643	2,085	—	153,728
Utilities	85,757	—	—	85,757
Telecommunication services	61,130	—	—	61,130
Real estate	36,777	—	27	36,804
Miscellaneous	133,078	—	—	133,078
Rights & warrants	—	48,361	—	48,361
Bonds, notes & other debt instruments	—	100,959	—	100,959
Short-term securities	—	175,347	—	175,347
Total	$2,696,605	$433,938	$27	$3,130,570

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$183	$—	$183
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(39)	—	(39)
Total	$—	$144	$—	$144

*	Securities with a value of $841,725,000, which represented 26.71% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

140	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,481,553	$—	$—	$1,481,553
Financials	1,287,642	—	—	1,287,642
Information technology	1,210,398	—	—	1,210,398
Consumer staples	1,158,178	—	—	1,158,178
Industrials	866,684	—	—	866,684
Telecommunication services	669,531	—	—	669,531
Energy	517,820	—	—	517,820
Consumer discretionary	427,223	—	—	427,223
Materials	330,876	—	—	330,876
Utilities	147,983	—	—	147,983
Real estate	40,072	—	—	40,072
Miscellaneous	435,631	—	—	435,631
Short-term securities	—	287,932	—	287,932
Total	$8,573,591	$287,932	$—	$8,861,523

Global Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$429,421	$—	$—	$429,421
Financials	208,557	—	—	208,557
Industrials	192,035	—	—	192,035
Consumer staples	189,662	—	—	189,662
Consumer discretionary	170,603	—	—	170,603
Energy	136,859	—	—	136,859
Health care	135,246	—	—	135,246
Materials	81,888	—	—	81,888
Real estate	69,904	—	—	69,904
Utilities	67,797	—	—	67,797
Telecommunication services	32,609	—	—	32,609
Miscellaneous	69,554	6,491	—	76,045
Rights & warrants	178	—	—	178
Convertible bonds	—	6,821	—	6,821
Bonds, notes & other debt instruments	—	38,353	—	38,353
Short-term securities	—	69,339	—	69,339
Total	$1,784,313	$121,004	$—	$1,905,317

*	Securities with a value of $741,282,000, which represented 38.31% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

American Funds Insurance Series	141

Growth-Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,498,198	$—	$—	$4,498,198
Consumer discretionary	4,231,362	—	—	4,231,362
Health care	4,117,707	—	—	4,117,707
Financials	3,202,666	—	—	3,202,666
Industrials	2,292,789	—	—	2,292,789
Consumer staples	1,956,533	97,914	—	2,054,447
Energy	1,678,819	—	—	1,678,819
Materials	1,322,517	—	—	1,322,517
Real estate	517,877	—	—	517,877
Telecommunication services	506,765	—	—	506,765
Utilities	239,796	—	—	239,796
Mutual funds	132,822	—	—	132,822
Miscellaneous	1,320,207	38,611	—	1,358,818
Convertible stocks	—	5,722	—	5,722
Convertible bonds	—	93,133	—	93,133
Bonds, notes & other debt instruments	—	56,801	—	56,801
Short-term securities	—	1,935,493	—	1,935,493
Total	$26,018,058	$2,227,674	$—	$28,245,732

*	Securities with a value of $1,532,209,000, which represented 5.42% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$195,509	$53,170	$—	$248,679
Consumer staples	141,525	—	2,092	143,617
Industrials	143,296	—	—	143,296
Consumer discretionary	101,120	9,759	—	110,879
Utilities	106,169	—	—	106,169
Information technology	103,140	—	—	103,140
Health care	83,606	—	—	83,606
Energy	63,883	—	—	63,883
Real estate	60,842	—	—	60,842
Telecommunication services	37,867	—	—	37,867
Materials	37,046	—	—	37,046
Miscellaneous	38,208	—	—	38,208
Bonds, notes & other debt instruments	—	40,849	—	40,849
Short-term securities	—	167,548	—	167,548
Total	$1,112,211	$271,326	$2,092	$1,385,629

*	Securities with a value of $781,320,000, which represented 56.68% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

142	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$70,538	$1,040	$—	$71,578
Consumer staples	63,534	—	—	63,534
Telecommunication services	39,630	—	—	39,630
Energy	37,101	—	—	37,101
Health care	30,239	—	—	30,239
Information technology	24,757	—	—	24,757
Real estate	23,484	—	—	23,484
Industrials	20,433	—	—	20,433
Utilities	19,922	—	—	19,922
Consumer discretionary	18,069	—	—	18,069
Materials	6,178	—	—	6,178
Miscellaneous	10,684	—	—	10,684
Convertible stocks	6,134	—	—	6,134
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	37,554	—	37,554
U.S. Treasury bonds & notes	—	37,460	—	37,460
Corporate bonds & notes	—	22,927	—	22,927
Asset-backed obligations	—	5,117	—	5,117
Short-term securities	—	25,394	—	25,394
Total	$370,703	$129,492	$—	$500,195

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(5)	$—	$(5)

*	Securities with a value of $152,994,000, which represented 30.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,321,483	$—	$2,628	$4,324,111
Health care	2,012,092	—	619	2,012,711
Consumer discretionary	1,881,995	—	—	1,881,995
Financials	1,808,282	7,645	—	1,815,927
Consumer staples	1,224,153	—	—	1,224,153
Energy	1,059,504	—	—	1,059,504
Industrials	832,587	1,766	1	834,354
Materials	800,596	1,602	—	802,198
Real estate	279,872	—	—	279,872
Telecommunication services	230,118	—	—	230,118
Utilities	76,630	—	—	76,630
Miscellaneous	335,415	—	—	335,415
Convertible stocks	—	4,426	5,350	9,776
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,967,349	—	2,967,349
Corporate bonds & notes	—	2,278,161	13,147	2,291,308
Mortgage-backed obligations	—	1,341,845	—	1,341,845
Federal agency bonds & notes	—	51,361	—	51,361
Other	—	234,779	—	234,779
Short-term securities	—	2,344,983	—	2,344,983
Total	$14,862,727	$9,233,917	$21,745	$24,118,389

American Funds Insurance Series	143

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$345	$—	$—	$345
Unrealized appreciation on interest rate swaps	—	180	—	180
Liabilities:
Unrealized depreciation on interest rate swaps	—	(6,710)	—	(6,710)
Total	$345	$(6,530)	$—	$(6,185)

*	Securities with a value of $591,467,000, which represented 2.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$36,294	$—	$—	$36,294
Consumer staples	22,927	—	—	22,927
Industrials	21,446	—	—	21,446
Financials	17,770	1,468	—	19,238
Health care	16,612	—	—	16,612
Consumer discretionary	13,774	—	—	13,774
Materials	12,976	772	—	13,748
Energy	12,648	—	—	12,648
Utilities	6,278	—	—	6,278
Real estate	3,430	—	—	3,430
Telecommunication services	1,804	—	—	1,804
Miscellaneous	13,687	—	—	13,687
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	42,096	—	42,096
U.S. Treasury bonds & notes	—	24,713	—	24,713
Corporate bonds & notes	—	19,854	—	19,854
Mortgage-backed obligations	—	3,413	—	3,413
Asset-backed obligations	—	200	—	200
Short-term securities	—	14,994	—	14,994
Total	$179,646	$107,510	$—	$287,156

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$167	$—	$167
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(119)	—	(119)
Total	$—	$48	$—	$48

*	Securities with a value of $71,519,000, which represented 24.70% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,795,603	$457	$3,796,060
Mortgage-backed obligations	—	2,860,076	—	2,860,076
U.S. Treasury bonds & notes	—	2,228,457	—	2,228,457
Bonds & notes of governments & government agencies outside the U.S.	—	699,205	—	699,205
Asset-backed obligations	—	376,981	—	376,981
Municipals	—	186,794	—	186,794
Federal agency bonds & notes	—	12,135	—	12,135
Common stocks	1,049	—	1,095	2,144
Rights & warrants	—	—	71	71
Short-term securities	—	2,317,962	—	2,317,962
Total	$1,049	$12,477,213	$1,623	$12,479,885

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$939	$—	$—	$939
Unrealized appreciation on open forward currency contracts	—	1,952	—	1,952
Unrealized appreciation on interest rate swaps	—	15,160	—	15,160
Liabilities:
Unrealized depreciation on futures contracts	(4,547)	—	—	(4,547)
Unrealized depreciation on open forward currency contracts	—	(4,449)	—	(4,449)
Unrealized depreciation on interest rate swaps	—	(7,336)	—	(7,336)
Total	$(3,608)	$5,327	$—	$1,719

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$309,028	$—	$309,028
Japanese yen	—	218,758	—	218,758
Polish zloty	—	107,838	—	107,838
Mexican pesos	—	82,146	—	82,146
Indian rupees	—	58,380	—	58,380
Malaysian ringgits	—	50,426	—	50,426
British pounds	—	42,138	—	42,138
Norwegian kroner	—	40,554	—	40,554
Australian dollars	—	40,378	—	40,378
Colombian pesos	—	29,310	—	29,310
Danish kroner	—	25,593	—	25,593
Turkish lira	—	24,431	—	24,431
Israeli shekels	—	19,754	—	19,754
Chilean pesos	—	19,736	—	19,736
Canadian dollars	—	14,534	—	14,534
Hungarian forints	—	12,713	—	12,713
U.S. dollars	—	963,589	195	963,784
Other	—	39,430	—	39,430
Convertible stocks	—	143	909	1,052
Common stocks	104	494	402	1,000
Short-term securities	—	309,708	—	309,708
Total	$104	$2,409,081	$1,506	$2,410,691

American Funds Insurance Series	145

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$216	$—	$—	$216
Unrealized appreciation on open forward currency contracts	—	4,096	—	4,096
Unrealized appreciation on interest rate swaps	—	1,706	—	1,706
Liabilities:
Unrealized depreciation on futures contracts	(200)	—	—	(200)
Unrealized depreciation on open forward currency contracts	—	(5,273)	—	(5,273)
Unrealized depreciation on interest rate swaps	—	(923)	—	(923)
Total	$16	$(394)	$—	$(378)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,440,254	$12,878	$1,453,132
Other	—	14,467	—	14,467
Convertible bonds	—	5,839	—	5,839
Convertible stocks	8,476	3,163	5,189	16,828
Common stocks	3,052	4,062	5,493	12,607
Rights & warrants	—	—	46	46
Short-term securities	—	62,090	—	62,090
Total	$11,528	$1,529,875	$23,606	$1,565,009

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$267	$—	$267
Unrealized appreciation on credit default swaps	—	149	—	149
Liabilities:
Unrealized depreciation on interest rate swaps	—	(21)	—	(21)
Total	$—	$395	$—	$395

*	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2017 (dollars in thousands):

	Beginning value at 1/1/2017	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2017
Investment securities	$22,631	$47	$258	$(16)	$—	$686	$—	$23,606
Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2017								$686

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2017	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$12,878	Yield to call price	Yield to call	2.5% - 5.0%	Decrease
		Yield analysis	Yield risk premium	100 - 500 bps risk premium	Decrease
Convertible stocks	5,189	Accreted value (stated value increased by accrued dividends)	Payment-in-kind (PIK) dividend rate	N/A	Increase
		Estimated liquidation proceeds	Discount to reflect timing of receipt and amount of proceeds	25% discount	Decrease
Common stocks	5,493	Enterprise valuation	EV/EBITDA multiple	5.0x - 11.5x	Increase
		Arms-length transaction	Arms-length transaction	N/A	N/A
Rights & warrants	46	Net Present Value Model	Discount rate	12% discount	Decrease
	$23,606

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$213,976	$—	$213,976
Federal agency bonds & notes	—	63,383	—	63,383
U.S. Treasury bonds & notes	—	41,075	—	41,075
Asset-backed obligations	—	18,343	—	18,343
Corporate bonds & notes	—	—	214	214
Short-term securities	—	62,690	—	62,690
Total	$—	$399,467	$214	$399,681

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$84	$—	$—	$84
Unrealized appreciation on interest rate swaps	—	1,345	—	1,345
Liabilities:
Unrealized depreciation on futures contracts	(631)	—	—	(631)
Unrealized depreciation on interest rate swaps	—	(1,651)	—	(1,651)
Total	$(547)	$(306)	$—	$(853)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2017, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,222,880	$—	$1,222,880
Mortgage-backed obligations	—	1,037,202	—	1,037,202
Federal agency bonds & notes	—	540,148	—	540,148
Short-term securities	—	204,545	—	204,545
Total	$—	$3,004,775	$—	$3,004,775

	Other investments
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$191	$—	$—	$191
Unrealized appreciation on interest rate swaps	—	16,711	—	16,711
Liabilities:
Unrealized depreciation on futures contracts	(6,688)	—	—	(6,688)
Unrealized depreciation on interest rate swaps	—	(24,340)	—	(24,340)
Total	$(6,497)	$(7,629)	$—	$(14,126)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

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Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

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repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

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investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

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Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

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On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps for each fund (dollars in thousands):

					Interest	Credit
					rate	default
	Futures		Forwards		swaps	swaps
Global Growth Fund	Not applicable		$5,416		Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable		94,919		Not applicable	Not applicable
International Fund	Not applicable		259,198		Not applicable	Not applicable
New World Fund	Not applicable		13,461		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable		7,767	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable		15,682	*	Not applicable	Not applicable
Capital Income Builder	Not applicable		469		Not applicable	Not applicable
Asset Allocation Fund	$219,612		Not applicable		$2,097,900	Not applicable
Global Balanced Fund	Not applicable		17,483		Not applicable	Not applicable
Bond Fund	1,612,655		385,299		1,705,816	Not applicable
Global Bond Fund	89,251		519,687		244,046	Not applicable
High-Income Bond Fund	Not applicable		Not applicable		23,513	$33,633
Mortgage Fund	231,062		Not applicable		408,752	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,614,240		Not applicable		6,343,500	Not applicable
Managed Risk International Fund	42,606	*	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

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The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2017 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund
Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	275	59
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
			$69	$275	$59

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	561	—
Forward currency	Currency	Payables for closed forward currency contracts	—	922	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
			$—	$1,483	$—

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	134	(3,099)	(8,385)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
			$134	$(3,099)	$(8,385)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation (depreciation) on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(290)	(1,672)	2,203
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
			$(290)	$(1,672)	$2,203

See end of tables for footnote.

American Funds Insurance Series	155

			New World Fund	Global Growth and Income Fund	International Growth and Income Fund
Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	183	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
			$183	$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	39	—	—
Forward currency	Currency	Payables for closed forward currency contracts	13	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
			$52	$—	$—

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(859)	(157)	(143)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
			$(859)	$(157)	$(143)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	134	(147)	105
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
			$134	$(147)	$105

156	American Funds Insurance Series

			Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$345	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	167
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	180	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
			$—	$525	$167

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	5	—	119
Forward currency	Currency	Payables for closed forward currency contracts	—	—	9
Interest rate swaps	Interest	Net unrealized depreciation*	—	6,710	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
			$5	$6,710	$128

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$1,548	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(26)	—	(115)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	3,474	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
			$(26)	$5,022	$(115)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$104	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	—	—	(53)
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	—	(2,901)	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
			$—	$(2,797)	$(53)

See end of tables for footnote.

American Funds Insurance Series	157

			Bond Fund	Global Bond Fund	High- Income Bond Fund
Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$939	$216	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,952	4,096	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	185	—
Interest rate swaps	Interest	Net unrealized appreciation*	15,160	1,706	267
Credit default swaps	Credit	Net unrealized appreciation*	—	—	149
			$18,051	$6,203	$416

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$4,547	$200	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	4,449	5,273	—
Forward currency	Currency	Payables for closed forward currency contracts	—	299	—
Interest rate swaps	Interest	Net unrealized depreciation*	7,336	923	21
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
			$16,332	$6,695	$21

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$19,307	$657	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(43,217)	(10,947)	—
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(1,445)	(918)	(223)
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	553
			$(25,355)	$(11,208)	$330

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized (depreciation) appreciation on futures contracts	$(2,500)	$16	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(4,424)	4,188	—
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	(637)	(339)	(181)
Credit default swaps	Credit	Net unrealized depreciation on credit default swaps	—	—	(495)
			$(7,561)	$3,865	$(676)

158	American Funds Insurance Series

			Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk International Fund
Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$84	$191	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	1,345	16,711	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
			$1,429	$16,902	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$631	$6,688	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	1,651	24,340	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
			$2,282	$31,028	$—

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realize gain on futures contracts	$1,927	$11,432	$—
Futures contracts	Equity	Net realized loss on futures contracts	—	—	(624)
Futures contracts	Currency	Net realized gain on futures contracts	—	—	118
Forward currency	Currency	Net realized gain on forward currency contracts	—	—	—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	261	16,310	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
			$2,188	$27,742	$(506)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(230)	$(82)	$—
Futures contracts	Equity	Net unrealized depreciation on futures contracts	—	—	160
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	(142)
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	(962)	(17,657)	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
			$(1,192)	$(17,739)	$18

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series	159

Collateral — Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2017, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$69	$—	$—	$—	$69

Global Small Capitalization Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$30	$30	$—	$—	$—
JPMorgan Chase	162	—	—	—	162
UBS AG	83	—	—	—	83
Total	$275	$(30)	$—	$—	$245
Liabilities:
Bank of America, N.A.	$442	$—	$(339)	$—	$103
Citibank	317	(30)	(287)	—	—
Goldman Sachs	480	—	—	—	480
HSBC Bank	244	—	—	—	244
Total	$1,483	$(30)	$(626)	$—	$827

International Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$59	$—	$—	$—	$59

160	American Funds Insurance Series

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$25	$(21)	$—	$—	$4
Barclays Bank PLC	28	—	—	—	28
Citibank	27	(2)	—	—	25
Goldman Sachs	21	—	—	—	21
JPMorgan Chase	73	(12)	—	—	61
UBS AG	9	—	—	—	9
Total	$183	$(35)	$—	$—	$148
Liabilities:
Bank of America, N.A.	$21	$(21)	$—	$—	$—
Citibank	2	(2)	—	—	—
HSBC Bank	17	—	—	—	17
JPMorgan Chase	12	(12)	—	—	—
Total	$52	$(35)	$—	$—	$17

Capital Income Builder

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$5	$—	$—	$—	$5

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$42	$(33)	$—	$—	$9
Bank of New York Mellon	7	—	—	—	7
Barclays Bank PLC	11	(10)	—	—	1
Citibank	57	(10)	—	—	47
Goldman Sachs	10	(10)	—	—	—
HSBC Bank	5	(5)	—	—	—
JPMorgan Chase	10	(10)	—	—	—
UBS AG	25	(13)	—	—	—
Total	$167	$(91)	$—	$—	$76
Liabilities:
Bank of America, N.A.	$33	$(33)	$—	$—	$—
Barclays Bank PLC	10	(10)	—	—	—
Citibank	10	(10)	—	—	—
Goldman Sachs	13	(10)	—	—	—
HSBC Bank	11	(5)	—	—	3
JPMorgan Chase	38	(10)	—	—	6
UBS AG	13	(13)	—	—	28
Total	$128	$(91)	$—	$—	$37

See end of tables for footnote.

American Funds Insurance Series	161

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$280	$(280)	$—	$—	$—
Barclays Bank PLC	9	—	—	—	9
HSBC Bank	599	—	(400)	—	199
JPMorgan Chase	408	(408)	—	—	—
UBS AG	656	—	(391)	—	265
Total	$1,952	$(688)	$(791)	$—	$—
Liabilities:
Bank of America, N.A.	$561	$(280)	$(281)	$—	$—
Citi	1,504	—	(1,504)	—	—
JPMorgan Chase	2,384	(408)	(1,976)	—	—
Total	$4,449	$(688)	$(3,761)	$—	$—

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$461	$(461)	$—	$—	$—
Barclays Bank PLC	444	—	(353)	—	91
Citibank	1,119	(761)	—	—	358
Goldman Sachs	406	(388)	—	—	18
HSBC Bank	130	(130)	—	—	—
JPMorgan Chase	768	(768)	—	—	—
UBS AG	953	(329)	(573)	—	51
Total	$4,281	$(2,837)	$(926)	$—	$518
Liabilities:
Bank of America, N.A.	$1,636	$(461)	$(1,174)	$—	$1
Citibank	761	(761)	—	—	—
Goldman Sachs	388	(388)	—	—	—
HSBC Bank	1,044	(130)	(914)	—	—
JPMorgan Chase	1,414	(768)	(547)	—	99
UBS AG	329	(329)	—	—	—
Total	$5,572	$(2,837)	$(2,635)	$—	$100

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2013. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

162	American Funds Insurance Series

The funds are not subject to examination by state tax authorities for tax years before 2012. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Global Growth and Income Fund and Growth-Income Fund for tax years before 2010; International Growth and Income Fund for tax years before 2011; Global Balanced Fund for tax years before 2012; Asset Allocation Fund, Bond Fund and Global Bond Fund for tax years before 2014 and High-Income Bond Fund for tax years before 2015. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2016. These will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration date. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2016:
Undistributed ordinary income	$5,309	$16,070	$87,925	$31,353	$4,686	$69,604
Undistributed long-term capital gain	174,084	—	2,194,931	97,715	—	288,969
Capital loss carryforward:
No expiration	—	(55,253)	—	—	(123,342)	—
As of June 30, 2017:
Gross unrealized appreciation on investment securities	1,723,657	995,883	7,934,845	1,907,042	566,247	1,945,350
Gross unrealized depreciation on investment securities	(67,086)	(213,154)	(588,537)	(426,727)	(107,302)	(142,595)
Net unrealized appreciation (depreciation) on investment securities	1,656,571	782,729	7,346,308	1,480,315	458,945	1,802,755
Cost of investment securities	4,204,900	3,253,729	16,281,406	7,308,386	2,671,625	7,058,768

American Funds Insurance Series	163

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
As of December 31, 2016:
Undistributed ordinary income	$5,588	$95,174	$2,317	$21	$85,089	$—
Late year ordinary loss deferral*	—	—	—	—	—	(473)
Undistributed long-term capital gain	33,689	1,784,903	—	—	1,054,302	933
Capital loss carryforward:
No expiration	—	—	(12,324)	(6,972)	—	—
As of June 30, 2017:
Gross unrealized appreciation on investment securities	393,064	7,610,076	142,939	31,197	4,922,131	45,605
Gross unrealized depreciation on investment securities	(31,215)	(875,561)	(43,073)	(13,180)	(588,465)	(6,316)
Net unrealized appreciation (depreciation) on investment securities	361,849	6,734,515	99,866	18,017	4,333,666	39,289
Cost of investment securities	1,543,468	21,511,217	1,285,763	482,178	19,784,723	247,867

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
As of December 31, 2016:
Undistributed ordinary income	$176,002	$14,185	$19,119	$1,751	$—	$7,538
Late year ordinary loss deferral*	—	(9,683)	—	—	—	—
Undistributed long-term capital gain	41,190	267	—	1,475	—	—
Capital loss carryforward:
No expiration	—	—	(170,563)	—	—	(6,295)
Expiring 2017	—	—	(45,026)	—	—	—
	—	—	(215,589)	—	—	(6,295)

As of June 30, 2017:
Gross unrealized appreciation on investment securities	135,012	58,070	38,595	2,810	5	16,247
Gross unrealized depreciation on investment securities	(65,501)	(41,725)	(65,040)	(1,580)	(17)	(13,386)
Net unrealized appreciation (depreciation) on investment securities	69,511	16,345	(26,445)	1,230	(12)	2,861
Cost of investment securities	12,410,374	2,394,346	1,591,454	398,451	310,858	3,001,914

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
As of December 31, 2016:
Undistributed ordinary income	$729	$891	$4,274	$1,865	$31,585
Undistributed long-term capital gain	4,133	1,396	5,561	7,717	38,638
As of June 30, 2017:
Gross unrealized appreciation on investment securities	—	211	1,764	—	106,941
Gross unrealized depreciation on investment securities	(5,400)	—	—	(10,243)	—
Net unrealized appreciation (depreciation) on investment securities	(5,400)	211	1,764	(10,243)	106,941
Cost of investment securities	251,943	123,633	360,192	196,103	3,983,210

*	These deferrals are considered incurred in the subsequent year.

164	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$2,246	$55,298	$57,544	$24,109	$126,735	$150,844
Class 1A*	1	16	17
Class 2	3,157	114,893	118,050	44,725	291,772	336,497
Class 4	79	3,889	3,968	945	7,147	8,092
Total	$5,483	$174,096	$179,579	$69,779	$425,654	$495,433

Global Small Capitalization Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$6,344	$—	$6,344	$11,807	$273,687	$285,494
Class 1A*	— †	—	— †
Class 2	9,528	—	9,528	12,193	433,806	445,999
Class 4	220	—	220	142	6,715	6,857
Total	$16,092	$—	$16,092	$24,142	$714,208	$738,350

Growth Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$30,665	$713,987	$744,652	$68,458	$603,135	$671,593
Class 1A*	3	63	66
Class 2	54,612	1,409,266	1,463,878	105,243	1,244,603	1,349,846
Class 3	740	18,484	19,224	1,482	16,336	17,818
Class 4	1,903	53,128	55,031	2,484	36,779	39,263
Total	$87,923	$2,194,928	$2,282,851	$177,667	$1,900,853	$2,078,520

International Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,895	$49,783	$66,678	$59,237	$296,124	$355,361
Class 1A*	1	3	4
Class 2	14,140	46,642	60,782	51,666	334,251	385,917
Class 3	103	331	434	389	2,445	2,834
Class 4	309	1,066	1,375	794	4,665	5,459
Total	$31,448	$97,825	$129,273	$112,086	$637,485	$749,571

See end of tables for footnotes.

American Funds Insurance Series	165

New World Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$3,080	$—	$3,080	$17,725	$—	$17,725
Class 1A*	— †	—	— †
Class 2	1,283	—	1,283	7,100	—	7,100
Class 4	340	—	340	1,465	—	1,465
Total	$4,703	$—	$4,703	$26,290	$—	$26,290

Blue Chip Income and Growth Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$42,318	$170,748	$213,066	$137,434	$292,079	$429,513
Class 1A*	2	5	7
Class 2	26,549	113,013	139,562	92,301	236,696	328,997
Class 4	1,292	5,605	6,897	2,759	4,934	7,693
Total	$70,161	$289,371	$359,532	$232,494	$533,709	$766,203

Global Growth and Income Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,322	$7,109	$8,431	$11,131	$—	$11,131
Class 1A*	— †	— †	— †
Class 2	4,262	26,178	30,440	25,283	—	25,283
Class 4	63	404	467	257	—	257
Total	$5,647	$33,691	$39,338	$36,671	$—	$36,671

Growth-Income Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$50,076	$884,958	$935,034	$263,296	$1,172,060	$1,435,356
Class 1A*	1	16	17
Class 2	43,011	853,292	896,303	250,881	1,329,722	1,580,603
Class 3	528	10,140	10,668	3,141	16,262	19,403
Class 4	1,662	36,513	38,175	8,305	45,834	54,139
Total	$95,278	$1,784,919	$1,880,197	$525,623	$2,563,878	$3,089,501

166	American Funds Insurance Series

International Growth and Income Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,924	$—	$1,924	$23,268	$3,458	$26,726
Class 1A*	— †	—	— †
Class 2	382	—	382	6,231	1,080	7,311
Class 4	54	—	54	895	149	1,044
Total	$2,360	$—	$2,360	$30,394	$4,687	$35,081

Capital Income Builder

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$2,810	$—	$2,810	$4,372	$—	$4,372
Class 1A*	1	—	1
Class 2	7	—	7	2	—	2
Class 4	3,604	—	3,604	6,657	—	6,657
Total	$6,422	$—	$6,422	$11,031	$—	$11,031

Asset Allocation Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$56,922	$666,425	$723,347	$229,739	$280,306	$510,045
Class 1A*	6	70	76
Class 2	18,277	241,077	259,354	81,019	120,303	201,322
Class 3	130	1,646	1,776	580	860	1,440
Class 4	10,033	145,207	155,240	38,591	61,673	100,264
Total	$85,368	$1,054,425	$1,139,793	$349,929	$463,142	$813,071

Global Balanced Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$—	$243	$243	$939	$—	$939
Class 1A*	—	— †	— †
Class 2	—	628	628	2,225	—	2,225
Class 4	—	63	63	121	—	121
Total	$—	$934	$934	$3,285	$—	$3,285

See end of tables for footnotes.

American Funds Insurance Series	167

Bond Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$110,298	$25,594	$135,892	$138,255	$11,305	$149,560
Class 1A*	6	1	7
Class 2	64,031	15,280	79,311	74,576	7,465	82,041
Class 4	1,814	441	2,255	1,614	150	1,764
Total	$176,149	$41,316	$217,465	$214,445	$18,920	$233,365

Global Bond Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,194	$103	$7,297	$10,101	$872	$10,973
Class 1A*	— †	— †	— †
Class 2	6,965	100	7,065	7,811	923	8,734
Class 4	87	1	88	68	8	76
Total	$14,246	$204	$14,450	$17,980	$1,803	$19,783

High-Income Bond Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,084	$—	$9,084	$57,104	$—	$57,104
Class 1A*	1	—	1
Class 2	9,562	—	9,562	47,007	—	47,007
Class 3	156	—	156	746	—	746
Class 4	353	—	353	1,283	—	1,283
Total	$19,156	$—	$19,156	$106,140	$—	$106,140

Mortgage Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,450	$1,186	$2,636	$7,780	$152	$7,932
Class 1A*	— †	— †	— †
Class 2	291	262	553	1,648	35	1,683
Class 4	40	39	79	222	5	227
Total	$1,781	$1,487	$3,268	$9,650	$192	$9,842

168	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$3,834	$—	$3,834	$44,429	$7,982	$52,411
Class 1A*	— †	—	— †
Class 2	3,682	—	3,682	43,530	8,728	52,258
Class 3	27	—	27	307	60	367
Class 4	111	—	111	1,615	371	1,986
Total	$7,654	$—	$7,654	$89,881	$17,141	$107,022

Managed Risk Growth Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$7	$22	$29	$3	$57	$60
Class P2	727	4,120	4,847	327	14,955	15,282
Total	$734	$4,142	$4,876	$330	$15,012	$15,342

Managed Risk International Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$1	$2	$3	$2	$4	$6
Class P2	899	1,401	2,300	841	2,181	3,022
Total	$900	$1,403	$2,303	$843	$2,185	$3,028

Managed Risk Blue Chip Income and Growth Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$5	$8	$13
Class P2	4,292	5,566	9,858	3,370	5,915	9,285
Total	$4,294	$5,569	$9,863	$3,375	$5,923	$9,298

Managed Risk Growth-Income Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$19	$73	$92	$15	$64	$79
Class P2	1,848	7,653	9,501	1,692	8,401	10,093
Total	$1,867	$7,726	$9,593	$1,707	$8,465	$10,172

See end of tables for footnotes.

American Funds Insurance Series	169

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11,454	$13,811	$25,265	$16,330	$29,417	$45,747
Class P2	20,268	24,931	45,199	27,858	64,161	92,019
Total	$31,722	$38,742	$70,464	$44,188	$93,578	$137,766

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2017, total investment advisory services fees waived by CRMC were $1,178,000.

170	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended June 30,	For the period ended June 30,
	Beginning	Ending		In excess	2017,	2017,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.523%	.523%
Global Small Capitalization Fund	.800	.635	.6	5.0	.698	.698
Growth Fund	.500	.280	.6	34.0	.327	.327
International Fund	.690	.430	.5	21.0	.498	.498
New World Fund	.850	.620	.5	2.5	.707	.707
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.264	.264
International Growth and Income Fund	.690	.530	.5	1.0	.622	.622
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.269	.269
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.361	.361
Global Bond Fund	.570	.450	1.0	3.0	.530	.530
High-Income Bond Fund	.500	.420	.6	2.0	.465	.465
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an

American Funds Insurance Series	171

annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2017, total expenses reimbursed by CRMC were $473,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$89
Class 1A*	$—	$—	†	—	†
Class 2	4,609	Not applicable		184
Class 4	140	140		6
Total class-specific expenses	$4,749	$140		$279

Global Small Capitalization Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$81
Class 1A*	$—	$—	†	—	†
Class 2	2,995	Not applicable		120
Class 4	65	65		2
Total class-specific expenses	$3,060	$65		$203

Growth Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$370
Class 1A*	$—	$—	†	—	†
Class 2	18,358	Not applicable		734
Class 3	175	Not applicable		10
Class 4	645	645		26
Total class-specific expenses	$19,178	$645		$1,140

International Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$203
Class 1A*	$—	$—	†	—	†
Class 2	4,966	Not applicable		199
Class 3	26	Not applicable		2
Class 4	100	100		4
Total class-specific expenses	$5,092	$100		$408

New World Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$94
Class 1A*	$—	$—	†	—	†
Class 2	1,199	Not applicable		48
Class 4	351	351		14
Total class-specific expenses	$1,550	$351		$156

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$268
Class 1A*	$—	$—	†	—	†
Class 2	4,283	Not applicable		171
Class 4	195	195		8
Total class-specific expenses	$4,478	$195		$447

172	American Funds Insurance Series

Global Growth and Income Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$29
Class 1A*	$—	$—		—
Class 2	1,810	Not applicable		72
Class 4	24	24		1
Total class-specific expenses	$1,834	$24		$102

Growth-Income Fund
		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$670
Class 1A*	$—	$—	†	—	†
Class 2	16,474	Not applicable		659
Class 3	144	Not applicable		8
Class 4	671	671		27
Total class-specific expenses	$17,289	$671		$1,364

International Growth and Income Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$44
Class 1A*	$—	$—	†	—	†
Class 2	318	Not applicable		13
Class 4	52	52		2
Total class-specific expenses	$370	$52		$59

Capital Income Builder

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$9
Class 1A*	$—	$—	†	—	†
Class 2	1	Not applicable		—	†
Class 4	345	345		14
Total class-specific expenses	$346	$345		$23

Asset Allocation Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$702
Class 1A*	$—	$1		—	†
Class 2	6,593	Not applicable		264
Class 3	33	Not applicable		2
Class 4	3,822	3,822		153
Total class-specific expenses	$10,448	$3,823		$1,121

Global Balanced Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$3
Class 1A*	$—	$—		—
Class 2	232	Not applicable		9
Class 4	18	18		1
Total class-specific expenses	$250	$18		$13

Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$349
Class 1A*	$—	$—	†	—	†
Class 2	4,920	Not applicable		197
Class 4	136	136		5
Total class-specific expenses	$5,056	$136		$551

Global Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$58
Class 1A*	$—	$—	†	—	†
Class 2	1,422	Not applicable		57
Class 4	16	16		—	†
Total class-specific expenses	$1,438	$16		$115

High-Income Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$47
Class 1A*	$—	$—	†	—	†
Class 2	996	Not applicable		40
Class 3	12	Not applicable		1
Class 4	32	32		1
Total class-specific expenses	$1,040	$32		$89

See end of tables for footnotes.

American Funds Insurance Series	173

Mortgage Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$14
Class 1A*	$—	$—	†	—	†
Class 2	78	Not applicable		3
Class 4	11	11		—
Total class-specific expenses	$89	$11		$17

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$2
Class 1A*	$—	$—		—
Class 2	341	Not applicable		13
Class 3	4	Not applicable		—
Class 4	17	17		1
Total class-specific expenses	$362	$17		$16

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$73
Class 1A*	$—	$—	†	—	†
Class 2	1,856	Not applicable		74
Class 3	9	Not applicable		1
Class 4	68	68		3
Total class-specific expenses	$1,933	$68		$151

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$1
Class P2	$283	283
Total class-specific expenses	$283	$284

Managed Risk International Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$—	†
Class P2	$140	140
Total class-specific expenses	$140	$140

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$—	†
Class P2	$431	432
Total class-specific expenses	$431	$432

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$2
Class P2	$217	217
Total class-specific expenses	$217	$219

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$1,688
Class P2	$3,127	3,127
Total class-specific expenses	$3,127	$4,815

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

174	American Funds Insurance Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$19	$8		$ 27
Global Small Capitalization Fund	14	6		20
Growth Fund	80	31		111
International Fund	28	11		39
New World Fund	11	4		15
Blue Chip Income and Growth Fund	32	12		44
Global Growth and Income Fund	7	3		10
Growth-Income Fund	96	37		133
International Growth and Income Fund	4	2		6
Capital Income Builder	1	1		2
Asset Allocation Fund	78	31		109
Global Balanced Fund	1	—	*	1
Bond Fund	40	15		55
Global Bond Fund	8	3		11
High-Income Bond Fund	7	2		9
Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	11	4		15
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	—	*	2
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	13	5		18

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of June 30, 2017 (dollars in thousands):

	Purchases	Sales
Global Small Capitalization Fund	$15,273	$105,787
International Fund	68,017	31,582
Blue Chip Income and Growth Fund	67,182	170,978

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2017.

American Funds Insurance Series	175

 9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$89,305	3,373	$57,544	2,074	$(157,017)	(5,802)	$(10,168)	(355)
Class 1A2	538	19	16	1	(1)	— [3]	553	20
Class 2	29,976	1,163	118,050	4,296	(292,351)	(11,106)	(144,325)	(5,647)
Class 4	26,902	1,016	3,969	145	(5,458)	(208)	25,413	953
Total net increase (decrease)	$146,721	5,571	$179,579	6,516	$(454,827)	(17,116)	$(128,527)	(5,029)

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495
Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$134,946	6,942

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$78,076	3,560	$6,317	277		$(280,989)	(12,408)	$(196,596)	(8,571)
Class 1A2	141	7	—	—	[3]	— [3]	— [3]	141	7
Class 2	15,219	726	9,527	429		(158,031)	(7,414)	(133,285)	(6,259)
Class 4	15,135	704	220	9		(2,208)	(103)	13,147	610
Total net increase (decrease)	$108,571	4,997	$16,064	715		$(441,228)	(19,925)	$(316,593)	(14,213)

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932		$(368,707)	(16,753)	$77,845	5,774
Class 2	54,521	2,619	445,999	23,986		(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365		(8,311)	(402)	15,109	755
Total net increase (decrease)	$232,189	11,006	$738,303	39,283		$(670,465)	(31,292)	$300,027	18,997

176	American Funds Insurance Series

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$282,329	3,905	$742,365	10,520	$(491,403)	(6,732)	$533,291	7,693
Class 1A2	802	11	66	1	(5)	— [3]	863	12
Class 2	116,105	1,603	1,463,878	20,888	(1,084,545)	(14,970)	495,438	7,521
Class 3	275	4	19,224	271	(10,062)	(137)	9,437	138
Class 4	68,757	954	55,030	793	(21,417)	(300)	102,370	1,447
Total net increase (decrease)	$468,268	6,477	$2,280,563	32,473	$(1,607,432)	(22,139)	$1,141,399	16,811

Year ended December 31, 2016
Class 1	$458,166	7,079	$669,418	10,693	$(964,251)	(14,691)	$163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732	(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284	(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638	(49,300)	(768)	65,026	1,037
Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347	$(2,900,338)	(44,422)	$(111,950)	(66)

International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$383,721	20,353	$66,548	3,387		$(240,741)	(12,822)	$209,528	10,918
Class 1A2	361	19	4	—	[3]	— [3]	— [3]	365	19
Class 2	85,351	4,660	60,782	3,107		(308,160)	(16,553)	(162,027)	(8,786)
Class 3	159	9	434	22		(1,871)	(101)	(1,278)	(70)
Class 4	24,587	1,324	1,376	71		(5,314)	(287)	20,649	1,108
Total net increase (decrease)	$494,179	26,365	$129,144	6,587		$(556,086)	(29,763)	$67,237	3,189

Year ended December 31, 2016
Class 1	$502,624	29,474	$355,240	22,171		$(416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231		(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177		(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345		(7,439)	(436)	23,096	1,386
Total net increase (decrease)	$718,365	42,205	$749,449	46,924		$(1,028,327)	(59,624)	$439,487	29,505

New World Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$126,934	5,828	$3,072	136		$(287,145)	(12,786)	$(157,139)	(6,822)
Class 1A2	163	7	—	—	[3]	— [3]	— [3]	163	7
Class 2	123,916	5,750	1,283	57		(173,508)	(8,085)	(48,309)	(2,278)
Class 4	53,144	2,480	340	15		(8,319)	(389)	45,165	2,106
Total net increase (decrease)	$304,157	14,065	$4,695	208		$(468,972)	(21,260)	$(160,120)	(6,987)

Year ended December 31, 2016
Class 1	$343,390	17,604	$17,686	901		$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365		(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75		(12,695)	(670)	59,947	3,159
Total net increase (decrease)	$465,805	24,019	$26,251	1,341		$(412,680)	(21,318)	$79,376	4,042

See end of tables for footnotes.

American Funds Insurance Series	177

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$345,090	24,688	$211,819	15,371	$(475,150)	(33,513)	$81,759	6,546
Class 1A2	168	12	7	1	(10)	(1)	165	12
Class 2	27,058	1,962	139,561	10,239	(197,271)	(14,224)	(30,652)	(2,023)
Class 4	49,953	3,614	6,897	507	(14,591)	(1,051)	42,259	3,070
Total net increase (decrease)	$422,269	30,276	$358,284	26,118	$(687,022)	(48,789)	$93,531	7,605

Year ended December 31, 2016
Class 1	$986,168	74,990	$426,031	33,628	$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334	(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611	(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573	$(704,087)	(54,367)	$1,193,132	92,607

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1[2]	$43,654	3,156	$7,982		546		$(289,329)	(19,613)	$(237,693)	(15,911)
Class 1A	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	11,144	809	30,440		2,091		(115,651)	(8,266)	(74,067)	(5,366)
Class 4	8,243	584	467		33		(1,764)	(126)	6,946	491
Total net increase (decrease)	$63,051	4,550	$38,889		2,670		$(406,744)	(28,005)	$(304,804)	(20,785)

Year ended December 31, 2016
Class 1	$292,208	23,201	$10,481		808		$(49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283		1,955		(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257		20		(2,230)	(180)	10,384	829
Total net increase (decrease)	$330,085	26,233	$36,021		2,783		$(251,792)	(19,932)	$114,314	9,084

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$885,451	18,923	$932,415	20,385		$(538,378)	(11,476)	$1,279,488	27,832
Class 1A2	452	10	17	—	[3]	(3)	— [3]	466	10
Class 2	71,012	1,527	896,303	19,808		(825,238)	(17,743)	142,077	3,592
Class 3	232	5	10,668	233		(11,221)	(239)	(321)	(1)
Class 4	56,549	1,226	38,175	850		(23,522)	(509)	71,202	1,567
Total net increase (decrease)	$1,013,696	21,691	$1,877,578	41,276		$(1,398,362)	(29,967)	$1,492,912	33,000

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866	34,358		$(830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422		(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467		(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325		(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572		$(2,451,420)	(56,140)	$2,214,035	54,706

178	American Funds Insurance Series

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$170,779	10,248	$1,924		116		$(51,629)	(3,183)	$121,074	7,181
Class 1A2	15	1	—	[3]	—	[3]	—	—	15	1
Class 2	4,036	261	383		23		(20,376)	(1,299)	(15,957)	(1,015)
Class 4	5,798	368	53		3		(1,442)	(92)	4,409	279
Total net increase (decrease)	$180,628	10,878	$2,360		142		$(73,447)	(4,574)	$109,541	6,446

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726		1,853		$(5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312		508		(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044		73		(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082		2,434		$(40,654)	(2,742)	$125,599	8,651

Capital Income Builder

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$36,029	3,673	$2,810	282		$(3,569)	(367)	$35,270	3,588
Class 1A2	73	7	1	—	[3]	— [3]	— [3]	74	7
Class 2	569	58	7	1		(10)	(1)	566	58
Class 4	31,567	3,215	3,604	363		(10,100)	(1,029)	25,071	2,549
Total net increase (decrease)	$68,238	6,953	$6,422	646		$(13,679)	(1,397)	$60,981	6,202

Year ended December 31, 2016
Class 1	$95,122	9,946	$4,372	458		$(23,129)	(2,439)	$76,365	7,965
Class 2	144	15	2	—		(2)	—	144	15
Class 4	113,152	11,813	6,657	699		(20,474)	(2,162)	99,335	10,350
Total net increase (decrease)	$208,418	21,774	$11,031	1,157		$(43,605)	(4,601)	$175,844	18,330

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$1,223,552	53,798	$723,346	32,207	$(270,322)	(11,893)	$1,676,576	74,112
Class 1A2	1,962	85	76	4	(1)	— [3]	2,037	89
Class 2	79,620	3,555	259,355	11,661	(287,825)	(12,784)	51,150	2,432
Class 3	561	25	1,775	78	(2,001)	(88)	335	15
Class 4	198,612	8,889	155,241	7,009	(110,844)	(4,987)	243,009	10,911
Total net increase (decrease)	$1,504,307	66,352	$1,139,793	50,959	$(670,993)	(29,752)	$1,973,107	87,559

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$510,045	24,119	$(436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323	9,626	(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439	68	(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264	4,812	(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$813,071	38,625	$(1,109,387)	(53,215)	$1,700,837	80,252

See end of tables for footnotes.

American Funds Insurance Series	179

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$7,400	625	$243		20		$(2,827)	(243)	$4,816	402
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	8,051	686	628		51		(13,017)	(1,108)	(4,338)	(371)
Class 4	10,398	883	63		5		(554)	(47)	9,907	841
Total net increase (decrease)	$25,859	2,195	$934		76		$(16,398)	(1,398)	$10,395	873

Year ended December 31, 2016
Class 1	$20,046	1,826	$939		85		$(6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$3,286		297		$(30,280)	(2,735)	$25,497	2,318

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$510,398	46,925	$134,744	12,407	$(1,110,594)	(101,036)	$(465,452)	(41,704)
Class 1A2	390	35	7	1	— [3]	— [3]	397	36
Class 2	61,700	5,733	79,311	7,392	(144,658)	(13,418)	(3,647)	(293)
Class 4	28,880	2,677	2,255	210	(11,431)	(1,057)	19,704	1,830
Total net increase (decrease)	$601,368	55,370	$216,317	20,010	$(1,266,683)	(115,511)	$(448,998)	(40,131)

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075	13,631	$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041	7,631	(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763	164	(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879	21,426	$(880,871)	(80,645)	$898,544	80,467

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$84,823	7,382	$7,297		621		$(35,529)	(3,105)	$56,591	4,898
Class 1A2	31	3	—	[3]	—	[3]	— [3]	—	31	3
Class 2	25,366	2,239	7,064		606		(42,479)	(3,713)	(10,049)	(868)
Class 4	3,024	266	88		7		(1,118)	(98)	1,994	175
Total net increase (decrease)	$113,244	9,890	$14,449		1,234		$(79,126)	(6,916)	$48,567	4,208

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956		974		$(159,412)	(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734		780		(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76		7		(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766		1,761		$(320,722)	(27,797)	$(40,534)	(3,615)

180	American Funds Insurance Series

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$38,805	3,712	$8,924	846		$(290,478)	(27,344)	$(242,749)	(22,786)
Class 1A2	114	11	1	—	[3]	(5)	— [3]	110	11
Class 2	8,564	833	9,562	921		(45,151)	(4,381)	(27,025)	(2,627)
Class 3	380	36	156	15		(641)	(61)	(105)	(10)
Class 4	54,593	4,954	353	31		(53,926)	(4,896)	1,020	89
Total net increase (decrease)	$102,456	9,546	$18,996	1,813		$(390,201)	(36,682)	$(268,749)	(25,323)

Year ended December 31, 2016
Class 1	$69,042	6,945	$56,592	5,626		$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738		(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74		(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120		(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628	10,558		$(484,689)	(49,083)	$(193,559)	(20,494)

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$29,211	2,753	$2,512	236	$(29,154)	(2,743)	$2,569	246
Class 1A2	109	10	1	1	(5)	(1)	105	10
Class 2	3,827	361	553	52	(5,124)	(483)	(744)	(70)
Class 4	3,237	307	79	7	(2,523)	(239)	793	75
Total net increase (decrease)	$36,384	3,431	$3,145	296	$(36,806)	(3,466)	$2,723	261

Year ended December 31, 2016
Class 1	$28,827	2,669	$7,933	749	$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683	159	(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22	(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$62,094	5,778	$9,843	930	$(72,054)	(6,718)	$(117)	(10)

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$3,979	353	$—	—	$(9,066)	(804)	$(5,087)	(451)
Class 1A2	10	1	—	—	—	—	10	1
Class 2	26,711	2,429	—	—	(66,149)	(6,017)	(39,438)	(3,588)
Class 3	74	7	—	—	(351)	(31)	(277)	(24)
Class 4	9,477	852	—	—	(5,608)	(504)	3,869	348
Total net increase (decrease)	$40,251	3,642	$—	—	$(81,174)	(7,356)	$(40,923)	(3,714)

Year ended December 31, 2016
Class 1	$15,562	1,382	$—	—	$(17,527)	(1,556)	$(1,965)	(174)
Class 2	128,178	11,656	—	—	(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—	—	(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—	—	(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$—	—	$(176,724)	(16,004)	$(11,965)	(1,079)

See end of tables for footnotes.

American Funds Insurance Series	181

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class 1	$44,091	3,625	$3,834		312		$(211,044)	(17,165)	$(163,119)	(13,228)
Class 1A2	111	9	—	[3]	—	[3]	— [3]	— [3]	111	9
Class 2	18,100	1,504	3,682		303		(60,061)	(4,986)	(38,279)	(3,179)
Class 3	691	57	26		2		(642)	(53)	75	6
Class 4	11,941	987	111		10		(12,741)	(1,058)	(689)	(61)
Total net increase (decrease)	$74,934	6,182	$7,653		627		$(284,488)	(23,262)	$(201,901)	(16,453)

Year ended December 31, 2016
Class 1	$111,564	8,949	$52,411		4,280		$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257		4,303		(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368		30		(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986		163		(48,646)	(3,930)	12,134	978
Total net increase (decrease)	$237,470	19,106	$107,022		8,776		$(301,313)	(24,342)	$43,179	3,540

Managed Risk Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class P1	$506	43	$29	3	$(95)	(8)	$440	38
Class P2	23,896	2,084	4,847	408	(8,089)	(699)	20,654	1,793
Total net increase (decrease)	$24,402	2,127	$4,876	411	$(8,184)	(707)	$21,094	1,831

Year ended December 31, 2016
Class P1	$492	46	$60	6	$(168)	(16)	$384	36
Class P2	63,452	5,983	15,282	1,507	(14,771)	(1,388)	63,963	6,102
Total net increase (decrease)	$63,944	6,029	$15,342	1,513	$(14,939)	(1,404)	$64,347	6,138

Managed Risk International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class P1	$95	10	$3	—	[3]	$(131)	(13)	$(33)	(3)
Class P2	14,561	1,527	2,300	230		(5,436)	(552)	11,425	1,205
Total net increase (decrease)	$14,656	1,537	$2,303	230		$(5,567)	(565)	$11,392	1,202

Year ended December 31, 2016
Class P1	$41	4	$6	1		$(53)	(6)	$(6)	(1)
Class P2	25,545	2,830	3,022	346		(8,610)	(948)	19,957	2,228
Total net increase (decrease)	$25,586	2,834	$3,028	347		$(8,663)	(954)	$19,951	2,227

182	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class P1	$59	5	$5	1	$(133)	(11)	$(69)	(5)
Class P2	73,692	6,177	9,858	830	(19,665)	(1,636)	63,885	5,371
Total net increase (decrease)	$73,751	6,182	$9,863	831	$(19,798)	(1,647)	$63,816	5,366

Year ended December 31, 2016
Class P1	$60	6	$13	1	$(20)	(2)	$53	5
Class P2	139,800	12,424	9,285	848	(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430	$9,298	849	$(10,629)	(954)	$138,529	12,325

Managed Risk Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class P1	$549	47	$92	8	$(91)	(8)	$550	47
Class P2	17,017	1,467	9,501	835	(7,374)	(636)	19,144	1,666
Total net increase (decrease)	$17,566	1,514	$9,593	843	$(7,465)	(644)	$19,694	1,713

Year ended December 31, 2016
Class P1	$746	68	$79	7	$(343)	(31)	$482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$42,701	3,932	$10,172	971	$(13,684)	(1,258)	$39,189	3,645

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2017
Class P1	$167,060	13,314	$25,265	1,986	$(13,626)	(1,081)	$178,699	14,219
Class P2	173,524	13,882	45,199	3,559	(73,802)	(5,872)	144,921	11,569
Total net increase (decrease)	$340,584	27,196	$70,464	5,545	$(87,428)	(6,953)	$323,620	25,788

Year ended December 31, 2016
Class P1	$443,537	37,855	$45,747	3,957	$(14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

American Funds Insurance Series	183

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2017 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,296,935	$697,762	$3,483,444	$1,232,121	$1,178,332	$1,874,187
Sales of investment securities*	1,445,347	1,010,526	5,044,575	1,446,519	1,181,361	1,711,030
Non-U.S. taxes paid on interest income	—	—	—	(11)	19	—
Non-U.S. taxes paid on realized gains	51	—	—	512	—	—
Non-U.S. taxes provided on unrealized gains	49	33	—	2,992	2,114	—
Dividends from affiliated issuers	—	999	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	(3,537)	—	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$438,265	$3,807,445	$448,899	$183,484	$7,356,916	$72,913
Sales of investment securities*	728,490	3,914,474	390,545	137,173	6,913,815	56,404
Non-U.S. taxes paid on interest income	—	—	8	—	—	10
Non-U.S. taxes paid on realized gains	494	10	66	—	—	1
Non-U.S. taxes provided on unrealized gains	569	122	737	—	108	3
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	—	—	—	—	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$10,776,837	$1,043,219	$698,302	$1,402,401	$—	$9,719,948
Sales of investment securities*	12,666,209	1,178,903	896,758	1,393,925	—	9,645,828
Non-U.S. taxes paid on interest income	—	313	(5)	—	—	—
Non-U.S. taxes paid on realized gains	—	223	—	—	—	—
Non-U.S. taxes provided on unrealized gains	10	188	5	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	—	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$43,200	$14,631	$79,280	$26,194	$434,120
Sales of investment securities*	10,750	4,448	15,254	5,069	14,247
Non-U.S. taxes paid on interest income	—	—	—	—	—
Non-U.S. taxes paid on realized gains	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	—	—	—	—
Dividends from affiliated issuers	365	397	1,244	488	12,067
Net realized (loss) gain from affiliated issuers	(574)	(483)	(296)	(554)	1,372

*	Excludes short-term securities and U.S. government obligations, if any.

184	American Funds Insurance Series

11. Ownership concentration

At June 30, 2017, CRMC held aggregate ownership of 11% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Asset Allocation Fund and American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 34%, 16% and 15% of the outstanding shares of Capital Income Builder, Asset Allocation Fund and Global Balanced Fund, respectively.

American Funds Insurance Series	185

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
6/30/17 [2,3]	$24.05	$.20	$4.31	$4.51	$(.03)	$(.84)	$(.87)	$27.69	18.75%[4]		$1,866		.55%[5]		1.53%[5]
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87		1,630		.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24		1,626		.55		.90
12/31/14	30.11	.31 [6]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52		1,558		.55		1.08	[6]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51		1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89		1,466		.56		1.38
Class 1A:
6/30/17[2,3,7]	24.50	.24	3.80	4.04	(.03)	(.84)	(.87)	27.67	16.49	[4]	1		.38	[4]	.87	[4]
Class 2:
6/30/17[2,3]	23.85	.16	4.27	4.43	(.02)	(.84)	(.86)	27.42	18.57	[4]	3,850		.80	[5]	1.27	[5]
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62		3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94		3,817		.80		.66
12/31/14	29.92	.24 [6]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31		3,992		.80		.85	[6]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18		4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56		3,723		.81		1.13
Class 4:
6/30/17[2,3]	23.81	.14	4.26	4.40	(.02)	(.84)	(.86)	27.35	18.44	[4]	134		1.05	[5]	1.07	[5]
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37		94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69		91		1.05		.34
12/31/14	30.07	.07 [6]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01		19		1.05		.266
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36		1		1.06		.43
12/31/12[2,8]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	[4,9]	—	[10]	.02	[4,9]	.04	[4,9]

Global Small Capitalization Fund

Class 1:
6/30/17[2,3]	$20.24	$.08	$2.52	$2.60	$(.10)	$—	$(.10)	$22.74	12.82%[4]		$1,526		.73%[5]		.72%[5]
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35		1,532		.74		.57
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50		1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36		1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60		1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51		1,019		.75		.46
Class 1A:
6/30/17[2,3,7]	20.70	.11	2.02	2.13	(.10)	—	(.10)	22.73	10.26	[4]	—	[10]	.45	[4]	.49	[4]
Class 2:
6/30/17[2,3]	19.72	.05	2.46	2.51	(.09)	—	(.09)	22.14	12.71	[4]	2,447		.98	[5]	.46	[5]
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10		2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27		2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12		2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28		2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18		2,603		1.00		.20
Class 4:
6/30/17[2,3]	19.91	.03	2.47	2.50	(.08)	—	(.08)	22.33	12.57	[4]	61		1.23	[5]	.26	[5]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85		42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)		34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88		12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01		4		1.24		(.50)
12/31/12[2,8]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	[4,9]	—	[10]	.04	[4,9]	.04	[4,9]

186	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/17[2,3]	$67.29	$.33		$9.91	$10.24	$(.12)	$(7.33)	$(7.45)	$70.08	15.15%[4]		$7,757		.35%[5]		.90%[5]
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931		.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796		.35		.87
12/31/14	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118		.35		1.12	[6]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43		7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19		7,116		.35		1.10
Class 1A:
6/30/17[2,3,7]	68.84	.38		8.26	8.64	(.12)	(7.33)	(7.45)	70.03	12.48	[4]	1		.28	[4]	.51	[4]
Class 2:
6/30/17[2,3]	66.92	.23		9.86	10.09	(.09)	(7.33)	(7.42)	69.59	15.00	[4]	15,059		.60	[5]	.65	[5]
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978		.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414		.60		.62
12/31/14	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413		.60		.87	[6]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11		16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89		14,911		.60		.83
Class 3:
6/30/17[2,3]	67.67	.26		9.97	10.23	(.10)	(7.33)	(7.43)	70.47	15.05	[4]	201		.53	[5]	.72	[5]
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183		.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194		.53		.69
12/31/14	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208		.53		.94	[6]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20		216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97		189		.53		.92
Class 4:
6/30/17[2,3]	66.41	.15		9.77	9.92	(.07)	(7.33)	(7.40)	68.93	14.86	[4]	575		.85	[5]	.41	[5]
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458		.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394		.85		.42
12/31/14	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24		.85		.47	[6]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96		5		.85		.40
12/31/12[2,8]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33	[4,9]	—	[10]	.02	[4,9]	.05	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/17[2,3]	$16.82	$.18		$2.97	$3.15	$(.07)	$(.23)	$(.30)	$19.67	18.71%[4]	$4,487		.53%[5]		1.98%[5]
12/31/16	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652		.54		1.57
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427		.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
Class 1A:
6/30/17[2,3,7]	17.17	.17		2.61	2.78	(.07)	(.23)	(.30)	19.65	16.17 [4]	—	[10]	.36	[4]	.90	[4]
Class 2:
6/30/17[2,3]	16.76	.16		2.95	3.11	(.06)	(.23)	(.29)	19.58	18.55 [4]	4,165		.785		1.72	[5]
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710		.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
Class 3:
6/30/17[2,3]	16.85	.16		2.98	3.14	(.06)	(.23)	(.29)	19.70	18.64 [4]	30		.71	[5]	1.79	[5]
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27		.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
Class 4:
6/30/17[2,3]	16.64	.14		2.94	3.08	(.06)	(.23)	(.29)	19.43	18.48 [4]	98		1.03	[5]	1.51	[5]
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66		1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[2,8]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [4,9]	—	[10]	.02	[4,9]	.05	[4,9]

New World Fund

Class 1:
6/30/17[2,3]	$19.72	$.17		$2.71	$2.88	$(.04)	$—	$(.04)	$22.56	14.59%[4]	$1,841		.75%[5]		1.55%[5]
12/31/16	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[6]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
Class 1A:
6/30/17[2,3,7]	20.14	.21		2.23	2.44	(.04)	—	(.04)	22.54	12.10 [4]	—	[10]	.46	[4]	.95	[4]
Class 2:
6/30/17[2,3]	19.54	.14		2.69	2.83	(.03)	—	(.03)	22.34	14.48 [4]	990		1.00	[5]	1.31	[5]
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[6]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
Class 4:
6/30/17[2,3]	19.51	.12		2.67	2.79	(.02)	—	(.02)	22.28	14.32 [4]	321		1.25	[5]	1.12	[5]
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[6]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[2,8]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [4,9]	—	[10]	.04	[4,9]	.04	[4,9]

188	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
6/30/17[2,3]	$13.53	$.16		$.63	$.79	$(.05)	$(.53)	$(.58)	$13.74	5.82%[4]		$5,270		.41%[5]		2.26%[5]
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06		5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)		3,638		.41		2.23
12/31/14	13.12	.46	[6]	1.59	2.05	(.48)	—	(.48)	14.69	15.69		3,542		.42		3.31	[6]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26		2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18		1,357		.43		2.41
Class 1A:
6/30/17[2,3,7]	13.75	.13		.44	.57	(.05)	(.53)	(.58)	13.74	4.05	[4]	—	[10]	.29	[4]	.92	[4]
Class 2:
6/30/17[2,3]	13.39	.14		.64	.78	(.05)	(.53)	(.58)	13.59	5.76	[4]	3,435		.66	[5]	2.01	[5]
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70		3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)		3,228		.66		1.97
12/31/14	13.02	.44	[6]	1.55	1.99	(.44)	—	(.44)	14.57	15.36		3,722		.67		3.14	[6]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00		3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88		3,382		.68		2.17
Class 4:
6/30/17[2,3]	13.39	.12		.62	.74	(.04)	(.53)	(.57)	13.56	5.52	[4]	175		.91	[5]	1.75	[5]
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49		132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)		32		.91		1.75
12/31/14	13.12	.34	[6]	1.63	1.97	(.46)	—	(.46)	14.63	15.13		9		.92		2.33	[6]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27		—	[10]	.86		1.39
12/31/12[2,8]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38	[4,9]	—	[10]	.02	[4,9]	.10	[4,9]

Global Growth and Income Fund

Class 1:
6/30/17[2,3]	$13.02	$.20		$1.74	$1.94	$(.05)	$(.26)	$(.31)	$14.65	14.88%[4]		$410		.62%[5]		2.89%[5]
12/31/16	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61		571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)		293		.64		2.79
12/31/14	12.53	.43	[6]	.31	.74	(.49)	—	(.49)	12.78	6.00		200		.63		3.34	[6]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81		206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93		180		.62		2.56
Class 1A:
6/30/17[2,3,7]	13.21	.20		1.55	1.75	(.05)	(.26)	(.31)	14.65	13.23	[4,9]	—	[10]	.29	[4,9]	1.43	[4,9]
Class 2:
6/30/17[2,3]	13.00	.18		1.73	1.91	(.04)	(.26)	(.30)	14.61	14.70	[4]	1,500		.87	[5]	2.65	[5]
12/31/16	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34		1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)		1,479		.89		1.73
12/31/14	12.51	.41	[6]	.29	.70	(.46)	—	(.46)	12.75	5.64		1,685		.88		3.22	[6]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54		1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56		1,837		.87		2.31
Class 4:
6/30/17[2,3]	12.89	.17		1.71	1.88	(.04)	(.26)	(.30)	14.47	14.58	[4]	25		1.12	[5]	2.49	[5]
12/31/16	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04		16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)		5		1.14		1.32
12/31/14	12.50	.30	[6]	.37	.67	(.46)	—	(.46)	12.71	5.41		1		1.13		2.30	[6]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60		1		1.12		2.27
12/31/12[2,8]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27	[4,9]	—	[10]	.03	[4,9]	.08	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
6/30/17[2,3]	$44.41	$.39		$4.02	$4.41	$(.14)	$(3.11)	$(3.25)	$45.57	9.90%[4]		$14,187		.28%[5]		1.68%[5]
12/31/16	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80		12,588		.29		1.79
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72		10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91		10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82		9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	—	(.70)	38.48	17.79		9,782		.29		1.79
Class 1A:
6/30/17[2,3,7]	45.39	.32		3.09	3.41	(.14)	(3.11)	(3.25)	45.55	7.48	[4]	—	[10]	.23	[4]	.68	[4]
Class 2:
6/30/17[2,3]	44.00	.33		3.98	4.31	(.12)	(3.11)	(3.23)	45.08	9.77	[4]	13,333		.53	[5]	1.43	[5]
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51		12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45		12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63		14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50		14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	—	(.61)	38.24	17.48		13,403		.54		1.53
Class 3:
6/30/17[2,3]	44.47	.35		4.03	4.38	(.12)	(3.11)	(3.23)	45.62	9.83	[4]	160		.46	[5]	1.50	[5]
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59		156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53		161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71		185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58		193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	—	(.63)	38.52	17.59		168		.47		1.60
Class 4:
6/30/17[2,3]	43.73	.27		3.95	4.22	(.10)	(3.11)	(3.21)	44.74	9.64	[4]	577		.78	[5]	1.18	[5]
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25		495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21		410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34		30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32		3		.79		.96
12/31/12[2,8]	38.65	.01		.39	.40	(.58)	—	(.58)	38.47	1.02	[4,9]	—	[10]	.01	[4,9]	.03	[4,9]

International Growth and Income Fund

Class 1:
6/30/17[2,3]	$14.48	$.31		$1.94	$2.25	$(.03)	$—	$(.03)	$16.70	15.54%[4]		$1,067		.66%[5]		3.98%[5]
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71		820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)		707		.68		2.60
12/31/14	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)		740		.68		3.32	[6]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39		696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	—	(.37)	15.29	16.84		203		.74		2.50
Class 1A:
6/30/17[2,3,7]	14.69	.33		1.71	2.04	(.03)	—	(.03)	16.70	13.89	[4,9]	—	[10]	.33	[4,9]	2.09	[4,9]
Class 2:
6/30/17[2,3]	14.43	.29		1.94	2.23	(.02)	—	(.02)	16.64	15.48	[4]	264		.91	[5]	3.76	[5]
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44		244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)		254		.93		2.32
12/31/14	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)		248		.93		3.21	[6]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09		257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	—	(.33)	15.25	16.50		225		.99		2.77
Class 4:
6/30/17[2,3]	14.38	.28		1.92	2.20	(.02)	—	(.02)	16.56	15.29	[4]	47		1.16	[5]	3.57	[5]
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18		37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)		32		1.18		2.02
12/31/14	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)		20		1.18		1.52	[6]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16		1		1.19		.18
12/31/12[2,8]	15.56	.01		.09	.10	(.37)	—	(.37)	15.29	.62	[4,9]	—	[10]	.04	[4,9]	.07	[4,9]

190	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
6/30/17[2,3]	$9.46	$.20	$.58	$.78	$(.15)	$—	$(.15)	$10.09	8.27%[4]		$202		.53%[5]		4.07%[5]
12/31/16	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17		156		.54		3.39
12/31/15	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)		80		.56		2.88
12/31/14[2,11]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12	[4]	20		.56	[5]	2.87	[5]
Class 1A:
6/30/17[2,3,7]	9.57	.21	.45	.66	(.15)	—	(.15)	10.08	6.88	[4]	—	[10]	.33	[4]	2.09	[4]
Class 2:
6/30/17[2,3]	9.46	.20	.57	.77	(.14)	—	(.14)	10.09	8.15	[4]	1		.78	[5]	4.13	[5]
12/31/16	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08		—	[10]	.80		2.82
12/31/15	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[9]		—	[10]	.46	[9]	3.12	[9]
12/31/14[2,11]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12	[4,9]	—	[10]	.47	[5,9]	2.94	[5,9]
Class 4:
6/30/17[2,3]	9.45	.17	.58	.75	(.13)	—	(.13)	10.07	7.92	[4]	299		1.03	[5]	3.53	[5]
12/31/16	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78		256		1.04		2.88
12/31/15	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)		157		1.05		2.55
12/31/14[2,11]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]		55		1.06	[5]	2.08	[5]

Asset Allocation Fund

Class 1:
6/30/17[2,3]	$21.68	$.22	$1.58	$1.80	$(.07)	$(1.06)	$(1.13)	$22.35	8.28%[4]		$15,067		.29%[5]		1.99%[5]
12/31/16	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69		13,008		.29		1.97
12/31/15	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64		10,913		.29		1.85
12/31/14	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66		11,997		.30		1.95
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04		10,515		.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44		7,199		.31		2.11
Class 1A:
6/30/17[2,3,7]	21.97	.26	1.24	1.50	(.07)	(1.06)	(1.13)	22.34	6.81	[4]	2		.25	[4]	1.14	[4]
Class 2:
6/30/17[2,3]	21.49	.19	1.57	1.76	(.06)	(1.06)	(1.12)	22.13	8.17	[4]	5,350		.54	[5]	1.73	[5]
12/31/16	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41		5,144		.54		1.72
12/31/15	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40		5,008		.54		1.60
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494		.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69		5,760		.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19		5,225		.56		1.86
Class 3:
6/30/17[2,3]	21.70	.20	1.59	1.79	(.07)	(1.06)	(1.13)	22.36	8.20	[4]	37		.47	[5]	1.80	[5]
12/31/16	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49		35		.47		1.79
12/31/15	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46		36		.47		1.67
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40		.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81		42		.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28		38		.49		1.93
Class 4:
6/30/17[2,3]	21.43	.17	1.56	1.73	(.06)	(1.06)	(1.12)	22.04	8.02	[4]	3,183		.79	[5]	1.49	[5]
12/31/16	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16		2,861		.79		1.47
12/31/15	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14		2,414		.79		1.45
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32		.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89		1		.79		1.22
12/31/12[2,8]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	[4,9]	—	[10]	.01	[4,9]	.08	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/17[2,3]	$11.08	$.12		$1.12	$1.24	$—	$(.04)	$(.04)	$12.28	11.19%[4]	$76		.69%[5]		2.09%[5]
12/31/16	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
Class 1A:
6/30/17[2,3,7]	11.18	.12		1.02	1.14	—	(.04)	(.04)	12.28	10.20 [4,9]	—	[10]	.33	[4,9]	1.03	[4,9]
Class 2:
6/30/17[2,3]	11.06	.11		1.12	1.23	—	(.04)	(.04)	12.25	11.12 [4]	193		.94	[5]	1.83	[5]
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
Class 4:
6/30/17[2,3]	11.00	.10		1.11	1.21	—	(.04)	(.04)	12.17	11.00 [4]	21		1.19	[5]	1.67	[5]
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [9]	—	[10]	.67	[9]	2.07	[6,9]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [9]	—	[10]	.71	[9]	1.98	[9]
12/31/12[2,8]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40 [4,9]	—	[10]	.03	[4,9]	.05	[4,9]

Bond Fund

Class 1:
6/30/17[2,3]	$10.80	$.12		$.16	$.28	$(.06)	$(.16)	$(.22)	$10.86	2.62%[4]	$6,409		.38%[5]		2.15%[5]
12/31/16	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23		.37	.60	(.25)	— [12]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22		(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25		.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
Class 1A:
6/30/17[2,3,7]	10.82	.10		.15	.25	(.06)	(.16)	(.22)	10.85	2.34 [4]	—		.29	[4]	.96	[4]
Class 2:
6/30/17[2,3]	10.67	.10		.17	.27	(.06)	(.16)	(.22)	10.72	2.51 [4]	3,972		.63	[5]	1.90	[5]
12/31/16	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20		.36	.56	(.22)	— [12]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19		(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22		.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
Class 4:
6/30/17[2,3]	10.70	.09		.16	.25	(.06)	(.16)	(.22)	10.73	2.29 [4]	122		.88	[5]	1.65	[5]
12/31/16	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16		.39	.55	(.23)	— [12]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17		(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[2,8]	11.55	.01		(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[4,9]	—	[10]	.02	[4,9]	.10	[4,9]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/17[2,3]	$11.22	$.14	$.43	$.57	$—	$(.07)	$(.07)	$11.72	5.09%[4]	$1,222		.57%[5]		2.38%[5]
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
Class 1A:
6/30/17[2,3,7]	11.22	.13	.44	.57	—	(.07)	(.07)	11.72	5.09 [4,9]	—	[10]	.28	[4,9]	1.15	[4,9]
Class 2:
6/30/17[2,3]	11.14	.12	.43	.55	—	(.07)	(.07)	11.62	4.94 [4]	1,160		.82	[5]	2.12	[5]
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
Class 4:
6/30/17[2,3]	11.08	.11	.43	.54	—	(.07)	(.07)	11.55	4.88 [4]	15		1.07	[5]	1.88	[5]
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [12]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[10]	.79		2.25
12/31/12[2,8]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[4,9]	—	[10]	.02	[4,9]	.11	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/17[2,3]	$10.18	$.31		$.16	$.47	$(.13)	$—	$(.13)	$10.52	4.60%[4]		$741		.48%[5]		6.00%[5]
12/31/16	9.19	.61		1.02	1.63	(.64)	—	(.64)	10.18	17.83		949		.49		6.18
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)		1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	—	(.67)	10.54	.80		1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89		856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90		894		.48		7.25
Class 1A:
6/30/17[2,3,7]	10.28	.29		.08	.37	(.13)	—	(.13)	10.52	3.59	[4]	—	[10]	.34	[4]	2.78	[4]
Class 2:
6/30/17[2,3]	10.04	.29		.16	.45	(.13)	—	(.13)	10.36	4.43	[4]	798		.73	[5]	5.75	[5]
12/31/16	9.06	.58		1.01	1.59	(.61)	—	(.61)	10.04	17.69		799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)		765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63		929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60		1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70		1,135		.73		7.00
Class 3:
6/30/17[2,3]	10.22	.30		.16	.46	(.13)	—	(.13)	10.55	4.46	[4]	13		.66	[5]	5.82	[5]
12/31/16	9.22	.59		1.03	1.62	(.62)	—	(.62)	10.22	17.68		13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)		12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59		16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77		19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67		21		.66		7.07
Class 4:
6/30/17[2,3]	10.79	.30		.16	.46	(.12)	—	(.12)	11.13	4.29	[4]	22		.98	[5]	5.48	[5]
12/31/16	9.73	.60		1.07	1.67	(.61)	—	(.61)	10.79	17.29		21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)		1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35		—	[10]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81		—	[10]	.93		5.82
12/31/12[2,8]	11.80	.04		— [12]	.04	(.68)	—	(.68)	11.16	.34	[4,9]	—	[10]	.02	[4,9]	.35	[4,9]

Mortgage Fund

Class 1:
6/30/17[2,3]	$10.56	$.08		$.08	$.16	$(.03)	$(.07)	$(.10)	$10.62	1.51%[4]		$273		.44%[5]		1.48%[5]
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50		269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09		272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54		292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)		198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57		87		.45		.08
Class 1A:
6/30/17[2,3,7]	10.55	.07		.09	.16	(.03)	(.07)	(.10)	10.61	1.52	[4]	—	[10]	.32	[4]	.68	[4]
Class 2:
6/30/17[2,3]	10.54	.06		.09	.15	(.03)	(.07)	(.10)	10.59	1.37	[4]	62		.69	[5]	1.23	[5]
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25		63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86		59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23		52		.70		.91
12/31/13	10.46	—	[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)		49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38		49		.70		(.16)
Class 4:
6/30/17[2,3]	10.48	.05		.08	.13	(.02)	(.07)	(.09)	10.52	1.25	[4]	10		.94	[5]	.98	[5]
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01		8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62		11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98		1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[9]		—	[10]	.38	[9]	.23	[9]
12/31/12[2,8]	10.60	—	[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	[4,9]	—	[10]	.02	[4,9]	.04	[4,9]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/17[2,3]	$11.27	$.03	$—	[12]	$.03	$11.30	.27%[4]	$32		.34%[5]		.50%[5]
12/31/16[13]	11.26	.01	—	[12]	.01	11.27	.09	37		.35		.11
12/31/15	11.28	(.03)	.01		(.02)	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	—		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[12]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
Class 1A:
6/30/17[2,3,7]	11.27	.03	—	[12]	.03	11.30	.27 [4,9]	—	[10]	.16	[4,9]	.25 [4,9]
Class 2:
6/30/17[2,3]	10.99	.01	—	[12]	.01	11.00	.09 [4]	257		.59	[5]	.25 [5]
12/31/16[13]	11.01	(.02)	—	[12]	(.02)	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	—	[12]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[12]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[12]	(.05)	11.17	(.45)	459		.59		(.47)
Class 3:
6/30/17[2,3]	11.10	.02	—	[12]	.02	11.12	.18 [4]	4		.52	[5]	.33 [5]
12/31/16[13]	11.11	(.01)	—	[12]	(.01)	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	—	[12]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[12]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
Class 4:
6/30/17[2,3]	11.12	— [12]	—		— [12]	11.12	(.00)[4]	17		.84	[5]	.02 [5]
12/31/16[13]	11.17	(.04)	(.01)		(.05)	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	—	[12]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[12]	(.04)	11.30	(.35)[9]	—	[10]	.37	[9]	(.32)[9]
12/31/12[2,8]	11.34	— [12]	—	[12]	— [12]	11.34	.00 [4,9]	—	[10]	.02	[4,9]	(.01)[4,9]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/17[2,3]	$12.05	$.10	$.13	$.23	$(.04)	$—	$(.04)	$12.24	1.87%[4]	$1,328		.35%[5]		1.62%[5]
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
Class 1A:
6/30/17[2,3,7]	12.05	.10	.13	.23	(.04)	—	(.04)	12.24	1.87 [4]	—	[10]	.24	[5]	.82	[5]
Class 2:
6/30/17[2,3]	11.93	.08	.13	.21	(.03)	—	(.03)	12.11	1.76 [4]	1,487		.60	[5]	1.37	[5]
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
Class 3:
6/30/17[2,3]	12.07	.09	.13	.22	(.03)	—	(.03)	12.26	1.83 [4]	11		.53	[5]	1.44	[5]
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
Class 4:
6/30/17[2,3]	11.96	.07	.12	.19	(.02)	—	(.02)	12.13	1.62 [4]	57		.85	[5]	1.12	[5]
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[10]	.84		.68
12/31/12[2,8]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[4,9]	—	[10]	.02	[4,9]	.05	[4,9]

		Income from investment operations[1]				Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/17[2,3]	$10.71	$—	[12]	$1.51	$1.51	$(.07)	$(.20)	$(.27)	$11.95	14.10%[4,9]		$1		.52%[5,9]		.36%[5,9]		.70%[5,9]		.03%[5,9]
12/31/16	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[9]	1		.50	[9]	.34	[9]	.68	[9]	.79	[9]
12/31/15	11.37	.09		.03	.12	—	—	—	11.49	1.06	[9]	—	[10]	.53	[9]	.29	[9]	.63	[9]	.80	[9]
12/31/14	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[9]	—	[10]	.50	[9]	.32	[9]	.65	[9]	2.71	[9]
12/31/13[2,16]	10.00	.12		1.38	1.50	(.07)	—	(.07)	11.43	15.05	[4,9]	—	[10]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
6/30/17[2,3]	10.64	(.02)		1.50	1.48	(.04)	(.20)	(.24)	11.88	13.91	[4]	245		.79	[5]	.63	[5]	.97	[5]	(.27)[5]
12/31/16	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04		.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[2,16]	10.00	.12		1.37	1.49	(.06)	—	(.06)	11.43	14.94	[4,9]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

196	American Funds Insurance Series

		Income from investment operations[1]				Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk International Fund

Class P1:
6/30/17[2,3]	$8.89	$.02		$1.48	$1.50	$(.10)	$(.12)	$(.22)	$10.17	16.87%[4,9]		$—	[10]	.38%[5,9]		.22%[5,9]		.73%[5,9]		.34%[5,9]
12/31/16	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[9]		—	[10]	.39	[9]	.23	[9]	.74	[9]	1.15	[9]
12/31/15	10.10	.18		(.80)	(.62)	— [12]	—	— [12]	9.48	(6.12)[9]		—	[10]	.45	[9]	.21	[9]	.72	[9]	1.75	[9]
12/31/14	10.82	.14		(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[9]		—	[10]	.50	[9]	.25	[9]	.76	[9]	1.33	[9]
12/31/13[2,16]	10.00	.13		.78	.91	(.09)	—	(.09)	10.82	9.08	[4,9]	—	[10]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
6/30/17[2,3]	8.83	.01		1.46	1.47	(.08)	(.12)	(.20)	10.10	16.57	[4]	124		.79	[5]	.63	[5]	1.14	[5]	.12	[5]
12/31/16	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)		97		.79		.63		1.14		.97
12/31/15	10.09	.13		(.79)	(.66)	— [12]	—	— [12]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16		(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[2,16]	10.00	.18		.72	.90	(.08)	—	(.08)	10.82	8.99	[4,9]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/17[2,3]	$11.67	$.02		$.61	$.63	$(.15)	$(.19)	$(.34)	$11.96	5.37%[4,9]		$—	[10]	.42%[5,9]		.27%[5,9]		.66%[5,9]		.31%[5,9]
12/31/16	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77	[9]	—	[10]	.43	[9]	.27	[9]	.67	[9]	1.83	[9]
12/31/15	11.70	.19		(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[9]		—	[10]	.50	[9]	.27	[9]	.66	[9]	1.64	[9]
12/31/14	11.05	.40		.55	.95	(.30)	—	(.30)	11.70	8.58	[9]	—	[10]	.50	[9]	.31	[9]	.70	[9]	3.43	[9]
12/31/13[2,16]	10.00	.20		1.01	1.21	(.16)	—	(.16)	11.05	12.16	[4,9]	—	[10]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
6/30/17[2,3]	11.61	.01		.59	.60	(.15)	(.19)	(.34)	11.87	5.11	[4]	361		.79	[5]	.63	[5]	1.03	[5]	.13	[5]
12/31/16	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39		291		.79		.63		1.03		2.04
12/31/15	11.67	.18		(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50		.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[2,16]	10.00	.28		.92	1.20	(.15)	—	(.15)	11.05	12.05	[4,9]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund

Class P1:
6/30/17[2,3]	$11.07	$.02		$.99	$1.01	$(.13)	$(.50)	$(.63)	$11.45	9.11%[4,9]		$2		.53%[5,9]		.37%[5,9]		.65%[5,9]		.27%[5,9]
12/31/16	11.25	.16		.52	.68	(.16)	(.70)	(.86)	11.07	6.49	[9]	1		.52	[9]	.36	[9]	.64	[9]	1.46	[9]
12/31/15	11.67	.25		(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[9]		1		.56	[9]	.31	[9]	.59	[9]	2.17	[9]
12/31/14	11.50	.35		.21	.56	(.14)	(.25)	(.39)	11.67	4.85	[9]	—	[10]	.45	[9]	.25	[9]	.52	[9]	2.94	[9]
12/31/13[2,16]	10.00	.14		1.47	1.61	(.11)	—	(.11)	11.50	16.15	[4,9]	—	[10]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5,9]
Class P2:
6/30/17[2,3]	11.02	—	[12]	1.00	1.00	(.12)	(.50)	(.62)	11.40	9.10	[4]	184		.79	[5]	.63	[5]	.91	[5]	(.04)[5]
12/31/16	11.22	.12		.52	.64	(.14)	(.70)	(.84)	11.02	6.08		160		.79		.63		.91		1.13
12/31/15	11.65	.12		(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16		.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[2,16]	10.00	.20		1.40	1.60	(.10)	—	(.10)	11.50	16.04	[4,9]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income from investment operations[1]				Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Asset Allocation Fund

Class P1:
6/30/17[2,3]	$12.02	$.02		$.88	$.90	$(.10)	$(.12)	$(.22)	$12.70	7.53%[4]		$1,466		.43%[5]		.38%[5]		.66%[5]		.30%[5]
12/31/16	11.72	.19		.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217		.43		.38		.66		1.65
12/31/15	12.29	.25		(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712		.54		.40		.68		2.06
12/31/14	11.93	.13		.26	.39	(.03)	—	(.03)	12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27		1.81	2.08	(.14)	—	(.14)	11.93	20.82	[9]	112		.55	[9]	.47	[9]	.75	[9]	2.37	[9]
12/31/12[2,17]	10.00	.15		(.03)	.12	(.13)	—	(.13)	9.99	1.24	[4,9]	—	[10]	.15	[5,9]	.07	[5,9]	.37	[5,9]	1.72	[5,9]
Class P2:
6/30/17[2,3]	12.01	—	[12]	.89	.89	(.10)	(.12)	(.22)	12.68	7.43	[4]	2,620		.68	[5]	.63	[5]	.91	[5]	.03	[5]
12/31/16	11.71	.14		.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342		.68		.63		.91		1.20
12/31/15	12.27	.14		(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16		.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28		1.77	2.05	(.11)	—	(.11)	11.93	20.58	[9]	795		.80	[9]	.73	[9]	1.01	[9]	2.43	[9]
12/31/12[2,17]	10.00	.17		(.05)	.12	(.13)	—	(.13)	9.99	1.21	[4,9]	—	[10]	.24	[5,9]	.11	[5,9]	.41	[5,9]	2.38	[5,9]

	Six months ended		Period ended December 31
Portfolio turnover rate for all share classes[18]	June 30, 2017[2,3,4]		2016		2015	2014		2013		2012
Global Growth Fund	25%		27%		29%	22%		39%		22%
Global Small Capitalization Fund	18		40		36	28		36		40
Growth Fund	16		26		20	29		19		21
International Fund	16		31		37	18		21		29
New World Fund	41		32		39	36		43		32
Blue Chip Income and Growth Fund	20		30		26	37		30		36
Global Growth and Income Fund	23		57		37	28		31		30
Growth-Income Fund	15		27		25	25		19		25
International Growth and Income Fund	35		32		35	34		34		31
Capital Income Builder Fund	37		53		128	35	[4,11]
Asset Allocation Fund	39		83		76	88		74		61
Global Balanced Fund	23		65		76	73		81		80
Bond Fund	247		375		434	365		354		253
Global Bond Fund	60		154		159	200		213		160
High-Income Bond Fund	45		89		66	54		64		48
Mortgage Fund	428		713		1103	790		715		444
Ultra-Short Bond Fund	—	[19]	—	[13,19,20]	N/A	N/A		N/A		N/A
U.S. Government/AAA-Rated Securities Fund	388		539		901	387		621		447
Managed Risk Growth Fund	5		15		16	22		10	[2,4,16]
Managed Risk International Fund	4		26		15	22		6	[2,4,16]
Managed Risk Blue Chip Income and Growth Fund	5		9		20	22		3	[2,4,16]
Managed Risk Growth-Income Fund	3		14		11	28		2	[2,4,16]
Managed Risk Asset Allocation Fund	—	[19]	3		3	3		3		—	[2,4,17,19]

Portfolio turnover rate for all share classes	Six months ended	Period ended December 31
excluding mortgage dollar roll transactions[18]	June 30, 2017[2,3,4]	2016	2015	2014	2013	2012

Capital Income Builder	19%	41%	38%	24%[4,12]
Asset Allocation Fund	21	43	28	42
Global Balanced Fund	17	43	36	40
Bond Fund	102	108	141	121	Not available
Global Bond Fund	44	70	88	134
Mortgage Fund	60	113	138	108
U.S. Government/AAA-Rated Securities Fund	81	273	352	88

198	American Funds Insurance Series

[1]	Based on average shares outstanding.
[2]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Class 4 shares began investment operations on December 14, 2012.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]	Amount less than $.01.
[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[15]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[16]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[17]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[18]	Refer to Note 5 for further information on mortgage dollar rolls.
[19]	Amount is either less than 1% or there is no turnover.
[20]	As revised to correct the December 31, 2016, portfolio turnover rate. Rate previously presented was 300%.

See Notes to Financial Statements

American Funds Insurance Series	199

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2017, through June 30, 2017).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

200	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,187.51	$2.98	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 1A – actual return[2]	1,000.00	1,164.85	4.05	.78
Class 1A – assumed 5% return[2]	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	1,185.67	4.34	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 4 – actual return	1,000.00	1,184.45	5.69	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,128.20	$3.85	.73%
Class 1 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 1A – actual return[2]	1,000.00	1,102.63	4.74	.94
Class 1A – assumed 5% return[2]	1,000.00	1,020.13	4.71	.94
Class 2 – actual return	1,000.00	1,127.06	5.17	.98
Class 2 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 4 – actual return	1,000.00	1,125.66	6.48	1.23
Class 4 – assumed 5% return	1,000.00	1,018.70	6.16	1.23
Growth Fund
Class 1 – actual return	$1,000.00	$1,151.48	$1.87	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 1A – actual return[2]	1,000.00	1,124.75	2.95	.58
Class 1A – assumed 5% return[2]	1,000.00	1,021.92	2.91	.58
Class 2 – actual return	1,000.00	1,150.04	3.20	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 – actual return	1,000.00	1,150.49	2.83	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 4 – actual return	1,000.00	1,148.65	4.53	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85
International Fund
Class 1 – actual return	$1,000.00	$1,187.06	$2.87	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return[2]	1,000.00	1,161.69	3.89	.75
Class 1A – assumed 5% return[2]	1,000.00	1,021.08	3.76	.75
Class 2 – actual return	1,000.00	1,185.45	4.23	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 3 – actual return	1,000.00	1,186.37	3.85	.71
Class 3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	1,184.80	5.58	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,145.94	$3.99	.75%
Class 1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 1A – actual return[2]	1,000.00	1,121.05	4.88	.96
Class 1A – assumed 5% return[2]	1,000.00	1,020.03	4.81	.96
Class 2 – actual return	1,000.00	1,144.77	5.32	1.00
Class 2 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 4 – actual return	1,000.00	1,143.21	6.64	1.25
Class 4 – assumed 5% return	1,000.00	1,018.60	6.26	1.25

See end of tables for footnotes.

American Funds Insurance Series	201

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,058.20	$2.09	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return[2]	1,000.00	1,040.53	2.98	.61
Class 1A – assumed 5% return[2]	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,057.61	3.37	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,055.18	4.64	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,148.78	$3.30	.62%
Class 1 – assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 1A – actual return[2]	1,000.00	1,132.25	3.12	.61
Class 1A – assumed 5% return[2]	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,147.00	4.63	.87
Class 2 – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 4 – actual return	1,000.00	1,145.78	5.96	1.12
Class 4 – assumed 5% return	1,000.00	1,019.24	5.61	1.12
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,098.97	$1.46	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return[2]	1,000.00	1,074.84	2.39	.48
Class 1A – assumed 5% return[2]	1,000.00	1,022.41	2.41	.48
Class 2 – actual return	1,000.00	1,097.65	2.76	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,098.35	2.39	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,096.35	4.05	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,155.39	$3.53	.66%
Class 1 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 1A – actual return[2]	1,000.00	1,138.89	3.54	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,154.82	4.86	.91
Class 2 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Class 4 – actual return	1,000.00	1,152.92	6.19	1.16
Class 4 – assumed 5% return	1,000.00	1,019.04	5.81	1.16
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,082.74	$2.74	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return[2]	1,000.00	1,068.83	3.42	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,081.55	4.03	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 4 – actual return	1,000.00	1,079.18	5.31	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03

202	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,082.81	$1.50	.29%
Class 1 – assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 1A – actual return[2]	1,000.00	1,068.08	2.63	.53
Class 1A – assumed 5% return[2]	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,081.69	2.79	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,081.96	2.43	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,080.20	4.07	.79
Class 4 – assumed 5% return	1,000.00	1,020.88	3.96	.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,111.92	$3.61	.69%
Class 1 – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 1A – actual return[2]	1,000.00	1,101.96	3.48	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,111.21	4.92	.94
Class 2 – assumed 5% return	1,000.00	1,020.13	4.71	.94
Class 4 – actual return	1,000.00	1,110.00	6.23	1.19
Class 4 – assumed 5% return	1,000.00	1,018.89	5.96	1.19
Bond Fund
Class 1 – actual return	$1,000.00	$1,026.20	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class 1A – actual return[2]	1,000.00	1,023.36	2.91	.60
Class 1A – assumed 5% return[2]	1,000.00	1,021.82	3.01	.60
Class 2 – actual return	1,000.00	1,025.11	3.16	.63
Class 2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 4 – actual return	1,000.00	1,022.88	4.41	.88
Class 4 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,050.89	$2.90	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return[2]	1,000.00	1,050.87	2.85	.58
Class 1A – assumed 5% return[2]	1,000.00	1,021.92	2.91	.58
Class 2 – actual return	1,000.00	1,049.45	4.17	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	1,048.81	5.44	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07

See end of tables for footnotes.

American Funds Insurance Series	203

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,046.04	$2.44	.48%
Class 1 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 1A – actual return[2]	1,000.00	1,035.87	3.42	.70
Class 1A – assumed 5% return[2]	1,000.00	1,021.32	3.51	.70
Class 2 – actual return	1,000.00	1,044.30	3.70	.73
Class 2 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 3 – actual return	1,000.00	1,044.58	3.35	.66
Class 3 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,042.87	4.96	.98
Class 4 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,015.13	$2.20	.44%
Class 1 – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 1A – actual return[2]	1,000.00	1,015.16	3.24	.67
Class 1A – assumed 5% return[2]	1,000.00	1,021.47	3.36	.67
Class 2 – actual return	1,000.00	1,013.74	3.45	.69
Class 2 – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 4 – actual return	1,000.00	1,012.49	4.69	.94
Class 4 – assumed 5% return	1,000.00	1,020.13	4.71	.94
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,002.66	$1.69	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return[2]	1,000.00	1,002.66	1.58	.33
Class 1A – assumed 5% return[2]	1,000.00	1,023.16	1.66	.33
Class 2 – actual return	1,000.00	1,000.91	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,001.80	2.58	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,000.00	4.17	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,018.67	$1.75	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 1A – actual return[2]	1,000.00	1,018.67	2.47	.51
Class 1A – assumed 5% return[2]	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	1,017.59	3.00	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 – actual return	1,000.00	1,018.30	2.65	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 4 – actual return	1,000.00	1,016.22	4.25	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85

204	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1,3]	Annualized expense ratio[3]	Effective expenses paid during period[4]	Effective annualized expense ratio[5]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,141.01	$1.91	.36%	$3.72	.70%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.51	.70
Class P2 – actual return	1,000.00	1,139.10	3.34	.63	5.14	.97
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.86	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,168.73	$1.18	.22%	$3.93	.73%
Class P1 – assumed 5% return	1,000.00	1,023.70	1.10	.22	3.66	.73
Class P2 – actual return	1,000.00	1,165.74	3.38	.63	6.12	1.14
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	5.71	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,053.66	$1.32	.26%	$3.36	.66%
Class P1 – assumed 5% return	1,000.00	1,023.51	1.30	.26	3.31	.66
Class P2 – actual return	1,000.00	1,051.08	3.20	.63	5.24	1.03
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	5.16	1.03
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,091.07	$1.92	.37%	$3.37	.65%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.26	.65
Class P2 – actual return	1,000.00	1,091.03	3.27	.63	4.72	.91
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.56	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,075.26	$1.96	.38%	$3.40	.66%
Class P1 – assumed 5% return	1,000.00	1,022.91	1.91	.38	3.31	.66
Class P2 – actual return	1,000.00	1,074.33	3.24	.63	4.68	.91
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.56	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on January 6, 2017. The “assumed 5% return” line is based on 181 days.
[3]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[4]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[5]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	205

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206	American Funds Insurance Series

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American Funds Insurance Series	207

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

208	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2017, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.2 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.3

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.
[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

American Funds Insurance Series® Portfolio SeriesSM Semi-annual report for the six months ended June 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2017.

		Lifetime	Gross	Net
	1 year	(since 5/1/15)	expense ratio	expense ratio

American Funds Global Growth Portfolio, Class 4	21.19%	6.22%	1.37%	1.18%
American Funds Growth and Income Portfolio, Class 4	11.31	4.97	1.01	1.00
American Funds Managed Risk Growth Portfolio, Class P2	13.39	3.45	1.15	1.01
American Funds Managed Risk Growth and Income Portfolio, Class P2	11.08	3.17	1.21	1.07
American Funds Managed Risk Global Allocation Portfolio, Class P2	12.24	2.20	1.32	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus available at the time of publication. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets for Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. In addition, the investment adviser is currently reimbursing a portion of the other expenses for all portfolio series funds. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. The waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Please see the series most recent prospectus for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of June 30, 2017. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Contents

1	Letter to investors

Investment portfolios

5	American Funds Global Growth Portfolio
6	American Funds Growth and Income Portfolio
8	American Funds Managed Risk Growth Portfolio
10	American Funds Managed Risk Growth and Income Portfolio
12	American Funds Managed Risk Global Allocation Portfolio
14	Financial statements

Fellow investors:

We are pleased to present this semi-annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The series was created by the American Funds Portfolio Oversight Committee, a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. In creating the series, the Committee carefully selects a mix of individual American Funds Insurance Series funds. Each fund in the series is regularly monitored by the Committee.

Amid signs of economic improvement, global stocks on the whole rallied in 2017. Strong corporate earnings combined with accommodative monetary policy in a number of countries helped to offset investors’ concerns about increasing populism and geopolitical uncertainty. U.S. stocks closed higher in anticipation of the Trump administration reducing regulations and delivering tax reforms. The U.S. Federal Reserve also increased short-term interest rates by a quarter percentage point in both March and June, lending credence to the case for continued growth and economic stability.

Overseas, European stocks rose despite political turmoil ahead of pivotal elections in the U.K. and France that served as referenda on the future of Europe. Markets cheered Emmanuel Macron’s victory as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed some of the best results with solid gains across Asia. Chinese stocks edged higher as industrial production remained robust and the government introduced policies to cool the housing market. Indian equities also rose despite the currency demonetization initiative announced by Prime Minister Modi last November as part of his efforts to curtail corruption.

For the six months ended June 30, 2017, the Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 9.34%. The Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, registered a gain of 2.27%, while the Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above)3, rose 4.41%.

Though brief, this semi-annual period was an excellent one for the series. All five funds in the series recorded positive returns.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Global Growth Portfolio rose 15.48%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, advanced 11.48%.

American Funds Growth and Income Portfolio gained 8.56%. The 70%/30% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index,5 which is a blend of the Standard & Poor’s 500 Composite Index and the Bloomberg Barclays U.S. Aggregate Index, climbed 7.19%.

American Funds Managed Risk Growth Portfolio recorded a return of 9.18%. Standard & Poor’s 500 Managed Risk Index — Moderate6 gained 7.16%. The Standard & Poor’s 500 Composite Index1 advanced 9.34%, while the Bloomberg Barclays U.S. Aggregate Index2 rose 2.27%.

American Funds Managed Risk Growth and Income Portfolio increased 9.19%. Standard & Poor’s 500 Managed Risk Index — Moderate6 ticked up 7.16%. The Standard & Poor’s 500 Composite Index1 advanced 9.34%, while the Bloomberg Barclays U.S. Aggregate Index2 rose 2.27%.

American Funds Managed Risk Global Allocation Portfolio climbed 11.16%. Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate6 rose 8.93%. The MSCI ACWI (All Country World Index)4 advanced 11.48%, while the Bloomberg Barclays Global Aggregate Index2 rose 4.41%.

Historically, stock markets have experienced periods of volatility. It is important to note that the managed risk portfolios employ a risk-management overlay. As such, the portfolios may lag in a strong market environment, but they have been designed to reduce volatility and provide downside protection, which can be very beneficial to certain investors.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again at fiscal year-end.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

August 16, 2017

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	S&P 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	The index blend weights the total returns of the two indexes at the corresponding percentages. The result assumes the blend is rebalanced monthly.
[6]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard and Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

American Funds

Global Growth Portfolio

Underlying allocations as of 6/30/17:
30%	Global Growth Fund
10%	Global Small Capitalization Fund
10%	Growth Fund
20%	New World Fund®
30%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series Funds (AFIS) in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the six months ended June 30, 2017, the fund’s shares had a return of 15.48%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds

Growth and Income Portfolio

Underlying allocations as of 6/30/17:
15%	Growth Fund
10%	Global Growth and Income Fund
20%	Growth-Income Fund
25%	Capital Income Builder®
20%	Bond Fund
10%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2017, the fund’s shares had a return of 8.56%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds

Managed Risk Growth Portfolio

Underlying allocations as of 6/30/17:
9.4%	Global Small Capitalization Fund
23.5%	Growth Fund
9.4%	International Fund
9.4%	Blue Chip Income and Growth Fund
18.8%	Growth-Income Fund
23.6%	Bond Fund
5.9%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the six months ended June 30, 2017, the fund’s shares had a return of 9.18%. All of the fund’s underlying funds recorded positive returns during this period.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

American Funds Managed Risk

Growth and Income Portfolio

Underlying allocations as of 6/30/17:
14.2%	Growth Fund
18.9%	Global Growth and Income Fund
18.9%	Growth-Income Fund
23.7%	Capital Income Builder®
9.5%	Bond Fund
9.5%	Global Bond Fund
5.3%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2017, the fund’s shares had a return of 9.19%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Managed Risk

Global Allocation Portfolio

Underlying allocations as of 6/30/17:
14.1%	Global Growth Fund
9.4%	International Fund
18.8%	Global Growth and Income Fund
9.4%	Asset Allocation Fund
23.5%	Global Balanced Fund
18.9%	Global Bond Fund
5.9%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity income, balanced, asset allocation and fixed income funds.

For the six months ended June 30, 2017, the fund’s shares had a return of 11.16%. All of the fund’s underlying funds recorded positive returns during this period.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio June 30, 2017		unaudited

Growth funds 70.09%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	230,353	$6,379
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	94,213	2,142
American Funds Insurance Series – Growth Fund, Class 1	30,427	2,132
American Funds Insurance Series – New World Fund, Class 1	188,553	4,254

Total growth funds (cost: $14,062,000)		14,907

Growth-and-income funds 29.99%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	435,363	6,378

Total growth-and-income funds (cost: $5,792,000)		6,378
Total investment securities 100.08% (cost: $19,854,000)		21,285
Other assets less liabilities (0.08)%		(16)

Net assets 100.00%		$21,269

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)
American Funds Insurance Series - Global Growth Fund, Class 1	164,578	78,334	12,559	230,353	$36	$652	$7	$6,379
American Funds Insurance Series - Global Growth and Income Fund, Class 1	304,002	147,554	16,193	435,363	25	568	20	6,378
American Funds Insurance Series - New World Fund, Class 1	133,810	62,902	8,159	188,553	22	413	7	4,254
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	65,186	33,879	4,852	94,213	12	175	9	2,142
American Funds Insurance Series - Growth Fund, Class 1	19,607	11,905	1,085	30,427	11	22	3	2,132
					$106	$1,830	$46	$21,285

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	5

American Funds Growth and Income Portfolio

Investment portfolio June 30, 2017		unaudited

Growth funds 15.03%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	236,775	$16,593

Total growth funds (cost: $16,349,000)		16,593

Growth-and-income funds 30.05%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	752,057	11,018
American Funds Insurance Series – Growth-Income Fund, Class 1	486,117	22,152

Total growth-and-income funds (cost: $32,160,000)		33,170

Equity-income and Balanced funds 25.00%
American Funds Insurance Series – Capital Income Builder, Class 1	2,735,051	27,597

Total equity-income and balanced funds (cost: $26,500,000)		27,597

Fixed income funds 30.00%
American Funds Insurance Series – Bond Fund, Class 1	2,065,574	22,432
American Funds Insurance Series – Global Bond Fund, Class 1	911,237	10,679

Total fixed income funds (cost: $33,267,000)		33,111
Total investment securities 100.08% (cost: $108,276,000)		110,471
Other assets less liabilities (0.08)%		(84)

Net assets 100.00%		$110,387

6	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)
American Funds Insurance Series - Capital Income Builder, Class 1	1,749,839	1,138,528	153,316	2,735,051	$84	$1,284	$361	$27,597
American Funds Insurance Series - Bond Fund, Class 1	1,226,059	944,650	105,135	2,065,574	24	16	121	22,432
American Funds Insurance Series - Growth-Income Fund, Class 1	298,183	215,480	27,546	486,117	161	1	59	22,152
American Funds Insurance Series - Growth Fund, Class 1	147,587	104,671	15,483	236,775	179	86	25	16,593
American Funds Insurance Series - Global Growth and Income Fund, Class 1	508,443	290,358	46,744	752,057	64	951	34	11,018
American Funds Insurance Series - Global Bond Fund, Class 1	591,390	393,715	73,868	911,237	35	347	—	10,679
					$547	$2,685	$600	$110,471

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	7

American Funds Managed Risk Growth Portfolio

Investment portfolio June 30, 2017		unaudited

Growth funds 42.30%	Shares	Value (000)
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	3,135,726	$71,307
American Funds Insurance Series – Growth Fund, Class 1	2,535,023	177,655
American Funds Insurance Series – International Fund, Class 1	3,625,841	71,320

Total growth funds (cost: $303,782,000)		320,282

Growth-and-income funds 28.22%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	5,191,562	71,332
American Funds Insurance Series – Growth-Income Fund, Class 1	3,122,333	142,285

Total growth-and-income funds (cost: $208,545,000)		213,617

Fixed income funds 23.61%
American Funds Insurance Series – Bond Fund, Class 1	16,457,115	178,724

Total fixed income funds (cost: $180,133,000)		178,724

Short-term securities 5.95%
Government Cash Management Fund	45,057,283	45,057

Total short-term securities (cost: $45,057,000)		45,057
Total investment securities 100.08% (cost: $737,517,000)		757,680
Other assets less liabilities (0.08)%		(630)

Net assets 100.00%		$757,050

8	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)
American Funds Insurance Series – Bond Fund, Class 1	12,375,045	4,200,389	118,319	16,457,115	$13	$584	$1,004	$178,724
American Funds Insurance Series – Growth Fund, Class 1	1,968,342	604,778	38,097	2,535,023	181	4,536	277	177,655
American Funds Insurance Series – Growth-Income Fund, Class 1	2,384,349	765,046	27,062	3,122,333	(9)	2,013	389	142,285
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	3,900,025	1,338,559	47,022	5,191,562	39	491	258	71,332
American Funds Insurance Series – International Fund, Class 1	3,173,873	539,681	87,713	3,625,841	(223)	9,845	240	71,320
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	2,622,287	551,099	37,660	3,135,726	(237)	7,263	292	71,307
					$(236)	$24,732	$2,460	$712,623

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio June 30, 2017		unaudited

Growth funds 14.20%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,445,997	$101,335

Total growth funds (cost: $96,588,000)		101,335

Growth-and-income funds 37.87%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	9,225,563	135,155
American Funds Insurance Series – Growth-Income Fund, Class 1	2,966,338	135,176

Total growth-and-income funds (cost: $250,226,000)		270,331

Equity-income and Balanced funds 23.67%
American Funds Insurance Series – Capital Income Builder, Class 1	16,748,854	168,996

Total equity-income and balanced funds (cost: $161,073,000)		168,996

Fixed income funds 19.01%
American Funds Insurance Series – Bond Fund, Class 1	6,247,978	67,853
American Funds Insurance Series – Global Bond Fund, Class 1	5,790,679	67,867

Total fixed income funds (cost: $134,791,000)		135,720

Short-term securities 5.33%
Government Cash Management Fund	38,058,225	38,058

Total short-term securities (cost: $38,058,000)		38,058

Total investment securities 100.08% (cost: $680,736,000)		714,440
Other assets less liabilities (0.08)%		(574)

Net assets 100.00%		$713,866

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)

American Funds Insurance Series – Capital Income Builder, Class 1	14,199,706	2,713,686	164,538	16,748,854	$(48)	$9,645	$2,371	$168,996
American Funds Insurance Series – Growth-Income Fund, Class 1	2,404,014	611,409	49,085	2,966,338	(72)	2,325	369	135,176
American Funds Insurance Series – Global Growth and Income Fund, Class 1	8,229,914	1,246,703	251,054	9,225,563	104	14,034	431	135,155
American Funds Insurance Series – Growth Fund, Class 1	1,188,104	308,382	50,489	1,445,997	240	2,752	158	101,335
American Funds Insurance Series – Global Bond Fund, Class 1	4,817,205	1,066,971	93,497	5,790,679	18	2,621	—	67,867
American Funds Insurance Series – Bond Fund, Class 1	5,004,889	1,314,916	71,827	6,247,978	5	243	380	67,853
					$247	$31,620	$3,709	$676,382

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio June 30, 2017		unaudited

Growth funds 23.52%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	958,005	$26,527
American Funds Insurance Series – International Fund, Class 1	898,759	17,679

Total growth funds (cost: $40,012,000)		44,206

Growth-and-income funds 18.83%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	2,414,727	35,376

Total growth-and-income funds (cost: $30,887,000)		35,376

Equity-income and Balanced funds 23.53%
American Funds Insurance Series – Global Balanced Fund, Class 1	3,601,330	44,224

Total equity-income and balanced funds (cost: $40,073,000)		44,224

Asset allocation funds 9.41%
American Funds Insurance Series – Asset Allocation Fund, Class 1	791,541	17,691

Total asset allocation funds (cost: $16,839,000)		17,691

Fixed income funds 18.88%
American Funds Insurance Series – Global Bond Fund, Class 1	3,026,867	35,475

Total fixed income funds (cost: $34,716,000)		35,475

Short-term securities 5.89%
Government Cash Management Fund	11,079,617	11,079

Total short-term securities (cost: $11,079,000)		11,079
Total investment securities 100.06% (cost: $173,606,000)		188,051
Other assets less liabilities (0.06)%		(117)

Net assets 100.00%		$187,934

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investment in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)

American Funds Insurance Series – Global Balanced Fund, Class 1	3,028,102	636,884	63,656	3,601,330	$21	$3,842	$—	$44,224
American Funds Insurance Series – Global Bond Fund, Class 1	2,392,255	708,261	73,649	3,026,867	21	1,301	—	35,475
American Funds Insurance Series – Global Growth and Income Fund, Class 1	2,061,528	403,495	50,296	2,414,727	15	3,523	112	35,376
American Funds Insurance Series – Global Growth Fund, Class 1	837,041	162,476	41,512	958,005	(55)	3,176	31	26,527
American Funds Insurance Series – Asset Allocation Fund, Class 1	619,029	185,374	12,862	791,541	20	319	55	17,691
American Funds Insurance Series – International Fund, Class 1	797,892	132,142	31,275	898,759	(77)	2,412	60	17,679
					$(55)	$14,573	$258	$176,972

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	13

Financial statements	unaudited
Statements of assets and liabilities at June 30, 2017	(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Assets:
Investment securities, at value:
Unaffiliated issuers		$—		$—		$45,057	$38,058	$11,079
Affiliated issuers		21,285		110,471		712,623	676,382	176,972
Receivables for:
Sales of investments		—		10		—	—	—
Sales of fund’s shares		43		26		416	734	561
Dividends and interest		—		—		30	26	7
		21,328		110,507		758,126	715,200	188,619

Liabilities:
Payables for:
Purchases of investments		42		26		384	680	517
Repurchases of fund’s shares		1		10		3	3	5
Investment advisory services		—		—		62	58	15
Services provided by related parties		4		22		596	564	146
Trustees’ deferred compensation		—	*	—	*	2	2	1
Other		12		62		29	27	1
		59		120		1,076	1,334	685
Net assets at June 30, 2017		$21,269		$110,387		$757,050	$713,866	$187,934

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,267		$103,878		$709,676	$658,367	$173,284
(Distribution in excess of) undistributed net investment income		(4)		359		429	1,741	(233)
Undistributed net realized gain		575		3,955		26,782	20,054	438
Net unrealized appreciation		1,431		2,195		20,163	33,704	14,445
Net assets at June 30, 2017		$21,269		$110,387		$757,050	$713,866	$187,934

Investment securities, at cost:
Unaffiliated issuers		$—		$—		$45,057	$38,058	$11,079
Affiliated issuers		19,854		108,276		692,460	642,678	162,527

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 4:	Net assets	$21,269		$110,387
	Shares outstanding	1,940		10,243
	Net asset value per share	$10.97		$10.78
Class P2:	Net assets					$757,050	$713,866	$187,934
	Shares outstanding					73,245	68,268	18,237
	Net asset value per share					$10.34	$10.46	$10.31

*	Amount less than one thousand.

See Notes to Financial Statements

14	American Funds Insurance Series – Portfolio Series

Statements of operations for the six months ended June 30, 2017	unaudited (dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio		Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio

Investment income:
Income:
Dividends from affiliated issuers	$46		$600		$2,460		$3,709		$258
Interest	—		—		130		112		32
	46		600		2,590		3,821		290
Fees and expenses:
Investment advisory services	—		—		502		481		122
Distribution services	22		112		837		801		204
Insurance administrative services	22		112		837		801		204
Transfer agent services	—	*	—	*	—	*	—	*	— *
Accounting and administrative services	—		—		33		32		27
Reports to shareholders	1		3		25		24		6
Registration statement and prospectus	1		6		34		38		9
Trustees’ compensation	—	*	1		3		3		1
Custodian	3		3		6		6		6
Other	—	*	—	*	302		281		49
Total fees and expenses before waivers/reimbursements	49		237		2,579		2,467		628
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		168		160		41
Miscellaneous fee reimbursements	—		—		301		289		73
Total waivers/reimbursements of fees and expenses	—		—		469		449		114
Total fees and expenses after waivers/reimbursements	49		237		2,110		2,018		514
Net investment (loss) income	(3)		363		480		1,803		(224)

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments
Affiliated issuers	106		547		(236)		247		(55)
Capital gain distributions received from affiliated issuers	485		3,417		31,481		21,652		2,700
	591		3,964		31,245		21,899		2,645
Net unrealized appreciation on:
Investments
Affiliated issuers	1,830		2,685		24,732		31,620		14,573
	1,830		2,685		24,732		31,620		14,573
Net realized gain and unrealized appreciation	2,421		6,649		55,977		53,519		17,218
Net increase in net assets resulting from operations	$2,418		$7,012		$56,457		$55,322		$16,994

*	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	15

Statements of changes in net assets	(dollars in thousands)

	Global Growth		Growth and Income		Managed Risk
	Portfolio		Portfolio		Growth Portfolio
	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
Operations:
Net investment (loss) income	$(3)	$107	$363	$750	$480	$4,685
Net realized gain (loss)	591	465	3,964	1,458	31,245	14,743
Net unrealized appreciation (depreciation)	1,830	(156)	2,685	(148)	24,732	2,059
Net increase in net assets resulting from operations	2,418	416	7,012	2,060	56,457	21,487

Dividends and distributions paid to shareholders:
Dividends from net investment income	(117)	(40)	(664)	(264)	(5,553)	(170)
Distributions from net realized gain on investments	(461)	(34)	(1,424)	(65)	(16,589)	—
Total dividends and distributions paid to shareholders	(578)	(74)	(2,088)	(329)	(22,142)	(170)

Net capital share transactions	6,245	7,024	39,284	49,365	154,367	292,939

Total increase in net assets	8,085	7,366	44,208	51,096	188,682	314,256

Net assets:
Beginning of period	13,184	5,818	66,179	15,083	568,368	254,112
End of period	$21,269	$13,184	$110,387	$66,179	$757,050	$568,368

Undistributed (distributions in excess of) net investment income	$(4)	$116	$359	$660	$429	$5,502

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Six months ended June 30 2017*	Year ended December 31 2016	Six months ended June 30 2017*	Year ended December 31 2016
Operations:
Net investment (loss) income	$1,803	$6,875	$(224)	$1,195
Net realized gain (loss)	21,899	2,110	2,645	(1,431)
Net unrealized appreciation (depreciation)	31,620	6,713	14,573	1,747
Net increase in net assets resulting from operations	55,322	15,698	16,994	1,511

Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,942)	(1,501)	(1,285)	—
Distributions from net realized gain on investments	(1,336)	—	—	—
Total dividends and distributions paid to shareholders	(7,278)	(1,501)	(1,285)	—

Net capital share transactions	96,373	324,108	28,479	76,917

Total increase in net assets	144,417	338,305	44,188	78,428

Net assets:
Beginning of period	569,449	231,144	143,746	65,318
End of period	$713,866	$569,449	$187,934	$143,746

Undistributed (distributions in excess of) net investment income	$1,741	$5,880	$(233)	$1,276

*	Unaudited.

See Notes to Financial Statements

16	American Funds Insurance Series – Portfolio Series

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Insurance Series – Portfolio Series	17

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At June 30, 2017, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

18	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series – Portfolio Series	19

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market

20	American Funds Insurance Series – Portfolio Series

prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds may enter into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

American Funds Insurance Series – Portfolio Series	21

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of June 30, 2017, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Asset Allocation Portfolio did not have any open futures contracts.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The series is not subject to examination by U.S. federal and state tax authorities for tax years before 2015, the year the funds commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the table in this section, one of the funds had a capital loss carryforward available at December 31, 2016. These will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

22	American Funds Insurance Series – Portfolio Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
As of December 31, 2016:
Undistributed ordinary income	$179	$1,123	$5,502	$5,880	$1,276
Undistributed long-term capital gain	397	962	16,526	1,282	—
Capital loss carryforward	—	—	—	—	(1,033)
As of June 30, 2017:
Gross unrealized appreciation on investment securities	1,417	2,522	16,701	32,467	13,127
Gross unrealized depreciation on investment securities	—	(337)	(1,409)	(691)	—
Net unrealized appreciation on investment securities	1,417	2,185	15,292	31,776	13,127
Cost of investment securities	19,868	108,286	742,388	682,664	174,924

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Portfolio

	Six months ended June 30, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$180	$398	$578	$59	$15	$74

Growth and Income Portfolio

	Six months ended June 30, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$1,126	$962	$2,088	$295	$34	$329

Managed Risk Growth Portfolio

	Six months ended June 30, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P2	$5,553	$16,589	$22,142	$170	$—	$170

Managed Risk Growth and Income Portfolio

	Six months ended June 30, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P2	$5,942	$1,336	$7,278	$1,501	$—	$1,501

American Funds Insurance Series – Portfolio Series	23

Managed Risk Global Allocation Portfolio

	Six months ended June 30, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$1,285	$—	$1,285	$—	$—	$—

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of average daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2017, total investment advisory services fees waived by CRMC were $369,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.01% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

24	American Funds Insurance Series – Portfolio Series

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the three managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2017, total expenses reimbursed by CRMC were $663,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 4	$6,649	630	$578	53	$(982)	(93)	$6,245	590

Year ended December 31, 2016
Class 4	$8,315	872	$74	8	$(1,365)	(145)	$7,024	735

Growth and Income Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 4	$43,989	4,156	$2,088	194	$(6,793)	(639)	$39,284	3,711

Year ended December 31, 2016
Class 4	$51,768	5,207	$330	33	$(2,733)	(277)	$49,365	4,963

Managed Risk Growth Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P2	$142,254	13,867	$22,142	2,145	$(10,029)	(982)	$154,367	15,030

Year ended December 31, 2016
Class P2	$300,584	31,967	$170	18	$(7,815)	(827)	$292,939	31,158

American Funds Insurance Series – Portfolio Series	25

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P2	$104,321	10,273	$7,278	697	$(15,226)	(1,513)	$96,373	9,457

Year ended December 31, 2016
Class P2	$326,402	34,352	$1,501	155	$(3,795)	(397)	$324,108	34,110

Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of dividends		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P2	$32,276	3,244	$1,285	125	$(5,082)	(522)	$28,479	2,847

Year ended December 31, 2016
Class P2	$87,466	9,446	$—	—	$(10,549)	(1,122)	$76,917	8,324

9. Investment transactions

Each fund made purchases and sales of investment securities during the six months ended June 30, 2017, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$7,070	$47,615	$165,301	$121,093	$32,441
Sales of investment securities*	916	6,600	8,390	12,873	4,193

*	Excludes short-term securities and U.S. government obligations, if any.

26	American Funds Insurance Series – Portfolio Series

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net (loss) income to average net assets[2]

Global Growth Portfolio

Class 4:
6/30/17[5,6]	$9.77	$—	[7]	$1.51	$1.51	$(.06)	$(.25)	$(.31)	$10.97	15.48%[8]	$21	.56%[9]		.56%[9]		1.18%[9]		(.03)%[9]
12/31/16	9.45	.12		.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/15[5,10]	10.00	.12		(.67)	(.55)	—	—	—	9.45	(5.50)[8]	6	1.02	[9]	.58	[9]	1.20	[9]	1.91	[9]

Growth and Income Portfolio

Class 4:
6/30/17[5,6]	$10.13	$.04		$.83	$.87	$(.07)	$(.15)	$(.22)	$10.78	8.56%[8]	$110	.53%[9]		.53%[9]		.97%[9]		.81%[9]
12/31/16	9.61	.23		.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/15[5,10]	10.00	.20		(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[8]	15	.79	[9]	.58	[9]	1.05	[9]	3.14	[9]

Managed Risk Growth Portfolio

Class P2:
6/30/17[5,6]	$9.76	$.01		$.89	$.90	$(.08)	$(.24)	$(.32)	$10.34	9.18%[8]	$757	.77%[9]		.63%[9]		1.02%[9]		.14%[9]
12/31/16	9.39	.11		.26	.37	— [7]	—	— [7]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/15[5,10]	10.00	.18		(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[8]	254	.86	[9]	.61	[9]	1.01	[9]	2.77	[9]

Managed Risk Growth and Income Portfolio

Class P2:
6/30/17[5,6]	$9.68	$.03		$.86	$.89	$(.09)	$(.02)	$(.11)	$10.46	9.19%[8]	$714	.77%[9]		.63%[9]		1.08%[9]		.56%[9]
12/31/16	9.36	.16		.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/15[5,10]	10.00	.18		(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[8]	231	.86	[9]	.61	[9]	1.08	[9]	2.85	[9]

Managed Risk Global Allocation Portfolio

Class P2:
6/30/17[5,6]	$9.34	$(.01)		$1.05	$1.04	$(.07)	$—	$(.07)	$10.31	11.16%[8]	$188	.77%[9]		.63%[9]		1.20%[9]		(.27)%[9]
12/31/16	9.24	.10		— [7]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/15[5,10]	10.00	.14		(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[8]	65	.90	[9]	.56	[9]	1.13	[9]	2.22	[9]

	Six months ended	For the year ended	For the period ended
Portfolio turnover rate	June 30, 2017[5,6,8]	December 31, 2016	December 31, 2015[5,8,10]
Global Growth Portfolio	5%	17%	32%
Growth and Income Portfolio	7	18	10
Managed Risk Growth Portfolio	1	6	4
Managed Risk Growth and Income Portfolio	2	3	4
Managed Risk Global Allocation Portfolio	3	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See Expense Example for further information regarding fees and expenses.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Amount less than $.01.
[8]	Not annualized.
[9]	Annualized.
[10]	For the period May 1, 2015, commencement of operations, through December 31, 2015.

American Funds Insurance Series – Portfolio Series	27

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2017, through June 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	American Funds Insurance Series – Portfolio Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 — actual return	$1,000.00	$1,154.81	$2.99	.56%	$6.30	1.18%
Class 4 — assumed 5% return	1,000.00	1,022.02	2.81	.56	5.91	1.18
Growth and Income Portfolio
Class 4 — actual return	$1,000.00	$1,085.59	$2.74	.53%	$5.02	.97%
Class 4 — assumed 5% return	1,000.00	1,022.17	2.66	.53	4.86	.97
Managed Risk Growth Portfolio
Class P2 — actual return	$1,000.00	$1,091.76	$3.27	.63%	$5.29	1.02%
Class P2 — assumed 5% return	1,000.00	1,021.67	3.16	.63	5.11	1.02
Managed Risk Growth and Income Portfolio
Class P2 — actual return	$1,000.00	$1,091.86	$3.27	.63%	$5.60	1.08%
Class P2 — assumed 5% return	1,000.00	1,021.67	3.16	.63	5.41	1.08
Managed Risk Global Allocation Portfolio
Class P2 — actual return	$1,000.00	$1,111.58	$3.30	.63%	$6.28	1.20%
Class P2 — assumed 5% return	1,000.00	1,021.67	3.16	.63	6.01	1.20

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	29

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American Funds Insurance Series – Portfolio Series	35

Offices of the series and of
the investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

36	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributors, Inc.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.2 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.3

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.
[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®

Global Growth Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks97.12% Information technology29.76%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	27,614,000	$189,267
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	11,712
Alphabet Inc., Class A1	140,400	130,527
Alphabet Inc., Class C1	71,052	64,567
Nintendo Co., Ltd.	516,200	172,931
ASML Holding NV	675,542	88,036
ASML Holding NV (New York registered)	643,900	83,907
Facebook, Inc., Class A1	898,500	135,656
Alibaba Group Holding Ltd. (ADR)1	781,050	110,050
Microsoft Corp.	1,380,000	95,123
Visa Inc., Class A	998,800	93,668
Murata Manufacturing Co., Ltd.	608,000	92,274
Broadcom Ltd.	392,200	91,402
Samsung Electronics Co., Ltd.	18,520	38,476
Samsung Electronics Co., Ltd., nonvoting preferred	18,500	30,107
Tencent Holdings Ltd.	1,800,000	64,369
AAC Technologies Holdings Inc.	4,418,540	55,236
Just Eat PLC1	5,264,900	44,915
Intel Corp.	1,028,000	34,685
Largan Precision Co., Ltd.	215,000	34,278
Amphenol Corp., Class A	265,000	19,562
Symantec Corp.	491,000	13,871
VeriSign, Inc.1	135,000	12,550
TE Connectivity Ltd.	133,000	10,464
Jack Henry & Associates, Inc.	98,000	10,179
Tech Mahindra Ltd.	1,319,000	7,795
Nokia Corp.	907,500	5,563
		1,741,170
Consumer discretionary19.00%
Amazon.com, Inc.1	297,100	287,593
Ulta Beauty, Inc.1	315,300	90,598
Home Depot, Inc.	513,000	78,694
Peugeot SA	3,878,800	77,373
Priceline Group Inc.1	39,000	72,950
Industria de Diseño Textil, SA	1,723,000	66,142
McDonald’s Corp.	293,000	44,876
Naspers Ltd., Class N	208,300	40,522
ASOS PLC1	456,000	34,144
Luxottica Group SpA	587,617	33,994
Christian Dior SE2	111,900	32,599
Sodexo SA	200,000	25,858
MGM China Holdings, Ltd.	10,962,000	24,374
MGM Resorts International	758,024	23,719
NIKE, Inc., Class B	399,000	23,541
Wynn Macau, Ltd.	9,902,000	23,133
CBS Corp., Class B	334,850	21,357

American Funds Insurance Series — Global Growth Fund — Page 1 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Tiffany & Co.	190,000	$17,835
GVC Holdings PLC	1,732,000	17,065
Suzuki Motor Corp.	360,000	17,060
Burberry Group PLC	692,400	14,979
Starbucks Corp.	225,000	13,120
Cie. Financière Richemont SA, Class A	121,450	10,006
Sony Corp.	243,000	9,260
Twenty-First Century Fox, Inc., Class A	314,000	8,899
Hermès International	3,910	1,932
		1,111,623
Health care13.90%
Regeneron Pharmaceuticals, Inc.1	243,700	119,691
UnitedHealth Group Inc.	344,700	63,914
Bayer AG	421,600	54,509
Boston Scientific Corp.1	1,779,200	49,319
Express Scripts Holding Co.1	720,200	45,978
AstraZeneca PLC	686,500	45,914
Sartorius AG, non-registered shares, nonvoting preferred	444,000	42,841
Straumann Holding AG	71,500	40,675
Eurofins Scientific SE, non-registered shares	68,145	38,383
Mettler-Toledo International Inc.1	65,000	38,255
Vertex Pharmaceuticals Inc.1	280,000	36,084
Genmab A/S1	167,000	35,630
Merck & Co., Inc.	510,500	32,718
Fisher & Paykel Healthcare Corp. Ltd.	3,792,000	31,817
Novartis AG	378,000	31,457
Medtronic PLC	234,000	20,767
Hypermarcas SA, ordinary nominative	2,220,000	18,629
Novo Nordisk A/S, Class B	390,325	16,715
Aetna Inc.	110,000	16,701
CSL Ltd.	147,000	15,595
bioMérieux SA	45,000	9,740
Juno Therapeutics, Inc.1	150,000	4,484
China Biologic Products, Inc.1	31,500	3,563
		813,379
Financials9.74%
AIA Group Ltd.	15,387,900	112,441
JPMorgan Chase & Co.	869,100	79,436
Indiabulls Housing Finance Ltd.	3,031,000	50,463
Prudential PLC	1,905,134	43,696
MarketAxess Holdings Inc.	188,000	37,807
YES Bank Ltd.	1,195,000	27,057
AXA SA	929,000	25,412
ORIX Corp.	1,502,000	23,236
SunTrust Banks, Inc.	317,000	17,980
Banco Santander, SA	2,678,200	17,717
Bankinter, SA	1,673,000	15,411
Berkshire Hathaway Inc., Class A1	60	15,282
BlackRock, Inc.	34,000	14,362
CME Group Inc., Class A	108,000	13,526
Shinsei Bank, Ltd.	6,401,000	11,154
Svenska Handelsbanken AB, Class A	760,000	10,879
BNP Paribas SA	147,000	10,588

American Funds Insurance Series — Global Growth Fund — Page 2 of 173

unaudited

Common stocks Financials (continued)	Shares	Value (000)
GT Capital Holdings, Inc.	399,000	$9,568
SVB Financial Group1	53,000	9,317
Itaú Unibanco Holding SA, preferred nominative	825,000	9,152
PacWest Bancorp	166,000	7,752
Credit Suisse Group AG	516,522	7,466
		569,702
Consumer staples7.61%
British American Tobacco PLC	1,938,000	132,114
Nestlé SA	739,650	64,369
Altria Group, Inc.	650,000	48,405
Pernod Ricard SA	301,400	40,363
Philip Morris International Inc.	290,000	34,061
Uni-Charm Corp.	1,157,000	29,029
Shoprite Holdings Ltd.	1,432,000	21,824
Coca-Cola European Partners PLC	397,000	16,146
Coca-Cola HBC AG (CDI)	472,500	13,896
Alimentation Couche-Tard Inc., Class B	285,000	13,661
Lenta Ltd. (GDR)1,3	1,211,900	7,041
Lenta Ltd. (GDR)1	974,100	5,660
Associated British Foods PLC	260,000	9,942
Procter & Gamble Co.	96,036	8,370
		444,881
Industrials6.14%
Airbus SE, non-registered shares	1,109,500	91,239
KONE Oyj, Class B	880,000	44,767
Caterpillar Inc.	399,000	42,877
ASSA ABLOY AB, Class B	1,677,000	36,846
Ryanair Holdings PLC (ADR)1	307,000	33,036
Geberit AG	65,000	30,314
IDEX Corp.	136,000	15,369
Aalberts Industries NV, non-registered shares	350,000	13,935
Johnson Controls International PLC	266,450	11,553
Ingersoll-Rand PLC	125,000	11,424
Boeing Co.	57,000	11,272
NIBE Industrier AB, Class B	907,714	8,571
Rockwool International A/S, Class B	36,993	8,143
		359,346
Energy2.46%
Reliance Industries Ltd.1	1,045,000	22,311
Schlumberger Ltd.	330,000	21,727
EOG Resources, Inc.	233,700	21,155
Enbridge Inc. (CAD denominated)	407,638	16,239
Royal Dutch Shell PLC, Class B	582,400	15,645
LUKOIL Oil Co. PJSC (ADR)	306,700	14,936
Seven Generations Energy Ltd., Class A1	798,000	13,667
Canadian Natural Resources, Ltd.	420,000	12,119
Cimarex Energy Co.	67,000	6,299
		144,098

American Funds Insurance Series — Global Growth Fund — Page 3 of 173

unaudited

Common stocks Materials2.06%	Shares	Value (000)
Sherwin-Williams Co.	116,000	$40,711
Glencore PLC	6,150,000	23,005
Praxair, Inc.	146,400	19,405
Outokumpu Oy, Class A (Finland)	2,305,600	18,407
E.I. du Pont de Nemours and Co.	122,400	9,879
Air Liquide SA, bonus shares2	72,000	8,898
		120,305
Telecommunication services1.46%
SoftBank Group Corp.	776,000	62,763
Vodafone Group PLC	4,680,000	13,273
BT Group PLC	2,500,000	9,597
		85,633
Miscellaneous4.99%
Other common stocks in initial period of acquisition		291,977
Total common stocks (cost: $4,016,519,000)		5,682,114
Bonds, notes & other debt instruments0.04% U.S. Treasury bonds & notes0.04% U.S. Treasury0.04%	Principal?amount (000)
U.S. Treasury 0.875% 2017	$2,000	1,999
Total bonds, notes & other debt instruments (cost: $1,999,000)		1,999
Short-term securities3.03%
CAFCO, LLC 1.18% due 8/29/20173	30,000	29,940
Federal Home Loan Bank 1.00% due 7/14/2017	20,000	19,995
General Electric Co. 1.08% due 7/3/2017	11,000	10,999
KfW 0.95% due 7/5/20173	30,000	29,996
Old Line Funding, LLC 1.02% due 7/17/20173	10,000	9,995
Sumitomo Mitsui Banking Corp. 0.99% due 7/17/20173	31,500	31,482
Toronto-Dominion Bank 1.10% due 7/25/20173	20,000	19,983
Victory Receivables Corp. 1.07% due 8/1/20173	25,000	24,968
Total short-term securities (cost: $177,375,000)		177,358
Total investment securities100.19% (cost: $4,195,893,000)		5,861,471
Other assets less liabilities (0.19)%		(10,921)
Net assets100.00%		$5,850,550

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD5,243	JPY581,294	Bank of America, N.A.	7/25/2017	$69

American Funds Insurance Series — Global Growth Fund — Page 4 of 173

unaudited

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $41,497,000, which represented .71% of the net assets of the fund.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $153,405,000, which represented 2.62% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

American Funds Insurance Series — Global Growth Fund — Page 5 of 173

Global Small Capitalization Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks92.48% Consumer discretionary21.57%	Shares	Value (000)
Domino’s Pizza, Inc.	242,300	$51,254
zooplus AG, non-registered shares1	250,671	49,817
Hilton Grand Vacations Inc.1	1,114,900	40,203
GVC Holdings PLC	4,048,748	39,892
Cedar Fair, LP	531,000	38,285
Melco International Development Ltd.	13,831,000	37,025
Five Below, Inc.1	684,000	33,769
Tele Columbus AG1	2,743,000	30,389
Hostelworld Group PLC2	5,720,000	25,852
Vail Resorts, Inc.	121,107	24,564
AA PLC	7,894,804	23,444
Entertainment One Ltd.	7,563,697	21,712
Belmond Ltd., Class A1	1,624,000	21,599
Ted Baker PLC	686,500	21,370
Cyrela Brazil Realty SA, ordinary nominative	5,928,100	19,612
Taiwan Paiho Ltd.	4,881,000	18,372
Countryside Properties PLC	4,005,566	17,790
Ladbrokes Coral Group PLC	11,120,100	16,583
Grand Canyon Education, Inc.1	205,000	16,074
BCA Marketplace PLC	6,244,600	15,819
Melco Resorts & Entertainment Ltd. (ADR)	616,000	13,829
Texas Roadhouse, Inc.	253,500	12,916
Lions Gate Entertainment Corp., Class A1	330,291	9,321
Lions Gate Entertainment Corp., Class B1	123,414	3,243
Nifco Inc.	233,000	12,492
Kyoritsu Maintenance Co., Ltd.	417,800	12,128
Stella International Holdings Ltd.	6,750,000	12,104
Shop Apotheke Europe NV1	267,857	12,051
ServiceMaster Global Holdings, Inc.1	303,000	11,875
Inchcape PLC	1,204,600	11,838
Hyundai Wia Corp.	189,637	11,569
Paddy Power Betfair PLC	106,393	11,358
Elang Mahkota Teknologi Tbk PT3	12,362,700	10,667
Aritzia Inc., subordinate voting shares1	837,700	9,703
Zhongsheng Group Holdings Ltd.	4,697,500	8,760
Minor International PCL, nonvoting depositary receipt (Thailand)	7,230,000	8,567
Greene King PLC	911,618	7,997
Brunello Cucinelli SpA	280,865	7,385
ElringKlinger AG	384,000	7,359
Wowprime Corp.	1,170,000	7,096
Chow Sang Sang Holdings International Ltd.	2,942,000	6,866
POLYTEC Holding AG, non-registered shares	364,350	6,862
L’Occitane International SA	2,859,671	6,564
Cie. Plastic Omnium SA	178,600	6,514
Elior Group SA	204,647	5,946
Hankook Tire Co., Ltd.	101,174	5,624

American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hathway Cable and Datacom Ltd.1	9,780,000	$5,507
Tesla, Inc.1	15,000	5,424
Greggs PLC	375,200	5,278
DO & CO AG, non-registered shares	68,190	4,814
Talwalkars Better Value Fitness Ltd.	1,020,000	4,616
I.T Limited	8,666,000	4,273
Daily Mail and General Trust PLC, Class A, nonvoting	485,000	4,213
PT Surya Citra Media Tbk3	21,510,000	4,172
Toll Brothers, Inc.	105,000	4,149
Tarena International, Inc., Class A (ADR)	215,152	3,853
DineEquity, Inc.	84,920	3,741
RH1	50,500	3,258
American Axle & Manufacturing Holdings, Inc.1	202,000	3,151
Eclat Textile Co., Ltd.	256,000	3,122
ASOS PLC1	40,600	3,040
Mulberry Group PLC	191,000	2,774
China Zenix Auto International Ltd. (ADR)1	428,500	763
		870,207
Information technology16.57%
Qorvo, Inc.1	1,783,038	112,902
VTech Holdings Ltd.	2,189,000	34,682
AAC Technologies Holdings Inc.	2,563,061	32,041
ZPG PLC	6,660,920	31,388
II-VI, Inc.1	814,200	27,927
Paycom Software, Inc.1	374,985	25,653
Hamamatsu Photonics KK	785,753	24,102
Lumentum Holdings Inc.1	419,900	23,955
Mellanox Technologies, Ltd.1	553,000	23,945
Topcon Corp.	1,360,510	23,394
Kakaku.com, Inc.	1,468,600	21,061
Sunny Optical Technology (Group) Co., Ltd.	2,244,000	20,119
Moneysupermarket.com Group PLC	4,295,000	19,786
Zebra Technologies Corp., Class A1	170,000	17,088
Silicon Laboratories Inc.1	234,200	16,008
Cypress Semiconductor Corp.	1,100,000	15,015
DeNA Co., Ltd.	665,000	14,876
ON Semiconductor Corp.1	1,056,726	14,836
Inphi Corp.1	405,000	13,891
Viavi Solutions Inc.1	1,310,600	13,801
RIB Software SE	766,865	12,954
Cognex Corp.	150,000	12,735
Finisar Corp.1	462,000	12,003
Cray Inc.1	596,231	10,971
Infinera Corp.1	1,026,000	10,947
YY Inc., Class A (ADR)1	173,400	10,062
Vanguard International Semiconductor Corp.1	4,700,000	9,270
istyle Inc.	1,101,834	8,699
EVERTEC, Inc.	450,000	7,785
CardConnect Corp.1	484,900	7,298
MACOM Technology Solutions Holdings, Inc.1	103,500	5,772
Palo Alto Networks, Inc.1	40,030	5,356
Gridsum Holding Inc., Class B (ADR)1	605,000	5,179
AGTech Holdings Ltd.1	30,000,000	5,111
Acacia Communications, Inc.1	92,000	3,815

American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 173

unaudited

Common stocks Information technology (continued)	Shares	Value (000)
Exa Corp.1	276,000	$3,809
Sonus Networks, Inc.1	410,584	3,055
Tobii AB1	569,811	2,658
Alten SA, non-registered shares	28,500	2,353
Xurpas Inc.	13,926,000	2,338
		668,640
Health care16.05%
Insulet Corp.1	1,298,633	66,633
GW Pharmaceuticals PLC (ADR)1	652,600	65,423
China Biologic Products, Inc.1	503,000	56,889
athenahealth, Inc.1	342,000	48,068
Kite Pharma, Inc.1	385,539	39,969
Illumina, Inc.1	230,200	39,944
Integra LifeSciences Holdings Corp.1	688,523	37,531
NuVasive, Inc.1	460,750	35,441
iRhythm Technologies, Inc.1	807,980	34,331
Bluebird Bio, Inc.1	267,765	28,129
Ultragenyx Pharmaceutical Inc.1	387,108	24,043
CryoLife, Inc.	864,300	17,243
Hikma Pharmaceuticals PLC	869,000	16,638
Axovant Sciences Ltd.1	705,000	16,349
BioMarin Pharmaceutical Inc.1	172,000	15,621
Almost Family, Inc.1	241,000	14,858
Sawai Pharmaceutical Co., Ltd.	215,400	12,084
Hypermarcas SA, ordinary nominative	1,130,000	9,482
Capio AB	1,540,214	9,415
Wright Medical Group NV1	325,000	8,934
Nakanishi Inc.	214,000	8,667
CONMED Corp.	166,000	8,456
Genomma Lab Internacional, SAB de CV, Series B1	5,400,000	6,951
NantKwest, Inc.1	773,700	5,872
PRA Health Sciences, Inc.1	57,346	4,302
Divi’s Laboratories Ltd.1	384,864	3,854
Hologic, Inc.1	69,700	3,163
Teleflex Inc.	14,810	3,077
Mitra Keluarga Karyasehat Tbk PT3	17,500,000	2,626
Fisher & Paykel Healthcare Corp. Ltd.	269,000	2,257
Endo International PLC1	93,900	1,049
		647,299
Industrials10.02%
International Container Terminal Services, Inc.	20,180,000	39,112
Nabtesco Corp.	728,500	21,147
AKR Corporindo Tbk PT3	37,356,800	18,288
ABM Industries Inc.	428,800	17,804
Clean Harbors, Inc.1	305,000	17,028
Allegiant Travel Co.	123,200	16,706
ITT Inc.	394,042	15,833
BWX Technologies, Inc.	300,800	14,664
Grafton Group PLC, units	1,557,000	14,297
Bossard Holding AG	70,265	14,245
Welbilt Inc.1	750,000	14,138
Johnson Electric Holdings Ltd.	4,008,500	13,939
Tsubaki Nakashima Co., Ltd.	705,200	13,624

American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 173

unaudited

Common stocks Industrials (continued)	Shares	Value (000)
J. Kumar Infraprojects Ltd.	2,901,000	$13,372
Air Lease Corp., Class A	350,000	13,076
Carborundum Universal Ltd.	2,440,000	12,278
NORMA Group SE, non-registered shares	215,718	11,213
Unique Engineering and Construction PCL	20,626,000	11,172
Proto Labs, Inc.1	147,200	9,899
Boyd Group Income Fund	124,500	9,231
Generac Holdings Inc.1	255,000	9,213
Amara Raja Batteries Ltd.1	677,766	8,804
Geberit AG	16,500	7,695
KEYW Holding Corp.1	750,000	7,013
Havells India Ltd.	977,874	6,959
Europcar Groupe SA	464,040	6,789
Alliance Global Group, Inc.	23,370,000	6,623
Harmonic Drive Systems Inc.	176,400	6,101
PayPoint PLC	520,000	5,990
Samsung Heavy Industries Co., Ltd.1	430,000	4,679
Gujarat Pipavav Port Ltd.	1,985,000	4,591
Matson, Inc.	139,000	4,176
va-Q-tec AG1	181,000	4,136
Landstar System, Inc.	46,600	3,989
Talgo SA, non-registered shares	583,000	3,524
Rheinmetall AG	29,000	2,753
		404,101
Financials8.40%
Kotak Mahindra Bank Ltd.	3,282,732	48,540
Essent Group Ltd.1	1,058,841	39,325
Texas Capital Bancshares, Inc.1	481,423	37,262
Webster Financial Corp.	553,000	28,878
Avanza Bank Holding AB	560,129	24,460
First Hawaiian, Inc.	507,800	15,549
Close Brothers Group PLC	755,000	14,839
EFG International AG	2,231,703	14,453
City Union Bank Ltd.	4,714,341	12,899
Deutsche Pfandbriefbank AG, non-registered shares	869,110	10,716
NMI Holdings, Inc.1	928,075	10,626
Shriram Transport Finance Co. Ltd.	561,196	8,680
Eurobank Ergasias SA1	7,665,362	8,580
Bharat Financial Inclusion Ltd.1	629,511	7,018
Cerved Information Solutions SPA, non-registered shares	611,000	6,539
Numis Corp. PLC	2,022,302	6,447
Grupo Financiero Galicia SA, Class B (ADR)	150,500	6,417
Signature Bank1	42,000	6,028
KKR Real Estate Finance Trust Inc. REIT	250,000	5,375
Bank of Hawaii Corp.	63,100	5,235
Great Western Bancorp, Inc.	127,500	5,203
CYBG PLC1	1,168,700	4,207
Bank of Ireland1	14,099,515	3,704
National Bank of Pakistan	5,270,000	2,966
Inversiones La Construcción SA	205,000	2,543
Permanent TSB Group Holdings PLC1	750,000	2,356
		338,845

American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 173

unaudited

Common stocks Consumer staples3.65%	Shares	Value (000)
COSMOS Pharmaceutical Corp.	193,900	$37,720
Treasury Wine Estates Ltd.	1,834,975	18,560
SalMar ASA	629,690	15,620
Varun Beverages Ltd.1	1,286,098	10,642
Century Pacific Food, Inc.	28,435,000	10,143
Milbon Co., Ltd.	163,000	9,159
Kernel Holding SA	493,041	8,629
Philip Morris CR as	10,500	6,929
Emperador Inc.	45,300,000	6,769
Delfi Ltd.	3,729,800	5,418
Puregold Price Club, Inc.	5,958,707	5,261
Del Monte Pacific Ltd.	20,169,223	4,761
PriceSmart, Inc.	44,000	3,855
Hyundai Department Store Co., Ltd.	38,500	3,718
		147,184
Materials3.46%
Lundin Mining Corp.	5,999,000	34,094
Sirius Minerals PLC1	44,273,655	17,495
Kenmare Resources PLC1	4,132,584	13,712
PolyOne Corp.	350,000	13,559
Buzzi Unicem SPA	429,000	10,677
HudBay Minerals Inc.	1,780,600	10,298
United States Steel Corp.	454,580	10,064
Mayr-Melnhof Karton AG, non-registered shares	45,300	5,924
CPMC Holdings Ltd.	11,300,000	5,572
Steel Dynamics, Inc.	148,300	5,311
Indorama Ventures PCL	3,658,000	4,092
KOLON Industries, Inc.	50,000	3,011
Arkema SA	27,400	2,924
S H Kelkar and Co. Ltd.1	663,128	2,706
		139,439
Real estate2.75%
WHA Corp. PCL	340,831,250	31,705
MGM Growth Properties LLC REIT, Class A	1,048,600	30,608
Land and Houses PCL, nonvoting depository receipt	64,638,041	19,028
Land and Houses PCL, foreign registered	4,551,959	1,340
Inmobiliaria Colonial, SA1	1,843,000	16,057
Mahindra Lifespace Developers Ltd.	1,069,195	7,121
K. Wah International Holdings Ltd.	5,091,172	3,091
Golden Wheel Tiandi Holdings Co. Ltd.	22,700,000	1,832
		110,782
Energy2.59%
Laredo Petroleum, Inc.1	1,896,000	19,946
Whitecap Resources Inc.	2,638,880	18,843
Kosmos Energy Ltd.1	1,765,000	11,314
SM Energy Co.	684,149	11,309
Venture Global LNG, Inc., Series C1,3,4,5	2,760	9,848
Ophir Energy PLC1	6,652,492	7,386
Tullow Oil PLC1	3,314,866	6,506
Independence Contract Drilling, Inc.1	1,519,200	5,910
Golar LNG Ltd.	209,900	4,670
Pason Systems Inc.	219,000	3,266

American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Carrizo Oil & Gas, Inc.1	162,123	$2,824
United Tractors Tbk PT3	658,400	1,355
Africa Oil Corp. (SEK denominated)1	678,100	1,013
Denbury Resources Inc.1	230,000	352
		104,542
Utilities2.16%
ENN Energy Holdings Ltd.	4,991,400	30,112
Pampa Energía SA (ADR)1	309,400	18,208
Banpu Power PCL, foreign registered	16,041,351	12,514
CT Environmental Group Ltd.	70,542,000	12,288
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares	3,491,279	10,930
Energy World Corp. Ltd.1	10,883,000	3,178
		87,230
Telecommunication services0.42%
Zegona Communications PLC	3,081,012	6,621
Indosat Tbk PT3	12,616,000	6,161
TalkTalk Telecom Group PLC	1,337,000	3,143
M1 Ltd.	703,100	1,114
		17,039
Miscellaneous4.84%
Other common stocks in initial period of acquisition		195,276
Total common stocks (cost: $3,037,636,000)		3,730,584
Rights & warrants0.02% Real estate0.01%
WHA Corp. PCL, warrants, expire 20201	1,196,182	227
Energy0.00%
Canadian Overseas Petroleum Ltd., warrants, expire 20171,3	2,555,000	—
Miscellaneous0.01%
Other rights & warrants in initial period of acquisition		424
Total rights & warrants (cost: $431,000)		651
Bonds, notes & other debt instruments0.69% Corporate bonds & notes0.59% Consumer discretionary0.59%	Principal?amount (000)
Caesars Entertainment Operating Co. 10.00% 20186	$25,950	24,004
Total corporate bonds & notes		24,004
U.S. Treasury bonds & notes0.10% U.S. Treasury0.10%
U.S. Treasury 0.75% 20177	4,125	4,116
Total U.S. Treasury bonds & notes		4,116
Total bonds, notes & other debt instruments (cost: $25,619,000)		28,120

American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 173

unaudited

Short-term securities6.87%	Principal?amount (000)	Value (000)
Bank of Montreal 1.15% due 8/15/2017	$30,000	$29,952
Fairway Finance Corp. 1.24% due 9/13/20175	10,000	9,973
Federal Home Loan Bank 1.03%–1.05% due 9/6/2017–10/3/2017	52,700	52,572
General Electric Co. 1.08% due 7/3/2017	13,900	13,899
Liberty Street Funding Corp. 1.28% due 9/18/20175	20,000	19,943
Mizuho Bank, Ltd. 1.19% due 7/27/20175	20,000	19,982
Nordea Bank AB 1.03% due 7/20/20175	55,900	55,864
Statoil ASA 1.14% due 7/28/20175	25,000	24,979
Sumitomo Mitsui Banking Corp. 1.21% due 8/22/20175	20,000	19,964
Victory Receivables Corp. 1.22% due 7/21/20175	30,000	29,975
Total short-term securities (cost: $277,117,000)		277,103
Total investment securities100.06% (cost: $3,340,803,000)		4,036,458
Other assets less liabilities (0.06)%		(2,599)
Net assets100.00%		$4,033,859

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD3,971	JPY437,000	UBS AG	7/12/2017	$83
USD44,059	GBP34,000	HSBC Bank	7/13/2017	(244)
USD15,876	JPY1,765,175	JPMorgan Chase	7/28/2017	162
USD10,245	INR663,163	Citibank	7/31/2017	30
USD15,586	GBP12,190	Citibank	8/21/2017	(317)
				$(286)

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $56,540,000, which represented 1.40% of the net assets of the fund. This amount includes $43,269,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
5	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $190,528,000, which represented 4.72% of the net assets of the fund.
6	Scheduled interest and/or principal payment was not received.
7	A portion of this security was pledged as collateral. The total value of pledged collateral was $654,000, which represented .02% of the net assets of the fund.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Class C	5/1/2015	$8,280	$9,848.24%
Cloudera, Inc.	4/28/2017	1,731	1,849.05
Total private placement securities		$ 10,011	$ 11,697.29%

American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 173

unaudited

Key to abbreviations and symbol
ADR = American Depositary Receipts	JPY = Japanese yen
GBP = British pounds	SEK = Swedish kronor
INR = Indian rupees	USD/$ = U.S. dollars

American Funds Insurance Series — Global Small Capitalization Fund — Page 13 of 173

Growth Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks92.89% Information technology30.26%	Shares	Value (000)
Facebook, Inc., Class A1	8,340,500	$1,259,249
Alphabet Inc., Class C1	613,000	557,052
Alphabet Inc., Class A1	271,500	252,408
Microsoft Corp.	11,676,000	804,827
Broadcom Ltd.	3,068,300	715,067
Apple Inc.	3,851,000	554,621
ASML Holding NV (New York registered)	2,251,504	293,393
ASML Holding NV	1,199,568	156,327
Taiwan Semiconductor Manufacturing Co., Ltd.	48,812,000	334,559
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,225,392	112,760
Visa Inc., Class A	2,955,000	277,120
Samsung Electronics Co., Ltd.	89,330	185,585
Samsung Electronics Co., Ltd., nonvoting preferred	11,300	18,390
Intel Corp.	4,926,000	166,203
Alibaba Group Holding Ltd. (ADR)1	1,143,000	161,049
TE Connectivity Ltd.	1,925,000	151,459
Adobe Systems Inc.1	1,000,000	141,440
Activision Blizzard, Inc.	2,170,300	124,944
Paycom Software, Inc.1	1,674,000	114,518
Dolby Laboratories, Inc., Class A	1,770,000	86,659
Hexagon AB, Class B	1,788,300	85,014
Nintendo Co., Ltd.	249,960	83,739
Amphenol Corp., Class A	935,000	69,022
Workday, Inc., Class A1	603,700	58,559
Murata Manufacturing Co., Ltd.	376,000	57,064
Juniper Networks, Inc.	2,000,000	55,760
Square, Inc., Class A1	1,985,000	46,568
Fiserv, Inc.1	332,700	40,702
Automatic Data Processing, Inc.	297,000	30,431
Jack Henry & Associates, Inc.	285,000	29,603
Sabre Corp.	1,314,300	28,612
PayPal Holdings, Inc.1	513,000	27,533
Snap Inc., Class A1	1,179,600	20,961
Intuit Inc.	157,600	20,931
VeriSign, Inc.1	185,000	17,198
		7,139,327
Consumer discretionary20.78%
Amazon.com, Inc.1	1,393,416	1,348,827
Tesla, Inc.1	1,506,200	544,657
Home Depot, Inc.	2,985,000	457,899
Netflix, Inc.1	2,746,000	410,280
Comcast Corp., Class A	10,390,000	404,379
Ulta Beauty, Inc.1	1,120,000	321,821
Priceline Group Inc.1	131,531	246,031
Starbucks Corp.	4,195,000	244,610

American Funds Insurance Series — Growth Fund — Page 14 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Charter Communications, Inc., Class A1	698,680	$235,350
Domino’s Pizza, Inc.	602,000	127,341
Newell Brands Inc.	1,818,900	97,529
Twenty-First Century Fox, Inc., Class A	3,250,000	92,105
CBS Corp., Class B	1,140,000	72,709
NIKE, Inc., Class B	1,230,000	72,570
MGM Resorts International	2,045,000	63,988
Paddy Power Betfair PLC	440,000	46,973
Norwegian Cruise Line Holdings Ltd.1	743,000	40,338
Luxottica Group SpA	689,000	39,859
Sturm, Ruger & Co., Inc.	557,788	34,667
		4,901,933
Health care14.59%
UnitedHealth Group Inc.	3,517,500	652,215
Regeneron Pharmaceuticals, Inc.1	834,500	409,856
Centene Corp.1	4,031,052	322,000
Intuitive Surgical, Inc.1	313,500	293,239
Humana Inc.	993,200	238,984
Vertex Pharmaceuticals Inc.1	1,711,200	220,522
Boston Scientific Corp.1	7,845,000	217,463
Thermo Fisher Scientific Inc.	995,000	173,598
Incyte Corp.1	1,040,000	130,946
Aetna Inc.	843,000	127,993
Express Scripts Holding Co.1	1,885,000	120,338
Illumina, Inc.1	640,000	111,053
Hologic, Inc.1	2,320,000	105,282
ResMed Inc.	1,340,000	104,346
Celgene Corp.1	635,000	82,467
Merck & Co., Inc.	700,000	44,863
Medtronic PLC	460,000	40,825
Intercept Pharmaceuticals, Inc.1	325,000	39,348
ACADIA Pharmaceuticals Inc.1	270,000	7,530
		3,442,868
Energy7.45%
EOG Resources, Inc.	2,402,400	217,465
Schlumberger Ltd.	2,900,000	190,936
Concho Resources Inc.1	1,550,000	188,372
Noble Energy, Inc.	5,663,000	160,263
Suncor Energy Inc.	4,402,090	128,621
Chevron Corp.	1,200,000	125,196
Halliburton Co.	2,500,000	106,775
Pioneer Natural Resources Co.	630,000	100,535
Tourmaline Oil Corp.1	3,427,000	73,677
Weatherford International PLC1	17,580,839	68,038
Seven Generations Energy Ltd., Class A1	3,958,478	67,796
Enbridge Inc. (CAD denominated)	1,573,000	62,663
Core Laboratories NV	511,000	51,749
Canadian Natural Resources, Ltd.	1,600,000	46,169
Royal Dutch Shell PLC, Class B (ADR)	760,100	41,372
Royal Dutch Shell PLC, Class A (ADR)	57,848	3,077
Peyto Exploration & Development Corp.	2,344,000	42,513
ConocoPhillips	800,000	35,168
Murphy Oil Corp.	1,043,200	26,737

American Funds Insurance Series — Growth Fund — Page 15 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Hess Corp.	470,300	$20,632
Cimarex Energy Co.	3,300	310
		1,758,064
Financials7.34%
JPMorgan Chase & Co.	2,635,000	240,839
Wells Fargo & Co.	3,335,000	184,792
Berkshire Hathaway Inc., Class A1	410	104,427
Berkshire Hathaway Inc., Class B1	363,734	61,606
Legal & General Group PLC	40,158,246	135,102
BlackRock, Inc.	289,000	122,076
Onex Corp.	1,342,800	107,492
Bank of America Corp.	4,015,000	97,404
Goldman Sachs Group, Inc.	422,400	93,731
Capital One Financial Corp.	1,111,100	91,799
PNC Financial Services Group, Inc.	678,600	84,737
FCB Financial Holdings, Inc., Class A1	1,680,000	80,220
First Republic Bank	755,000	75,575
Financial Engines, Inc.	1,570,000	57,462
T. Rowe Price Group, Inc.	627,500	46,567
CME Group Inc., Class A	350,100	43,847
Chubb Ltd.	250,000	36,345
Fifth Third Bancorp	980,000	25,441
Webster Financial Corp.	464,000	24,230
Morgan Stanley	411,000	18,314
		1,732,006
Industrials6.13%
Boeing Co.	876,400	173,308
Fortive Corp.	2,329,397	147,567
TransDigm Group Inc.	524,000	140,888
MTU Aero Engines AG	941,034	132,738
Rockwell Collins, Inc.	1,225,000	128,723
General Dynamics Corp.	505,000	100,041
Raytheon Co.	488,000	78,802
Grafton Group PLC, units	7,866,000	72,228
On Assignment, Inc.1	1,279,500	69,285
Northrop Grumman Corp.	269,000	69,055
Johnson Controls International PLC	1,355,000	58,753
Caterpillar Inc.	505,000	54,267
Meggitt PLC	6,506,647	40,415
Huntington Ingalls Industries, Inc.	217,000	40,397
FedEx Corp.	168,000	36,511
AECOM1	1,000,000	32,330
Lockheed Martin Corp.	110,000	30,537
Masco Corp.	722,000	27,588
Oshkosh Corp.	186,147	12,822
		1,446,255
Consumer staples2.32%
Constellation Brands, Inc., Class A	815,000	157,890
Kerry Group PLC, Class A	1,300,000	111,849
Philip Morris International Inc.	800,000	93,960
Costco Wholesale Corp.	532,700	85,195
Coca-Cola Co.	1,095,000	49,111

American Funds Insurance Series — Growth Fund — Page 16 of 173

unaudited

Common stocks Consumer staples (continued)	Shares	Value (000)
Pinnacle Foods Inc.	515,000	$30,591
Coca-Cola European Partners PLC	470,000	19,115
		547,711
Telecommunication services0.93%
Zayo Group Holdings, Inc.1	6,245,000	192,970
T-Mobile US, Inc.1	437,000	26,491
		219,461
Materials0.72%
E.I. du Pont de Nemours and Co.	705,000	56,901
Praxair, Inc.	314,200	41,647
Platform Specialty Products Corp.1	3,000,000	38,040
Sherwin-Williams Co.	94,000	32,990
		169,578
Real estate0.40%
Iron Mountain Inc. REIT	2,000,000	68,720
American Tower Corp. REIT	190,000	25,141
		93,861
Utilities0.26%
Exelon Corp.	1,705,000	61,499
Miscellaneous1.71%
Other common stocks in initial period of acquisition		402,317
Total common stocks (cost: $14,405,033,000)		21,914,880
Convertible stocks0.05% Consumer discretionary0.05%
Uber Technologies, Inc., Series F, convertible preferred2,3	268,677	12,276
Total convertible stocks (cost: $10,650,000)		12,276
Short-term securities7.21%	Principal?amount (000)
Apple Inc. 0.89%–1.15% due 7/20/2017–9/19/20174	$135,000	134,824
Chariot Funding, LLC 0.95%–1.00% due 7/7/2017–7/14/20174	150,000	149,954
Ciesco LLC 1.20% due 9/12/20174	50,000	49,870
Coca-Cola Co. 1.14%–1.17% due 9/14/2017–10/5/20174	75,000	74,805
Estée Lauder Companies Inc. 1.09% due 7/10/20174	15,000	14,995
ExxonMobil Corp. 1.14% due 9/11/2017	55,000	54,874
Federal Home Loan Bank 0.84%–1.04% due 7/5/2017–9/20/2017	909,575	908,835
Johnson & Johnson 1.12% due 9/19/20174	50,000	49,873
Jupiter Securitization Co., LLC 0.95% due 7/3/20174	20,000	19,998
Pfizer Inc. 0.95%–1.13% due 8/11/2017–9/12/20174	92,800	92,638

American Funds Insurance Series — Growth Fund — Page 17 of 173

unaudited

Short-term securities	Principal?amount (000)	Value (000)
U.S. Treasury Bills 0.87% due 8/10/2017	$50,000	$49,953
Wal-Mart Stores, Inc. 1.11%–1.12% due 7/19/2017–7/21/20174	100,000	99,939
Total short-term securities (cost: $1,700,520,000)		1,700,558
Total investment securities100.15% (cost: $16,116,203,000)		23,627,714
Other assets less liabilities (0.15)%		(35,001)
Net assets100.00%		$23,592,713

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $12,276,000, which represented .05% of the net assets of the fund.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $686,896,000, which represented 2.91% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$10,650	$12,276.05%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth Fund — Page 18 of 173

International Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks90.29% Financials16.62%	Shares	Value (000)
AIA Group Ltd.	40,078,700	$292,860
HDFC Bank Ltd.1	10,149,569	261,259
HDFC Bank Ltd. (ADR)	352,300	30,639
UniCredit SpA2	7,776,692	145,223
Prudential PLC	5,142,265	117,944
Kotak Mahindra Bank Ltd.	6,186,048	91,469
Barclays PLC	34,317,708	90,623
BNP Paribas SA	1,002,776	72,224
Credit Suisse Group AG	4,172,789	60,314
State Bank of India	9,916,000	41,981
Banco Santander, SA	6,130,000	40,552
UBS Group AG	2,137,651	36,203
Siam Commercial Bank Public Co. Ltd., foreign registered	6,334,104	28,995
Axis Bank Ltd.	3,222,055	25,789
HSBC Holdings PLC (HKD denominated)	2,623,616	24,413
Metropolitan Bank & Trust Co.	12,130,000	21,034
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,495,900	16,530
Société Générale	303,575	16,334
Commerzbank AG, non-registered shares2	1,283,000	15,284
RSA Insurance Group PLC	1,542,100	12,362
Royal Bank of Canada	135,000	9,802
Bangkok Bank PCL, nonvoting depository receipt	1,394,900	7,597
		1,459,431
Information technology13.61%
Tencent Holdings Ltd.	8,410,399	300,762
Samsung Electronics Co., Ltd.	137,599	285,865
Alibaba Group Holding Ltd. (ADR)2	1,844,800	259,932
ASML Holding NV	693,834	90,420
Nintendo Co., Ltd.	188,239	63,062
Murata Manufacturing Co., Ltd.	290,500	44,088
Keyence Corp.	71,800	31,497
Hamamatsu Photonics KK	944,400	28,968
AAC Technologies Holdings Inc.	2,286,500	28,583
Samsung SDI Co., Ltd.	189,653	28,428
Worldpay Group PLC	4,230,200	17,344
Infineon Technologies AG	758,346	16,011
		1,194,960
Consumer discretionary13.22%
Altice NV, Class A2	7,869,893	181,570
Altice NV, Class B2	1,118,127	25,803
Kering SA	431,324	146,904
Galaxy Entertainment Group Ltd.	18,326,000	111,259
Hyundai Motor Co.	653,354	91,081
Naspers Ltd., Class N	364,200	70,850

American Funds Insurance Series — International Fund — Page 19 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Sony Corp.	1,580,500	$60,227
Sands China Ltd.	13,028,000	59,655
Techtronic Industries Co. Ltd.	11,568,500	53,194
Ctrip.com International, Ltd. (ADR)2	967,900	52,131
Toyota Motor Corp.	733,800	38,447
Melco Resorts & Entertainment Ltd. (ADR)	1,494,400	33,549
Ryohin Keikaku Co., Ltd.	129,000	32,194
Hyundai Mobis Co., Ltd.	126,100	27,553
Paddy Power Betfair PLC	226,000	24,127
William Hill PLC	6,980,000	23,110
Li & Fung Ltd.	60,242,000	21,913
Elior Group SA	727,200	21,130
ITV PLC	7,930,291	18,736
Taylor Wimpey plc	7,580,000	17,395
Industria de Diseño Textil, SA	444,000	17,044
Tele Columbus AG2	1,113,750	12,339
Global Brands Group Holding Ltd.2	83,074,000	8,725
B&M European Value Retail SA	1,543,700	6,810
Mahindra & Mahindra Ltd.	241,269	5,034
		1,160,780
Health care9.59%
Novartis AG	1,967,000	163,694
Teva Pharmaceutical Industries Ltd. (ADR)	3,660,300	121,595
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	69,828
Grifols, SA, Class A, non-registered shares	881,000	24,537
Grifols, SA, Class B (ADR)	793,690	16,771
Takeda Pharmaceutical Co. Ltd.	1,646,500	83,573
UCB SA	1,111,391	76,455
Merck KGaA	567,900	68,592
Sysmex Corp.	1,055,000	62,939
Fresenius Medical Care AG & Co. KGaA	351,000	33,743
Hikma Pharmaceuticals PLC	1,686,275	32,285
Fresenius SE & Co. KGaA	287,736	24,668
Shire PLC	415,500	22,935
Chugai Pharmaceutical Co., Ltd.	529,500	19,796
Essilor International	89,000	11,324
ConvaTec Group PLC2	2,120,000	8,814
		841,549
Consumer staples8.28%
Nestlé SA	1,317,700	114,675
AMOREPACIFIC Corp.	385,274	102,367
Pernod Ricard SA	717,437	96,077
Associated British Foods PLC	2,250,488	86,058
British American Tobacco PLC	1,126,000	76,760
Treasury Wine Estates Ltd.	6,529,100	66,040
Imperial Brands PLC	1,043,000	46,846
Meiji Holdings Co., Ltd.	433,400	35,104
Thai Beverage PCL	48,107,300	31,448
Philip Morris International Inc.	240,694	28,270
LG Household & Health Care Ltd.	14,000	12,163
Glanbia PLC	610,000	11,931

American Funds Insurance Series — International Fund — Page 20 of 173

unaudited

Common stocks Consumer staples (continued)	Shares	Value (000)
Kao Corp.	184,000	$10,915
AMOREPACIFIC Group	74,854	8,505
		727,159
Industrials8.08%
Airbus SE, non-registered shares	2,559,364	210,469
Rolls-Royce Holdings PLC2	8,468,900	98,280
Komatsu Ltd.	2,142,000	54,362
Nidec Corp.	503,200	51,494
Jardine Matheson Holdings Ltd.	646,600	41,512
Abertis Infraestructuras, SA, Class A, non-registered shares	1,975,619	36,600
Recruit Holdings Co., Ltd.	1,965,000	33,736
Airports of Thailand PCL	20,557,000	28,593
Ryanair Holdings PLC (ADR)2	243,700	26,225
International Container Terminal Services, Inc.	12,890,350	24,984
easyJet PLC	1,295,000	22,922
Toshiba Corp.2	8,607,000	20,799
Babcock International Group PLC	1,446,000	16,583
Thales	105,000	11,302
Capita PLC	1,160,000	10,447
BAE Systems PLC	1,141,000	9,414
Leonardo SPA	355,000	5,899
Alliance Global Group, Inc.	20,000,000	5,668
		709,289
Utilities5.86%
Power Grid Corp. of India Ltd.	35,497,206	115,628
DONG Energy AS	1,873,324	84,568
ENN Energy Holdings Ltd.	13,136,000	79,246
CK Infrastructure Holdings Ltd.	7,942,000	66,731
China Gas Holdings Ltd.	31,610,000	63,807
EDP - Energias de Portugal, SA	14,824,615	48,476
SSE PLC	1,497,886	28,347
China Resources Gas Group Ltd.	5,340,000	18,228
Engie SA	605,515	9,139
		514,170
Materials5.29%
Nitto Denko Corp.	1,092,000	89,710
Grasim Industries Ltd.	3,031,988	58,264
Vale SA, Class A, preferred nominative (ADR)	6,222,800	50,716
Vale SA, Class A, preferred nominative	109,700	891
First Quantum Minerals Ltd.	5,407,000	45,739
Glencore PLC	11,872,743	44,412
Asahi Kasei Corp.	3,582,000	38,455
Fortescue Metals Group Ltd.	8,677,000	34,813
Ambuja Cements Ltd.	5,704,000	21,757
BASF SE	160,500	14,865
HeidelbergCement AG	149,500	14,454
Amcor Ltd.	1,116,000	13,904
Akzo Nobel NV	133,401	11,593
Teck Resources Ltd., Class B	504,100	8,739

American Funds Insurance Series — International Fund — Page 21 of 173

unaudited

Common stocks Materials (continued)	Shares	Value (000)
Evonik Industries AG	268,010	$8,567
UltraTech Cement Ltd.	121,816	7,461
		464,340
Energy3.80%
Royal Dutch Shell PLC, Class B	2,974,624	79,907
Royal Dutch Shell PLC, Class A	2,338,425	61,980
Oil Search Ltd.	8,643,000	45,305
Suncor Energy Inc.	1,433,000	41,870
TOTAL SA	752,616	37,208
Canadian Natural Resources, Ltd.	769,200	22,196
Enbridge Inc. (CAD denominated)	434,757	17,319
BP PLC	2,728,761	15,737
Tullow Oil PLC2	6,185,495	12,141
		333,663
Telecommunication services3.02%
Nippon Telegraph and Telephone Corp.	2,715,000	128,176
SoftBank Group Corp.	911,900	73,755
BT Group PLC	4,882,500	18,744
Bharti Airtel Ltd.	2,530,000	14,862
MTN Group Ltd.	1,353,600	11,805
TalkTalk Telecom Group PLC	4,279,000	10,060
Intouch Holdings PCL	4,631,000	7,771
		265,173
Real estate1.93%
Cheung Kong Property Holdings Ltd.	12,918,528	101,181
Ayala Land, Inc.	53,650,700	42,264
Sun Hung Kai Properties Ltd.	1,798,666	26,424
		169,869
Miscellaneous0.99%
Other common stocks in initial period of acquisition		86,831
Total common stocks (cost: $6,468,357,000)		7,927,214
Bonds, notes & other debt instruments0.75% Corporate bonds & notes0.45% Materials0.42%	Principal?amount (000)
First Quantum Minerals Ltd. 7.00% 20213	$3,725	3,837
First Quantum Minerals Ltd. 7.25% 20223	25,720	26,363
Vale Overseas Ltd. 6.875% 2036	955	1,029
Vale Overseas Ltd. 6.875% 2039	4,685	5,048
Vale SA 5.625% 2042	65	62
		36,339
Energy0.03%
Genel Energy Finance 3 Ltd. 7.50% 20193	3,000	2,692
Total corporate bonds & notes		39,031

American Funds Insurance Series — International Fund — Page 22 of 173

unaudited

Bonds, notes & other debt instruments U.S. Treasury bonds & notes0.26% U.S. Treasury0.26%	Principal?amount (000)	Value (000)
U.S. Treasury 0.875% 2017	$22,835	$22,819
Total U.S. Treasury bonds & notes		22,819
Bonds & notes of governments outside the U.S.0.04%
Brazil (Federative Republic of) 10.00% 2025	BRL13,000	3,838
Total bonds, notes & other debt instruments (cost: $55,678,000)		65,688
Short-term securities9.06%
American Honda Finance Corp. 1.00% due 7/11/2017	$25,800	25,791
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.03% due 7/12/2017	55,000	54,978
Fairway Finance Corp. 1.07% due 8/8/20173	50,000	49,933
Federal Home Loan Bank 0.82%–1.07% due 7/7/2017–10/27/2017	408,200	407,665
Mizuho Bank, Ltd. 0.95%–1.19% due 7/3/2017–7/26/20173	105,200	105,145
Nordea Bank AB 1.10% due 8/21/20173	54,000	53,907
Old Line Funding, LLC 1.14% due 8/21/20173	23,900	23,857
Sumitomo Mitsui Banking Corp. 1.15% due 7/21/20173	20,000	19,986
Svenska Handelsbanken Inc. 1.23% due 9/25/20173	54,700	54,537
Total short-term securities (cost: $795,808,000)		795,799
Total investment securities100.10% (cost: $7,319,843,000)		8,788,701
Other assets less liabilities (0.10)%		(9,083)
Net assets100.00%		$8,779,618

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD26,925	INR1,744,071	Bank of America, N.A.	7/31/2017	$59

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $261,259,000, which represented 2.98% of the net assets of the fund.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $340,257,000, which represented 3.88% of the net assets of the fund.

American Funds Insurance Series — International Fund — Page 23 of 173

unaudited

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
HKD = Hong Kong dollars
INR = Indian rupees
USD/$ = U.S. dollars

American Funds Insurance Series — International Fund — Page 24 of 173

New World Fund®

Investment portfolio

June 30, 2017

unaudited

Common stocks89.02% Information technology24.07%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	9,887,000	$67,766
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	24,472
Murata Manufacturing Co., Ltd.	584,000	88,632
Alphabet Inc., Class C1	69,700	63,338
Alphabet Inc., Class A1	16,900	15,712
Facebook, Inc., Class A1	399,100	60,256
Samsung Electronics Co., Ltd.	18,500	38,434
Samsung Electronics Co., Ltd., nonvoting preferred	7,750	12,613
Alibaba Group Holding Ltd. (ADR)1	361,550	50,942
Microsoft Corp.	729,000	50,250
Intel Corp.	1,293,460	43,641
United Microelectronics Corp.	80,327,000	38,949
Broadcom Ltd.	159,750	37,230
Baidu, Inc., Class A (ADR)1	177,600	31,766
Yandex NV, Class A1	1,201,950	31,539
TravelSky Technology Ltd., Class H	7,580,456	22,331
AAC Technologies Holdings Inc.	1,533,100	19,165
MasterCard Inc., Class A	131,000	15,910
Tencent Holdings Ltd.	320,500	11,461
Halma PLC	527,600	7,559
ASML Holding NV	48,500	6,320
Apple Inc.	42,100	6,063
Largan Precision Co., Ltd.	22,000	3,508
EPAM Systems, Inc.1	40,500	3,406
Hexagon AB, Class B	59,840	2,845
TEMENOS Group AG (Switzerland)	31,100	2,776
VeriSign, Inc.1	18,000	1,673
		758,557
Consumer discretionary10.99%
Matahari Department Store Tbk PT2	38,552,200	40,941
Domino’s Pizza, Inc.	173,400	36,679
Kroton Educacional SA, ordinary nominative	7,721,000	34,656
Naspers Ltd., Class N	177,519	34,534
Sony Corp.	700,000	26,674
Maruti Suzuki India Ltd.	224,500	25,068
MakeMyTrip Ltd., non-registered shares1	733,931	24,623
Starbucks Corp.	380,000	22,158
Ctrip.com International, Ltd. (ADR)1	380,068	20,470
Ryohin Keikaku Co., Ltd.	35,000	8,735
Priceline Group Inc.1	4,500	8,417
NIKE, Inc., Class B	123,000	7,257
Suzuki Motor Corp.	145,000	6,871
Estácio Participações SA, ordinary nominative	1,550,600	6,843
Lojas Renner SA, ordinary nominative	742,500	6,137
Peugeot SA	293,000	5,845

American Funds Insurance Series — New World Fund — Page 25 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Motherson Sumi Systems Ltd.1	795,361	$5,685
Gree Electric Appliances, Inc. of Zhuhai., Class A	815,955	4,955
MGM Resorts International	150,000	4,694
Samsonite International SA	1,032,000	4,309
MGM China Holdings, Ltd.	1,879,800	4,180
Twenty-First Century Fox, Inc., Class A	136,000	3,854
Wynn Macau, Ltd.	1,200,000	2,804
		346,389
Financials10.66%
HDFC Bank Ltd.2	1,891,100	48,678
HDFC Bank Ltd. (ADR)	208,400	18,125
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	47,265
Grupo Financiero Galicia SA, Class B (ADR)	935,951	39,909
AIA Group Ltd.	4,611,600	33,698
Housing Development Finance Corp. Ltd.	1,158,700	28,950
Sberbank of Russia PJSC (ADR)	1,150,000	11,903
Sberbank of Russia PJSC (ADR)	682,500	7,091
Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	18,630
UniCredit SpA1	970,928	18,131
Chubb Ltd.	90,000	13,084
Itaú Unibanco Holding SA, preferred nominative	1,010,000	11,204
Capitec Bank Holdings Ltd.	164,876	10,460
Moscow Exchange MICEX-RTS PJSC	5,880,000	10,402
Prudential PLC	374,520	8,590
YES Bank Ltd.	225,000	5,094
Bank Central Asia Tbk PT2	3,660,000	4,976
China Construction Bank Corp., Class H	535	—
		336,190
Consumer staples8.59%
British American Tobacco PLC	1,440,000	98,165
CP ALL PCL	17,121,500	31,627
Nestlé SA	312,196	27,169
Lenta Ltd. (GDR)1	4,126,200	23,973
Lenta Ltd. (GDR)1,3	244,500	1,421
Lion Corp.	965,000	19,956
Philip Morris International Inc.	150,000	17,618
Foshan Haitian Flavouring and Food Co. Ltd., Class A	1,999,900	12,030
GRUMA, SAB de CV, Series B	913,399	11,912
Uni-Charm Corp.	294,000	7,376
Pernod Ricard SA	47,200	6,321
Coca-Cola HBC AG (CDI)	147,100	4,326
Procter & Gamble Co.	43,393	3,782
Kimberly-Clark de México, SAB de CV, Class A	1,486,347	3,145
Becle, SA de CV1	1,141,200	1,945
		270,766
Energy8.57%
Reliance Industries Ltd.1	6,506,589	138,915
Kosmos Energy Ltd.1	2,750,367	17,630
Royal Dutch Shell PLC, Class B	600,000	16,118
Royal Dutch Shell PLC, Class A	12,118	321
Hess Corp.	355,800	15,609
LUKOIL Oil Co. PJSC (ADR)	303,000	14,756

American Funds Insurance Series — New World Fund — Page 26 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Schlumberger Ltd.	203,500	$13,398
Oil Search Ltd.	2,529,200	13,258
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)1	1,641,674	13,117
United Tractors Tbk PT2	6,117,500	12,591
Noble Energy, Inc.	288,900	8,176
Halliburton Co.	97,800	4,177
CNOOC Ltd.	1,780,636	1,950
		270,016
Industrials6.26%
Airbus SE, non-registered shares	612,229	50,347
Eicher Motors Ltd.1	104,200	43,589
Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	27,749
BAE Systems PLC	2,045,500	16,877
Johnson Controls International PLC	365,975	15,869
Deutsche Post AG	325,000	12,183
ASSA ABLOY AB, Class B	423,158	9,297
Boeing Co.	38,300	7,574
Grupo Aeroportuario del Pacífico SAB de CV	495,482	5,580
Edenred SA	211,700	5,520
MTU Aero Engines AG	20,500	2,892
		197,477
Health care4.95%
Hypermarcas SA, ordinary nominative	4,903,700	41,149
CSL Ltd.	269,500	28,591
Hikma Pharmaceuticals PLC	826,500	15,824
Cochlear Ltd.	112,500	13,442
BioMarin Pharmaceutical Inc.1	145,000	13,169
Straumann Holding AG	21,500	12,231
Thermo Fisher Scientific Inc.	47,400	8,270
AstraZeneca PLC	118,000	7,892
bioMérieux SA	36,400	7,878
Novartis AG	55,300	4,602
China Biologic Products, Inc.1	26,200	2,963
		156,011
Materials4.88%
Randgold Resources Ltd.	529,600	46,939
Vale SA, Class A, preferred nominative	2,830,000	22,988
Klabin SA, units	4,487,400	21,984
Dow Chemical Co.	250,000	15,768
Chr. Hansen Holding A/S	170,000	12,364
Glencore PLC	2,340,000	8,753
Koninklijke DSM NV	102,900	7,479
First Quantum Minerals Ltd.	730,100	6,176
Air Products and Chemicals, Inc.	40,000	5,722
Dalmia Bharat Ltd.1	90,803	3,470
Air Liquide SA2	15,000	1,853
Air Liquide SA, bonus shares2	1,875	232
		153,728

American Funds Insurance Series — New World Fund — Page 27 of 173

unaudited

Common stocks Utilities2.72%	Shares	Value (000)
Infraestructura Energética Nova, SAB de CV	13,547,613	$72,222
Guangdong Investment Ltd.	5,300,000	7,304
China Gas Holdings Ltd.	3,086,600	6,231
		85,757
Telecommunication services1.94%
SoftBank Group Corp.	650,000	52,572
Advanced Info Service PCL	890,000	4,651
Vodafone Group PLC (ADR)	136,000	3,907
		61,130
Real estate1.17%
American Tower Corp. REIT	236,800	31,333
Fibra Uno Administración, SA de CV REIT	2,870,496	5,444
Ayala Land, Inc., preference shares1,2	15,000,000	27
		36,804
Miscellaneous4.22%
Other common stocks in initial period of acquisition		133,078
Total common stocks (cost: $2,336,213,000)		2,805,903
Rights & warrants1.54% Consumer staples1.34%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20182,3	5,330,000	32,061
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 20182,3	2,100,000	10,052
		42,113
Consumer discretionary0.20%
Gree Electric Appliances, Inc. of Zhuhai., Class A, warrants, expire 20182,3	1,028,900	6,248
Total rights & warrants (cost: $40,814,000)		48,361
Bonds, notes & other debt instruments3.20% Bonds & notes of governments & government agencies outside the U.S.2.59%	Principal?amount (000)
Argentine Republic 21.20% 2018	ARS1,830	111
Argentine Republic 22.75% 2018	7,930	481
Argentine Republic 2.50% 20214	6,073	348
Argentine Republic 6.875% 2021	$700	752
Argentine Republic 7.50% 2026	1,425	1,535
Argentine Republic 8.28% 20335,6	1,318	1,467
Argentine Republic 0% 2035	5,800	523
Argentine Republic 7.125% 2036	800	795
Argentine Republic 7.625% 2046	965	991
Brazil (Federative Republic of) 0% 2019	BRL3,700	984
Brazil (Federative Republic of) 10.00% 2023	1,000	299
Brazil (Federative Republic of) 10.00% 2025	5,000	1,476
Brazil (Federative Republic of) Global 5.625% 2047	$2,245	2,150
Buenos Aires (City of) 8.95% 20215	1,055	1,179
Colombia (Republic of) 4.50% 2026	250	267
Colombia (Republic of), Series B, 10.00% 2024	COP1,356,500	544
Colombia (Republic of), Series B, 6.00% 2028	3,960,300	1,245
Dominican Republic 7.50% 20215	$800	886

American Funds Insurance Series — New World Fund — Page 28 of 173

unaudited

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Dominican Republic 5.50% 20253	$970	$1,006
Dominican Republic 8.625% 20273,5	575	687
Dominican Republic 7.45% 20443	1,125	1,288
Dominican Republic 7.45% 2044	1,100	1,260
Dominican Republic 6.85% 20453	500	535
Egypt (Arab Republic of) 7.50% 20273	640	681
Egypt (Arab Republic of) 8.50% 2047	1,000	1,081
Egypt (Arab Republic of) 8.50% 20473	490	529
Ghana (Republic of) 7.875% 2023	1,950	1,995
Hungarian Government 5.75% 2023	1,900	2,176
Hungary 5.375% 2023	300	334
India (Republic of) 7.80% 2021	INR149,700	2,409
India (Republic of) 8.83% 2023	114,800	1,962
India (Republic of) 8.40% 2024	52,100	873
India (Republic of) 7.59% 2029	46,280	750
India (Republic of) 7.61% 2030	145,440	2,390
India (Republic of) 7.88% 2030	25,000	414
Indonesia (Republic of) 4.875% 2021	$1,500	1,615
Indonesia (Republic of) 3.75% 2022	2,100	2,161
Indonesia (Republic of) 4.75% 20263	2,100	2,259
Indonesia (Republic of) 5.25% 2042	550	596
Jordan (Hashemite Kingdom of) 6.125% 20263	230	236
Jordan (Hashemite Kingdom of) 5.75% 20273	230	229
Kazakhstan (Republic of) 5.125% 20253	400	435
Kazakhstan (Republic of) 6.50% 20453	800	949
Kenya (Republic of) 6.875% 2024	1,350	1,384
Kenya (Republic of) 6.875% 20243	900	922
Kuwait (State of) 2.75% 20223	550	553
Morocco (Kingdom of) 4.25% 2022	1,400	1,470
Morocco (Kingdom of) 4.25% 20223	250	262
Morocco (Kingdom of) 5.50% 2042	2,200	2,446
Nigeria (Federal Republic of) 6.375% 2023	1,025	1,058
Pakistan (Islamic Republic of) 5.50% 20213	900	940
Pakistan (Islamic Republic of) 8.25% 2024	300	342
Pakistan (Islamic Republic of) 8.25% 20253	410	471
Panama (Republic of) 4.50% 20475	575	583
Paraguay (Republic of) 5.00% 20263	500	529
Paraguay (Republic of) 4.70% 20273	500	514
Peru (Republic of) 2.75% 2026	€855	1,068
Peru (Republic of) 6.55% 20375	$382	504
Peru (Republic of) 5.625% 2050	130	158
Russian Federation 7.50% 2021	RUB42,900	720
Russian Federation 7.00% 2023	49,000	802
Saudi Arabia (Kingdom of) 2.375% 20213	$375	369
Saudi Arabia (Kingdom of) 2.894% 20223	1,000	1,003
Saudi Arabia (Kingdom of) 3.25% 20263	810	804
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR6,600	560
South Africa (Republic of), Series R-214, 6.50% 2041	14,450	772
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$400	415
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	260
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	200	208
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	420
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	200	211
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	510	539
Sri Lanka (Democratic Socialist Republic of) 6.20% 20273	200	200

American Funds Insurance Series — New World Fund — Page 29 of 173

unaudited

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Turkey (Republic of) 5.625% 2021	$1,700	$1,806
Turkey (Republic of) 9.00% 2024	TRY3,455	925
Turkey (Republic of) 8.00% 2025	3,750	941
Turkey (Republic of) 4.875% 2026	$1,320	1,305
Turkey (Republic of) 6.75% 2040	1,000	1,117
Turkey (Republic of) 6.00% 2041	650	667
Turkey (Republic of) 4.875% 2043	300	267
United Mexican States 4.00% 2023	1,400	1,467
United Mexican States 3.60% 2025	500	507
United Mexican States 4.125% 2026	700	729
United Mexican States 4.15% 2027	700	726
United Mexican States 4.00% 20404	MXN5,178	309
United Mexican States 4.60% 2046	$235	230
United Mexican States 4.35% 2047	840	791
United Mexican States, Series M, 6.50% 2021	MXN7,500	412
United Mexican States, Series M20, 10.00% 2024	11,000	723
United Mexican States, Series M, 5.75% 2026	10,000	515
United Mexican States Government Global, Series A, 5.75% 2110	$290	302
Zambia (Republic of) 8.97% 20273,5	2,355	2,514
		81,623
Corporate bonds & notes0.56% Energy0.29%
Ecopetrol SA 5.875% 2045	210	194
Gazprom OJSC 6.51% 20223	600	664
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	600	623
Petrobras Global Finance Co. 6.125% 2022	640	662
Petrobras Global Finance Co. 4.375% 2023	310	293
Petrobras Global Finance Co. 6.25% 2024	90	92
Petrobras Global Finance Co. 8.75% 2026	850	980
Petrobras Global Finance Co. 6.85% 2115	890	790
Petróleos Mexicanos 5.50% 2021	420	441
Petróleos Mexicanos 6.375% 2021	655	711
Petróleos Mexicanos 3.50% 2023	295	283
Petróleos Mexicanos 4.875% 2024	250	254
Petróleos Mexicanos 6.875% 2026	1,000	1,110
Petróleos Mexicanos 6.50% 2041	250	250
Petróleos Mexicanos 5.625% 2046	1,010	899
YPF SA 8.50% 20253	860	971
		9,217
Utilities0.08%
Eskom Holdings Ltd. 5.75% 20213	985	997
State Grid Overseas Investment Ltd. 3.50% 20273	1,500	1,504
		2,501
Financials0.08%
BBVA Bancomer SA 6.50% 20213	525	581
HSBK (Europe) BV 7.25% 20213	1,125	1,238
VEB Finance Ltd. 6.902% 2020	600	653
		2,472

American Funds Insurance Series — New World Fund — Page 30 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials0.05%	Principal?amount (000)	Value (000)
Brunswick Rail Finance Ltd. 6.50% 2017	$850	$684
Brunswick Rail Finance Ltd. 6.50% 20173	550	442
Lima Metro Line Finance Ltd. 5.875% 20343,5	335	358
		1,484
Telecommunication services0.03%
Digicel Group Ltd. 6.00% 20213	750	722
Digicel Group Ltd. 7.125% 20223	350	306
		1,028
Other mortgage-backed securities0.02%
Export Credit Bank of Turkey 5.375% 20213	590	610
Materials0.01%
Vale Overseas Ltd. 6.25% 2026	405	438
Consumer discretionary0.00%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	87
Total corporate bonds & notes		17,837
U.S. Treasury bonds & notes0.05% U.S. Treasury0.05%
U.S. Treasury 0.875% 2017	$1,500	1,499
Total U.S. Treasury bonds & notes		1,499
Total bonds, notes & other debt instruments (cost: $99,154,000)		100,959
Short-term securities5.56%
Egyptian Treasury Bills 16.82%–17.00% due 11/7/2017–3/20/2018	34,275	1,699
Federal Home Loan Bank 0.83%–0.95% due 7/11/2017–8/23/2017	40,000	39,957
Liberty Street Funding Corp. 1.22% due 7/5/20173	24,300	24,296
Mizuho Bank, Ltd. 1.19% due 7/27/20173	10,000	9,991
Nigerian Treasury Bills 17.71%–17.80% due 6/14/2018–6/21/20182	165,925	373
Nordea Bank AB 1.03% due 7/20/20173	39,200	39,175
Sumitomo Mitsui Banking Corp. 1.15% due 7/21/20173	22,200	22,184
Victory Receivables Corp. 1.20%–1.22% due 7/11/2017–7/21/20173	37,700	37,672
Total short-term securities (cost: $175,358,000)		175,347
Total investment securities99.32% (cost: $2,651,539,000)		3,130,570
Other assets less liabilities 0.68%		21,335
Net assets100.00%		$3,151,905

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — New World Fund — Page 31 of 173

unaudited

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD526	COP1,530,569	Citibank	7/10/2017	$25
USD1,315	ZAR16,955	Goldman Sachs	7/10/2017	21
USD1,397	BRL4,600	JPMorgan Chase	7/10/2017	12
USD3,162	INR204,401	JPMorgan Chase	7/10/2017	4
USD496	TRY1,775	Bank of America, N.A.	7/10/2017	(7)
USD1,897	MXN34,748	Bank of America, N.A.	7/10/2017	(14)
USD2,964	ZAR38,500	Barclays Bank PLC	7/12/2017	28
USD1,265	COP3,721,800	JPMorgan Chase	7/17/2017	47
USD900	BRL3,000	JPMorgan Chase	7/21/2017	(1)
USD298	EUR265	HSBC Bank	7/21/2017	(5)
USD3,967	INR257,150	JPMorgan Chase	8/10/2017	11
USD685	INR44,350	Citibank	8/10/2017	2
USD1,389	JPY153,000	Bank of America, N.A.	8/17/2017	25
USD570	JPY63,000	UBS AG	8/21/2017	8
USD595	EUR530	HSBC Bank	8/23/2017	(12)
				$144

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $158,032,000, which represented 5.01% of the net assets of the fund. This amount includes $58,508,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $209,408,000, which represented 6.64% of the net assets of the fund.
4	Index-linked bond whose principal amount moves with a government price index.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
ARS = Argentine pesos	JPY = Japanese yen
BRL = Brazilian reais	MXN = Mexican pesos
CDI = CREST Depository Interest	RUB = Russian rubles
COP = Colombian pesos	TRY = Turkish lira
EUR/€ = Euros	USD/$ = U.S. dollars
GDR = Global Depositary Receipts	ZAR = South African rand

American Funds Insurance Series — New World Fund — Page 32 of 173

Blue Chip Income and Growth Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks96.55% Health care16.68%	Shares	Value (000)
AbbVie Inc.	6,761,500	$490,277
Amgen Inc.	2,366,500	407,582
Teva Pharmaceutical Industries Ltd. (ADR)	5,375,800	178,584
Medtronic PLC	1,460,000	129,575
Abbott Laboratories	1,576,100	76,614
Bristol-Myers Squibb Co.	1,125,000	62,685
Novartis AG (ADR)	708,500	59,139
Gilead Sciences, Inc.	636,512	45,052
Merck & Co., Inc.	500,000	32,045
		1,481,553
Financials14.50%
JPMorgan Chase & Co.	3,884,900	355,080
Wells Fargo & Co.	5,444,000	301,652
Prudential Financial, Inc.	2,649,000	286,463
Citigroup Inc.	2,531,000	169,273
American International Group, Inc.	1,506,300	94,174
U.S. Bancorp	1,000,000	51,920
HSBC Holdings PLC (ADR)	626,866	29,080
		1,287,642
Information technology13.63%
Apple Inc.	1,983,180	285,618
Intel Corp.	7,487,200	252,618
Texas Instruments Inc.	2,630,000	202,326
Oracle Corp.	3,150,000	157,941
Microsoft Corp.	2,050,000	141,306
Western Union Co.	6,290,000	119,825
International Business Machines Corp.	330,000	50,764
		1,210,398
Consumer staples13.04%
Altria Group, Inc.	3,754,000	279,560
Kimberly-Clark Corp.	1,395,800	180,212
Kellogg Co.	2,152,800	149,533
Philip Morris International Inc.	1,250,000	146,813
Reynolds American Inc.	1,607,000	104,519
Mondelez International, Inc.	1,580,000	68,240
Kraft Heinz Co.	776,666	66,514
Coca-Cola Co.	1,250,000	56,063
PepsiCo, Inc.	400,000	46,196
Conagra Brands, Inc.	1,200,000	42,912
Lamb Weston Holdings, Inc.	400,000	17,616
		1,158,178

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 33 of 173

unaudited

Common stocks Industrials9.76%	Shares	Value (000)
CSX Corp.	3,641,500	$198,680
General Dynamics Corp.	740,696	146,732
Illinois Tool Works Inc.	650,000	93,112
Union Pacific Corp.	750,000	81,683
Rockwell Automation	450,000	72,882
Boeing Co.	329,000	65,060
General Electric Co.	2,400,000	64,824
United Technologies Corp.	500,000	61,055
Norfolk Southern Corp.	452,000	55,008
United Parcel Service, Inc., Class B	250,000	27,648
		866,684
Telecommunication services7.54%
Verizon Communications Inc.	8,804,171	393,194
AT&T Inc.	4,181,000	157,749
CenturyLink, Inc.	4,966,000	118,588
		669,531
Energy5.83%
Canadian Natural Resources, Ltd.	6,859,000	197,814
Exxon Mobil Corp.	2,054,000	165,819
Halliburton Co.	2,419,700	103,345
Royal Dutch Shell PLC, Class B (ADR)	750,000	40,822
Noble Energy, Inc.	354,048	10,020
		517,820
Consumer discretionary4.81%
Amazon.com, Inc.1	104,500	101,156
Las Vegas Sands Corp.	1,435,000	91,682
McDonald’s Corp.	500,000	76,580
General Motors Co.	2,000,000	69,860
Royal Caribbean Cruises Ltd.	500,000	54,615
Viacom Inc., Class B	992,850	33,330
		427,223
Materials3.73%
Vale SA, Class A, preferred nominative (ADR)	14,564,737	118,703
Vale SA, ordinary nominative (ADR)	460,500	4,029
Freeport-McMoRan Inc.1	6,840,000	82,148
Dow Chemical Co.	850,000	53,610
Praxair, Inc.	375,000	49,706
International Flavors & Fragrances Inc.	168,000	22,680
		330,876
Utilities1.67%
Exelon Corp.	2,263,000	81,626
Southern Co.	1,000,000	47,880
Xcel Energy Inc.	250,000	11,470
NextEra Energy, Inc.	50,000	7,007
		147,983
Real estate0.45%
Crown Castle International Corp. REIT	400,000	40,072

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 173

unaudited

Common stocks Miscellaneous4.91%	Shares	Value (000)
Other common stocks in initial period of acquisition		$435,631
Total common stocks (cost: $6,803,622,000)		8,573,591
Short-term securities3.24%	Principal?amount (000)
Coca-Cola Co. 1.14% due 9/12/20172	$21,000	20,952
ExxonMobil Corp. 1.14% due 9/11/2017	33,000	32,924
Federal Home Loan Bank 0.91%–1.03% due 7/19/2017–9/5/2017	135,000	134,856
General Electric Co. 1.08% due 7/3/2017	7,500	7,499
John Deere Canada ULC 1.12% due 7/10/20172	15,744	15,739
John Deere Financial Inc. 1.15% due 7/26/20172	10,000	9,992
Jupiter Securitization Co., LLC 0.93% due 7/17/20172	50,000	49,972
United Parcel Service Inc. 1.08% due 7/5/20172	16,000	15,998
Total short-term securities (cost: $287,927,000)		287,932
Total investment securities99.79% (cost: $7,091,549,000)		8,861,523
Other assets less liabilities 0.21%		18,249
Net assets100.00%		$8,879,772

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $112,653,000, which represented 1.27% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 173

Global Growth and Income Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks92.54% Information technology22.19%	Shares	Value (000)
Nintendo Co., Ltd.	278,000	$93,132
Taiwan Semiconductor Manufacturing Co., Ltd.	9,480,800	64,982
Microsoft Corp.	907,000	62,520
Broadcom Ltd.	188,000	43,813
Murata Manufacturing Co., Ltd.	183,000	27,773
Facebook, Inc., Class A1	140,300	21,183
Apple Inc.	138,000	19,875
AAC Technologies Holdings Inc.	1,503,500	18,795
TE Connectivity Ltd.	200,000	15,736
Alibaba Group Holding Ltd. (ADR)1	105,000	14,795
Alphabet Inc., Class C1	9,000	8,179
Alphabet Inc., Class A1	6,000	5,578
TEMENOS Group AG (Switzerland)	128,000	11,426
Vanguard International Semiconductor Corp.1	4,475,000	8,826
Halma PLC	610,000	8,739
Intel Corp.	120,600	4,069
		429,421
Financials10.78%
YES Bank Ltd.	815,000	18,453
Prudential PLC	765,000	17,546
Blackstone Group LP	453,250	15,116
First Republic Bank	145,000	14,514
CIT Group Inc.	250,000	12,175
Capital One Financial Corp.	144,000	11,897
CenterState Banks, Inc.	475,945	11,832
Indiabulls Housing Finance Ltd.	670,000	11,155
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,566,000	9,336
AIA Group Ltd.	1,220,000	8,915
JPMorgan Chase & Co.	92,000	8,409
Crédit Agricole SA	515,000	8,285
Toronto-Dominion Bank (CAD denominated)	150,000	7,559
CME Group Inc., Class A	58,500	7,327
ABN AMRO Group NV, depository receipts	275,000	7,290
Lloyds Banking Group PLC	8,410,000	7,246
AXA SA	262,000	7,167
Wells Fargo & Co.	122,000	6,760
Nordea Bank AB	525,000	6,680
BlackRock, Inc.	13,500	5,702
Itaú Unibanco Holding SA, preferred nominative (ADR)	375,000	4,144
UniCredit SpA1	56,160	1,049
		208,557

American Funds Insurance Series — Global Growth and Income Fund — Page 36 of 173

unaudited

Common stocks Industrials9.93%	Shares	Value (000)
Airbus SE, non-registered shares	467,000	$38,404
Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	23,425
Lockheed Martin Corp.	82,300	22,847
Boeing Co.	113,000	22,346
Deutsche Post AG	523,000	19,605
Flughafen Zürich AG	69,000	16,939
Ryanair Holdings PLC (ADR)1	141,375	15,213
ACS, Actividades de Construcción y Servicios SA	223,000	8,615
Safran SA	90,000	8,248
Mitsubishi Electric Corp.	435,000	6,248
General Electric Co.	230,000	6,212
Abertis Infraestructuras, SA, Class A, non-registered shares	212,303	3,933
		192,035
Consumer staples9.80%
British American Tobacco PLC	1,144,000	77,987
Nestlé SA	558,700	48,622
Costco Wholesale Corp.	130,600	20,887
Wal-Mart de México, SAB de CV, Series V	4,485,000	10,411
Pinnacle Foods Inc.	134,000	7,960
Walgreens Boots Alliance, Inc.	100,000	7,831
Philip Morris International Inc.	54,000	6,342
Procter & Gamble Co.	40,741	3,550
Booker Group PLC	1,380,000	3,347
Coca-Cola European Partners PLC	67,000	2,725
		189,662
Consumer discretionary8.82%
Amazon.com, Inc.1	20,000	19,360
Home Depot, Inc.	122,000	18,715
Sony Corp.	480,000	18,291
ProSiebenSat.1 Media SE	430,000	17,995
Vivendi SA	715,200	15,921
Nitori Holdings Co., Ltd.	105,000	14,040
Comcast Corp., Class A	296,000	11,520
HUGO BOSS AG	150,000	10,502
Carnival Corp., units	138,000	9,049
Pearson PLC	860,000	7,745
Paddy Power Betfair PLC	67,000	7,153
Continental AG	31,000	6,690
adidas AG	28,000	5,365
Ulta Beauty, Inc.1	16,500	4,741
SES SA, Class A (FDR)	150,000	3,516
		170,603
Energy7.07%
Royal Dutch Shell PLC, Class B (ADR)	347,000	18,887
Royal Dutch Shell PLC, Class A (ADR)	141,457	7,524
BP PLC	4,030,206	23,243
Reliance Industries Ltd.1	1,052,094	22,462
Enbridge Inc.	260,760	10,381
Enbridge Inc. (CAD denominated)	239,029	9,522
Schlumberger Ltd.	145,000	9,547
Baker Hughes Inc.	175,000	9,539
Pilipinas Shell Petroleum Corp.	7,008,330	9,389

American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Canadian Natural Resources, Ltd.	224,000	$6,464
Helmerich & Payne, Inc.	112,000	6,086
Tallgrass Energy GP, LP, Class A	150,000	3,815
		136,859
Health care6.99%
UnitedHealth Group Inc.	255,100	47,301
Hypermarcas SA, ordinary nominative	2,150,000	18,041
Novartis AG	124,000	10,319
Thermo Fisher Scientific Inc.	55,000	9,596
Centene Corp.1	115,000	9,186
ResMed Inc.	114,000	8,877
Medtronic PLC	89,000	7,899
Samsung BioLogics Co., Ltd.1	30,000	7,656
Hikma Pharmaceuticals PLC	340,000	6,510
Merck & Co., Inc.	97,000	6,217
AstraZeneca PLC	50,000	3,344
Novo Nordisk A/S, Class B	7,000	300
		135,246
Materials4.23%
Randgold Resources Ltd.	271,100	24,028
James Hardie Industries PLC (CDI)	850,000	13,393
E.I. du Pont de Nemours and Co.	134,200	10,831
CCL Industries Inc., Class B, nonvoting	192,500	9,740
LafargeHolcim Ltd.	150,000	8,588
Rio Tinto PLC	199,000	8,403
Koninklijke DSM NV	95,000	6,905
		81,888
Real estate3.61%
MGM Growth Properties LLC REIT, Class A	943,856	27,551
Gaming and Leisure Properties, Inc. REIT	604,000	22,753
Vonovia SE	227,000	9,013
Crown Castle International Corp. REIT	53,000	5,309
Prologis, Inc. REIT	90,000	5,278
		69,904
Utilities3.50%
Infraestructura Energética Nova, SAB de CV	6,281,884	33,488
DONG Energy AS	491,552	22,190
Power Assets Holdings Ltd.	895,000	7,904
Dominion Energy, Inc.	55,000	4,215
		67,797
Telecommunication services1.69%
Vodafone Group PLC	4,350,000	12,337
Verizon Communications Inc.	205,000	9,155
Advanced Info Service PCL	1,350,000	7,054
TalkTalk Telecom Group PLC	1,728,000	4,063
		32,609

American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 173

unaudited

Common stocks Miscellaneous3.93%	Shares	Value (000)
Other common stocks in initial period of acquisition		$76,045
Total common stocks (cost: $1,435,467,000)		1,790,626
Rights & warrants0.01% Miscellaneous0.01%
Other rights & warrants in initial period of acquisition		178
Total rights & warrants (cost: $187,000)		178
Convertible bonds0.35% Miscellaneous0.35%	Principal?amount (000)
Other convertible bonds in initial period of acquisition		6,821
Total convertible bonds (cost: $6,003,000)		6,821
Bonds, notes & other debt instruments1.98% Corporate bonds & notes1.90% Telecommunication services1.90%
Sprint Corp. 7.25% 2021	$33,000	36,754
Total corporate bonds & notes		36,754
U.S. Treasury bonds & notes0.08% U.S. Treasury0.08%
U.S. Treasury 0.875% 2017	1,600	1,599
Total U.S. Treasury bonds & notes		1,599
Total bonds, notes & other debt instruments (cost: $32,553,000)		38,353
Short-term securities3.59%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.16% due 7/14/2017	47,800	47,778
Federal Home Loan Bank 0.94% due 7/19/2017	6,100	6,098
Nestlé Capital Corp. 1.14% due 9/12/20172	15,500	15,463
Total short-term securities (cost: $69,341,000)		69,339
Total investment securities98.47% (cost: $1,543,551,000)		1,905,317
Other assets less liabilities 1.53%		29,699
Net assets100.00%		$1,935,016

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Miscellaneous“ securities includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The value of the security which was valued under fair value procedures was $6,491,000, which represented .34% of the net assets of the fund.

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,463,000, which represented .80% of the net assets of the fund.

American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 173

unaudited

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts

American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 173

Growth-Income Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks92.56% Information technology15.92%	Shares	Value (000)
Microsoft Corp.	9,171,027	$632,159
Alphabet Inc., Class A1	373,700	347,421
Alphabet Inc., Class C1	303,884	276,149
Texas Instruments Inc.	5,992,659	461,015
Broadcom Ltd.	1,857,590	432,911
Apple Inc.	2,379,100	342,638
Oracle Corp.	5,921,000	296,879
Intel Corp.	7,904,600	266,701
Accenture PLC, Class A	1,654,500	204,629
QUALCOMM Inc.	3,218,175	177,708
Visa Inc., Class A	1,372,600	128,722
Xilinx, Inc.	1,525,000	98,088
ASML Holding NV (New York registered)	663,700	86,487
Qorvo, Inc.1	1,339,419	84,812
International Business Machines Corp.	500,000	76,915
Harris Corp.	690,000	75,265
IAC/InterActiveCorp1	716,000	73,920
Arista Networks, Inc.1	467,300	69,997
NetApp, Inc.	1,471,690	58,941
MercadoLibre, Inc.	200,000	50,176
Automatic Data Processing, Inc.	407,500	41,752
ON Semiconductor Corp.1	2,894,900	40,644
Teradata Corp.1	1,286,300	37,933
Juniper Networks, Inc.	917,100	25,569
SAP SE	239,500	25,016
GoDaddy Inc., Class A1	510,300	21,647
First Data Corp., Class A1	788,541	14,351
Trimble Inc.1	340,000	12,128
VeriSign, Inc.1	101,400	9,426
Motorola Solutions, Inc.	100,000	8,674
Western Union Co.	400,000	7,620
First Solar, Inc.1	170,000	6,780
Verint Systems Inc.1	125,924	5,125
		4,498,198
Consumer discretionary14.98%
Amazon.com, Inc.1	1,061,200	1,027,242
Netflix, Inc.1	3,716,277	555,249
Comcast Corp., Class A	6,032,600	234,789
Twenty-First Century Fox, Inc., Class A	6,891,000	195,291
Home Depot, Inc.	1,243,000	190,676
Time Warner Inc.	1,767,902	177,515
Viacom Inc., Class B	4,600,800	154,449
Charter Communications, Inc., Class A1	447,669	150,797
Carnival Corp., units	2,231,700	146,333
Las Vegas Sands Corp.	2,129,600	136,060

American Funds Insurance Series — Growth-Income Fund — Page 41 of 173

unaudited

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Aramark	2,655,200	$108,810
Royal Caribbean Cruises Ltd.	931,600	101,759
NIKE, Inc., Class B	1,663,400	98,141
Newell Brands Inc.	1,725,000	92,494
Priceline Group Inc.1	43,900	82,116
Signet Jewelers Ltd.	1,274,500	80,599
Wynn Resorts, Ltd.	597,966	80,199
Toyota Motor Corp.	1,525,000	79,901
Starbucks Corp.	1,353,200	78,905
Dollar General Corp.	997,400	71,902
Cedar Fair, LP	896,500	64,638
Ferrari NV	600,000	51,499
Marriott International, Inc., Class A	485,900	48,741
Daily Mail and General Trust PLC, Class A, nonvoting	5,560,000	48,302
CBS Corp., Class B	720,000	45,922
Coach, Inc.	630,000	29,824
Wyndham Worldwide Corp.	272,000	27,311
Marks and Spencer Group PLC	4,879,000	21,180
Scripps Networks Interactive, Inc., Class A	287,100	19,612
YUM! Brands, Inc.	218,800	16,139
Yum China Holdings, Inc.1	218,800	8,627
Kering SA	18,616	6,340
		4,231,362
Health care14.57%
AbbVie Inc.	7,549,600	547,422
Amgen Inc.	2,858,916	492,391
Stryker Corp.	2,203,757	305,837
UnitedHealth Group Inc.	1,513,596	280,651
Medtronic PLC	2,805,700	249,006
Express Scripts Holding Co.1	3,627,500	231,580
Gilead Sciences, Inc.	3,212,100	227,352
Humana Inc.	877,000	211,024
Merck & Co., Inc.	3,128,280	200,491
Illumina, Inc.1	1,100,300	190,924
Kite Pharma, Inc.1	1,314,200	136,243
Quest Diagnostics, Inc.	1,100,000	122,276
Johnson & Johnson	890,000	117,738
Incyte Corp.1	913,200	114,981
Hologic, Inc.1	2,331,300	105,794
Abbott Laboratories	2,020,700	98,226
Takeda Pharmaceutical Co. Ltd.	1,764,000	89,537
Novartis AG	985,150	81,985
Cerner Corp.1	1,052,000	69,926
Thermo Fisher Scientific Inc.	397,500	69,352
Pfizer Inc.	1,995,851	67,041
Eli Lilly and Co.	659,300	54,260
Agios Pharmaceuticals, Inc.1	639,500	32,902
McKesson Corp.	66,900	11,008
Alexion Pharmaceuticals, Inc.1	57,000	6,935
Endo International PLC1	240,000	2,681
Perrigo Co. PLC	1,900	144
		4,117,707

American Funds Insurance Series — Growth-Income Fund — Page 42 of 173

unaudited

Common stocks Financials11.34%	Shares	Value (000)
JPMorgan Chase & Co.	4,499,400	$411,245
Goldman Sachs Group, Inc.	1,010,280	224,181
Marsh & McLennan Companies, Inc.	2,726,100	212,527
Wells Fargo & Co.	3,381,200	187,352
Bank of New York Mellon Corp.	3,486,500	177,881
American International Group, Inc.	2,716,489	169,835
Aon PLC, Class A	1,214,800	161,508
BB&T Corp.	3,486,000	158,299
Intercontinental Exchange, Inc.	2,317,665	152,781
PNC Financial Services Group, Inc.	1,078,276	134,644
State Street Corp.	1,403,100	125,900
M&T Bank Corp.	751,600	121,722
HSBC Holdings PLC (HKD denominated)	11,346,929	105,586
Banco Santander, SA	15,563,000	102,954
UniCredit SpA1	5,468,000	102,110
EXOR NV	1,600,000	86,602
Prudential Financial, Inc.	650,000	70,291
KeyCorp	3,270,000	61,280
Leucadia National Corp.	2,340,000	61,214
Moody’s Corp.	447,458	54,447
Morgan Stanley	1,212,470	54,028
Bank of Montreal	718,327	52,745
CME Group Inc., Class A	388,400	48,643
Citigroup Inc.	600,000	40,128
Chubb Ltd.	217,200	31,577
UBS Group AG	1,343,666	22,756
Invesco Ltd.	500,000	17,595
East West Bancorp, Inc.	252,000	14,762
Ameriprise Financial, Inc.	101,100	12,869
U.S. Bancorp	201,000	10,436
Sun Life Financial Inc.	266,200	9,517
Progressive Corp.	119,100	5,251
		3,202,666
Industrials8.11%
CSX Corp.	4,913,400	268,075
Union Pacific Corp.	2,186,433	238,124
General Dynamics Corp.	1,122,100	222,288
Textron Inc.	3,365,000	158,492
Airbus SE, non-registered shares	1,548,500	127,341
United Technologies Corp.	916,300	111,889
Norfolk Southern Corp.	840,000	102,228
Air Lease Corp., Class A	2,365,000	88,356
Deere & Co.	697,500	86,204
Nielsen Holdings PLC	2,211,300	85,489
C.H. Robinson Worldwide, Inc.	1,209,335	83,057
TransDigm Group Inc.	300,900	80,903
Waste Management, Inc.	1,031,300	75,646
Siemens AG (ADR)	782,000	54,075
Siemens AG	150,000	20,619
Safran SA	735,193	67,378
Rockwell Automation	369,900	59,909
General Electric Co.	1,749,000	47,240
Republic Services, Inc.	632,000	40,277
Boeing Co.	203,200	40,183

American Funds Insurance Series — Growth-Income Fund — Page 43 of 173

unaudited

Common stocks Industrials (continued)	Shares	Value (000)
Waste Connections, Inc.	593,100	$38,208
Covanta Holding Corp.	2,783,000	36,736
Canadian National Railway Co.	431,000	34,933
Lockheed Martin Corp.	109,900	30,509
3M Co.	130,800	27,231
IDEX Corp.	205,800	23,257
Meggitt PLC	3,615,000	22,454
Huntington Ingalls Industries, Inc.	116,500	21,688
		2,292,789
Consumer staples7.27%
Philip Morris International Inc.	2,912,130	342,030
Coca-Cola Co.	5,964,900	267,526
Procter & Gamble Co.	1,887,992	164,539
CVS Health Corp.	1,670,000	134,368
Altria Group, Inc.	1,720,000	128,088
PepsiCo, Inc.	998,419	115,308
Carlsberg A/S, Class B	1,056,094	112,822
Kellogg Co.	1,459,000	101,342
L’Oreal SA2	470,000	97,914
British American Tobacco PLC	1,333,700	90,919
Kirin Holdings Co., Ltd.	4,229,000	86,065
Mondelez International, Inc.	1,774,400	76,636
Avon Products, Inc.1	19,099,000	72,576
Pernod Ricard SA	515,000	68,967
Reynolds American Inc.	940,000	61,138
Herbalife Ltd.1	756,300	53,947
Diageo PLC	1,220,000	36,046
Kroger Co.	1,303,000	30,386
Costco Wholesale Corp.	66,000	10,555
Coty Inc., Class A	174,563	3,275
		2,054,447
Energy5.94%
TOTAL SA	4,688,868	231,808
EOG Resources, Inc.	2,345,155	212,284
Chevron Corp.	1,716,900	179,124
Schlumberger Ltd.	2,055,000	135,301
Canadian Natural Resources, Ltd.	3,925,640	113,277
Royal Dutch Shell PLC, Class A (ADR)	1,150,422	61,191
Royal Dutch Shell PLC, Class B (ADR)	680,000	37,012
Royal Dutch Shell PLC, Class B	292,716	7,863
Royal Dutch Shell PLC, Class A	27,523	730
ConocoPhillips	2,099,410	92,290
Exxon Mobil Corp.	1,088,000	87,834
Kinder Morgan, Inc.	4,108,300	78,715
Concho Resources Inc.1	574,000	69,758
Baker Hughes Inc.	1,247,600	68,007
Halliburton Co.	1,238,800	52,909
Apache Corp.	1,100,000	52,723
BP PLC	6,978,185	40,245
Enbridge Inc. (CAD denominated)	994,444	39,615
Occidental Petroleum Corp.	489,000	29,276
Suncor Energy Inc.	953,650	27,864
Noble Energy, Inc.	801,753	22,690

American Funds Insurance Series — Growth-Income Fund — Page 44 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Whitecap Resources Inc.	2,775,000	$19,815
Tullow Oil PLC1	9,369,306	18,390
Cobalt International Energy, Inc.1	39,533	98
		1,678,819
Materials4.68%
Celanese Corp., Series A	3,424,433	325,116
Dow Chemical Co.	3,554,100	224,157
Monsanto Co.	1,666,485	197,245
Vale SA, Class A, preferred nominative (ADR)	18,591,184	151,518
Vale SA, Class A, preferred nominative	4,440,000	36,065
Freeport-McMoRan Inc.1	9,055,000	108,751
Rio Tinto PLC	1,574,655	66,491
Mosaic Co.	2,522,400	57,586
International Flavors & Fragrances Inc.	418,500	56,498
Praxair, Inc.	251,000	33,270
Albemarle Corp.	297,000	31,345
Centerra Gold Inc.	5,097,409	27,830
Asahi Kasei Corp.	619,000	6,645
		1,322,517
Real estate1.83%
Weyerhaeuser Co. REIT1	4,034,541	135,157
Crown Castle International Corp. REIT	1,302,900	130,525
Iron Mountain Inc. REIT	3,487,921	119,845
American Tower Corp. REIT	891,764	117,998
MGM Growth Properties LLC REIT, Class A	491,662	14,352
		517,877
Telecommunication services1.79%
Verizon Communications Inc.	10,842,400	484,221
AT&T Inc.	597,500	22,544
		506,765
Utilities0.85%
Sempra Energy	1,649,600	185,992
Exelon Corp.	775,000	27,954
AES Corp.	1,631,000	18,121
SSE PLC	408,400	7,729
		239,796
Mutual funds0.47%
Altaba Inc.1	2,438,000	132,822
Miscellaneous4.81%
Other common stocks in initial period of acquisition		1,358,818
Total common stocks (cost: $19,495,854,000)		26,154,583
Convertible stocks0.02% Financials0.02%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred3	6,000	5,722
Total convertible stocks (cost: $6,000,000)		5,722

American Funds Insurance Series — Growth-Income Fund — Page 45 of 173

unaudited

Convertible bonds0.33% Information technology0.17%	Principal?amount (000)	Value (000)
VeriSign, Inc., convertible notes, 3.25% 2037	$18,020	$49,150
Energy0.16%
Weatherford International PLC 5.875% 2021	43,359	43,983
Total convertible bonds (cost: $71,028,000)		93,133
Bonds, notes & other debt instruments0.20% U.S. Treasury bonds & notes0.20% U.S. Treasury0.20%
U.S. Treasury 1.625% 2026	59,900	56,801
Total bonds, notes & other debt instruments (cost: $60,218,000)		56,801
Short-term securities6.85%
Apple Inc. 0.89% due 7/11/20174	50,000	49,984
Chariot Funding, LLC 0.95% due 7/7/20174	50,000	49,988
Ciesco LLC 1.34% due 11/15/20174	45,000	44,764
Coca-Cola Co. 1.09% due 8/2/20174	50,000	49,950
Federal Home Loan Bank 0.80%–1.05% due 7/5/2017–10/3/2017	1,169,400	1,168,348
General Electric Co. 1.08% due 7/3/2017	25,200	25,198
John Deere Capital Corp. 1.14% due 8/2/20174	50,000	49,948
Johnson & Johnson 1.12% due 9/19/20174	29,000	28,926
Jupiter Securitization Co., LLC 1.17% due 7/27/20174	50,000	49,954
Private Export Funding Corp. 1.00% due 7/25/20174	30,000	29,976
Procter & Gamble Co. 1.08% due 7/13/20174	52,000	51,980
U.S. Treasury Bills 0.59%–0.91% due 7/6/2017–9/21/2017	242,100	241,864
Wal-Mart Stores, Inc. 0.87% due 7/5/20174	69,650	69,640
Walt Disney Co. 0.92% due 8/4/20174	25,000	24,973
Total short-term securities (cost: $1,935,411,000)		1,935,493
Total investment securities99.96% (cost: $21,568,511,000)		28,245,732
Other assets less liabilities 0.04%		11,308
Net assets100.00%		$28,257,040

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $136,525,000, which represented .48% of the net assets of the fund.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $500,083,000, which represented 1.77% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$5,722.02%

American Funds Insurance Series — Growth-Income Fund — Page 46 of 173

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Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
HKD = Hong Kong dollars

American Funds Insurance Series — Growth-Income Fund — Page 47 of 173

International Growth and Income Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks85.41% Financials18.04%	Shares	Value (000)
HDFC Bank Ltd.1	1,884,593	$48,511
Zurich Insurance Group AG	83,900	24,420
KB Financial Group Inc.	356,500	17,978
Banco Santander, SA	2,571,524	17,011
Prudential PLC	738,000	16,927
St. James’s Place PLC	1,048,000	16,134
AIA Group Ltd.	1,833,000	13,394
UniCredit SpA2	674,400	12,594
Sampo Oyj, Class A	203,000	10,403
Lloyds Banking Group PLC	11,968,000	10,311
BNP Paribas SA	137,300	9,889
Banco Bilbao Vizcaya Argentaria, SA	825,000	6,845
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	2,823
Société Générale	173,000	9,309
Credit Suisse Group AG	576,077	8,327
ABN AMRO Group NV, depository receipts	260,000	6,892
Bank of Montreal	76,927	5,649
Bank Rakyat Indonesia (Persero) Tbk PT1	4,084,000	4,659
Jupiter Fund Management PLC	587,000	3,861
Grupo Financiero Galicia SA, Class B (ADR)	64,300	2,742
		248,679
Consumer staples10.42%
Imperial Brands PLC	734,463	32,988
Philip Morris International Inc.	208,700	24,512
Pernod Ricard SA	128,650	17,228
British American Tobacco PLC	212,600	14,493
CALBEE, Inc.	284,400	11,164
Coca-Cola Icecek AS, Class C	767,000	8,803
Thai Beverage PCL	13,413,900	8,769
Nestlé SA	82,000	7,136
Kirin Holdings Co., Ltd.	313,000	6,370
Glanbia PLC	282,400	5,524
Associated British Foods PLC	118,680	4,538
Orion Corp.1	3,000	2,092
		143,617
Industrials10.40%
Shanghai International Airport Co., Ltd., Class A	5,134,562	28,257
Capita PLC	3,066,000	27,614
Airbus SE, non-registered shares	163,000	13,404
Abertis Infraestructuras, SA, Class A, non-registered shares	721,507	13,366
ASSA ABLOY AB, Class B	585,700	12,868
CK Hutchison Holdings Ltd.	847,348	10,636
Rolls-Royce Holdings PLC2	838,400	9,730
easyJet PLC	542,000	9,594

American Funds Insurance Series — International Growth and Income Fund — Page 48 of 173

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Common stocks Industrials (continued)	Shares	Value (000)
Airports of Thailand PCL	5,250,000	$7,302
Bunzl PLC	188,752	5,625
ALD SA2	312,000	4,900
		143,296
Consumer discretionary8.04%
HUGO BOSS AG	207,500	14,528
Toyota Motor Corp.	226,000	11,841
Ctrip.com International, Ltd. (ADR)2	202,200	10,891
Christian Dior SE1	33,500	9,759
Taylor Wimpey plc	3,795,000	8,709
ProSiebenSat.1 Media SE	172,000	7,198
Kering SA	21,000	7,152
Galaxy Entertainment Group Ltd.	1,100,000	6,678
NEXT PLC	131,000	6,579
WPP PLC	234,700	4,934
ITV PLC	1,959,600	4,630
Sands China Ltd.	972,000	4,451
Paddy Power Betfair PLC	32,000	3,416
Inchcape PLC	291,000	2,860
Hyundai Mobis Co., Ltd.	11,575	2,529
RTL Group SA, non-registered shares	32,100	2,424
Hyundai Motor Co.	16,500	2,300
		110,879
Utilities7.70%
EDP - Energias de Portugal, SA	6,947,820	22,719
DONG Energy AS	497,000	22,436
SSE PLC	801,800	15,174
Power Assets Holdings Ltd.	1,313,000	11,596
CK Infrastructure Holdings Ltd.	1,282,000	10,772
Red Eléctrica de Corporación, SA	387,600	8,099
National Grid PLC	425,676	5,277
ENN Energy Holdings Ltd.	858,000	5,176
Engie SA	326,000	4,920
		106,169
Information technology7.48%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,668,000	31,995
Samsung Electronics Co., Ltd.	13,671	28,402
Flex Ltd.2	703,000	11,466
ASML Holding NV	68,600	8,940
Delta Electronics, Inc.	1,453,266	7,954
Alibaba Group Holding Ltd. (ADR)2	42,600	6,002
Rightmove PLC	107,700	5,962
AAC Technologies Holdings Inc.	193,500	2,419
		103,140
Health care6.07%
Novartis AG	341,145	28,390
Teva Pharmaceutical Industries Ltd. (ADR)	781,700	25,968
Takeda Pharmaceutical Co. Ltd.	169,200	8,588
Merck KGaA	59,600	7,199
ConvaTec Group PLC2	1,515,000	6,298

American Funds Insurance Series — International Growth and Income Fund — Page 49 of 173

unaudited

Common stocks Health care (continued)	Shares	Value (000)
Grifols, SA, Class B, preferred nonvoting, non-registered shares	250,866	$5,301
WuXi Biologics (Cayman) Inc.2	495,200	1,862
		83,606
Energy4.64%
Royal Dutch Shell PLC, Class A	1,753,707	46,482
TOTAL SA	208,000	10,283
Canadian Natural Resources, Ltd.	133,300	3,846
Suncor Energy Inc.	111,987	3,272
		63,883
Real estate4.41%
Cheung Kong Property Holdings Ltd.	3,833,348	30,024
Sun Hung Kai Properties Ltd.	888,000	13,046
Japan Real Estate Investment Corp. REIT	1,432	7,117
Land and Houses PCL, nonvoting depository receipt	21,134,200	6,222
Land and Houses PCL, foreign registered	1,135,800	334
Mitsui Fudosan Co., Ltd.	172,000	4,099
		60,842
Telecommunication services2.75%
BT Group PLC	4,904,461	18,828
Nippon Telegraph and Telephone Corp.	332,800	15,712
Intouch Holdings PCL	1,983,000	3,327
		37,867
Materials2.69%
Rio Tinto PLC	274,325	11,583
Fortescue Metals Group Ltd.	2,403,000	9,641
Akzo Nobel NV	105,700	9,186
Vale SA, Class A, preferred nominative (ADR)	814,185	6,636
		37,046
Miscellaneous2.77%
Other common stocks in initial period of acquisition		38,208
Total common stocks (cost: $1,081,498,000)		1,177,232
Bonds, notes & other debt instruments2.96% Corporate bonds & notes1.47% Health care0.54%	Principal?amount (000)
Teva Pharmaceutical Finance Company BV 3.15% 2026	$1,325	1,261
Teva Pharmaceutical Finance Company BV 4.10% 2046	1,450	1,343
VPI Escrow Corp. 6.375% 20203	3,325	3,238
VRX Escrow Corp. 6.125% 20253	1,865	1,585
		7,427
Materials0.49%
FMG Resources 9.75% 20223	5,900	6,748
Energy0.44%
Petróleos Mexicanos 6.875% 2026	3,617	4,017
Petróleos Mexicanos 5.50% 2044	491	436

American Funds Insurance Series — International Growth and Income Fund — Page 50 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Petróleos Mexicanos 5.625% 2046	$700	$623
Petróleos Mexicanos 6.75% 2047	978	990
		6,066
Total corporate bonds & notes		20,241
Bonds & notes of governments & government agencies outside the U.S.1.46%
Brazil (Federative Republic of) 10.00% 2025	BRL22,000	6,495
Colombia (Republic of), Series B, 7.50% 2026	COP6,736,400	2,372
Poland (Republic of), Series 1023, 4.00% 2023	PLN13,160	3,782
Poland (Republic of), Series 0726, 2.50% 2026	10,285	2,627
Portuguese Government 3.875% 2030	€1,400	1,667
Portuguese Republic 4.125% 2027	2,600	3,246
		20,189
U.S. Treasury bonds & notes0.03% U.S. Treasury0.03%
U.S. Treasury 0.75% 2017	$420	419
Total U.S. Treasury bonds & notes		419
Total bonds, notes & other debt instruments (cost: $38,065,000)		40,849
Short-term securities12.16%
British Columbia (Province of) 0.92% due 7/17/2017	6,070	6,067
Chariot Funding, LLC 1.18% due 7/18/20173	15,000	14,991
CPPIB Capital Inc. 1.14% due 7/18/20173	32,200	32,182
Fairway Finance Corp. 1.24% due 9/13/20173	15,000	14,960
Federal Home Loan Bank 1.00%–1.03% due 7/12/2017–8/23/2017	45,200	45,167
General Electric Co. 1.08% due 7/3/2017	15,600	15,599
Paccar Financial Corp. 1.12% due 7/28/2017	8,600	8,592
Victory Receivables Corp. 1.06%–1.14% due 7/3/2017–7/11/20173	30,000	29,990
Total short-term securities (cost: $167,548,000)		167,548
Total investment securities100.53% (cost: $1,287,111,000)		1,385,629
Other assets less liabilities (0.53)%		(7,261)
Net assets100.00%		$1,378,368

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $65,021,000, which represented 4.72% of the net assets of the fund. This amount includes $4,659,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $103,694,000, which represented 7.52% of the net assets of the fund.

American Funds Insurance Series — International Growth and Income Fund — Page 51 of 173

unaudited

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
PLN = Polish zloty

American Funds Insurance Series — International Growth and Income Fund — Page 52 of 173

Capital Income Builder®

Investment portfolio

June 30, 2017

unaudited

Common stocks72.88% Financials14.27%	Shares	Value (000)
Sampo Oyj, Class A	217,380	$11,140
Swedbank AB, Class A	211,087	5,144
Lloyds Banking Group PLC	5,949,400	5,126
Zurich Insurance Group AG	17,206	5,008
Mercury General Corp.	88,510	4,780
KBC Groep NV	57,447	4,357
HSBC Holdings PLC (GBP denominated)	437,200	4,053
ABN AMRO Group NV, depository receipts	141,555	3,753
BB&T Corp.	76,280	3,464
BNP Paribas SA	44,676	3,218
Intesa Sanpaolo SpA	1,056,817	3,133
Svenska Handelsbanken AB, Class A	195,040	2,792
Aberdeen Asset Management PLC	686,800	2,701
Invesco Ltd.	76,400	2,689
CME Group Inc., Class A	21,400	2,680
Skandinaviska Enskilda Banken AB, Class A	169,016	2,044
Wells Fargo & Co.	28,400	1,574
JPMorgan Chase & Co.	16,350	1,494
Union National Bank PJSC1	813,869	1,040
Bank of China Ltd., Class H2	1,894,000	929
MONETA Money Bank, AS, non-registered shares	137,053	459
		71,578
Consumer staples12.66%
Philip Morris International Inc.	190,235	22,342
Coca-Cola Co.	250,145	11,219
Altria Group, Inc.	149,110	11,104
British American Tobacco PLC	93,200	6,353
Imperial Brands PLC	123,800	5,561
Diageo PLC	168,400	4,976
Japan Tobacco Inc.	56,400	1,979
		63,534
Telecommunication services7.90%
Vodafone Group PLC	3,422,700	9,707
Singapore Telecommunications Ltd.	2,861,700	8,086
Verizon Communications Inc.	151,851	6,782
HKT Trust and HKT Ltd., units	4,775,340	6,263
NTT DoCoMo, Inc.	121,700	2,869
AT&T Inc.	65,600	2,475
freenet AG	59,206	1,888
Telia Co. AB	338,776	1,560
		39,630

American Funds Insurance Series — Capital Income Builder — Page 53 of 173

unaudited

Common stocks Energy7.40%	Shares	Value (000)
Royal Dutch Shell PLC, Class B	279,360	$7,504
Royal Dutch Shell PLC, Class B (ADR)	8,500	463
Royal Dutch Shell PLC, Class A	3,192	85
Exxon Mobil Corp.	92,600	7,476
Enbridge Inc. (CAD denominated)	174,970	6,970
Helmerich & Payne, Inc.	96,200	5,227
Inter Pipeline Ltd.	244,600	4,791
Chevron Corp.	22,600	2,358
Occidental Petroleum Corp.	37,200	2,227
		37,101
Health care6.03%
AstraZeneca PLC	104,010	6,956
AstraZeneca PLC (ADR)	114,800	3,914
Pfizer Inc.	232,100	7,796
Roche Holding AG, non-registered shares, nonvoting	26,075	6,640
GlaxoSmithKline PLC	127,210	2,710
Johnson & Johnson	16,800	2,223
		30,239
Information technology4.94%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,003,000	6,875
Microsoft Corp.	61,720	4,254
Paychex, Inc.	67,410	3,838
QUALCOMM Inc.	37,500	2,071
VTech Holdings Ltd.	128,400	2,034
HP Inc.	94,600	1,654
Xilinx, Inc.	22,000	1,415
International Business Machines Corp.	9,110	1,401
Vanguard International Semiconductor Corp.2	616,000	1,215
		24,757
Real estate4.68%
Crown Castle International Corp. REIT	83,300	8,345
Iron Mountain Inc. REIT	165,295	5,680
Nexity SA, Class A, non-registered shares	89,436	5,197
Link REIT	284,000	2,161
Digital Realty Trust, Inc. REIT	18,600	2,101
		23,484
Industrials4.07%
Sydney Airport, units	963,757	5,252
Boeing Co.	20,200	3,994
Airbus SE, non-registered shares	45,592	3,749
Lockheed Martin Corp.	9,760	2,709
BAE Systems PLC	278,100	2,295
Caterpillar Inc.	14,600	1,569
Air New Zealand Ltd.	361,960	865
		20,433
Utilities3.97%
SSE PLC	309,313	5,854
CMS Energy Corp.	79,100	3,658
Infratil Ltd.	1,291,737	2,816
Iberdrola, SA, non-registered shares	301,000	2,384

American Funds Insurance Series — Capital Income Builder — Page 54 of 173

unaudited

Common stocks Utilities (continued)	Shares	Value (000)
EDP - Energias de Portugal, SA	664,397	$2,173
PG&E Corp.	27,756	1,842
Duke Energy Corp.	14,300	1,195
		19,922
Consumer discretionary3.60%
Greene King PLC	549,600	4,821
Las Vegas Sands Corp.	71,400	4,562
SES SA, Class A (FDR)	118,666	2,782
ProSiebenSat.1 Media SE	37,607	1,574
Modern Times Group MTG AB, Class B	35,157	1,210
BCA Marketplace PLC	460,000	1,165
Gannett Co., Inc.	132,999	1,160
Fielmann AG	5,166	399
AA PLC	133,500	396
		18,069
Materials1.23%
Amcor Ltd.	294,697	3,672
Givaudan SA	1,253	2,506
		6,178
Miscellaneous2.13%
Other common stocks in initial period of acquisition		10,684
Total common stocks (cost: $346,870,000)		365,609
Convertible stocks1.22% Real estate1.22%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	50,600	6,134
Total convertible stocks (cost: $5,305,000)		6,134
Bonds, notes & other debt instruments20.55% Mortgage-backed obligations7.49%	Principal?amount (000)
Banc of America Commercial Mortgage Inc., Series 2007-5, Class A1A, 5.361% 20513	$30	31
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.299% 20493,4	223	224
Fannie Mae 4.00% 20363	2,366	2,514
Fannie Mae 4.00% 20453	1,132	1,199
Fannie Mae 4.00% 20453	989	1,041
Fannie Mae 4.00% 20453	386	406
Fannie Mae 4.00% 20473	3,830	4,029
Fannie Mae 4.00% 20473	996	1,048
Freddie Mac 2.50% 20323	117	117
Freddie Mac 2.50% 20333	160	159
Freddie Mac 4.00% 20473	13,957	14,701
Freddie Mac 4.00% 20473	500	526
Freddie Mac 4.50% 20473	6,924	7,419
Government National Mortgage Assn. 4.50% 20453	416	442
Government National Mortgage Assn. 4.50% 20453	267	284
Government National Mortgage Assn. 4.00% 20473	991	1,044
Government National Mortgage Assn. 4.50% 20473	499	532
Government National Mortgage Assn. 5.637% 20593	26	26

American Funds Insurance Series — Capital Income Builder — Page 55 of 173

unaudited

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn. 4.812% 20603	$67	$67
Government National Mortgage Assn. 5.46% 20603	82	85
Government National Mortgage Assn. 4.661% 20613	132	135
Government National Mortgage Assn. 4.801% 20613	95	97
Government National Mortgage Assn. 6.87% 20613	40	41
Government National Mortgage Assn. 4.566% 20623	55	57
Government National Mortgage Assn. 4.633% 20623	368	381
Government National Mortgage Assn. 4.307% 20633	126	132
Government National Mortgage Assn. 4.479% 20633	56	59
Government National Mortgage Assn. 4.565% 20633	157	165
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A1A, 5.682% 20453,4	51	51
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20583,4,5	161	162
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,3,5	84	85
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 20563	294	295
		37,554
U.S. Treasury bonds & notes7.47% U.S. Treasury6.85%
U.S. Treasury 8.00% 2021	5,500	6,932
U.S. Treasury 8.125% 2021	8,200	10,267
U.S. Treasury 1.875% 2022	3,900	3,905
U.S. Treasury 2.00% 2025	9,400	9,242
U.S. Treasury 2.00% 2026	3,500	3,414
U.S. Treasury 2.875% 2045	600	604
		34,364
U.S. Treasury inflation-protected securities0.62%
U.S. Treasury Inflation-Protected Security 0.375% 20256	1,134	1,127
U.S. Treasury Inflation-Protected Security 0.625% 20266	1,955	1,969
		3,096
Total U.S. Treasury bonds & notes		37,460
Corporate bonds & notes4.57% Financials1.51%
Bank of America Corp. 5.625% 2020	300	329
Bank of America Corp. 5.00% 2021	500	546
Bank of America Corp. 5.70% 2022	500	565
Bank of America Corp. 4.10% 2023	1,000	1,060
BB&T Corp. 6.85% 2019	100	109
Berkshire Hathaway Inc. 4.25% 2021	100	108
BNP Paribas 5.00% 2021	300	328
BPCE SA group 4.00% 2024	1,000	1,061
Citigroup Inc. 4.50% 2022	500	538
Goldman Sachs Group, Inc. 5.25% 2021	500	548
Goldman Sachs Group, Inc. 5.75% 2022	500	563
Goldman Sachs Group, Inc., Series D, 6.00% 2020	300	331
JPMorgan Chase & Co. 6.30% 2019	200	215
JPMorgan Chase & Co. 4.25% 2020	300	319
Morgan Stanley 7.30% 2019	200	219
Morgan Stanley 5.50% 2020	300	328
Wells Fargo & Co. 5.625% 2017	100	102
Wells Fargo & Co. 4.60% 2021	300	323
		7,592

American Funds Insurance Series — Capital Income Builder — Page 56 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy0.91%	Principal?amount (000)	Value (000)
Anadarko Petroleum Corp. 4.85% 2021	$500	$534
Enbridge Energy Partners, LP 4.375% 2020	500	527
Enbridge Energy Partners, LP 4.20% 2021	500	522
Enbridge Energy Partners, LP, Series B, 6.50% 2018	100	104
EnLink Midstream Partners, LP 4.40% 2024	200	203
Enterprise Products Operating LLC 6.50% 2019	100	107
Kinder Morgan Energy Partners, LP 5.30% 2020	200	215
Kinder Morgan Energy Partners, LP 3.95% 2022	1,000	1,034
Sabine Pass Liquefaction, LLC 5.625% 2021	500	545
Sabine Pass Liquefaction, LLC 6.25% 2022	500	567
Williams Partners LP 4.125% 2020	200	209
		4,567
Utilities0.50%
CMS Energy Corp. 5.05% 2022	1,200	1,321
Entergy Corp. 5.125% 2020	200	216
Entergy Corp. 4.00% 2022	500	529
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	100	109
NV Energy, Inc 6.25% 2020	200	225
Progress Energy, Inc. 7.05% 2019	100	108
		2,508
Consumer discretionary0.47%
Comcast Corp. 5.15% 2020	100	108
Ford Motor Credit Co. 8.125% 2020	300	341
General Motors Financial Co. 4.375% 2021	400	424
Newell Rubbermaid Inc. 3.85% 2023	1,000	1,051
Time Warner Inc. 4.75% 2021	200	215
Viacom Inc. 5.625% 2019	200	214
		2,353
Consumer staples0.40%
Altria Group, Inc. 9.25% 2019	200	230
Constellation Brands, Inc. 6.00% 2022	600	685
Constellation Brands, Inc. 4.25% 2023	600	639
Kraft Foods Inc. 6.125% 2018	100	105
Reynolds American Inc. 6.875% 2020	300	338
		1,997
Real estate0.21%
AvalonBay Communities, Inc. 6.10% 2020	100	110
Corporate Office Properties LP 3.70% 2021	400	410
Developers Diversified Realty Corp. 7.875% 2020	200	229
Hospitality Properties Trust 4.25% 2021	200	209
Kimco Realty Corp. 6.875% 2019	100	110
		1,068
Health care0.17%
Amerisource Bergen 4.875% 2019	100	106
Boston Scientific Corp. 6.00% 2020	200	218
McKesson Corp. 7.50% 2019	100	108

American Funds Insurance Series — Capital Income Builder — Page 57 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Medtronic, Inc. 4.125% 2021	$200	$213
Thermo Fisher Scientific Inc. 4.70% 2020	200	214
		859
Telecommunication services0.13%
Verizon Communications Inc. 4.50% 2020	300	321
Verizon Communications Inc. 4.60% 2021	300	322
		643
Information technology0.11%
Microsoft Corp. 4.00% 2021	500	535
Industrials0.10%
Caterpillar Financial Services Corp. 7.15% 2019	100	109
General Electric Capital Corp. 5.50% 2020	150	163
Johnson Controls, Inc. 5.00% 2020	200	214
		486
Materials0.06%
BHP Billiton Finance (USA) Ltd. 3.85% 2023	300	319
Total corporate bonds & notes		22,927
Asset-backed obligations1.02%
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 20203	3,000	3,003
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 20193,5	21	21
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20193,5	216	216
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 20193	15	15
Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.97% 20193	396	396
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 20193	392	393
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20203	324	324
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 20203	747	749
		5,117
Total bonds, notes & other debt instruments (cost: $103,148,000)		103,058
Short-term securities5.06%
Federal Home Loan Bank 0.80%–1.01% due 7/3/2017–8/25/2017	25,400	25,394
Total short-term securities (cost: $25,392,000)		25,394
Total investment securities99.71% (cost: $480,715,000)		500,195
Other assets less liabilities 0.29%		1,468
Net assets100.00%		$501,663

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — Capital Income Builder — Page 58 of 173

unaudited

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD257	NZD357	Bank of America, N.A.	7/21/2017	$(5)

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,125,000, which represented .22% of the net assets of the fund. This amount includes $1,040,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $484,000, which represented .10% of the net assets of the fund.
6	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
GBP = British pounds
NZD = New Zealand dollars
USD/$ = U.S. dollars

American Funds Insurance Series — Capital Income Builder — Page 59 of 173

Asset Allocation Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks62.94% Information technology18.29%	Shares	Value (000)
Microsoft Corp.	10,820,000	$745,823
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,550,000	543,628
Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	58,945
ASML Holding NV (New York registered)	2,502,100	326,049
ASML Holding NV	50,859	6,628
VeriSign, Inc.1	3,240,000	301,190
Broadcom Ltd.	1,245,000	290,147
Facebook, Inc., Class A1	1,722,000	259,987
Alphabet Inc., Class C1	168,985	153,562
Alphabet Inc., Class A1	83,000	77,163
Intel Corp.	6,000,000	202,440
Apple Inc.	1,132,850	163,153
Western Digital Corp.	1,800,000	159,480
AAC Technologies Holdings Inc.	12,661,500	158,280
Intuit Inc.	1,133,200	150,500
Symantec Corp.	5,000,000	141,250
Texas Instruments Inc.	1,520,200	116,949
Amphenol Corp., Class A	1,535,000	113,314
Visa Inc., Class A	1,150,200	107,866
Activision Blizzard, Inc.	1,030,000	59,297
Sabre Corp.	2,500,000	54,425
Analog Devices, Inc.	625,000	48,625
Fiserv, Inc.1	350,000	42,819
Murata Manufacturing Co., Ltd.	217,700	33,040
MasterCard Inc., Class A	57,000	6,923
Corporate Risk Holdings I, Inc.1,2	168,812	2,628
Corporate Risk Holdings Corp.1,2	854	—
		4,324,111
Health care8.52%
UnitedHealth Group Inc.	2,431,000	450,756
Johnson & Johnson	2,850,000	377,026
Humana Inc.	1,310,000	315,212
Express Scripts Holding Co.1	3,550,000	226,632
Merck & Co., Inc.	2,170,300	139,095
Regeneron Pharmaceuticals, Inc.1	220,467	108,280
Aetna Inc.	700,000	106,281
Incyte Corp.1	764,450	96,252
Molina Healthcare, Inc.1	985,000	68,142
Bristol-Myers Squibb Co.	978,000	54,494
AbbVie Inc.	575,000	41,693
Medtronic PLC	143,000	12,691
Novartis AG	99,000	8,239
Novo Nordisk A/S, Class B	170,434	7,299
Rotech Healthcare Inc.1,2	184,138	619
		2,012,711

American Funds Insurance Series — Asset Allocation Fund — Page 60 of 173

unaudited

Common stocks Consumer discretionary7.96%	Shares	Value (000)
Comcast Corp., Class A	12,246,000	$476,614
Newell Brands Inc.	5,600,000	300,272
Home Depot, Inc.	1,600,000	245,440
Amazon.com, Inc.1	210,225	203,498
VF Corp.	2,730,000	157,248
General Motors Co.	3,500,000	122,255
Starbucks Corp.	1,706,700	99,518
Charter Communications, Inc., Class A1	284,126	95,708
CBS Corp., Class B	1,000,000	63,780
Twenty-First Century Fox, Inc., Class A	2,000,000	56,680
Industria de Diseño Textil, SA	960,000	36,852
McDonald’s Corp.	95,000	14,550
Liberty Global PLC, Class A1	275,000	8,833
Liberty Global PLC LiLAC, Class A1	34,311	747
		1,881,995
Financials7.68%
JPMorgan Chase & Co.	4,400,000	402,160
Chubb Ltd.	2,458,500	357,417
First Republic Bank	2,480,000	248,248
Citigroup Inc.	2,750,000	183,920
Bank of America Corp.	7,000,000	169,820
BNP Paribas SA	1,500,000	108,036
Capital One Financial Corp.	1,000,000	82,620
PNC Financial Services Group, Inc.	475,000	59,313
Blackstone Group LP	1,510,000	50,358
Wells Fargo & Co.	877,950	48,647
RenaissanceRe Holdings Ltd.	290,000	40,325
SunTrust Banks, Inc.	510,000	28,927
Berkshire Hathaway Inc., Class A1	84	21,395
HDFC Bank Ltd.2	297,000	7,645
ICICI Bank Ltd.	1,580,700	7,096
		1,815,927
Consumer staples5.18%
Philip Morris International Inc.	4,794,000	563,055
Associated British Foods PLC	4,600,000	175,904
Nestlé SA	908,230	79,041
Nestlé SA (ADR)	900,000	78,480
British American Tobacco PLC	1,257,400	85,717
Colgate-Palmolive Co.	1,000,000	74,130
Procter & Gamble Co.	800,000	69,720
CVS Health Corp.	530,000	42,644
Costco Wholesale Corp.	260,500	41,662
Coca-Cola Co.	307,700	13,800
		1,224,153
Energy4.48%
Noble Energy, Inc.	9,000,000	254,700
Weatherford International PLC1	48,600,000	188,082
Chevron Corp.	1,279,750	133,516
Royal Dutch Shell PLC, Class B (ADR)	1,750,000	95,253
Schlumberger Ltd.	1,215,035	79,998
Enbridge Inc.	1,742,200	69,357
Enbridge Inc. (CAD denominated)	47,154	1,878

American Funds Insurance Series — Asset Allocation Fund — Page 61 of 173

unaudited

Common stocks Energy (continued)	Shares	Value (000)
Tallgrass Energy GP, LP, Class A	2,500,000	$63,575
Cabot Oil & Gas Corp.	2,000,000	50,160
Extraction Oil & Gas, Inc.1	3,000,000	40,350
Concho Resources Inc.1	300,000	36,459
Baker Hughes Inc.	645,500	35,186
ConocoPhillips	250,000	10,990
		1,059,504
Industrials3.53%
Lockheed Martin Corp.	1,422,000	394,761
Boeing Co.	1,551,800	306,869
IDEX Corp.	406,100	45,893
Raytheon Co.	265,000	42,792
TransDigm Group Inc.	75,000	20,165
Waste Management, Inc.	214,000	15,697
Rockwell Collins, Inc.	61,000	6,410
CEVA Group PLC1,2,3	6,142	1,766
Atrium Corp.1,2,4	535	1
		834,354
Materials3.39%
E.I. du Pont de Nemours and Co.	4,405,000	355,528
LyondellBasell Industries NV	2,200,000	185,658
Dow Chemical Co.	1,250,000	78,837
Nucor Corp.	1,250,000	72,337
Praxair, Inc.	355,000	47,055
Royal Gold, Inc.	515,000	40,258
Franco-Nevada Corp.	289,978	20,923
Warrior Met Coal, Inc.2,4	101,623	1,602
		802,198
Real estate1.19%
Crown Castle International Corp. REIT	1,151,700	115,377
Simon Property Group, Inc. REIT	625,000	101,100
American Tower Corp. REIT	479,100	63,395
		279,872
Telecommunication services0.97%
AT&T Inc.	3,700,800	139,631
Verizon Communications Inc.	1,519,009	67,839
Zayo Group Holdings, Inc.1	711,721	21,992
NII Holdings, Inc.1	816,045	656
		230,118
Utilities0.33%
Dominion Energy, Inc.	1,000,000	76,630
Miscellaneous1.42%
Other common stocks in initial period of acquisition		335,415
Total common stocks (cost: $10,593,691,000)		14,876,988

American Funds Insurance Series — Asset Allocation Fund — Page 62 of 173

unaudited

Rights & warrants0.00% Miscellaneous0.00%	Shares	Value (000)
Other rights & warrants in initial period of acquisition		$—
Total rights & warrants (cost: $0)		—
Convertible stocks0.04% Industrials0.02%
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%1,2,3	6,267	2,507
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%1,2,3	5,998	1,919
		4,426
Miscellaneous0.02%
Other convertible stocks in initial period of acquisition		5,350
Total convertible stocks (cost: $19,828,000)		9,776
Bonds, notes & other debt instruments29.13% U.S. Treasury bonds & notes12.55% U.S. Treasury10.27%	Principal?amount (000)
U.S. Treasury 0.625% 2018	$35,930	35,743
U.S. Treasury 0.75% 2018	59,002	58,793
U.S. Treasury 3.50% 2018	20,000	20,281
U.S. Treasury 0.75% 2019	11,150	11,000
U.S. Treasury 0.875% 2019	40,000	39,536
U.S. Treasury 1.125% 2019	85,800	85,486
U.S. Treasury 1.125% 2019	62,410	62,193
U.S. Treasury 1.25% 2019	10,000	9,980
U.S. Treasury 1.25% 2019	5,000	4,989
U.S. Treasury 1.375% 2019	20,000	19,957
U.S. Treasury 1.50% 2019	400,000	400,924
U.S. Treasury 1.50% 2019	59,825	59,882
U.S. Treasury 1.75% 2019	21,800	21,962
U.S. Treasury 1.25% 20205	328,117	326,102
U.S. Treasury 1.25% 2020	93,000	92,391
U.S. Treasury 1.375% 2020	55,000	54,822
U.S. Treasury 1.375% 2020	21,500	21,420
U.S. Treasury 1.50% 2020	500	499
U.S. Treasury 1.625% 2020	125,000	125,156
U.S. Treasury 1.625% 2020	10,000	10,031
U.S. Treasury 1.125% 2021	42,000	40,901
U.S. Treasury 1.125% 2021	10,000	9,748
U.S. Treasury 1.375% 2021	49,410	48,880
U.S. Treasury 1.375% 2021	23,500	23,177
U.S. Treasury 1.375% 2021	13,500	13,329
U.S. Treasury 1.75% 2021	9,500	9,476
U.S. Treasury 2.00% 2021	1,450	1,463
U.S. Treasury 2.125% 2021	200	203
U.S. Treasury 2.25% 2021	9,730	9,917
U.S. Treasury 1.75% 2022	4,925	4,898
U.S. Treasury 1.75% 2022	450	448
U.S. Treasury 1.875% 2022	100,000	100,129
U.S. Treasury 1.375% 2023	8,000	7,678
U.S. Treasury 1.375% 2023	5,000	4,804
U.S. Treasury 1.625% 2023	5,000	4,890

American Funds Insurance Series — Asset Allocation Fund — Page 63 of 173

unaudited

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal?amount (000)	Value (000)
U.S. Treasury 2.125% 2023	$15,250	$15,302
U.S. Treasury 2.25% 2023	5,000	5,050
U.S. Treasury 2.00% 2024	12,000	11,910
U.S. Treasury 2.125% 2024	52,500	52,566
U.S. Treasury 2.125% 2024	10,000	10,007
U.S. Treasury 2.25% 2024	5,000	5,047
U.S. Treasury 2.375% 2024	70,000	71,080
U.S. Treasury 2.50% 2024	700	717
U.S. Treasury 2.00% 2025	44,800	44,045
U.S. Treasury 1.50% 2026	15,500	14,506
U.S. Treasury 1.625% 2026	7,000	6,654
U.S. Treasury 1.625% 2026	1,500	1,422
U.S. Treasury 2.00% 2026	8,000	7,803
U.S. Treasury 2.25% 2027	111,075	110,593
U.S. Treasury 2.375% 2027	23,000	23,155
U.S. Treasury 4.75% 2041	15,000	20,217
U.S. Treasury 3.125% 2043	17,500	18,512
U.S. Treasury 2.50% 2046	5,000	4,663
U.S. Treasury 2.875% 2046	147,158	148,198
U.S. Treasury 3.00% 2047	112,750	116,484
		2,429,019
U.S. Treasury inflation-protected securities2.28%
U.S. Treasury Inflation-Protected Security 2.625% 20176	11,797	11,808
U.S. Treasury Inflation-Protected Security 0.125% 20216	38,582	38,543
U.S. Treasury Inflation-Protected Security 0.125% 20246	669	658
U.S. Treasury Inflation-Protected Security 0.625% 20246	213,965	217,193
U.S. Treasury Inflation-Protected Security 0.25% 20256	1,647	1,619
U.S. Treasury Inflation-Protected Security 0.375% 20256	15,826	15,725
U.S. Treasury Inflation-Protected Security 2.375% 20256	195	222
U.S. Treasury Inflation-Protected Security 0.125% 20266	20,400	19,695
U.S. Treasury Inflation-Protected Security 0.625% 20266	22,921	23,085
U.S. Treasury Inflation-Protected Security 0.375% 20276	30,365	29,849
U.S. Treasury Inflation-Protected Security 0.75% 20426	18,600	17,739
U.S. Treasury Inflation-Protected Security 1.375% 20446	134,572	146,704
U.S. Treasury Inflation-Protected Security 1.00% 20466	15,478	15,490
		538,330
Total U.S. Treasury bonds & notes		2,967,349
Corporate bonds & notes9.69% Energy1.91%
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.589% 20217,8,9,10	5,188	584
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.339% 20207,8,9,10	6,933	4,455
American Energy (Permian Basin) 7.125% 20204	7,345	6,096
American Energy (Permian Basin) 7.375% 20214	5,725	4,752
Anadarko Petroleum Corp. 4.85% 2021	3,455	3,690
Anadarko Petroleum Corp. 5.55% 2026	2,250	2,519
Anadarko Petroleum Corp. 6.60% 2046	2,300	2,850
APT Pipelines Ltd. 4.20% 20254	7,000	7,238
Blackstone CQP Holdco LP, 6.50% 20213,4	21,325	21,443
Boardwalk Pipelines, LP 5.95% 2026	2,000	2,231
Boardwalk Pipelines, LP 4.45% 2027	735	754
Canadian Natural Resources Ltd. 2.95% 2023	7,975	7,920

American Funds Insurance Series — Asset Allocation Fund — Page 64 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Canadian Natural Resources Ltd. 3.85% 2027	$2,855	$2,844
Canadian Natural Resources Ltd. 4.95% 2047	1,815	1,852
Cenovus Energy Inc. 3.80% 2023	3,970	3,921
Cenovus Energy Inc. 4.25% 20274	6,625	6,324
Cenovus Energy Inc. 5.25% 20374	3,000	2,813
Cenovus Energy Inc. 5.40% 20474	2,415	2,265
Cheniere Energy, Inc. 5.125% 20274	3,050	3,130
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.408% 201910	5,025	4,950
Chesapeake Energy Corp. 4.875% 2022	6,250	5,844
Chesapeake Energy Corp. 8.00% 20254	3,775	3,751
Chesapeake Energy Corp. 8.00% 20274	1,175	1,156
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 8.686% 20218,9,10	2,150	2,300
Chevron Corp. 2.10% 2021	2,500	2,494
Chevron Corp. 2.498% 2022	2,730	2,757
Chevron Corp. 2.566% 2023	2,000	2,005
Chevron Corp. 2.895% 2024	4,500	4,546
Chevron Corp. 3.326% 2025	1,165	1,195
ConocoPhillips 4.20% 2021	3,300	3,501
ConocoPhillips 4.95% 2026	1,750	1,953
CONSOL Energy Inc. 5.875% 2022	17,925	17,701
Convey Park Energy LLC 7.50% 20254	1,225	1,228
DCP Midstream Operating LP 4.95% 2022	3,800	3,876
Devon Energy Corp. 5.85% 2025	2,000	2,277
Devon Energy Corp. 5.00% 2045	3,590	3,676
Diamond Offshore Drilling, Inc. 4.875% 2043	4,685	3,045
Enbridge Energy Partners, LP 5.20% 2020	120	127
Enbridge Energy Partners, LP 5.875% 2025	3,825	4,371
Enbridge Energy Partners, LP 7.375% 2045	1,000	1,279
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,900	4,039
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,518
Enbridge Inc. 4.00% 2023	3,035	3,190
Enbridge Inc. 3.50% 2024	1,000	1,001
Enbridge Inc. 4.25% 2026	1,855	1,940
Enbridge Inc. 5.50% 2046	965	1,093
Energy Transfer Partners, LP 4.15% 2020	3,500	3,638
Energy Transfer Partners, LP 7.50% 2020	1,175	1,319
Energy Transfer Partners, LP 5.875% 2024	2,775	2,955
Energy Transfer Partners, LP 4.75% 2026	6,500	6,774
Energy Transfer Partners, LP 4.20% 2027	650	649
Energy Transfer Partners, LP 5.50% 2027	4,420	4,597
Energy Transfer Partners, LP 5.30% 2047	2,000	1,989
EnLink Midstream Partners, LP 4.15% 2025	7,330	7,251
EnLink Midstream Partners, LP 4.85% 2026	2,500	2,606
EnLink Midstream Partners, LP 5.05% 2045	3,135	2,924
EnLink Midstream Partners, LP 5.45% 2047	1,415	1,418
Ensco PLC 5.75% 2044	5,595	3,721
Enterprise Products Operating LLC 4.90% 2046	1,000	1,081
EOG Resources, Inc. 4.15% 2026	2,980	3,137
Exxon Mobil Corp. 2.222% 2021	5,070	5,105
Exxon Mobil Corp. 2.726% 2023	3,000	3,037
Exxon Mobil Corp. 3.043% 2026	2,250	2,272
Genesis Energy, LP 6.75% 2022	3,750	3,778
Halliburton Co. 3.80% 2025	6,915	7,100
Halliburton Co. 4.85% 2035	1,000	1,074

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Halliburton Co. 5.00% 2045	$1,000	$1,070
Jupiter Resources Inc. 8.50% 20224	2,800	2,114
Kinder Morgan Energy Partners, LP 3.50% 2021	40	41
Kinder Morgan Energy Partners, LP 5.40% 2044	1,380	1,399
Kinder Morgan Energy Partners, LP 5.50% 2044	3,578	3,711
Kinder Morgan Finance Co. 5.05% 2046	1,500	1,514
Kinder Morgan, Inc. 3.05% 2019	2,520	2,565
Kinder Morgan, Inc. 4.30% 2025	1,625	1,692
Kinder Morgan, Inc. 5.55% 2045	1,000	1,065
MPLX LP 4.125% 2027	4,155	4,178
MPLX LP 5.20% 2047	2,525	2,599
NGL Energy Partners LP 6.875% 2021	5,505	5,491
NGL Energy Partners LP 6.125% 20254	4,900	4,508
NGPL PipeCo LLC 7.119% 20174	2,110	2,160
Noble Corp. PLC 7.70% 2025	3,175	2,453
Noble Corp. PLC 8.70% 2045	3,525	2,538
Peabody Energy Corp. 6.00% 20224	600	598
Peabody Energy Corp. 6.375% 20254	600	593
Petróleos Mexicanos 5.50% 2021	2,300	2,416
Petróleos Mexicanos 5.375% 20224	935	986
Petróleos Mexicanos 3.50% 2023	7,000	6,727
Petróleos Mexicanos 4.625% 2023	2,500	2,536
Petróleos Mexicanos 6.50% 20274	5,630	6,055
Petróleos Mexicanos 5.625% 2046	3,370	3,000
Petróleos Mexicanos 6.75% 2047	4,115	4,166
Phillips 66 Partners LP 3.55% 2026	335	326
Phillips 66 Partners LP 4.90% 2046	5,975	5,923
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,439
QGOG Constellation SA 6.25% 20194	850	614
Royal Dutch Shell PLC 1.375% 2019	130	129
Royal Dutch Shell PLC 1.75% 2021	1,855	1,821
Royal Dutch Shell PLC 2.50% 2026	1,000	957
Royal Dutch Shell PLC 3.75% 2046	4,500	4,276
Sabine Pass Liquefaction, LLC 5.875% 2026	3,000	3,363
Sabine Pass Liquefaction, LLC 4.20% 20284	12,540	12,697
Schlumberger BV 3.625% 20224	2,800	2,916
Schlumberger BV 4.00% 20254	120	126
Seven Generations Energy Ltd. 6.75% 20234	2,000	2,085
Shell International Finance BV 2.25% 2020	1,965	1,979
SM Energy Co. 6.50% 2021	2,325	2,273
SM Energy Co. 5.625% 2025	3,825	3,471
Southwestern Energy Co. 4.10% 2022	9,410	8,816
Spectra Energy Partners, LP 3.375% 2026	615	602
Spectra Energy Partners, LP 4.50% 2045	1,150	1,139
Statoil ASA 2.75% 2021	1,925	1,954
Statoil ASA 3.25% 2024	2,850	2,915
Statoil ASA 4.25% 2041	2,000	2,056
Sunoco LP 6.25% 2021	5,015	5,253
Targa Resources Partners LP 4.125% 2019	7,330	7,449
Targa Resources Partners LP 6.75% 2024	2,965	3,202
Teekay Corp. 8.50% 2020	15,305	14,023
Tesoro Logistics LP 5.50% 2019	3,410	3,615
Tesoro Logistics LP 5.25% 2025	1,775	1,870
TransCanada PipeLines Ltd. 6.50% 2018	475	499

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
TransCanada PipeLines Ltd. 7.625% 2039	$5,000	$7,324
Transocean Inc. 9.00% 20234	1,650	1,720
Ultra Petroleum Corp. 6.875% 20224	2,650	2,633
Ultra Petroleum Corp. 7.125% 20254	1,150	1,136
Weatherford International PLC 4.50% 2022	1,370	1,216
Weatherford International PLC 8.25% 2023	5,750	5,764
Weatherford International PLC 6.50% 2036	7,595	6,494
Weatherford International PLC 6.75% 2040	7,825	6,769
Western Gas Partners LP 4.65% 2026	925	949
Williams Companies, Inc. 3.70% 2023	5,335	5,282
Williams Partners LP 3.60% 2022	2,250	2,301
Williams Partners LP 4.30% 2024	160	167
Williams Partners LP 3.90% 2025	1,000	1,013
Williams Partners LP 3.75% 2027	1,050	1,042
		451,692
Financials1.50%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,353
ACE INA Holdings Inc. 2.875% 2022	3,880	3,949
ACE INA Holdings Inc. 3.35% 2026	880	901
ACE INA Holdings Inc. 4.35% 2045	800	881
Allstate Corp. 3.28% 2026	5,095	5,182
Bank of America Corp. 2.625% 2020	4,037	4,081
Bank of America Corp. 2.625% 2021	2,000	2,011
Bank of America Corp. 3.875% 2025	8,500	8,803
Bank of America Corp. 3.248% 2027	1,500	1,453
Bank of America Corp. 3.705% 2028	2,750	2,774
Bank of America Corp. 3.824% 2028	1,250	1,273
Bank of America Corp. 4.244% 2038	1,000	1,043
BB&T Corp. 2.45% 2020	6,000	6,069
BB&T Corp. 2.625% 2022	2,500	2,530
BB&T Corp. 2.75% 2022	6,000	6,092
Berkshire Hathaway Finance Corp. 1.30% 2019	1,070	1,063
Berkshire Hathaway Inc. 2.20% 2021	1,000	1,008
Berkshire Hathaway Inc. 2.75% 2023	2,615	2,651
Berkshire Hathaway Inc. 3.125% 2026	1,000	1,012
BPCE SA group 5.70% 20234	4,460	4,972
BPCE SA group 5.15% 20244	3,000	3,210
CIT Group Inc. 3.875% 2019	14,485	14,883
Citigroup Inc. 1.70% 2018	150	150
Citigroup Inc. 2.35% 2021	8,650	8,579
Citigroup Inc. 2.90% 2021	4,000	4,044
Citigroup Inc. 3.20% 2026	2,211	2,153
Citigroup Inc. 3.887% 2028	1,250	1,272
Commonwealth Bank of Australia 2.25% 20204	1,000	1,002
Commonwealth Bank of Australia 2.75% 20224	1,000	1,009
Crédit Agricole SA 4.375% 20254	1,700	1,766
Credit Suisse Group AG 1.70% 2018	4,000	4,000
Credit Suisse Group AG 3.00% 2021	250	255
Credit Suisse Group AG 3.80% 2023	1,625	1,677
Danske Bank AS 2.00% 20214	2,365	2,326
Danske Bank AS 2.70% 20224	2,000	2,014
DNB ASA 2.375% 20214	3,000	2,988
Goldman Sachs Group, Inc. 2.55% 2019	4,000	4,046

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Goldman Sachs Group, Inc. 2.875% 2021	$231	$234
Goldman Sachs Group, Inc. 5.25% 2021	200	219
Goldman Sachs Group, Inc. 3.00% 2022	4,750	4,797
Goldman Sachs Group, Inc. 2.908% 2023	3,000	2,992
Goldman Sachs Group, Inc. 3.50% 2025	280	283
Goldman Sachs Group, Inc. 3.75% 2026	2,280	2,326
Goldman Sachs Group, Inc. 3.691% 2028	7,250	7,289
HSBC Holdings PLC 3.262% 2023	5,250	5,352
HSBC Holdings PLC 4.25% 2024	3,000	3,108
HSBC Holdings PLC 3.90% 2026	200	207
HSBC Holdings PLC 4.30% 2026	200	213
Icahn Enterprises Finance Corp. 6.25% 2022	1,600	1,672
Intercontinentalexchange, Inc. 2.50% 2018	4,000	4,040
Intesa Sanpaolo SpA 5.017% 20244	2,730	2,773
iStar Financial Inc. 4.00% 2017	8,675	8,680
JPMorgan Chase & Co. 2.55% 2020	2,750	2,774
JPMorgan Chase & Co. 2.55% 2021	497	500
JPMorgan Chase & Co. 3.25% 2022	180	185
JPMorgan Chase & Co. 2.70% 2023	125	124
JPMorgan Chase & Co. 3.54% 2028	6,500	6,544
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% 2049	3,200	3,340
Lloyds Banking Group PLC 3.00% 2022	4,000	4,043
Lloyds Banking Group PLC 4.582% 2025	1,500	1,558
MetLife Global Funding I 1.55% 20194	3,500	3,470
MetLife Global Funding I 2.50% 20204	8,000	8,060
MetLife Global Funding I 1.95% 20214	2,500	2,451
Morgan Stanley 2.50% 2021	3,000	2,999
Morgan Stanley (3-month USD-LIBOR + 1.22%) 2.373% 202410	3,000	3,018
Morgan Stanley 3.875% 2026	2,650	2,731
Morgan Stanley 3.625% 2027	4,025	4,056
National Australia Bank Ltd. 1.375% 2019	975	964
National Australia Bank Ltd. 1.875% 2021	975	954
Navient Corp. 4.875% 2019	7,800	8,132
Navient Corp. 6.50% 2022	675	717
Navient Corp. 5.50% 2023	3,640	3,713
New York Life Global Funding 1.50% 20194	1,525	1,513
New York Life Global Funding 1.70% 20214	1,500	1,463
New York Life Global Funding 2.35% 20264	1,190	1,140
Nordea Bank AB 2.50% 20204	4,450	4,494
PNC Bank 1.45% 2019	3,340	3,309
PNC Bank 2.30% 2020	250	252
PNC Bank 2.55% 2021	8,000	8,056
PNC Financial Services Group, Inc. 2.854% 2022	1,445	1,459
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,092
Prudential Financial, Inc. 3.50% 2024	4,000	4,171
QBE Insurance Group Ltd. 2.40% 20184	5,000	5,005
Rabobank Nederland 2.75% 2022	2,825	2,869
Rabobank Nederland 4.375% 2025	5,500	5,778
Skandinaviska Enskilda Banken AB 2.625% 2021	250	252
Skandinaviska Enskilda Banken AB 2.80% 2022	4,750	4,806
Starwood Property Trust, Inc. 5.00% 20214	2,550	2,658
Travelers Companies, Inc. 4.00% 2047	4,465	4,578
UBS Group AG 4.125% 20254	2,750	2,886
UniCredit SPA 3.75% 20224	8,350	8,560

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
UniCredit SPA 4.625% 20274	$3,125	$3,303
UniCredit SPA 5.861% 20324	3,050	3,139
US Bancorp. 2.625% 2022	1,805	1,825
US Bancorp. 3.70% 2024	7,000	7,406
US Bancorp. 2.375% 2026	6,500	6,134
US Bancorp. 3.15% 2027	10,500	10,532
Wells Fargo & Co. 2.15% 2019	9,000	9,045
Wells Fargo & Co. 2.55% 2020	2,175	2,201
Wells Fargo & Co. 2.50% 2021	7,500	7,529
Wells Fargo & Co. 3.069% 2023	3,000	3,042
Wells Fargo & Co. 3.584% 2028	4,425	4,477
Westpac Banking Corp. 2.15% 2020	12,000	12,027
		354,994
Health care1.38%
Abbott Laboratories 2.90% 2021	1,130	1,142
Abbott Laboratories 3.40% 2023	1,965	2,014
Abbott Laboratories 3.75% 2026	7,195	7,360
Abbott Laboratories 4.75% 2036	460	503
Abbott Laboratories 4.90% 2046	920	1,021
AbbVie Inc. 2.50% 2020	360	364
AbbVie Inc. 2.90% 2022	115	116
AbbVie Inc. 3.20% 2022	4,680	4,805
AbbVie Inc. 3.60% 2025	110	112
AbbVie Inc. 3.20% 2026	125	124
AbbVie Inc. 4.30% 2036	1,650	1,686
AbbVie Inc. 4.45% 2046	6,350	6,591
Aetna Inc. 1.70% 2018	855	856
Allergan PLC 2.35% 2018	2,000	2,009
Allergan PLC 3.00% 2020	1,050	1,074
Allergan PLC 3.45% 2022	7,645	7,888
Allergan PLC 3.85% 2024	2,000	2,089
Allergan PLC 4.75% 2045	1,439	1,562
Amgen Inc. 2.65% 2022	7,000	7,030
Amgen Inc. 2.70% 2022	3,400	3,423
Amgen Inc. 4.40% 2045	2,000	2,065
AstraZeneca PLC 3.375% 2025	7,890	8,068
Bayer AG 2.375% 20194	2,750	2,773
Becton, Dickinson and Co. 2.133% 2019	2,250	2,255
Becton, Dickinson and Co. 2.404% 2020	2,250	2,256
Becton, Dickinson and Co. 2.894% 2022	6,360	6,375
Becton, Dickinson and Co. 3.363% 2024	860	863
Becton, Dickinson and Co. 3.70% 2027	885	888
Becton, Dickinson and Co. 4.669% 2047	400	414
Boston Scientific Corp. 3.85% 2025	6,750	6,983
Celgene Corp. 3.625% 2024	3,000	3,111
Celgene Corp. 3.875% 2025	1,370	1,433
Centene Corp. 4.75% 2022	10,495	11,007
Centene Corp. 4.75% 2025	3,825	3,940
Community Health Systems Inc. 5.125% 2021	2,040	2,073
Community Health Systems Inc. 6.25% 2023	2,160	2,238
Concordia Healthcare Corp, Term Loan B, (3-month USD-LIBOR + 4.25%) 5.501% 20218,9,10	7,693	5,784
Concordia Healthcare Corp. 9.50% 20224	2,860	500
Concordia Healthcare Corp. 7.00% 20234	7,380	1,107

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
DaVita HealthCare Partners Inc. 5.00% 2025	$3,875	$3,894
DJO Finance LLC 10.75% 2020	2,035	1,735
DJO Finance LLC 8.125% 20214	4,675	4,371
EMD Finance LLC 2.40% 20204	210	211
EMD Finance LLC 2.95% 20224	1,010	1,029
EMD Finance LLC 3.25% 20254	9,170	9,218
Endo Finance LLC & Endo Finco Inc. 6.00% 20254	3,580	2,936
Endo Pharmaceuticals Holdings Inc. 5.75% 20224	3,550	3,212
HCA Inc. 5.25% 2026	1,250	1,351
Healthsouth Corp. 5.75% 2024	1,925	1,984
Healthsouth Corp. 5.75% 2025	2,935	3,104
Johnson & Johnson 2.25% 2022	3,750	3,772
Johnson & Johnson 2.45% 2026	1,285	1,255
Johnson & Johnson 2.95% 2027	2,250	2,280
Johnson & Johnson 3.625% 2037	2,250	2,361
Johnson & Johnson 3.75% 2047	2,250	2,341
Kinetic Concepts, Inc. 12.50% 20214	4,805	5,430
Mallinckrodt PLC 4.875% 20204	4,860	4,757
Medtronic, Inc. 3.50% 2025	3,000	3,125
Medtronic, Inc. 3.35% 2027	1,500	1,531
Medtronic, Inc. 4.375% 2035	4,537	5,001
Medtronic, Inc. 4.625% 2045	3,260	3,683
Molina Healthcare, Inc. 5.375% 2022	7,080	7,531
Quintiles Transnational Corp. 4.875% 20234	2,475	2,546
Roche Holdings, Inc. 2.875% 20214	8,625	8,825
Roche Holdings, Inc. 1.75% 20224	2,340	2,282
Roche Holdings, Inc. 3.35% 20244	200	207
Roche Holdings, Inc. 3.00% 20254	6,000	6,025
Roche Holdings, Inc. 2.375% 20274	2,470	2,346
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)2,8,9,10,11	6,729	6,593
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.55% 20182,8,9,10	2,984	2,969
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.00% 20192,8,9,10	2,400	2,388
Shire PLC 1.90% 2019	2,130	2,121
Shire PLC 2.40% 2021	6,465	6,395
Shire PLC 2.875% 2023	5,670	5,627
Shire PLC 3.20% 2026	4,080	3,998
Tenet Healthcare Corp. 4.375% 2021	2,700	2,754
Tenet Healthcare Corp. 4.625% 20244	1,827	1,836
Tenet Healthcare Corp. 4.625% 20244	1,326	1,331
Tenet Healthcare Corp., First Lien, 4.75% 2020	3,290	3,422
Tenet Healthcare Corp., First Lien, 6.00% 2020	7,955	8,542
Tenet Healthcare Corp., First Lien, 4.50% 2021	2,525	2,579
Teva Pharmaceutical Finance Company BV 1.40% 2018	735	733
Teva Pharmaceutical Finance Company BV 1.70% 2019	725	719
Teva Pharmaceutical Finance Company BV 2.20% 2021	530	521
Teva Pharmaceutical Finance Company BV 2.80% 2023	2,530	2,464
Teva Pharmaceutical Finance Company BV 3.15% 2026	9,595	9,131
Teva Pharmaceutical Finance Company BV 4.10% 2046	7,310	6,771
Thermo Fisher Scientific Inc. 2.40% 2019	4,025	4,056
Thermo Fisher Scientific Inc. 4.15% 2024	2,000	2,136
UnitedHealth Group Inc. 3.35% 2022	4,355	4,549
VPI Escrow Corp. 6.375% 20204	13,865	13,501

American Funds Insurance Series — Asset Allocation Fund — Page 70 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
VRX Escrow Corp. 6.125% 20254	$13,900	$11,815
Zimmer Holdings, Inc. 3.15% 2022	6,070	6,168
		327,364
Consumer discretionary0.92%
Amazon.com, Inc. 4.80% 2034	1,000	1,156
American Axle & Manufacturing Holdings, Inc. 6.50% 20274	3,275	3,193
Bayerische Motoren Werke AG 2.25% 20234	600	583
Cablevision Systems Corp. 6.75% 2021	5,975	6,632
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	3,000	3,200
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	1,082
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20264	5,850	6,274
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	750	904
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20474	2,615	2,781
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,135	12,120
Comcast Corp. 5.875% 2018	100	103
Comcast Corp. 1.625% 2022	2,000	1,946
Comcast Corp. 2.35% 2027	5,435	5,108
Comcast Corp. 3.30% 2027	1,000	1,014
Comcast Corp. 3.20% 2036	750	704
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.48% 20208,9,10	4,075	3,296
DaimlerChrysler North America Holding Corp. 2.25% 20194	6,000	6,024
DaimlerChrysler North America Holding Corp. 2.25% 20204	2,765	2,769
DaimlerChrysler North America Holding Corp. 2.00% 20214	200	197
DaimlerChrysler North America Holding Corp. 3.45% 20274	2,505	2,549
Ford Motor Credit Co. 1.897% 2019	2,500	2,482
Ford Motor Credit Co. 2.597% 2019	3,000	3,022
Ford Motor Credit Co. 2.943% 2019	5,000	5,066
Ford Motor Credit Co. 3.157% 2020	1,000	1,020
Ford Motor Credit Co. 3.20% 2021	2,250	2,285
Ford Motor Credit Co. 3.219% 2022	6,000	6,059
Ford Motor Credit Co. 4.134% 2025	5,000	5,095
Ford Motor Credit Co. 5.291% 2046	7,750	7,994
General Motors Co. 5.20% 2045	3,000	2,958
General Motors Co. 6.75% 2046	250	298
General Motors Financial Co. 2.35% 2019	3,500	3,502
General Motors Financial Co. 3.70% 2020	6,355	6,580
General Motors Financial Co. 3.20% 2021	2,500	2,530
General Motors Financial Co. 3.45% 2022	5,875	5,977
General Motors Financial Co. 3.45% 2022	2,000	2,035
General Motors Financial Co. 4.30% 2025	1,250	1,277
General Motors Financial Co. 4.35% 2027	1,000	1,014
Home Depot, Inc. 1.80% 2020	3,415	3,418
Home Depot, Inc. 2.00% 2021	2,000	1,995
Home Depot, Inc. 2.125% 2026	2,000	1,872
Home Depot, Inc. 4.25% 2046	4,000	4,315
Home Depot, Inc. 3.90% 2047	2,250	2,290
iHeartCommunications, Inc. 9.00% 2019	8,920	7,036
Limited Brands, Inc. 6.875% 2035	4,185	4,059
Lowe’s Companies, Inc. 2.50% 2026	2,720	2,618
Lowe’s Companies, Inc. 3.10% 2027	9,000	8,971
McDonald’s Corp. 2.75% 2020	1,750	1,783
McDonald’s Corp. 2.625% 2022	1,105	1,113
McDonald’s Corp. 3.50% 2027	2,000	2,037

American Funds Insurance Series — Asset Allocation Fund — Page 71 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Meritage Homes Corp. 5.125% 20274	$2,175	$2,183
NBC Universal Enterprise, Inc. 1.974% 20194	100	100
Newell Rubbermaid Inc. 2.60% 2019	188	190
Newell Rubbermaid Inc. 3.15% 2021	2,050	2,100
Newell Rubbermaid Inc. 3.85% 2023	3,135	3,295
Newell Rubbermaid Inc. 4.20% 2026	3,085	3,279
Newell Rubbermaid Inc. 5.50% 2046	795	961
NIKE, Inc. 2.375% 2026	4,000	3,800
NIKE, Inc. 3.375% 2046	750	693
Petsmart, Inc. 5.875% 20254	2,800	2,713
Petsmart, Inc. 8.875% 20254	5,375	4,978
Scientific Games Corp. 7.00% 20224	1,975	2,108
Sirius XM Radio Inc 3.875% 20224	1,475	1,494
Sotheby’s Holdings, Inc. 5.25% 20224	2,435	2,502
Starbucks Corp. 2.70% 2022	1,500	1,529
TI Automotive Ltd. 8.75% 20234	2,520	2,678
Time Warner Inc. 3.80% 2027	605	610
Toyota Motor Credit Corp. 2.60% 2022	2,000	2,022
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20234	4,018	4,063
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20254	4,425	4,666
Wynn Macau, Ltd. 5.25% 20214	9,250	9,504
		217,804
Utilities0.82%
AES Corp. 5.50% 2025	5,525	5,808
AES Corp. 6.00% 2026	2,815	3,026
American Electric Power Co., Inc. 2.95% 2022	4,020	4,097
American Electric Power Co., Inc. 2.75% 2026	670	643
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,256
Calpine Corp. 5.375% 2023	1,510	1,478
Calpine Corp. 5.25% 20264	1,795	1,768
CMS Energy Corp. 8.75% 2019	2,000	2,248
Comision Federal de Electricidad 4.75% 20274	1,270	1,310
Commonwealth Edison Company 2.55% 2026	750	723
Commonwealth Edison Company 4.35% 2045	2,085	2,260
Commonwealth Edison Company 3.65% 2046	2,000	1,955
Consumers Energy Co. 3.375% 2023	475	497
Consumers Energy Co. 3.125% 2024	3,785	3,841
Consumers Energy Co. 3.25% 2046	940	865
Dominion Resources, Inc. 1.875% 20184	2,500	2,498
Dominion Resources, Inc. 1.60% 2019	890	883
Dominion Resources, Inc. 2.962% 2019	300	305
Dominion Resources, Inc. 2.579% 2020	950	955
Dominion Resources, Inc. 2.00% 2021	790	775
Dominion Resources, Inc. 2.75% 2022	800	805
Dominion Resources, Inc. 2.85% 2026	1,500	1,433
Duke Energy Corp. 1.80% 2021	275	269
Duke Energy Corp. 3.75% 2024	150	157
Duke Energy Corp. 2.65% 2026	2,325	2,213
Duke Energy Florida, LLC 3.20% 2027	2,420	2,454
Duke Energy Ohio, Inc. 3.70% 2046	1,950	1,920
Duke Energy Progress Inc. 4.15% 2044	3,020	3,174
Duke Energy Progress Inc. 3.70% 2046	4,350	4,293
Dynegy Finance Inc. 6.75% 2019	2,205	2,285

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
EDP Finance BV 4.125% 20204	$6,000	$6,216
EDP Finance BV 3.625% 20244	12,250	12,115
Electricité de France SA 2.35% 20204	650	653
Electricité de France SA 6.95% 20394	4,000	5,331
Emera US Finance LP 2.15% 2019	300	300
Emera US Finance LP 2.70% 2021	770	772
Emera US Finance LP 3.55% 2026	645	648
Enersis Américas SA 4.00% 2026	495	501
Entergy Corp. 2.95% 2026	1,160	1,113
Exelon Corp. 3.497% 2022	5,250	5,390
Exelon Corp. 3.40% 2026	200	200
FirstEnergy Corp. 2.85% 2022	1,540	1,536
FirstEnergy Corp. 3.90% 2027	3,660	3,668
FirstEnergy Corp. 7.375% 2031	2,250	2,967
FirstEnergy Corp. 4.85% 2047	6,395	6,507
Great Plains Energy Inc. 4.20% 2047	2,100	2,151
MidAmerican Energy Co. 2.40% 2019	1,500	1,516
MidAmerican Energy Co. 3.10% 2027	2,000	2,018
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	7,000	7,044
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	5,230	5,306
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	6,000	5,993
Northern States Power Co. 4.125% 2044	6,000	6,390
NRG Energy, Inc. 6.25% 2022	4,790	4,940
NRG Energy, Inc. 6.625% 2027	1,700	1,711
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,259
Pacific Gas and Electric Co. 3.85% 2023	6,929	7,368
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,352
Pacific Gas and Electric Co. 3.30% 2027	1,545	1,582
Pacific Gas and Electric Co. 4.30% 2045	1,270	1,366
Pacific Gas and Electric Co. 4.25% 2046	120	128
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,301
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	7,025
Public Service Co. of Colorado 2.25% 2022	2,000	1,987
Public Service Enterprise Group Inc. 2.00% 2021	2,130	2,084
Public Service Enterprise Group Inc. 2.25% 2026	385	364
Puget Energy, Inc. 6.50% 2020	1,245	1,393
Puget Energy, Inc. 6.00% 2021	1,823	2,049
Puget Energy, Inc. 5.625% 2022	1,965	2,197
Puget Energy, Inc. 3.65% 2025	3,135	3,146
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,597
Talen Energy Corp. 4.625% 20194	1,812	1,771
Tampa Electric Co. 4.35% 2044	3,805	3,917
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20184,9	58	59
Virginia Electric and Power Co. 3.50% 2027	6,000	6,182
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	1,815
		193,122
Telecommunication services0.70%
AT&T Inc. 2.80% 2021	3,150	3,186
AT&T Inc. 4.25% 2027	9,270	9,603
AT&T Inc. 5.25% 2037	5,250	5,616
AT&T Inc. 5.45% 2047	2,250	2,435
British Telecommunications PLC 9.125% 2030	4,225	6,439
CenturyLink, Inc. 6.75% 2023	1,700	1,837

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal?amount (000)	Value (000)
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20204	$4,343	$4,441
Deutsche Telekom International Finance BV 1.95% 20214	1,000	975
Deutsche Telekom International Finance BV 2.82% 20224	2,535	2,552
Deutsche Telekom International Finance BV 3.60% 20274	4,750	4,843
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,642
France Télécom 4.125% 2021	5,000	5,320
France Télécom 9.00% 2031	33	50
Frontier Communications Corp. 11.00% 2025	9,400	8,765
Inmarsat PLC 4.875% 20224	6,725	6,860
Inmarsat PLC 6.50% 20244	2,700	2,889
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)8,9,10,11	25,478	24,514
MetroPCS Wireless, Inc. 6.625% 2023	3,850	4,084
Orange SA 1.625% 2019	2,250	2,232
Orange SA 5.50% 2044	3,000	3,600
SoftBank Group Corp. 4.50% 20204	8,465	8,821
T-Mobile US, Inc. 6.50% 2026	275	304
Trilogy International Partners, LLC 8.875% 20224	7,550	7,880
Verizon Communications Inc. 2.946% 20224	4,940	4,979
Verizon Communications Inc. 4.125% 2046	4,228	3,783
Wind Acquisition SA 4.75% 20204	3,450	3,495
Wind Acquisition SA 7.375% 20214	12,300	12,800
Windstream Holdings, Inc. 7.75% 2021	10,225	9,663
Windstream Holdings, Inc. 7.50% 2022	500	449
Ziggo Bond Finance BV 5.50% 20274	7,050	7,217
		165,274
Materials0.65%
Aleris International, Inc. 7.875% 2020	1,625	1,540
ArcelorMittal 7.50% 2041	8,065	8,932
Ball Corp. 4.375% 2020	2,450	2,582
CF Industries, Inc. 4.50% 20264	1,965	2,024
CF Industries, Inc. 4.95% 2043	7,295	6,292
Chemours Co. 6.625% 2023	4,990	5,302
Chemours Co. 7.00% 2025	3,050	3,340
Cliffs Natural Resources Inc. 8.25% 20204	13,501	14,784
Cliffs Natural Resources Inc. 5.75% 20254	7,670	7,267
Eastman Chemical Co. 2.70% 2020	7,000	7,096
First Quantum Minerals Ltd. 7.00% 20214	5,627	5,796
First Quantum Minerals Ltd. 7.25% 20224	8,925	9,148
First Quantum Minerals Ltd. 7.50% 20254	10,100	9,923
FMG Resources 9.75% 20224	7,595	8,687
Freeport-McMoRan Inc. 3.55% 2022	6,235	5,874
Georgia Gulf Corp. 4.625% 2021	3,550	3,692
Georgia-Pacific Corp. 2.539% 20194	7,000	7,066
Holcim Ltd. 5.15% 20234	7,395	8,161
Huntsman Corp. 5.75% 20254	385	390
Huntsman International LLC 4.875% 2020	4,935	5,206
International Paper Co. 7.30% 2039	2,005	2,723
Novelis Corp. 5.875% 20264	2,600	2,684
Rayonier Advanced Materials Inc. 5.50% 20244	3,304	3,232
Reynolds Group Inc. 5.75% 2020	3,745	3,837
Ryerson Inc. 11.00% 20224	7,080	8,027
Sherwin-Williams Co. 2.25% 2020	4,750	4,764
Sherwin-Williams Co. 2.75% 2022	1,185	1,185

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Sherwin-Williams Co. 3.125% 2024	$550	$553
Sherwin-Williams Co. 3.45% 2027	1,395	1,408
Vale Overseas Ltd. 6.25% 2026	2,825	3,055
		154,570
Industrials0.48%
3M Co. 1.625% 2021	1,500	1,484
3M Co. 2.25% 2026	1,000	949
Allison Transmission Holdings, Inc. 5.00% 20244	2,975	3,057
Associated Materials, LLC 9.00% 20244	9,850	10,540
Avis Budget Group, Inc. 5.50% 2023	950	948
Bohai Financial Investment Holding Co., Ltd. 5.50% 20244	2,250	2,356
Canadian National Railway Co. 3.20% 2046	2,635	2,416
Corporate Risk Holdings LLC 9.50% 20194	3,878	4,130
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)2,4,11	1,119	1,197
Euramax International, Inc. 12.00% 20204	5,275	5,776
General Electric Co. 2.70% 2022	6,535	6,651
General Electric Co. 4.125% 2042	2,500	2,641
Hardwoods Acquisition Inc 7.50% 20214	3,650	3,276
Hertz Global Holdings Inc. 7.625% 20224	4,625	4,625
Honeywell International Inc. 1.85% 2021	1,790	1,762
Honeywell International Inc. 2.50% 2026	1,000	960
Lockheed Martin Corp. 2.50% 2020	6,015	6,102
Lockheed Martin Corp. 3.10% 2023	545	558
Lockheed Martin Corp. 3.55% 2026	8,490	8,814
LSC Communications, Inc. 8.75% 20234	2,100	2,200
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20214	5,225	4,454
Ply Gem Industries, Inc. 6.50% 2022	3,550	3,720
R.R. Donnelley & Sons Co. 7.875% 2021	4,625	5,030
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,318
Rockwell Collins, Inc. 1.95% 2019	1,125	1,127
Rockwell Collins, Inc. 2.80% 2022	3,025	3,056
Rockwell Collins, Inc. 3.20% 2024	2,275	2,309
Roper Technologies, Inc. 2.80% 2021	2,065	2,084
Roper Technologies, Inc. 3.80% 2026	835	860
Siemens AG 2.70% 20224	3,360	3,406
Siemens AG 2.00% 20234	1,000	961
Siemens AG 4.40% 20454	1,000	1,088
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 20204	875	879
United Technologies Corp. 3.125% 2027	7,000	7,026
Virgin Australia Holdings Ltd. 8.50% 20194	2,500	2,641
		112,401
Consumer staples0.47%
Altria Group, Inc. 2.625% 2020	2,350	2,387
Altria Group, Inc. 4.00% 2024	1,250	1,335
Altria Group, Inc. 2.625% 2026	1,275	1,229
Altria Group, Inc. 4.50% 2043	3,000	3,206
Altria Group, Inc. 5.375% 2044	750	907
Altria Group, Inc. 3.875% 2046	975	951
Anheuser-Busch InBev NV 2.65% 2021	1,000	1,014
Anheuser-Busch InBev NV 3.30% 2023	5,940	6,123
Anheuser-Busch InBev NV 3.65% 2026	7,840	8,093
Anheuser-Busch InBev NV 4.90% 2046	550	624

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
British American Tobacco International Finance PLC 3.95% 20254	$5,500	$5,718
Constellation Brands, Inc. 2.70% 2022	395	395
Constellation Brands, Inc. 3.50% 2027	1,030	1,031
Constellation Brands, Inc. 4.50% 2047	445	461
Costco Wholesale Corp. 2.15% 2021	2,250	2,252
Costco Wholesale Corp. 2.30% 2022	2,250	2,246
Costco Wholesale Corp. 2.75% 2024	12,250	12,256
Costco Wholesale Corp. 3.00% 2027	2,250	2,247
Imperial Tobacco Finance PLC 3.50% 20234	4,000	4,099
Kroger Co. 2.60% 2021	1,650	1,651
Molson Coors Brewing Co. 1.45% 2019	425	420
Molson Coors Brewing Co. 1.90% 20194	2,015	2,013
Molson Coors Brewing Co. 2.25% 20204	1,725	1,726
Molson Coors Brewing Co. 2.10% 2021	165	162
Molson Coors Brewing Co. 3.00% 2026	460	443
Molson Coors Brewing Co. 4.20% 2046	2,250	2,217
PepsiCo, Inc. 1.35% 2019	1,290	1,279
Philip Morris International Inc. 2.00% 2020	2,000	2,005
Philip Morris International Inc. 1.875% 2021	2,000	1,976
Philip Morris International Inc. 2.625% 2022	2,395	2,413
Philip Morris International Inc. 3.25% 2024	5,000	5,096
Philip Morris International Inc. 4.25% 2044	2,050	2,118
Procter & Gamble Co. 1.70% 2021	825	815
Procter & Gamble Co. 2.45% 2026	1,500	1,468
Reckitt Benckiser Group PLC 2.375% 20224	5,775	5,741
Reckitt Benckiser Group PLC 2.75% 20244	4,875	4,833
Reynolds American Inc. 3.25% 2020	1,035	1,066
Reynolds American Inc. 4.00% 2022	1,035	1,098
Reynolds American Inc. 4.45% 2025	2,455	2,640
Reynolds American Inc. 5.70% 2035	755	898
Reynolds American Inc. 6.15% 2043	580	728
Reynolds American Inc. 5.85% 2045	2,790	3,434
Walgreens Boots Alliance, Inc. 3.30% 2021	7,000	7,224
		110,038
Information technology0.43%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.459% 20258,9,10	1,750	1,786
Alphabet Inc. 1.998% 2026	5,150	4,825
Apple Inc. 2.50% 2022	2,355	2,377
Apple Inc. 3.00% 2024	1,250	1,270
Apple Inc. 3.35% 2027	90	92
BMC Software, Inc. 8.125% 20214	6,325	6,580
Broadcom Ltd. 2.375% 20204	1,500	1,503
Broadcom Ltd. 3.00% 20224	3,750	3,787
Broadcom Ltd. 3.625% 20244	3,000	3,073
Broadcom Ltd. 3.875% 20274	11,420	11,751
EchoStar Corp. 6.625% 2026	5,050	5,441
First Data Corp. 5.375% 20234	2,850	2,985
First Data Corp. 5.00% 20244	2,400	2,477
Gogo Inc. 12.50% 20224	9,725	11,099
Harris Corp. 3.832% 2025	1,000	1,037
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 20248,9,10	3,000	3,115
Microsoft Corp. 2.40% 2026	3,150	3,035
Microsoft Corp. 4.20% 2035	6,000	6,576

American Funds Insurance Series — Asset Allocation Fund — Page 76 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
Microsoft Corp. 4.10% 2037	$1,000	$1,081
Oracle Corp. 2.65% 2026	5,000	4,804
Qorvo, Inc. 7.00% 2025	2,775	3,164
Solera Holdings, Inc. 10.50% 20244	2,875	3,317
Symantec Corp 5.00% 20254	1,200	1,259
Unisys Corp. 10.75% 20224	3,125	3,437
Visa Inc. 2.80% 2022	2,000	2,038
Visa Inc. 3.15% 2025	10,000	10,165
		102,074
Real estate0.43%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,243
American Campus Communities, Inc. 3.35% 2020	1,765	1,812
American Campus Communities, Inc. 3.75% 2023	4,375	4,506
American Campus Communities, Inc. 4.125% 2024	6,225	6,516
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,078
Communications Sales & Leasing, Inc. 6.00% 20234	4,625	4,824
Communications Sales & Leasing, Inc. 8.25% 2023	3,902	4,039
Corporate Office Properties LP 3.60% 2023	765	761
Corporate Office Properties LP 5.25% 2024	3,595	3,854
Corporate Office Properties LP 5.00% 2025	2,770	2,931
CyrusOne Inc., 5.00% 20244	525	542
DDR Corp. 3.625% 2025	3,635	3,464
DDR Corp. 4.70% 2027	6,395	6,422
EPR Properties 4.75% 2026	6,070	6,249
EPR Properties 4.50% 2027	4,365	4,400
Equinix, Inc. 5.375% 2027	1,750	1,870
Essex Portfolio L.P. 3.875% 2024	1,000	1,033
Essex Portfolio L.P. 3.50% 2025	5,865	5,874
Hospitality Properties Trust 6.70% 2018	6,745	6,773
Hospitality Properties Trust 4.50% 2023	710	745
Hospitality Properties Trust 4.50% 2025	325	334
Hospitality Properties Trust 4.95% 2027	1,000	1,046
Host Hotels & Resorts LP 4.50% 2026	705	741
Kimco Realty Corp. 6.875% 2019	2,375	2,617
Kimco Realty Corp. 3.125% 2023	2,820	2,798
Kimco Realty Corp. 2.70% 2024	1,220	1,166
Kimco Realty Corp. 2.80% 2026	2,760	2,552
Kimco Realty Corp. 3.80% 2027	1,295	1,298
Scentre Group 3.25% 20254	2,000	1,968
Scentre Group 3.50% 20254	4,075	4,094
Scentre Group 3.75% 20274	2,930	2,961
UDR, Inc. 2.95% 2026	1,510	1,430
WEA Finance LLC 2.70% 20194	200	202
WEA Finance LLC 3.25% 20204	4,105	4,180
Westfield Corp. Ltd. 3.15% 20224	5,615	5,652
		101,975
Total corporate bonds & notes		2,291,308
Mortgage-backed obligations5.68%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 20509,10	769	773
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 20509,10	1,430	1,446
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 20489	1,185	1,211

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712% 20509	$3,690	$3,864
Commercial Mortgage Trust, Series 2015-CR-26, Class A4, 3.63% 20489	5,000	5,191
Commercial Mortgage Trust, Series 2015-CR-25, Class A4, 3.759% 20489	10,000	10,488
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 20509	4,735	4,988
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.166% 20249,10	59	59
Connecticut Avenue Securities, Series 2014-C03, Class 2M1, (1-month USD-LIBOR + 1.20%) 2.416% 20249,10	44	44
Connecticut Avenue Securities, Series 2014-C03, Class 1M1, (1-month USD-LIBOR + 1.20%) 2.416% 20249,10	38	38
Connecticut Avenue Securities, Series 2015-C03, Class 2M1, (1-month USD-LIBOR + 1.50%) 2.716% 20259,10	9	9
Connecticut Avenue Securities, Series 2015-C04, Class 2M1, (1-month USD-LIBOR + 1.70%) 2.916% 20289,10	69	70
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 20349	472	482
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 20409,10	711	710
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 20489	1,400	1,468
Fannie Mae 6.00% 20219	29	31
Fannie Mae 6.00% 20269	380	428
Fannie Mae 5.50% 20339	664	744
Fannie Mae 5.50% 20339	447	501
Fannie Mae 3.50% 20359	7,366	7,670
Fannie Mae 3.00% 20369	23,366	23,735
Fannie Mae 5.50% 20369	1,015	1,137
Fannie Mae 6.00% 20369	2,416	2,759
Fannie Mae 6.00% 20369	757	858
Fannie Mae 6.00% 20369	114	130
Fannie Mae 5.50% 20379	360	403
Fannie Mae 5.50% 20379	202	225
Fannie Mae 6.00% 20379	2,268	2,570
Fannie Mae 6.00% 20379	2,231	2,533
Fannie Mae 6.00% 20379	247	280
Fannie Mae 6.00% 20379	35	39
Fannie Mae 6.00% 20389	3,580	4,053
Fannie Mae 6.00% 20389	2,462	2,790
Fannie Mae 6.00% 20389	1,229	1,393
Fannie Mae 6.00% 20389	1,211	1,372
Fannie Mae 6.00% 20389	606	690
Fannie Mae 6.00% 20389	549	618
Fannie Mae 6.00% 20389	80	90
Fannie Mae 6.00% 20389	64	72
Fannie Mae 6.00% 20389	50	57
Fannie Mae 6.00% 20399	1	2
Fannie Mae 6.00% 20409	645	730
Fannie Mae 6.00% 20409	215	243
Fannie Mae 4.00% 20419	4,211	4,473
Fannie Mae 4.00% 20419	3,252	3,454
Fannie Mae 6.00% 20419	983	1,116
Fannie Mae 6.00% 20419	820	930
Fannie Mae 3.50% 20429	11,337	11,697
Fannie Mae 4.00% 20439	4,356	4,650
Fannie Mae 4.00% 20439	2,760	2,943
Fannie Mae 4.00% 20439	2,275	2,417
Fannie Mae 3.50% 20459	18,845	19,433
Fannie Mae 3.50% 20459	4,871	5,026
Fannie Mae 3.50% 20459	4,677	4,830
Fannie Mae 3.00% 20469	38,871	38,850
Fannie Mae 3.50% 20469	8,426	8,702
Fannie Mae 3.50% 20469	4,754	4,895
Fannie Mae 3.50% 20469	3,357	3,457

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae 4.00% 20469	$4,882	$5,136
Fannie Mae 4.00% 20469	3,716	3,927
Fannie Mae 4.00% 20469	1,182	1,252
Fannie Mae 4.50% 20469	3,738	4,011
Fannie Mae 4.50% 20469	1,985	2,130
Fannie Mae 3.50% 20479,12	65,000	66,745
Fannie Mae 3.50% 20479,12	43,000	44,077
Fannie Mae 3.50% 20479	6,170	6,354
Fannie Mae 3.50% 20479	1,442	1,488
Fannie Mae 4.00% 20479,12	100,000	105,109
Fannie Mae 4.00% 20479,12	71,000	74,499
Fannie Mae 4.50% 20479,12	36,250	38,772
Fannie Mae 7.00% 20479	67	75
Fannie Mae 7.00% 20479	4	5
Fannie Mae 4.00% 20569	13,577	14,379
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 20229,10	2,145	2,114
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 20229	5,065	5,128
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 20229	4,000	4,051
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 20239,10	7,530	7,876
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.348% 20239,10	9,125	9,522
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 20239,10	6,450	6,829
Fannie Mae, Series 2014-M9, Class A2, multifamily 3.103% 20249,10	6,215	6,431
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 20249,10	7,000	7,438
Fannie Mae, Series 2017-M3, Class A2, multifamily 2.569% 20269,10	9,665	9,419
Fannie Mae, Series 2017-M7, Class A2, multifamily 2.961% 20279,10	6,360	6,399
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 20369	129	116
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20419	217	255
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20419	52	61
Freddie Mac 5.00% 20239	211	224
Freddie Mac 3.50% 20349	11,392	11,909
Freddie Mac 3.50% 20359	9,046	9,420
Freddie Mac 3.00% 20379	35,225	35,754
Freddie Mac 5.00% 20389	1,450	1,591
Freddie Mac 6.50% 20389	182	202
Freddie Mac 4.50% 20399	263	282
Freddie Mac 5.00% 20409	2,746	3,010
Freddie Mac 4.00% 20429	5,671	6,009
Freddie Mac 4.00% 20439	7,056	7,499
Freddie Mac 4.00% 20439	2,841	3,024
Freddie Mac 4.00% 20439	2,808	3,001
Freddie Mac 3.50% 20459	5,574	5,751
Freddie Mac 4.00% 20459	17,375	18,467
Freddie Mac 4.00% 20459	17,148	18,225
Freddie Mac 3.50% 20469	40,006	41,133
Freddie Mac 3.50% 20469	6,475	6,681
Freddie Mac 3.50% 20469	5,568	5,734
Freddie Mac 4.00% 20469	40,507	42,646
Freddie Mac 4.50% 20469	2,667	2,857
Freddie Mac 4.50% 20469	1,799	1,927
Freddie Mac 3.50% 20479,12	21,300	21,806
Freddie Mac 3.50% 20479,12	10,000	10,254
Freddie Mac 3.50% 20479	5,172	5,325
Freddie Mac 4.00% 20479,12	36,000	37,789
Freddie Mac 4.00% 20479	24,923	26,252
Freddie Mac 4.50% 20479,12	8,000	8,568

American Funds Insurance Series — Asset Allocation Fund — Page 79 of 173

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Freddie Mac Pool #760014 2.981% 20459,10	$1,765	$1,816
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 20229	1,614	1,607
Freddie Mac, Series K019, Class A2, multifamily 2.272% 20229	4,000	4,020
Freddie Mac, Series K021, Class A2, multifamily 2.396% 20229	3,680	3,715
Freddie Mac, Series K025, Class A2, multifamily 2.682% 20229	4,000	4,078
Freddie Mac, Series K030, Class A1, multifamily 2.779% 20229	4,954	5,063
Freddie Mac, Series K722, Class A2, multifamily 2.406% 20239	2,500	2,517
Freddie Mac, Series K723, Class A2, multifamily 2.454% 20239	4,285	4,312
Freddie Mac, Series K034, Class A1, multifamily 2.669% 20239	1,978	2,018
Freddie Mac, Series K028, Class A2, multifamily 3.111% 20239	5,900	6,137
Freddie Mac, Series K034, Class A2, multifamily 3.531% 20239,10	10,000	10,617
Freddie Mac, Series K725, Class A2, multifamily 3.002% 20249	5,555	5,724
Freddie Mac, Series K043, Class A2, multifamily 3.062% 20249	6,000	6,191
Freddie Mac, Series 2014-DN3, Class M2, (1-month USD-LIBOR + 2.40%) 3.616% 20249,10	52	52
Freddie Mac, Series K044, Class A2, multifamily 2.811% 20259	4,265	4,326
Freddie Mac, Series K050, Class A2, multifamily 3.334% 20259,10	6,000	6,289
Freddie Mac, Series K047, Class A2, multifamily 3.329% 20259	4,000	4,193
Freddie Mac, Series 2015-DN1, Class M2, (1-month USD-LIBOR + 2.40%) 3.616% 20259,10	512	514
Freddie Mac, Series K055, Class A2, multifamily 2.673% 20269	10,050	10,000
Freddie Mac, Series K062, Class A2, multifamily, 3.413% 20269	7,175	7,539
Freddie Mac, Series K064, Class A2, multifamily 3.224% 20279	5,265	5,423
Freddie Mac, Series T-041, Class 3A, 5.662% 20329,10	338	369
Freddie Mac, Series K063, Class A2, multifamily 3.43% 20509	4,375	4,603
Government National Mortgage Assn. 4.50% 20459	7,916	8,419
Government National Mortgage Assn. 4.50% 20459	493	524
Government National Mortgage Assn. 4.50% 20469	793	843
Government National Mortgage Assn. 4.00% 20479,12	110,000	115,749
Government National Mortgage Assn. 4.00% 20479	22,937	24,210
Government National Mortgage Assn. 4.00% 20479,12	14,250	14,974
Government National Mortgage Assn. 4.00% 20479	14,000	14,790
Government National Mortgage Assn. 4.00% 20479	8,000	8,449
Government National Mortgage Assn. 4.00% 20479	4,970	5,248
Government National Mortgage Assn. 4.50% 20479	11,751	12,508
Government National Mortgage Assn. 4.50% 20479	8,519	9,060
Government National Mortgage Assn. 4.50% 20479,12	1,860	1,977
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 20499,10	5,025	5,045
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716% 20519	1,424	1,432
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20409,10	4,378	4,384
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.414% 20459,10	2,595	2,629
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 20349	1,061	1,132
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.076% 20499,10	233	233
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 20479	1,000	1,048
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 20489	1,180	1,207
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20294,9	2,650	2,751
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 1.967% 20194,9,10	2,070	2,071
National Australia Bank 1.25% 20184,9	3,000	2,992
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20262,4,9,10	385	389
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20272,4,9	532	532
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 20274,9	420	420
Royal Bank of Canada 1.875% 20209	7,000	6,966
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 20569	6,774	6,786
Station Place Securitization Trust, Series 2017-1, Class A, (1-month USD-LIBOR + 0.90%) 2.116% 20494,9,10	648	649
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20564,9,10	1,425	1,422

American Funds Insurance Series — Asset Allocation Fund — Page 80 of 173

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20564,9,10	$6,020	$6,081
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.174% 20519,10	3,000	2,997
		1,341,845
Asset-backed obligations0.67%
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 20199	390	390
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A, 1.34% 20209	409	409
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 20219	1,500	1,496
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 20219	500	497
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 20219	3,455	3,490
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.166% 20254,9,10	3,665	3,665
BlueMountain CLO Ltd., Series 2014-2A, Class AR, CLO, (3-month USD LIBOR + 0.93%) 2.225% 20264,9,10	4,515	4,516
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.160% 20254,9,10	2,945	2,945
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 20194,9	1,416	1,415
Chrysler Capital Auto Receivables Trust, Series 2015-BA, Class A3, 1.91% 20204,9	415	416
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class B, 2.07% 20214,9	500	501
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, (1-month USD-LIBOR + 1.15%) 2.366% 20209,10	2,000	2,013
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 20219	275	277
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 20294,9	769	766
CLI Funding V LLC, Series 2014-2A, Class A, 3.38% 20294,9	1,558	1,558
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 20204,9	2,307	2,306
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.509% 20209,10	200	200
Drive Auto Receivables Trust, Series 2017-BA, Class A1, 1.20% 20184,9	4,171	4,171
Drive Auto Receivables Trust, Series 2017-AA, Class A2A, 1.48% 20194,9	1,105	1,105
Drive Auto Receivables Trust, Series 2015-DA, Class B, 2.59% 20194,9	379	379
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20224,9	850	857
Drivetime Auto Owner Trust, Series 2016-3A, Class A, 1.75% 20194,9	581	581
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 20224,9	2,395	2,411
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 20204,9	471	471
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 20204,9	1,680	1,679
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 20224,9	730	729
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20224,9	635	636
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 20224,9	655	658
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20274,9	5,900	5,862
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20284,9	9,990	10,120
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 20209	5,740	5,738
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 20219	3,500	3,484
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 20284,9	146	144
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 20294,9	315	312
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20374,9	1,973	1,997
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-3A, Class A, 2.27% 20204,9	5,000	4,962
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-3A, Class A, 2.65% 20224,9	5,000	4,903
Madison Park Funding Ltd., CLO, Series 2014-13A, Class AR, (3-month USD-LIBOR + 1.11%) 2.216% 20254,9,10	6,800	6,800
RAMP Trust, Series 2003-RS11, Class AI7, 4.828% 20339	74	75
Santander Drive Auto Receivables Trust, Series 2017-1, Class A2, 1.49% 20209	580	580
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3, 1.62% 20209	670	670
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77% 20209	1,255	1,256
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20209	1,620	1,621
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 20209	100	101
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 20219	740	740
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 20219	5,000	5,051

American Funds Insurance Series — Asset Allocation Fund — Page 81 of 173

unaudited

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 20219	$300	$304
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20229	740	740
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.148% 20254,9,10	3,510	3,510
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.180% 20254,9,10	8,775	8,776
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20384,9	1,681	1,681
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20394,9	1,533	1,533
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20424,9	2,440	2,436
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20214,9	405	403
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 20214,9	5,925	5,911
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 20214,9	7,900	7,899
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20214,9	8,215	8,249
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 20199	1,790	1,789
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 20204,9	1,010	1,011
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 20254,9	860	860
World Financial Network Credit Card Master Note Trust, Series 2016-B, Class A, 1.44% 20229	4,000	3,989
World Financial Network Credit Card Master Note Trust, Series 2012-A, Class A, 3.14% 20239	14,170	14,486
		158,530
Bonds & notes of governments & government agencies outside the U.S.0.28%
CPPIB Capital Inc. 1.25% 20194	3,900	3,864
CPPIB Capital Inc. 2.25% 20224	4,286	4,305
European Investment Bank 2.25% 2022	4,470	4,495
KfW 2.125% 2022	375	376
Landwirtschaftliche Rentenbank 1.75% 2019	130	130
Manitoba (Province of) 3.05% 2024	2,600	2,675
Quebec (Province of) 2.375% 2022	6,232	6,265
Quebec (Province of) 2.75% 2027	9,000	8,919
Spain (Kingdom of) 4.00% 20184	15,000	15,228
United Mexican States 4.125% 2026	7,800	8,128
United Mexican States 4.15% 2027	5,662	5,870
United Mexican States 5.55% 2045	5,500	6,181
		66,436
Federal agency bonds & notes0.22%
Fannie Mae 2.00% 2022	3,000	3,015
Fannie Mae 1.875% 2026	13,000	12,363
Federal Home Loan Bank 0.875% 2018	17,140	17,071
Freddie Mac 0.75% 2018	11,880	11,832
Freddie Mac 0.75% 2018	6,888	6,870
Private Export Funding Corp. 3.55% 2024	195	210
		51,361
Municipals0.04% Illinois0.03%
G.O. Bonds, Pension Funding Series 2003, 5.10% 20339	7,000	6,560
California0.01%
High-Speed Passenger Train G.O. Ref. Bonds, Series 2017-B, 2.193% 2047 (put 2020)	2,500	2,513
Minnesota0.00%
Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 20439	34	33

American Funds Insurance Series — Asset Allocation Fund — Page 82 of 173

unaudited

Bonds, notes & other debt instruments Municipals (continued) Minnesota (continued)	Principal?amount (000)	Value (000)
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	$15	$15
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	265	280
		328
Connecticut0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	70	75
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	105	111
		186
Maryland0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	85	84
South Carolina0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	60	64
Nebraska0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	10	10
		25
Tennessee0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	21
South Dakota0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	20	21
Massachusetts0.00%
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	10	11
		9,813
Total bonds, notes & other debt instruments (cost: $6,822,677,000)		6,886,642
Short-term securities9.92%
Apple Inc. 0.91%–0.92% due 7/18/2017–7/25/20174	100,000	99,935
Colgate-Palmolive Co. 1.05% due 7/21/20174	26,600	26,584
ExxonMobil Corp. 1.10% due 7/10/2017	80,900	80,876
Federal Home Loan Bank 0.64%–1.05% due 7/3/2017–10/10/2017	1,551,500	1,550,290
Johnson & Johnson 1.07%–1.12% due 8/31/2017–9/19/20174	85,000	84,819
Jupiter Securitization Co., LLC 1.17% due 7/27/20174	50,000	49,954
Microsoft Corp. 1.02% due 8/22/20174	34,200	34,143
Private Export Funding Corp. 1.00% due 7/25/20174	50,000	49,959
U.S. Treasury Bills 0.59%–0.91% due 7/6/2017–8/24/2017	368,700	368,423
Total short-term securities (cost: $2,344,887,000)		2,344,983
Total investment securities102.03% (cost: $19,781,083,000)		24,118,389
Other assets less liabilities (2.03)%		(479,072)
Net assets100.00%		$23,639,317

American Funds Insurance Series — Asset Allocation Fund — Page 83 of 173

unaudited

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount13 (000)	Value at 6/30/201714 (000)	Unrealized appreciation at 6/30/2017 (000)
10 Year U.S. Treasury Note Futures	Short	200	September 2017	$(20,000)	$(25,106)	$145
2 Year U.S. Treasury Note Futures	Short	883	October 2017	(176,600)	(190,825)	200
						$345

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
3-month USD-LIBOR	1.875%	3/20/2019	$2,320,000	$(511)	$—	$(511)
1.32625%	U.S. EFFR	4/5/2019	366,600	(396)	—	(396)
3-month USD-LIBOR	1.501%	6/8/2019	100,000	180	—	180
1.336%	U.S. EFFR	6/8/2019	100,000	(142)	—	(142)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(32)	—	(32)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,218)	—	(3,218)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,411)	—	(2,411)
					$—	$(6,530)

American Funds Insurance Series — Asset Allocation Fund — Page 84 of 173

unaudited

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $38,105,000, which represented .16% of the net assets of the fund.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,152,860,000, which represented 4.88% of the net assets of the fund.
5	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,892,000, which represented .03% of the net assets of the fund.
6	Index-linked bond whose principal amount moves with a government price index.
7	Scheduled interest and/or principal payment was not received.
8	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $57,784,000, which represented .24% of the net assets of the fund.
9	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
10	Coupon rate may change periodically.
11	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
12	Purchased on a TBA basis.
13	Notional amount is calculated based on the number of contracts and notional contract size.
14	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$21,325	$21,443.09%
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	5/2/2013	6,354	2,507.01
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	3/10/2010-1/23/2012	8,675	1,919.01
CEVA Group PLC	5/2/2013	11,716	1,766.01
Total private placement securities		$48,070	$27,635.12%

Key to abbreviations and symbol
ADR = American Depositary Receipts	EFFR = Federal Funds Effective Rate
Agcy. = Agency	Fin. = Finance
AMT = Alternative Minimum Tax	G.O. = General Obligation
ARS = Argentine pesos	LIBOR = London Interbank Offered Rate
Auth. = Authority	Ref. = Refunding
CAD = Canadian dollars	Rev. = Revenue
CLO = Collateralized Loan Obligations	TBA = To-be-announced
Dept. = Department	USD/$ = U.S. dollars
Dev. = Development

American Funds Insurance Series — Asset Allocation Fund — Page 85 of 173

Global Balanced Fund

Investment portfolio

June 30, 2017

unaudited

Common stocks62.81% Information technology12.53%	Shares	Value (000)
Nintendo Co., Ltd.	19,800	$6,633
Microsoft Corp.	76,100	5,246
ASML Holding NV	35,689	4,651
Taiwan Semiconductor Manufacturing Co., Ltd.	664,000	4,551
Alphabet Inc., Class C1	2,155	1,958
Keyence Corp.	4,400	1,930
Broadcom Ltd.	7,850	1,830
Amphenol Corp., Class A	24,000	1,772
Symantec Corp.	62,565	1,768
Samsung Electronics Co., Ltd.	830	1,724
Western Digital Corp.	18,000	1,595
Visa Inc., Class A	14,600	1,369
Apple Inc.	8,800	1,267
		36,294
Consumer staples7.92%
British American Tobacco PLC	84,150	5,736
Philip Morris International Inc.	30,200	3,547
Nestlé SA	33,200	2,889
Reynolds American Inc.	42,104	2,738
Altria Group, Inc.	31,000	2,309
Coca-Cola European Partners PLC	33,000	1,342
Coca-Cola Co.	29,000	1,301
Pernod Ricard SA	8,800	1,178
Procter & Gamble Co.	11,000	959
Costco Wholesale Corp.	5,800	928
		22,927
Industrials7.40%
Boeing Co.	18,500	3,658
Flughafen Zürich AG	12,235	3,004
ASSA ABLOY AB, Class B	118,000	2,593
BAE Systems PLC	280,000	2,310
AB Volvo, Class B	102,000	1,739
Edenred SA	65,000	1,695
Cummins Inc.	9,100	1,476
General Electric Co.	54,000	1,459
Caterpillar Inc.	12,000	1,290
MTU Aero Engines AG	9,000	1,269
International Consolidated Airlines Group, SA (CDI)	120,000	953
		21,446
Financials6.64%
JPMorgan Chase & Co.	42,700	3,903
HSBC Holdings PLC (GBP denominated)	303,468	2,813
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,241

American Funds Insurance Series — Global Balanced Fund — Page 86 of 173

unaudited

Common stocks Financials (continued)	Shares	Value (000)
HDFC Bank Ltd. (ADR)	21,605	$1,879
AIA Group Ltd.	250,000	1,827
BlackRock, Inc.	4,000	1,689
Bank Central Asia Tbk PT2	1,080,000	1,468
Wells Fargo & Co.	26,000	1,441
BNP Paribas SA	18,200	1,311
Goldman Sachs Group, Inc.	3,000	666
		19,238
Health care5.74%
Humana Inc.	20,830	5,012
Merck & Co., Inc.	58,120	3,725
Mettler-Toledo International Inc.1	3,500	2,060
Fisher & Paykel Healthcare Corp. Ltd.	204,000	1,712
Medtronic PLC	15,000	1,331
AstraZeneca PLC	17,700	1,184
Novartis AG	11,800	982
Express Scripts Holding Co.1	9,500	606
		16,612
Consumer discretionary4.76%
Amazon.com, Inc.1	3,600	3,485
Home Depot, Inc.	22,030	3,380
Peugeot SA	119,000	2,374
Nokian Renkaat Oyj	50,634	2,096
Paddy Power Betfair PLC	11,000	1,174
General Motors Co.	25,000	873
HUGO BOSS AG	5,600	392
		13,774
Materials4.75%
E.I. du Pont de Nemours and Co.	37,500	3,027
Linde AG	8,900	1,685
Croda International PLC	31,900	1,614
WestRock Co.	24,570	1,392
Koninklijke DSM NV	14,000	1,018
LyondellBasell Industries NV	12,000	1,013
Boral Ltd.	185,000	988
Dow Chemical Co.	15,000	946
Air Liquide SA, bonus shares2	6,250	772
Rio Tinto PLC	15,000	634
Potash Corp. of Saskatchewan Inc.	33,000	538
The Chemours Co.	3,200	121
		13,748
Energy4.37%
Royal Dutch Shell PLC, Class B	100,000	2,686
Royal Dutch Shell PLC, Class A	585	16
ConocoPhillips	49,506	2,176
Enbridge Inc. (CAD denominated)	50,594	2,016
LUKOIL Oil Co. PJSC (ADR)	39,800	1,938
Schlumberger Ltd.	20,400	1,343
Reliance Industries Ltd.1	53,000	1,132

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Common stocks Energy (continued)	Shares	Value (000)
Chevron Corp.	7,000	$730
BP PLC	106,000	611
		12,648
Utilities2.17%
Dominion Energy, Inc.	28,500	2,184
Enel Américas SA (ADR)	197,000	1,857
DONG Energy AS	33,800	1,526
Power Assets Holdings Ltd.	80,500	711
		6,278
Real estate1.18%
Equinix, Inc. REIT	4,240	1,820
Link REIT	211,697	1,610
		3,430
Telecommunication services0.62%
Inmarsat PLC	135,000	1,353
Telstra Corp. Ltd.	136,500	451
		1,804
Miscellaneous4.73%
Other common stocks in initial period of acquisition		13,687
Total common stocks (cost: $142,482,000)		181,886
Bonds, notes & other debt instruments31.18% Bonds & notes of governments & government agencies outside the U.S.14.54%	Principal?amount (000)
Australia (Commonwealth of), Series 124, 5.75% 2021	A$1,425	1,245
Australia (Commonwealth of), Series 128, 5.75% 2022	870	782
Australia (Commonwealth of), Series 138, 3.25% 2029	200	162
Belgium (Kingdom of), Series 77, 1.00% 2026	€575	678
Canada 2.25% 2025	C$1,150	926
Chile (Republic of) 5.50% 2020	CLP50,000	80
Colombia (Republic of) 4.375% 2021	$200	213
Colombia (Republic of), Series B, 7.50% 2026	COP2,268,000	799
Colombia (Republic of), Series B, 6.00% 2028	262,700	83
European Investment Bank 2.25% 2022	$225	226
French Republic O.A.T. 1.75% 2024	€350	440
French Republic O.A.T. 3.25% 2045	100	152
Germany (Federal Republic of) 2.25% 2021	60	76
Germany (Federal Republic of) 0.10% 20233	53	64
Germany (Federal Republic of) 0.50% 2026	620	720
Germany (Federal Republic of) 2.50% 2046	770	1,148
Hungary, Series C, 2.00% 2019	HUF98,900	381
India (Republic of) 7.80% 2021	INR39,200	631
India (Republic of) 7.68% 2023	36,900	599
India (Republic of) 8.83% 2023	10,400	178
India (Republic of) 6.97% 2026	44,000	697
Indonesia (Republic of) 3.75% 2022	$410	422
Ireland (Republic of) 3.90% 2023	€100	138
Ireland (Republic of) 3.40% 2024	325	445
Ireland (Republic of) 5.40% 2025	260	403
Ireland (Republic of) 1.00% 2026	500	578

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Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Ireland (Republic of) 2.40% 2030	€30	$39
Ireland (Republic of) 2.00% 2045	125	145
Israel (State of) 3.15% 2023	$400	412
Israel (State of) 5.50% 2042	ILS1,000	399
Italy (Republic of) 1.45% 2022	€550	643
Italy (Republic of) 4.75% 2023	100	138
Italy (Republic of) 4.50% 2024	200	272
Japan, Series 362, 0.10% 2018	¥40,000	356
Japan, Series 115, 0.20% 2018	5,000	45
Japan, Series 315, 1.20% 2021	65,000	607
Japan, Series 326, 0.70% 2022	80,000	740
Japan, Series 17, 0.10% 20233	10,330	95
Japan, Series 329, 0.80% 2023	40,000	373
Japan, Series 19, 0.10% 20243	29,970	278
Japan, Series 18, 0.10% 20243	20,520	189
Japan, Series 337, 0.30% 2024	105,000	955
Japan, Series 336, 0.50% 2024	65,000	600
Japan, Series 340, 0.40% 2025	20,000	183
Japan, Series 344, 0.10% 2026	70,000	625
Japan, Series 21, 0.10% 20263	39,983	372
Japan, Series 116, 2.20% 2030	14,000	155
Japan, Series 145, 1.70% 2033	120,000	1,286
Japan, Series 21, 2.30% 2035	20,000	234
Japan, Series 36, 2.00% 2042	10,000	114
Japan, Series 42, 1.70% 2044	55,000	598
KfW 2.125% 2022	$250	251
Kuwait (State of) 2.75% 20224	200	201
Lithuania (Republic of) 7.375% 2020	100	113
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR261	61
Malaysia (Federation of), Series 0203, 4.24% 2018	32	7
Malaysia (Federation of), Series 0515, 3.759% 2019	550	129
Malaysia (Federation of), Series 0315, 3.659% 2020	58	14
Malaysia (Federation of), Series 0314, 4.048% 2021	350	83
Malaysia (Federation of), Series 0215, 3.795% 2022	400	93
Malaysia (Federation of), Series 0116, 3.80% 2023	1,750	405
Malaysia (Federation of), Series 0115, 3.955% 2025	2,000	464
Malaysia (Federation of), Series 0316, 3.90% 2026	1,200	278
Malaysia (Federation of), Series 0310, 4.498% 2030	1,600	375
Morocco (Kingdom of) 4.25% 2022	$200	210
Netherlands (Kingdom of the) 5.50% 2028	€100	171
Norway (Kingdom of) 3.75% 2021	NKr4,900	650
Peru (Republic of) 5.625% 2050	$20	24
Philippines (Republic of the) 3.90% 2022	PHP10,000	198
Poland (Republic of), Series 1017, 5.25% 2017	PLN1,000	273
Poland (Republic of), Series 1020, 5.25% 2020	4,750	1,406
Poland (Republic of), Series 1021, 5.75% 2021	2,670	818
Poland (Republic of), Series 0922, 5.75% 2022	870	269
Poland (Republic of), Series 1023, 4.00% 2023	2,800	805
Poland (Republic of), Series 0725, 3.25% 2025	1,500	408
Quebec (Province of) 2.375% 2022	$114	115
Russian Federation 7.00% 2023	RUB135,000	2,209
Saudi Arabia (Kingdom of) 2.894% 20224	$200	201
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR4,925	369
South Africa (Republic of), Series R-214, 6.50% 2041	3,650	195
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	250

American Funds Insurance Series — Global Balanced Fund — Page 89 of 173

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Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Spain (Kingdom of) 4.00% 20184	$500	$508
Spain (Kingdom of) 2.75% 2024	€355	455
Spain (Kingdom of) 3.80% 2024	320	436
Spain (Kingdom of) 1.30% 2026	670	759
Spain (Kingdom of) 1.95% 2026	150	180
Sweden (Kingdom of) 1.125% 20194	$200	198
Thailand (Kingdom of) 1.875% 2022	THB14,100	412
Thailand (Kingdom of) 3.85% 2025	3,000	98
Thailand (Kingdom of) 2.125% 2026	6,000	170
United Kingdom 3.75% 2020	£75	108
United Kingdom 1.75% 2022	150	206
United Kingdom 2.25% 2023	100	141
United Kingdom 2.75% 2024	50	73
United Kingdom 1.50% 2026	550	736
United Kingdom 4.25% 2040	50	94
United Kingdom 3.25% 2044	350	582
United Kingdom 3.50% 2045	150	262
United Mexican States 4.00% 20193	MXN3,452	193
United Mexican States 4.00% 20403	2,877	172
United Mexican States 4.75% 2044	$150	151
United Mexican States 4.60% 2046	200	196
United Mexican States, Series M10, 7.75% 2017	MXN2,900	160
United Mexican States, Series M, 8.00% 2020	2,000	114
United Mexican States, Series M, 6.50% 2021	16,000	879
United Mexican States, Series M20, 10.00% 2024	11,000	723
United Mexican States, Series M, 5.75% 2026	13,000	669
United Mexican States, Series M30, 10.00% 2036	2,500	179
Uruguay (Oriental Republic of) 9.875% 2022	UYU2,140	78
		42,096
U.S. Treasury bonds & notes8.53% U.S. Treasury6.10%
U.S. Treasury 0.875% 2017	$950	950
U.S. Treasury 0.75% 2018	280	279
U.S. Treasury 1.375% 2018	200	200
U.S. Treasury 1.375% 2018	150	150
U.S. Treasury 1.50% 2018	100	100
U.S. Treasury 1.00% 2019	1,000	989
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.625% 2019	1,075	1,080
U.S. Treasury 1.625% 2019	750	753
U.S. Treasury 1.625% 2019	300	301
U.S. Treasury 1.75% 2019	600	604
U.S. Treasury 3.125% 2019	225	232
U.S. Treasury 1.375% 2020	900	896
U.S. Treasury 1.50% 2020	650	649
U.S. Treasury 1.625% 2020	30	30
U.S. Treasury 1.75% 2020	2,200	2,206
U.S. Treasury 2.125% 2020	200	203
U.S. Treasury 1.125% 2021	1,025	999
U.S. Treasury 1.375% 2021	550	542
U.S. Treasury 2.00% 2021	950	959
U.S. Treasury 2.00% 2021	108	109
U.S. Treasury 1.875% 2022	700	701
U.S. Treasury 2.00% 2022	75	76

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Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal?amount (000)	Value (000)
U.S. Treasury 1.375% 2023	$300	$289
U.S. Treasury 1.75% 2023	100	99
U.S. Treasury 2.00% 2024	750	744
U.S. Treasury 2.25% 2024	200	201
U.S. Treasury 2.125% 2025	200	199
U.S. Treasury 1.625% 2026	535	509
U.S. Treasury 1.625% 2026	440	417
U.S. Treasury 2.25% 2027	900	896
U.S. Treasury 3.00% 2044	355	367
U.S. Treasury 2.50% 2045	315	295
U.S. Treasury 3.00% 2045	100	103
U.S. Treasury 2.875% 2046	500	504
		17,681
U.S. Treasury inflation-protected securities2.43%
U.S. Treasury Inflation-Protected Security 0.125% 20213	1,083	1,082
U.S. Treasury Inflation-Protected Security 0.375% 20233	315	317
U.S. Treasury Inflation-Protected Security 0.125% 20243	515	506
U.S. Treasury Inflation-Protected Security 0.625% 20243	1,755	1,782
U.S. Treasury Inflation-Protected Security 0.25% 20253	836	822
U.S. Treasury Inflation-Protected Security 0.375% 20253	232	231
U.S. Treasury Inflation-Protected Security 2.375% 20253	65	74
U.S. Treasury Inflation-Protected Security 0.625% 20263	823	829
U.S. Treasury Inflation-Protected Security 0.375% 20273	861	846
U.S. Treasury Inflation-Protected Security 1.375% 20443	498	543
		7,032
Total U.S. Treasury bonds & notes		24,713
Corporate bonds & notes6.86% Financials1.70%
ACE INA Holdings Inc. 2.875% 2022	20	20
ACE INA Holdings Inc. 3.35% 2026	20	20
ACE INA Holdings Inc. 4.35% 2045	35	39
Allianz SE, 4.75% 2049	€100	132
Aviva PLC, subordinated 6.875% 2058	£75	130
AXA SA, junior subordinated 5.453% 2049	100	144
Banco Nacional de Comercio Exterior SNC 3.80% 20264	$200	200
Bank of America Corp. 3.875% 2025	375	388
Barclays Bank PLC 10.00% 2021	£100	167
Berkshire Hathaway Inc. 3.00% 2022	$75	77
BNP Paribas 5.00% 2021	100	109
BPCE SA group 5.70% 20234	200	223
CaixaBank, SA 5.00% 2023	€100	121
Goldman Sachs Group, Inc. 2.875% 2021	$100	101
Goldman Sachs Group, Inc. 5.75% 2022	70	79
Goldman Sachs Group, Inc. 3.625% 2023	150	155
Goldman Sachs Group, Inc. 3.50% 2025	210	212
Goldman Sachs Group, Inc. 3.75% 2026	25	26
Goldman Sachs Group, Inc. 4.75% 2045	70	78
HSBC Holdings PLC 3.375% 2024	€100	120
HSBC Holdings PLC 3.90% 2026	$200	207
HSBC Holdings PLC 4.30% 2026	200	213
Intesa Sanpaolo SpA 6.625% 2023	€125	176

American Funds Insurance Series — Global Balanced Fund — Page 91 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
JPMorgan Chase & Co. 2.55% 2021	$76	$76
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 2.70% 2023	150	148
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	135	154
Lloyds Banking Group PLC 6.50% 2020	€210	279
Morgan Stanley 3.125% 2026	$110	107
Morgan Stanley 3.875% 2026	75	77
NN Group NV, 4.50% 2049	€100	121
PNC Financial Services Group, Inc. 2.854% 2022	$100	101
Rabobank Nederland 3.875% 2023	€100	132
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	253
UniCredit SPA 4.625% 20274	200	211
VEB Finance Ltd. 6.902% 20204	100	109
		4,934
Utilities0.88%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20234	200	202
American Electric Power Co., Inc. 2.75% 2026	50	48
CMS Energy Corp. 3.60% 2025	150	154
Duke Energy Corp. 3.75% 2024	110	115
Duke Energy Corp. 2.65% 2026	225	214
Duke Energy Florida, LLC 3.20% 2027	100	101
E.ON International Finance BV 5.80% 20184	25	26
Enel Finance International SA 3.625% 20274	200	198
Enersis Américas SA 4.00% 2026	110	111
Exelon Corp. 3.497% 2022	25	26
Exelon Corp. 3.40% 2026	150	150
FirstEnergy Corp. 3.90% 2027	385	386
FirstEnergy Corp. 4.85% 2047	60	61
MidAmerican Energy Holdings Co. 2.00% 2018	100	100
Niagara Mohawk Power Corp. 3.508% 20244	85	88
Pacific Gas and Electric Co. 3.85% 2023	70	74
Pacific Gas and Electric Co. 2.95% 2026	25	25
Pacific Gas and Electric Co. 4.25% 2046	75	80
PacifiCorp. 3.35% 2025	30	31
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	103
State Grid Overseas Investment Ltd. 3.50% 20274	250	251
		2,544
Energy0.83%
Cenovus Energy Inc. 4.25% 20274	65	62
Chevron Corp. 2.954% 2026	75	75
ConocoPhillips 5.95% 2046	20	25
Ecopetrol SA 5.875% 2045	20	18
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	71
Enbridge Inc. 4.25% 2026	70	73
Enbridge Inc. 3.70% 2027	132	132
Energy Transfer Partners, LP 4.20% 2027	15	15
Halliburton Co. 3.80% 2025	110	113
Kinder Morgan Energy Partners, LP 3.50% 2021	30	31
Kinder Morgan Energy Partners, LP 5.50% 2044	200	207
Kinder Morgan, Inc. 4.30% 2025	100	104
Pemex Project Funding Master Trust 5.75% 2018	200	205
Petrobras International Finance Co. 5.375% 2021	80	82

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Petróleos Mexicanos 6.50% 2041	$45	$45
Petróleos Mexicanos 5.625% 2046	385	343
Phillips 66 Partners LP 4.68% 2045	5	5
Schlumberger BV 4.00% 20254	80	84
Statoil ASA 3.125% 2017	40	40
Statoil ASA 1.95% 2018	25	25
Statoil ASA 3.15% 2022	160	165
Statoil ASA 3.70% 2024	50	53
Total Capital International 2.875% 2022	150	153
Williams Partners LP 4.50% 2023	100	107
Williams Partners LP 4.30% 2024	100	104
Williams Partners LP 4.00% 2025	75	76
		2,413
Consumer discretionary0.76%
DaimlerChrysler North America Holding Corp. 1.875% 20184	150	150
DaimlerChrysler North America Holding Corp. 2.00% 20214	200	197
Ford Motor Credit Co. 3.20% 2021	200	203
Hyundai Capital America 2.55% 20204	135	135
McDonald’s Corp. 3.50% 2020	50	52
McDonald’s Corp. 3.70% 2026	35	36
McDonald’s Corp. 4.875% 2045	25	28
Myriad International Holdings 6.00% 2020	250	271
Myriad International Holdings 5.50% 2025	250	268
NBCUniversal Media, LLC 4.375% 2021	50	54
Newell Rubbermaid Inc. 3.85% 2023	40	42
Newell Rubbermaid Inc. 4.20% 2026	245	260
Newell Rubbermaid Inc. 5.50% 2046	20	24
President & Fellows of Harvard College 3.619% 2037	150	157
Thomson Reuters Corp. 4.30% 2023	75	81
Time Warner Inc. 4.75% 2021	150	162
Toyota Motor Credit Corp. 2.25% 2023	85	83
		2,203
Health care0.71%
AbbVie Inc. 2.50% 2020	180	182
AbbVie Inc. 2.90% 2022	60	61
AbbVie Inc. 3.60% 2025	50	51
AbbVie Inc. 3.20% 2026	73	72
AbbVie Inc. 4.50% 2035	15	16
Aetna Inc. 2.75% 2022	50	50
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	31
Allergan PLC 3.80% 2025	225	233
Allergan PLC 4.55% 2035	45	48
Allergan PLC 4.75% 2045	31	34
Amgen Inc. 1.85% 2021	20	19
Amgen Inc. 2.25% 2023	280	272
AstraZeneca PLC 2.375% 2022	110	110
Baxalta Inc. 4.00% 2025	80	84
Becton, Dickinson and Co. 2.894% 2022	55	55
Becton, Dickinson and Co. 3.734% 2024	35	36
Becton, Dickinson and Co. 3.70% 2027	65	65
Celgene Corp. 3.875% 2025	85	89

American Funds Insurance Series — Global Balanced Fund — Page 93 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
EMD Finance LLC 3.25% 20254	$50	$50
Humana Inc. 3.15% 2022	100	102
Medtronic, Inc. 3.50% 2025	100	104
Novartis AG 5.125% 2019	25	26
Shire PLC 2.40% 2021	180	178
Shire PLC 2.875% 2023	45	45
Shire PLC 3.20% 2026	25	24
		2,047
Real estate0.45%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	145	149
American Campus Communities, Inc. 4.125% 2024	90	94
Boston Properties, Inc. 3.70% 2018	100	102
Corporate Office Properties LP 3.60% 2023	65	65
Essex Portfolio L.P. 3.50% 2025	120	120
Essex Portfolio L.P. 3.375% 2026	140	138
Kimco Realty Corp. 3.40% 2022	10	10
Kimco Realty Corp. 2.70% 2024	45	43
Prologis, Inc. 3.375% 2024	€100	131
Scentre Group 3.75% 20274	$20	20
WEA Finance LLC 2.70% 20194	200	202
WEA Finance LLC 3.75% 20244	200	203
		1,292
Telecommunication services0.44%
AT&T Inc. 2.45% 2020	55	55
AT&T Inc. 2.80% 2021	180	182
AT&T Inc. 4.25% 2027	60	62
Deutsche Telekom International Finance BV 1.95% 20214	150	146
Deutsche Telekom International Finance BV 9.25% 2032	45	71
France Télécom 9.00% 2031	65	99
France Télécom 5.375% 2050	£50	95
Orange SA 2.75% 2019	$140	142
Verizon Communications Inc. 2.45% 2022	125	123
Verizon Communications Inc. 4.272% 2036	302	293
		1,268
Consumer staples0.44%
Altria Group, Inc. 2.625% 2020	100	101
Altria Group, Inc. 4.75% 2021	150	164
Altria Group, Inc. 4.25% 2042	150	156
Anheuser-Busch InBev NV 3.30% 2023	35	36
Anheuser-Busch InBev NV 4.90% 2046	35	40
Kraft Foods Inc. 3.50% 2022	100	104
Kroger Co. 3.50% 2026	140	138
Pernod Ricard SA 4.45% 20224	150	161
Philip Morris International Inc. 2.00% 2020	55	55
Philip Morris International Inc. 2.90% 2021	100	102
Philip Morris International Inc. 2.625% 2022	15	15
Philip Morris International Inc. 4.25% 2044	25	26
Reynolds American Inc. 4.00% 2022	15	16

American Funds Insurance Series — Global Balanced Fund — Page 94 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
Reynolds American Inc. 4.45% 2025	$105	$113
Reynolds American Inc. 5.85% 2045	25	31
		1,258
Information technology0.34%
Apple Inc. 2.50% 2022	75	76
Apple Inc. 3.35% 2027	65	67
Broadcom Ltd. 3.875% 20274	190	195
Microsoft Corp. 2.40% 2026	110	106
Microsoft Corp. 3.30% 2027	530	545
		989
Industrials0.25%
General Electric Capital Corp. 3.15% 2022	50	52
Lima Metro Line Finance Ltd. 5.875% 20344,5	200	214
Lockheed Martin Corp. 3.10% 2023	10	10
Lockheed Martin Corp. 3.55% 2026	15	16
Red de Carreteras de Occidente 9.00% 20285	MXN2,000	107
Union Pacific Corp. 2.95% 2023	$100	102
United Technologies Corp. 3.10% 2022	215	222
		723
Materials0.06%
Monsanto Co. 4.40% 2044	100	102
Vale Overseas Ltd. 6.25% 2026	75	81
		183
Total corporate bonds & notes		19,854
Mortgage-backed obligations1.18%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20344,5	50	51
Fannie Mae 4.00% 20475,6	680	714
Freddie Mac 3.50% 20465	309	318
Government National Mortgage Assn. 4.50% 20455	247	262
Government National Mortgage Assn. 4.00% 20475,6	170	179
Korea Housing Finance Corp. 2.50% 20204,5	250	250
Korea Housing Finance Corp. 2.00% 20214,5	250	243
Nykredit Realkredit AS, Series 01E, 2.00% 20375	DKr4,868	760
Nykredit Realkredit AS, Series 01E, 2.50% 20475	887	138
Realkredit Danmark AS, Series 22S, 2.00% 20375	3,188	498
		3,413
Asset-backed obligations0.07%
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.509% 20205,7	$200	200
Total bonds, notes & other debt instruments (cost: $90,647,000)		90,276
Short-term securities5.18%
British Columbia (Province of) 0.92% due 7/17/2017	3,000	2,998
CPPIB Capital Inc. 1.16% due 7/18/20174	3,000	2,998
General Electric Co. 1.08% due 7/3/2017	3,400	3,400
Gotham Funding Corp. 1.20% due 7/14/20174	2,000	1,999

American Funds Insurance Series — Global Balanced Fund — Page 95 of 173

unaudited

Short-term securities	Principal?amount (000)	Value (000)
U.S. Treasury Bills 0.63% due 7/6/2017	$1,500	$1,500
Victory Receivables Corp. 1.20% due 7/17/20174	2,100	2,099
Total short-term securities (cost: $14,995,000)		14,994
Total investment securities99.17% (cost: $248,124,000)		287,156
Other assets less liabilities 0.83%		2,396
Net assets100.00%		$289,552

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD1,114	JPY125,000	JPMorgan Chase	7/7/2017	$2
USD310	PLN1,158	JPMorgan Chase	7/7/2017	(2)
SEK7,759	USD895	Citibank	7/10/2017	26
NOK6,100	USD721	Bank of America, N.A.	7/10/2017	9
USD561	INR36,300	JPMorgan Chase	7/10/2017	1
USD387	INR25,000	JPMorgan Chase	7/10/2017	—8
GBP276	AUD475	UBS AG	7/10/2017	(5)
USD770	MXN14,100	Bank of America, N.A.	7/10/2017	(6)
GBP255	USD330	JPMorgan Chase	7/11/2017	2
USD294	THB10,000	Bank of America, N.A.	7/11/2017	(1)
USD170	ILS600	JPMorgan Chase	7/11/2017	(3)
JPY33,581	USD307	JPMorgan Chase	7/11/2017	(8)
SEK1,625	USD187	Barclays Bank PLC	7/12/2017	6
NOK2,443	USD288	Barclays Bank PLC	7/12/2017	5
EUR335	GBP290	HSBC Bank	7/12/2017	4
EUR344	GBP300	Goldman Sachs	7/13/2017	3
USD326	MXN6,000	Bank of America, N.A.	7/14/2017	(3)
JPY43,839	USD399	Bank of America, N.A.	7/18/2017	(9)
EUR361	USD403	Citibank	7/19/2017	10
USD739	AUD970	Citibank	7/19/2017	(6)
JPY72,628	USD665	JPMorgan Chase	7/19/2017	(19)
EUR719	USD803	UBS AG	7/20/2017	19
JPY31,929	USD288	Citibank	7/20/2017	(4)
USD2,206	GBP1,700	Barclays Bank PLC	7/20/2017	(10)
EUR982	USD1,094	Bank of America, N.A.	7/24/2017	29
EUR645	USD724	Citibank	7/24/2017	13
EUR266	USD297	Goldman Sachs	7/24/2017	8
EUR134	USD150	JPMorgan Chase	7/24/2017	4
USD220	ZAR2,900	UBS AG	7/24/2017	—8
USD267	ZAR3,500	JPMorgan Chase	7/24/2017	—8
USD648	MYR2,800	JPMorgan Chase	7/24/2017	(3)
JPY21,085	AUD250	UBS AG	7/24/2017	(4)
JPY22,275	USD200	Goldman Sachs	7/27/2017	(2)
USD207	AUD275	Bank of America, N.A.	7/27/2017	(4)
JPY40,289	USD362	Bank of America, N.A.	7/27/2017	(4)
USD358	AUD475	Bank of America, N.A.	7/27/2017	(7)

American Funds Insurance Series — Global Balanced Fund — Page 96 of 173

unaudited

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)
EUR357	USD400	Citibank	7/28/2017	$8
USD298	MXN5,430	JPMorgan Chase	7/28/2017	1
JPY57,092	USD512	UBS AG	8/4/2017	(4)
USD256	JPY28,000	Bank of New York Mellon	8/9/2017	7
SEK1,270	USD147	Bank of America, N.A.	8/9/2017	4
USD614	CAD800	Goldman Sachs	8/10/2017	(4)
JPY22,250	USD202	HSBC Bank	8/14/2017	(4)
SEK1,613	USD186	UBS AG	8/21/2017	6
JPY23,305	USD211	HSBC Bank	8/21/2017	(3)
JPY36,271	USD327	HSBC Bank	8/23/2017	(4)
				$48

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,240,000, which represented .77% of the net assets of the fund. This amount includes $1,468,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Index-linked bond whose principal amount moves with a government price index.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $12,075,000, which represented 4.17% of the net assets of the fund.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Purchased on a TBA basis.
7	Coupon rate may change periodically.
8	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	LIBOR = London Interbank Offered Rate
AUD/A$ = Australian dollars	MXN = Mexican pesos
CAD/C$ = Canadian dollars	MYR = Malaysian ringgits
CDI = CREST Depository Interest	NOK/NKr = Norwegian kroner
CLP = Chilean pesos	PHP = Philippine pesos
COP = Colombian pesos	PLN = Polish zloty
EUR/€ = Euros	RUB = Russian rubles
GBP/£ = British pounds	SEK = Swedish kronor
HUF = Hungarian forints	TBA = To-be-announced
ILS = Israeli shekels	THB = Thai baht
INR = Indian rupees	USD/$ = U.S. dollars
JPY/¥ = Japanese yen	UYU = Uruguayan pesos
KRW = South Korean won	ZAR = South African rand

American Funds Insurance Series — Global Balanced Fund — Page 97 of 173

Bond Fund

Investment portfolio

June 30, 2017

unaudited

Bonds, notes & other debt instruments96.74% Corporate bonds & notes36.14% Financials8.57%	Principal?amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$2,105	$2,118
ACE INA Holdings Inc. 2.875% 2022	4,065	4,138
ACE INA Holdings Inc. 3.35% 2026	2,965	3,036
ACE INA Holdings Inc. 4.35% 2045	2,320	2,554
Allstate Corp. 4.20% 2046	205	215
Ally Financial Inc. 3.75% 2019	19,000	19,475
Ally Financial Inc. 4.25% 2021	13,200	13,695
Ally Financial Inc. 5.125% 2024	2,800	2,961
Ally Financial Inc. 8.00% 2031	10,795	13,278
Ally Financial Inc. 8.00% 2031	4,970	6,113
American Express Co. 6.15% 2017	2,500	2,517
Assicurazioni Generali SPA 7.75% 2042	€3,100	4,391
Assicurazioni Generali SPA 10.125% 2042	3,800	5,845
Australia & New Zealand Banking Group Ltd. 2.625% 2022	$2,000	2,004
AXA SA 8.60% 2030	2,625	3,708
Banco Santander, SA 2.70% 2019	2,500	2,520
Bank of America Corp. 2.625% 2020	30,650	30,981
Bank of America Corp. 3.124% 2023	42,500	43,007
Bank of America Corp. 3.875% 2025	10,000	10,357
Bank of America Corp. 3.705% 2028	2,300	2,320
Bank of America Corp., Series L, 2.25% 2020	4,500	4,505
Barclays Bank PLC 4.95% 2047	1,200	1,288
BB&T Corp. 2.45% 2020	5,200	5,260
Berkshire Hathaway Finance Corp. 1.30% 2019	865	859
BPCE SA group 2.75% 2021	9,500	9,584
BPCE SA group 5.70% 20231	32,445	36,167
BPCE SA group 5.15% 20241	4,432	4,742
Capital One Financial Corp. 1.85% 2019	1,500	1,488
Capital One Financial Corp. 2.50% 2020	48,000	48,237
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	4,750	4,856
CIT Group Inc., Series C, 5.50% 20191	585	616
Citigroup Inc. 2.15% 2018	6,500	6,522
Citigroup Inc. 2.45% 2020	31,100	31,303
Citigroup Inc. 2.35% 2021	6,575	6,521
Citigroup Inc. 2.90% 2021	8,500	8,594
Citigroup Inc. 2.75% 2022	24,000	24,028
Citigroup Inc. 3.887% 2028	740	753
Credit Suisse Group AG 3.574% 20231	14,000	14,370
Credit Suisse Group AG 3.80% 2023	15,550	16,050
Danske Bank AS 1.65% 20191	18,000	17,839
Deutsche Bank AG 2.50% 2019	2,900	2,912
Deutsche Bank AG 2.85% 2019	8,700	8,797
Discover Financial Services 10.25% 2019	2,700	3,074
Discover Financial Services 4.10% 2027	24,000	24,090
General Motors Acceptance Corp. 7.50% 2020	3,500	3,973

American Funds Insurance Series — Bond Fund — Page 98 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Goldman Sachs Group, Inc. 2.30% 2019	$12,500	$12,540
Goldman Sachs Group, Inc. 2.625% 2021	1,500	1,504
Goldman Sachs Group, Inc. 2.875% 2021	23,726	23,999
Goldman Sachs Group, Inc. 3.00% 2022	28,430	28,708
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,632
Goldman Sachs Group, Inc. 2.800% 20232	3,000	3,099
Goldman Sachs Group, Inc. 2.908% 2023	950	947
Goldman Sachs Group, Inc. 3.75% 2025	638	654
Goldman Sachs Group, Inc. 3.50% 2026	1,246	1,241
Goldman Sachs Group, Inc. 3.691% 2028	2,859	2,874
Goldman Sachs Group, Inc. 5.30% (undated)	1,850	1,947
HSBC Holdings PLC 4.041% 2028	2,955	3,065
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,308
Intesa Sanpaolo SpA 3.875% 2019	1,485	1,522
Intesa Sanpaolo SpA 5.017% 20241	51,415	52,223
Intesa Sanpaolo SpA 5.71% 20261	19,875	21,022
JPMorgan Chase & Co. 2.55% 2020	5,000	5,044
JPMorgan Chase & Co. 2.55% 2021	23,500	23,626
JPMorgan Chase & Co. 2.70% 2023	17,325	17,147
JPMorgan Chase & Co. 2.776% 2023	12,000	12,028
JPMorgan Chase & Co. 3.54% 2028	645	649
JPMorgan Chase & Co. 3.782% 2028	2,601	2,663
Leucadia National Corp. 5.50% 2023	520	557
Lloyds Banking Group PLC 3.10% 2021	1,740	1,769
MetLife Global Funding I 2.30% 20191	675	681
MetLife Global Funding I 2.00% 20201	7,785	7,766
MetLife, Inc. 3.60% 2025	3,590	3,728
MetLife, Inc. 7.875% 20671	1,505	2,039
Metropolitan Life Global Funding I, 1.75% 20181	1,455	1,454
Morgan Stanley 2.125% 2018	7,500	7,526
Morgan Stanley 2.80% 2020	2,500	2,539
Morgan Stanley 2.50% 2021	44,400	44,386
Morgan Stanley 2.625% 2021	7,200	7,193
Morgan Stanley (3-month USD-LIBOR + 1.18%) 2.336% 20222	500	505
Morgan Stanley 2.75% 2022	750	750
Morgan Stanley (3-month USD-LIBOR + 1.22%) 2.373% 20242	1,750	1,760
Morgan Stanley 3.125% 2026	7,270	7,077
Morgan Stanley 3.875% 2026	7,525	7,756
Morgan Stanley 3.625% 2027	2,067	2,083
National Australia Bank Ltd. 2.50% 2022	3,000	2,985
New York Life Global Funding 2.10% 20191	1,000	1,005
New York Life Global Funding 1.95% 20201	145	145
New York Life Global Funding 1.70% 20211	2,750	2,681
New York Life Global Funding 2.30% 20221	1,000	995
NN Group NV, 4.50% 2049	€8,750	10,598
Nordea Bank AB 2.50% 20201	$7,425	7,499
PNC Bank 1.70% 2018	1,000	1,000
PNC Bank 2.55% 2021	1,000	1,007
PNC Financial Services Group, Inc. 2.854% 2022	6,050	6,110
PNC Funding Corp. 3.30% 2022	9,000	9,335
QBE Insurance Group Ltd. 2.40% 20181	5,710	5,716
Rabobank Nederland 2.75% 2022	1,125	1,143
Royal Bank of Canada 1.50% 2018	2,700	2,701
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)1	2,450	2,787

American Funds Insurance Series — Bond Fund — Page 99 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Royal Bank of Scotland PLC 3.498% 2023	$10,000	$10,070
Skandinaviska Enskilda Banken AB 2.80% 2022	1,500	1,518
Standard Chartered PLC 2.10% 20191	500	498
Swedbank AB 2.80% 20221	2,000	2,029
Travelers Companies, Inc. 3.75% 2046	200	197
Travelers Companies, Inc. 4.00% 2047	405	415
UBS Group AG 2.65% 20221	1,100	1,099
UniCredit SPA 3.75% 20221	13,225	13,558
UniCredit SPA 4.625% 20271	425	449
UniCredit SPA 5.861% 20321	1,575	1,621
Unum Group 3.00% 2021	520	525
US Bancorp. 2.00% 2020	1,000	1,005
US Bancorp. 3.15% 2027	2,800	2,809
Wells Fargo & Co. 2.10% 2021	17,500	17,276
Wells Fargo & Co. 3.00% 2026	3,320	3,237
Wells Fargo & Co. 3.584% 2028	2,925	2,959
		899,644
Energy6.26%
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.589% 20212,3,4,5	1,875	211
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.339% 20202,3,4,5	520	334
American Energy (Permian Basin) 7.375% 20211	725	602
Anadarko Petroleum Corp. 4.85% 2021	4,810	5,138
Anadarko Petroleum Corp. 5.55% 2026	1,730	1,937
Anadarko Petroleum Corp. 6.20% 2040	1,000	1,147
Anadarko Petroleum Corp. 6.60% 2046	5,096	6,315
Boardwalk Pipeline Partners 3.375% 2023	2,000	1,986
Boardwalk Pipelines, LP 4.45% 2027	3,580	3,673
Boardwalk Pipelines, LP 4.95% 2024	1,290	1,369
Canadian Natural Resources Ltd. 2.95% 2023	405	402
Canadian Natural Resources Ltd. 3.80% 2024	180	182
Canadian Natural Resources Ltd. 3.85% 2027	14,265	14,212
Canadian Natural Resources Ltd. 4.95% 2047	2,350	2,398
Cenovus Energy Inc. 3.80% 2023	1,120	1,106
Cenovus Energy Inc. 4.25% 20271	18,130	17,307
Cenovus Energy Inc. 5.25% 20371	193	181
Cenovus Energy Inc. 5.40% 20471	36,275	34,023
Cheniere Energy, Inc. 7.00% 2024	3,585	4,015
Cheniere Energy, Inc. 5.875% 2025	6,010	6,431
Cheniere Energy, Inc. 5.125% 20271	3,825	3,925
Chevron Corp. 2.355% 2022	5,000	4,980
Chevron Corp. 2.498% 2022	605	611
Chevron Corp. 2.954% 2026	600	596
Columbia Pipeline Partners LP 2.45% 2018	6,700	6,732
Columbia Pipeline Partners LP 3.30% 2020	975	1,000
Columbia Pipeline Partners LP 4.50% 2025	1,215	1,296
Columbia Pipeline Partners LP 5.80% 2045	1,910	2,284
Concho Resources Inc. 5.50% 2023	400	413
ConocoPhillips 4.95% 2026	4,774	5,327
DCP Midstream Operating LP 4.95% 2022	500	510
Devon Energy Corp. 3.25% 2022	2,200	2,189
Devon Energy Corp. 5.85% 2025	1,250	1,423
Devon Energy Corp. 5.00% 2045	2,000	2,048
Diamond Offshore Drilling, Inc. 4.875% 2043	3,375	2,194

American Funds Insurance Series — Bond Fund — Page 100 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Enbridge Energy Partners, LP 9.875% 2019	$10,500	$11,747
Enbridge Energy Partners, LP 4.375% 2020	7,700	8,110
Enbridge Energy Partners, LP 5.20% 2020	5,655	6,000
Enbridge Energy Partners, LP 4.20% 2021	9,025	9,424
Enbridge Energy Partners, LP 5.875% 2025	13,960	15,953
Enbridge Energy Partners, LP 7.375% 2045	27,830	35,604
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	8,223
Enbridge Inc. 2.90% 2022	292	292
Enbridge Inc. 4.00% 2023	1,600	1,682
Enbridge Inc. 3.70% 2027	104	104
Enbridge Inc. 5.50% 2046	855	969
Energy Transfer Partners, LP 4.15% 2020	1,000	1,039
Energy Transfer Partners, LP 4.75% 2026	475	495
Energy Transfer Partners, LP 4.20% 2027	260	259
Energy Transfer Partners, LP 6.125% 2045	12,405	13,609
Energy Transfer Partners, LP 5.30% 2047	33,995	33,802
EnLink Midstream Partners, LP 2.70% 2019	1,850	1,847
EnLink Midstream Partners, LP 4.40% 2024	365	371
EnLink Midstream Partners, LP 4.15% 2025	280	277
EnLink Midstream Partners, LP 5.05% 2045	1,015	947
EnLink Midstream Partners, LP 5.45% 2047	475	476
Ensco PLC 5.20% 2025	1,810	1,480
Ensco PLC 5.75% 2044	285	190
Exxon Mobil Corp. 3.043% 2026	4,825	4,872
Exxon Mobil Corp. 4.114% 2046	1,000	1,059
Halliburton Co. 3.80% 2025	4,975	5,108
Halliburton Co. 5.00% 2045	845	904
Husky Energy Inc. 7.25% 2019	3,390	3,769
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,439
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,000
Kinder Morgan Energy Partners, LP 5.40% 2044	5,270	5,341
Kinder Morgan Energy Partners, LP 5.50% 2044	925	959
Kinder Morgan Finance Co. 5.05% 2046	248	250
Kinder Morgan, Inc. 4.30% 2025	492	512
Kinder Morgan, Inc. 5.30% 2034	760	785
Kinder Morgan, Inc. 5.55% 2045	6,000	6,389
MPLX LP 4.125% 2027	315	317
MPLX LP 5.20% 2047	320	329
NGL Energy Partners LP 6.875% 2021	1,000	997
NGPL PipeCo LLC 7.119% 20171	33,295	34,086
Noble Corp. PLC 5.75% 2018	430	434
Noble Corp. PLC 7.70% 2025	1,995	1,541
Noble Corp. PLC 8.70% 2045	1,760	1,267
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,5	3,575	1,948
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20221,5	2,361	809
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 20231,5	189	65
Petrobras Global Finance Co. 8.375% 2021	8,935	10,024
Petrobras Global Finance Co. 6.125% 2022	13,380	13,848
Petrobras Global Finance Co. 4.375% 2023	1,200	1,135
Petrobras Global Finance Co. 7.375% 2027	390	414
Petrobras Global Finance Co. 7.25% 2044	45	44
Petrobras Global Finance Co. 6.85% 2115	335	297
Petrobras International Finance Co. 5.375% 2021	13,560	13,820
Petróleos Mexicanos 6.375% 2021	16,260	17,639

American Funds Insurance Series — Bond Fund — Page 101 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Petróleos Mexicanos 5.375% 20221	$39,850	$42,002
Petróleos Mexicanos 3.50% 2023	1,400	1,345
Petróleos Mexicanos 4.625% 2023	1,100	1,116
Petróleos Mexicanos 6.875% 2026	2,080	2,310
Petróleos Mexicanos 7.47% 2026	MXN295,000	14,619
Petróleos Mexicanos 6.50% 20271	$14,690	15,799
Petróleos Mexicanos 6.75% 2047	460	466
Phillips 66 Partners LP 3.55% 2026	570	555
Phillips 66 Partners LP 4.68% 2045	125	120
Phillips 66 Partners LP 4.90% 2046	210	208
Pioneer Natural Resources Co. 3.45% 2021	185	190
Plains All American Pipeline, LP 4.50% 2026	1,250	1,267
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20191,5	665	650
Range Resources Corp. 4.875% 2025	2,075	1,982
Ras Laffan Liquefied Natural Gas II 5.298% 20205	413	429
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	1,875	1,922
Rice Energy Inc. 6.25% 2022	1,075	1,125
Rice Energy Inc. 7.25% 2023	150	162
Royal Dutch Shell PLC 2.50% 2026	190	182
Royal Dutch Shell PLC 3.75% 2046	26,610	25,285
Sabine Pass Liquefaction, LLC 5.625% 2021	1,100	1,198
Sabine Pass Liquefaction, LLC 6.25% 2022	2,800	3,173
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	1,113
Sabine Pass Liquefaction, LLC 5.75% 2024	9,000	10,036
Sabine Pass Liquefaction, LLC 5.625% 2025	11,980	13,248
Sabine Pass Liquefaction, LLC 5.875% 2026	9,800	10,987
Sabine Pass Liquefaction, LLC 5.00% 2027	4,670	4,975
Sabine Pass Liquefaction, LLC 4.20% 20281	790	800
Schlumberger BV 3.00% 20201	600	611
Schlumberger BV 3.625% 20221	222	231
Schlumberger BV 4.00% 20251	9,185	9,646
Shell International Finance BV 2.875% 2026	630	622
SM Energy Co. 6.75% 2026	75	72
Southwestern Energy Co. 4.05% 2020	1,000	1,027
Southwestern Energy Co. 4.10% 2022	2,125	1,991
Southwestern Energy Co. 6.70% 2025	6,705	6,588
Spectra Energy Partners, LP 2.95% 2018	1,615	1,634
Spectra Energy Partners, LP 4.50% 2045	65	64
Sunoco LP 6.25% 2021	775	812
Targa Resources Partners LP 4.125% 2019	600	610
Targa Resources Partners LP 5.125% 20251	175	181
Targa Resources Partners LP 5.375% 20271	175	182
TC PipeLines, LP 4.375% 2025	1,700	1,775
Tesoro Corp. 4.75% 20231	1,125	1,217
Tesoro Corp. 5.125% 20261	4,075	4,452
Tesoro Logistics LP 6.375% 2024	100	109
Total Capital Canada Ltd. 2.75% 2023	2,140	2,153
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	600	635
Transocean Inc. 5.80% 2022	2,195	2,047
Transocean Inc. 9.00% 20231	5,000	5,212
Valero Energy Partners LP 4.375% 2026	500	512
Western Gas Partners LP 2.60% 2018	280	281
Western Gas Partners LP 3.95% 2025	665	662
Western Gas Partners LP 4.65% 2026	310	318

American Funds Insurance Series — Bond Fund — Page 102 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Western Gas Partners LP 5.45% 2044	$1,350	$1,377
Williams Partners LP 5.25% 2020	3,000	3,230
Williams Partners LP 3.60% 2022	5,065	5,180
Williams Partners LP 4.50% 2023	500	534
Williams Partners LP 4.30% 2024	9,285	9,672
Williams Partners LP 4.00% 2025	500	510
Williams Partners LP 3.75% 2027	90	89
Williams Partners LP 5.40% 2044	555	589
Williams Partners LP 4.90% 2045	455	458
Williams Partners LP 5.10% 2045	5,180	5,394
		657,739
Health care4.96%
Abbott Laboratories 2.35% 2019	9,600	9,678
Abbott Laboratories 2.90% 2021	17,305	17,487
Abbott Laboratories 3.40% 2023	5,120	5,248
Abbott Laboratories 3.75% 2026	7,570	7,743
Abbott Laboratories 4.75% 2036	4,765	5,209
Abbott Laboratories 4.90% 2046	11,200	12,428
AbbVie Inc. 1.80% 2018	5,900	5,909
AbbVie Inc. 2.50% 2020	17,215	17,425
AbbVie Inc. 2.90% 2022	6,565	6,634
AbbVie Inc. 3.20% 2022	11,970	12,290
AbbVie Inc. 2.85% 2023	4,800	4,795
AbbVie Inc. 3.20% 2026	1,070	1,059
AbbVie Inc. 4.45% 2046	2,525	2,621
Aetna Inc. 1.50% 2017	3,755	3,755
Aetna Inc. 1.70% 2018	3,525	3,527
Allergan PLC 2.35% 2018	7,500	7,533
Allergan PLC 3.00% 2020	8,275	8,461
Allergan PLC 3.45% 2022	11,060	11,412
Allergan PLC 3.80% 2025	18,537	19,206
Allergan PLC 4.55% 2035	3,820	4,093
Amgen Inc. 2.65% 2022	1,000	1,004
Amgen Inc. 4.40% 2045	7,500	7,745
AstraZeneca PLC 2.375% 2022	370	369
Bayer AG 2.375% 20191	5,155	5,198
Becton, Dickinson and Co. 2.675% 2019	2,287	2,316
Becton, Dickinson and Co. 2.894% 2022	1,560	1,564
Becton, Dickinson and Co. 3.363% 2024	855	858
Becton, Dickinson and Co. 3.734% 2024	903	919
Becton, Dickinson and Co. 3.70% 2027	8,630	8,661
Becton, Dickinson and Co. 4.669% 2047	3,695	3,821
Boston Scientific Corp. 2.85% 2020	470	477
Boston Scientific Corp. 6.00% 2020	3,675	4,002
Boston Scientific Corp. 3.375% 2022	700	721
Boston Scientific Corp. 3.85% 2025	500	517
Cardinal Health, Inc. 1.70% 2018	1,400	1,403
Celgene Corp. 5.00% 2045	14,950	16,923
Centene Corp. 5.625% 2021	1,780	1,860
Centene Corp. 4.75% 2022	200	210
Centene Corp. 6.125% 2024	375	406
Centene Corp. 4.75% 2025	575	592
EMD Finance LLC 2.40% 20201	15,295	15,401

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
EMD Finance LLC 2.95% 20221	$2,200	$2,241
EMD Finance LLC 3.25% 20251	23,410	23,533
HCA Inc. 6.50% 2020	1,550	1,695
Hologic, Inc. 5.25% 20221	230	242
Humana Inc. 3.85% 2024	7,500	7,807
Humana Inc. 3.95% 2027	625	653
inVentiv Health, Inc. 7.50% 20241	350	382
Laboratory Corporation of America Holdings 3.60% 2025	4,465	4,540
Laboratory Corporation of America Holdings 4.70% 2045	9,360	9,697
Mallinckrodt PLC 5.625% 20231	850	780
MEDNAX, Inc. 5.25% 20231	130	134
Medtronic, Inc. 3.35% 2027	450	459
Medtronic, Inc. 4.625% 2045	5,015	5,666
Molina Healthcare, Inc. 5.375% 2022	1,165	1,239
Mylan Laboratories Inc. 2.50% 2019	3,500	3,530
Mylan Laboratories Inc. 3.15% 2021	10,815	11,012
Novartis AG 3.10% 2027	2,700	2,736
Pfizer Inc. 7.20% 2039	100	150
Quintiles Transnational Corp. 4.875% 20231	400	412
Roche Holdings, Inc. 2.375% 20271	500	475
Shire PLC 1.90% 2019	25,600	25,496
Shire PLC 2.40% 2021	20,730	20,507
Shire PLC 2.875% 2023	11,810	11,721
Shire PLC 3.20% 2026	17,000	16,658
Tenet Healthcare Corp. 4.625% 20241	293	295
Tenet Healthcare Corp. 4.625% 20241	213	214
Tenet Healthcare Corp., First Lien, 6.25% 2018	500	528
Tenet Healthcare Corp., First Lien, 4.75% 2020	10,000	10,400
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,340	1,439
Teva Pharmaceutical Finance Company BV 1.40% 2018	3,655	3,647
Teva Pharmaceutical Finance Company BV 1.70% 2019	3,730	3,699
Teva Pharmaceutical Finance Company BV 2.20% 2021	4,645	4,564
Teva Pharmaceutical Finance Company BV 2.80% 2023	13,855	13,493
Teva Pharmaceutical Finance Company BV 3.15% 2026	37,830	36,001
Teva Pharmaceutical Finance Company BV 4.10% 2046	2,905	2,691
Thermo Fisher Scientific Inc. 2.40% 2019	4,050	4,082
UnitedHealth Group Inc. 1.40% 2017	3,020	3,019
UnitedHealth Group Inc. 1.90% 2018	6,820	6,846
UnitedHealth Group Inc. 3.35% 2022	4,585	4,790
UnitedHealth Group Inc. 3.75% 2025	5,610	5,915
UnitedHealth Group Inc. 3.10% 2026	1,745	1,756
UnitedHealth Group Inc. 3.375% 2027	500	512
UnitedHealth Group Inc. 3.45% 2027	1,185	1,220
UnitedHealth Group Inc. 4.625% 2035	3,435	3,872
UnitedHealth Group Inc. 4.20% 2047	250	265
WellPoint, Inc. 2.30% 2018	7,440	7,484
WellPoint, Inc. 2.25% 2019	1,250	1,256
Zimmer Holdings, Inc. 3.15% 2022	9,145	9,293
		520,526
Utilities4.23%
American Electric Power Co., Inc. 1.65% 2017	2,870	2,871
American Electric Power Co., Inc. 2.75% 2026	2,510	2,411
Berkshire Hathaway Energy Co. 4.50% 2045	6,095	6,635

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Calpine Corp. 5.375% 2023	$410	$401
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	8,142
CMS Energy Corp. 8.75% 2019	6,984	7,849
CMS Energy Corp. 5.05% 2022	18,288	20,134
CMS Energy Corp. 3.00% 2026	1,000	980
Comision Federal de Electricidad 4.75% 20271	475	490
Consolidated Edison Company of New York, Inc. 3.875% 2047	10,250	10,441
Consolidated Edison, Inc. 2.00% 2020	500	500
Consumers Energy Co. 3.25% 2046	4,050	3,729
Dominion Resources, Inc. 1.875% 20181	5,450	5,445
Dominion Resources, Inc. 1.60% 2019	1,140	1,131
Dominion Resources, Inc. 2.962% 2019	500	508
Dominion Resources, Inc. 2.579% 2020	20,575	20,694
Duke Energy Corp. 3.75% 2024	4,026	4,213
Duke Energy Corp. 2.65% 2026	5,435	5,173
Duke Energy Corp. 3.75% 2046	610	583
Duke Energy Florida, LLC 3.20% 2027	500	507
Duke Energy Florida, LLC 3.40% 2046	6,745	6,299
EDP Finance BV 4.90% 20191	10,000	10,514
EDP Finance BV 3.625% 20241	27,650	27,345
Electricité de France SA 2.15% 20191	145	146
Emera Inc. 6.75% 2076	1,150	1,305
Emera US Finance LP 2.15% 2019	460	460
Emera US Finance LP 2.70% 2021	954	956
Emera US Finance LP 3.55% 2026	495	497
Emera US Finance LP 4.75% 2046	500	531
Enel Finance International SA 3.625% 20271	1,000	993
Enel Finance International SA 4.75% 20471	10,450	10,811
Enel Società per Azioni 8.75% 20731	1,000	1,193
Entergy Corp. 2.40% 2026	1,400	1,321
Entergy Corp. 2.95% 2026	595	571
Entergy Corp. 3.12% 2027	1,450	1,447
Eversource Energy 2.75% 2022	2,327	2,347
Eversource Energy 2.80% 2023	2,000	2,008
Exelon Corp. 3.497% 2022	14,515	14,902
Exelon Corp. 3.40% 2026	1,570	1,568
FirstEnergy Corp. 2.85% 2022	300	299
FirstEnergy Corp. 3.90% 2027	21,290	21,338
FirstEnergy Corp. 7.375% 2031	7,747	10,215
FirstEnergy Corp. 4.85% 2047	14,480	14,734
FirstEnergy Corp., Series B, 4.25% 2023	5,505	5,797
Great Plains Energy Inc. 2.50% 2020	10,300	10,402
Great Plains Energy Inc. 3.90%2027	2,485	2,519
Great Plains Energy Inc. 4.20% 2047	1,025	1,050
Great Plains Energy Inc. 4.85% 2047	11,031	11,411
Iberdrola Finance Ireland 5.00% 20191	1,825	1,934
Indiana Michigan Power Co. 3.75% 2047	750	733
MidAmerican Energy Co. 3.10% 2027	500	504
MidAmerican Energy Co. 3.95% 2047	145	150
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	7,972
MidAmerican Energy Holdings Co. 3.75% 2023	5,890	6,203
Mississippi Power Co. 4.25% 2042	6,772	6,007
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	15,295
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	5,985

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Niagara Mohawk Power Corp. 3.508% 20241	$7,875	$8,154
Niagara Mohawk Power Corp. 4.278% 20341	1,000	1,059
NV Energy, Inc 6.25% 2020	2,950	3,321
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,499
Pacific Gas and Electric Co. 3.25% 2023	5,815	6,002
Pacific Gas and Electric Co. 3.40% 2024	850	877
Pacific Gas and Electric Co. 4.75% 2044	336	384
PG&E Corp. 2.40% 2019	3,810	3,830
Progress Energy, Inc. 7.05% 2019	3,180	3,444
Progress Energy, Inc. 7.00% 2031	1,000	1,327
Progress Energy, Inc. 7.75% 2031	1,920	2,707
Public Service Co. of Colorado 5.80% 2018	7,860	8,195
Public Service Co. of Colorado 3.80% 2047	660	667
Public Service Enterprise Group Inc. 2.00% 2021	3,461	3,386
Puget Energy, Inc. 6.50% 2020	5,896	6,595
Puget Energy, Inc. 6.00% 2021	8,286	9,313
Puget Energy, Inc. 5.625% 2022	8,104	9,062
Puget Energy, Inc. 3.65% 2025	3,000	3,011
Southern Co. 2.15% 2019	10,675	10,686
Tampa Electric Co. 2.60% 2022	4,550	4,528
Teco Finance, Inc. 5.15% 2020	4,871	5,180
Union Electric Co. 2.95% 2027	500	496
Virginia Electric and Power Co. 1.20% 2018	2,700	2,695
Virginia Electric and Power Co. 3.15% 2026	1,250	1,259
Virginia Electric and Power Co. 4.45% 2044	8,295	9,111
Xcel Energy Inc. 4.70% 2020	12,750	13,504
Xcel Energy Inc. 3.30% 2025	5,850	5,912
Xcel Energy Inc. 4.80% 2041	1,490	1,599
		444,402
Consumer discretionary3.65%
21st Century Fox America, Inc. 4.95% 2045	1,885	2,051
21st Century Fox America, Inc. 4.75% 2046	1,550	1,663
Bayerische Motoren Werke AG 1.45% 20191	26,135	25,969
Bayerische Motoren Werke AG 2.00% 20211	500	496
Cablevision Systems Corp. 5.50% 20271	450	477
CBS Corp. 3.50% 2025	150	152
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,805	7,037
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	760	811
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20271	10,000	10,250
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 20281	750	741
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20471	545	580
Comcast Corp. 3.00% 2024	1,000	1,014
Comcast Corp. 2.35% 2027	915	860
Comcast Corp. 3.30% 2027	3,500	3,548
Cumulus Media Holdings Inc. 7.75% 2019	1,715	480
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.48% 20202,4,5	1,697	1,372
DaimlerChrysler North America Holding Corp. (3-month USD-LIBOR + 0.86%) 2.030% 20181,2	7,500	7,547
DaimlerChrysler North America Holding Corp. 1.50% 20191	1,000	991
DaimlerChrysler North America Holding Corp. 2.875% 20211	21,000	21,309
DaimlerChrysler North America Holding Corp. 2.85% 20221	500	506
DaimlerChrysler North America Holding Corp. 3.25% 20241	755	765
DaimlerChrysler North America Holding Corp. 3.30% 20251	5,500	5,563
Dollar General Corp. 1.875% 2018	1,211	1,212

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Dollar Tree Inc. 5.75% 2023	$1,225	$1,297
Duke University 3.299% 20465	135	130
Ford Motor Credit Co. 2.262% 2019	9,700	9,731
Ford Motor Credit Co. 2.375% 2019	18,650	18,743
Ford Motor Credit Co. 2.597% 2019	9,410	9,478
Ford Motor Credit Co. 2.681% 2020	17,750	17,879
Ford Motor Credit Co. 3.157% 2020	2,000	2,039
Ford Motor Credit Co. 3.336% 2021	300	306
Ford Motor Credit Co. 3.219% 2022	7,315	7,387
Ford Motor Credit Co. 3.096% 2023	500	495
Ford Motor Credit Co. 3.81% 2024	4,450	4,511
Ford Motor Credit Co. 4.134% 2025	15,000	15,286
Ford Motor Credit Co. 5.291% 2046	2,120	2,187
Gannett Co., Inc. 5.125% 2019	1,130	1,155
Gannett Co., Inc. 4.875% 20211	290	299
General Motors Financial Co. 2.40% 2019	17,990	18,047
General Motors Financial Co. 2.65% 2020	12,000	12,063
General Motors Financial Co. 3.70% 2020	15,895	16,457
General Motors Financial Co. 3.20% 2021	500	506
General Motors Financial Co. 4.20% 2021	1,500	1,574
General Motors Financial Co. 3.70% 2023	11,500	11,691
Hilton Worldwide Holdings Inc. 4.25% 20241	3,125	3,176
Home Depot, Inc. 4.40% 2021	7,500	8,087
Home Depot, Inc. 3.35% 2025	3,945	4,101
Home Depot, Inc. 3.90% 2047	995	1,013
Hyundai Capital America 2.00% 20191	365	362
Hyundai Capital America 2.55% 20201	4,700	4,691
Hyundai Capital America 2.60% 20201	325	326
Hyundai Capital Services Inc. 1.625% 20191	1,600	1,570
Limited Brands, Inc. 6.625% 2021	1,224	1,362
Lowe’s Companies, Inc. 3.10% 2027	1,850	1,844
Lowe’s Companies, Inc. 4.05% 2047	1,650	1,685
McDonald’s Corp. 3.50% 2027	1,000	1,019
McDonald’s Corp. 4.875% 2045	6,765	7,583
MGM Resorts International 7.75% 2022	2,000	2,352
NBC Universal Enterprise, Inc. 5.25% 20491	2,375	2,530
NBC Universal Media, LLC 5.15% 2020	10,000	10,893
Neiman Marcus Group LTD Inc. 8.75% 20211,6	1,160	563
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.339% 20202,4,5	3,653	2,765
Newell Rubbermaid Inc. 3.85% 2023	2,380	2,502
Newell Rubbermaid Inc. 4.20% 2026	4,465	4,746
Newell Rubbermaid Inc. 5.50% 2046	7,145	8,635
News America Inc. 4.00% 2023	1,100	1,163
NIKE, Inc. 3.875% 2045	7,145	7,222
Nissan Motor Co., Ltd. 1.55% 20191	10,580	10,465
Playa Resorts Holding BV 8.00% 20201	1,869	1,962
RCI Banque 3.50% 20181	8,280	8,378
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	309
Schaeffler Verwaltungs 4.75% 20261,6	340	345
Thomson Reuters Corp. 1.65% 2017	5,445	5,447
Thomson Reuters Corp. 4.30% 2023	240	258
Time Warner Inc. 3.80% 2027	4,535	4,575
Toyota Motor Credit Corp. 2.125% 2019	500	504
Toyota Motor Credit Corp. 2.25% 2023	1,130	1,106

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Volkswagen Group of America Finance, LLC 1.65% 20181	$3,500	$3,497
Volkswagen Group of America Finance, LLC 2.45% 20191	520	523
Volkswagen Group of America Finance, LLC 2.40% 20201	4,555	4,573
Volkswagen International Finance NV 4.00% 20201	4,200	4,417
Walt Disney Co. 5.50% 2019	5,000	5,317
Walt Disney Co. 2.95% 2027	1,000	992
Warner Music Group 5.625% 20221	900	935
Wynn Macau, Ltd. 5.25% 20211	3,100	3,185
		383,633
Consumer staples2.71%
Altria Group, Inc. 2.85% 2022	5,000	5,081
Altria Group, Inc. 2.625% 2026	500	482
Altria Group, Inc. 4.50% 2043	3,000	3,206
Altria Group, Inc. 5.375% 2044	6,600	7,985
Altria Group, Inc. 3.875% 2046	2,235	2,180
Anheuser-Busch InBev NV 2.65% 2021	5,775	5,857
Anheuser-Busch InBev NV 3.30% 2023	11,570	11,927
Anheuser-Busch InBev NV 3.65% 2026	10,345	10,678
British American Tobacco International Finance PLC 2.75% 20201	5,550	5,626
British American Tobacco International Finance PLC 3.50% 20221	4,020	4,147
British American Tobacco International Finance PLC 3.95% 20251	5,550	5,770
Constellation Brands, Inc. 2.70% 2022	830	830
Constellation Brands, Inc. 3.50% 2027	170	170
Costco Wholesale Corp. 2.15% 2021	2,500	2,502
Costco Wholesale Corp. 3.00% 2027	2,500	2,497
CVS Health Corp. 1.90% 2018	4,550	4,563
CVS Health Corp. 2.80% 2020	4,550	4,635
CVS Health Corp. 2.125% 2021	11,310	11,181
CVS Health Corp. 3.50% 2022	4,550	4,723
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.726% 20232,4,5	17,221	17,393
Imperial Tobacco Finance PLC 2.05% 20181	3,360	3,365
Imperial Tobacco Finance PLC 3.50% 20231	2,835	2,905
Kroger Co. 2.00% 2019	4,005	4,003
Kroger Co. 2.60% 2021	9,500	9,508
Kroger Co. 3.50% 2026	2,020	1,995
Molson Coors Brewing Co. 1.90% 20191	5,865	5,860
Molson Coors Brewing Co. 2.25% 20201	5,025	5,028
Molson Coors Brewing Co. 2.10% 2021	2,515	2,475
Molson Coors Brewing Co. 3.00% 2026	5,730	5,523
Molson Coors Brewing Co. 4.20% 2046	4,730	4,661
Mondelez International, Inc. 1.625% 20191	18,600	18,436
PepsiCo, Inc. 2.25% 2022	1,750	1,751
PepsiCo, Inc. 4.00% 2047	1,575	1,617
Pernod Ricard SA 4.45% 20221	17,870	19,178
Philip Morris International Inc. 2.625% 2022	765	771
Philip Morris International Inc. 4.25% 2044	10,840	11,202
Reckitt Benckiser Group PLC 2.375% 20221	2,100	2,087
Reckitt Benckiser Group PLC 2.75% 20241	845	838
Reynolds American Inc. 2.30% 2018	1,790	1,798
Reynolds American Inc. 3.25% 2020	4,960	5,110
Reynolds American Inc. 3.25% 2022	2,250	2,266
Reynolds American Inc. 4.00% 2022	4,330	4,593
Reynolds American Inc. 4.85% 2023	6,430	7,098

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
Reynolds American Inc. 4.45% 2025	$15,670	$16,850
Reynolds American Inc. 5.70% 2035	1,255	1,493
Reynolds American Inc. 6.15% 2043	3,750	4,705
Reynolds American Inc. 5.85% 2045	12,060	14,842
WM. Wrigley Jr. Co 3.375% 20201	12,905	13,330
		284,721
Telecommunication services1.64%
AT&T Inc. 1.40% 2017	3,615	3,612
AT&T Inc. 3.00% 2022	12,375	12,411
AT&T Inc. 3.80% 2024	19,357	19,862
AT&T Inc. 4.125% 2026	11,800	12,121
AT&T Inc. 4.25% 2027	2,650	2,745
AT&T Inc. 4.35% 2045	188	175
British Telecommunications PLC 9.125% 2030	169	258
CenturyLink, Inc., Series T, 5.80% 2022	3,500	3,653
Deutsche Telekom International Finance BV 1.50% 20191	16,100	15,882
Deutsche Telekom International Finance BV 1.95% 20211	16,364	15,960
Digicel Group Ltd. 8.25% 20201	1,800	1,690
France Télécom 9.00% 2031	1,580	2,395
Frontier Communications Corp. 11.00% 2025	300	280
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)2,4,5,6	1,130	1,088
Orange SA 2.75% 2019	3,570	3,617
SoftBank Group Corp. 3.36% 20231,5	12,500	12,641
TELUS Corp. 3.70% 2027	750	760
Verizon Communications Inc. 5.15% 2023	30,415	33,825
Verizon Communications Inc. 4.125% 2027	6,295	6,515
Verizon Communications Inc. 4.272% 2036	5,280	5,118
Verizon Communications Inc. 4.125% 2046	6,500	5,816
Verizon Communications Inc. 4.522% 2048	10,620	10,110
Wind Acquisition SA 4.75% 20201	1,850	1,874
		172,408
Real estate1.25%
Alexandria Real Estate Equities, Inc. 2.75% 2020	2,075	2,090
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,817
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,830	1,865
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	159
American Campus Communities, Inc. 3.35% 2020	2,910	2,987
American Campus Communities, Inc. 3.75% 2023	3,000	3,090
American Tower Corp. 3.40% 2019	7,525	7,685
Brandywine Operating Partnership, LP 4.95% 2018	4,875	4,982
Corporate Office Properties LP 5.25% 2024	10	11
Corporate Office Properties LP 5.00% 2025	480	508
DCT Industrial Trust Inc. 4.50% 2023	2,340	2,466
DDR Corp. 4.25% 2026	1,205	1,184
Developers Diversified Realty Corp. 4.75% 2018	775	790
Developers Diversified Realty Corp. 7.875% 2020	4,380	5,020
EPR Properties 4.50% 2025	585	594
EPR Properties 4.75% 2026	760	782
Essex Portfolio L.P. 3.25% 2023	335	336
Essex Portfolio L.P. 3.875% 2024	1,000	1,033
Gaming and Leisure Properties, Inc. 4.375% 2021	150	158
Gaming and Leisure Properties, Inc. 5.375% 2026	500	547

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal?amount (000)	Value (000)
Hospitality Properties Trust 6.70% 2018	$6,180	$6,206
Hospitality Properties Trust 4.25% 2021	4,750	4,956
Hospitality Properties Trust 5.00% 2022	1,370	1,470
Hospitality Properties Trust 4.50% 2025	1,175	1,208
Howard Hughes Corp. 5.375% 20251	5,700	5,843
Iron Mountain Inc. 6.00% 20201	1,500	1,558
Kimco Realty Corp. 6.875% 2019	3,500	3,856
Kimco Realty Corp. 3.40% 2022	1,045	1,066
Omega Healthcare Investors, Inc. 4.375% 2023	900	924
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,026
Prologis, Inc. 3.35% 2021	10,900	11,265
Prologis, Inc. 4.25% 2023	7,410	8,009
Prologis, Inc. 3.75% 2025	5,320	5,549
Scentre Group 2.375% 20191	2,465	2,471
Scentre Group 2.375% 20211	175	173
Scentre Group 3.50% 20251	4,765	4,788
Select Income REIT 4.15% 2022	10,735	10,832
WEA Finance LLC 2.70% 20191	5,675	5,725
WEA Finance LLC 3.25% 20201	14,375	14,639
		131,668
Industrials1.15%
Airbus Group SE 2.70% 20231	2,220	2,234
Allison Transmission Holdings, Inc. 5.00% 20241	150	154
ARAMARK Corp. 5.125% 2024	1,200	1,265
BNSF Funding Trust I 6.613% 2055	1,680	1,939
Canadian National Railway Co. 5.55% 2018	5,000	5,171
Caterpillar Inc. 2.10% 2020	30,650	30,863
CEVA Group PLC 7.00% 20211	775	725
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 20212,4,5	853	798
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.672% 20212,4,5	150	140
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.672% 20212,4,5	871	815
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.672% 20212,4,5	1,201	1,123
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20195	57	58
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	110	112
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	320	334
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20215	—	—
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 20225	84	91
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20225	1,186	1,287
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20225	453	502
Corporate Risk Holdings LLC 9.50% 20191	1,804	1,921
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)1,6,7	427	457
CSX Corp. 3.25% 2027	841	851
Deck Chassis Acquisition Inc. 10.00% 20231	1,000	1,113
ERAC USA Finance Co. 4.20% 20461	750	710
FedEx Corp. 4.40% 2047	1,000	1,034
General Electric Capital Corp. 2.342% 2020	4,788	4,828
General Electric Capital Corp. 3.10% 2023	1,850	1,920
General Electric Capital Corp. 3.373% 2025	4,815	4,984
General Electric Co. 2.70% 2022	5,000	5,089
Honeywell International Inc. 2.50% 2026	1,625	1,560
John Deere Capital Corp. 1.95% 2020	1,785	1,790
Lockheed Martin Corp. 2.50% 2020	3,155	3,201
Lockheed Martin Corp. 3.10% 2023	1,330	1,362

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal?amount (000)	Value (000)
Lockheed Martin Corp. 3.55% 2026	$3,045	$3,161
Lockheed Martin Corp. 4.50% 2036	2,155	2,360
Lockheed Martin Corp. 4.70% 2046	5,695	6,435
LSC Communications, Inc. 8.75% 20231	200	210
Republic Services, Inc. 5.00% 2020	5,000	5,373
Rockwell Collins, Inc. 2.80% 2022	245	248
Roper Technologies, Inc. 2.80% 2021	175	177
Roper Technologies, Inc. 3.80% 2026	420	432
Siemens AG 2.35% 20261	1,000	945
TransDigm Inc. 5.50% 2020	675	686
United Rentals, Inc. 5.50% 2027	5,000	5,162
United Technologies Corp. 3.125% 2027	17,400	17,465
United Technologies Corp. 4.05% 2047	200	206
		121,291
Information technology1.06%
Analog Devices, Inc. 2.50% 2021	6,535	6,547
Analog Devices, Inc. 3.125% 2023	1,450	1,467
Analog Devices, Inc. 3.50% 2026	7,140	7,210
Apple Inc. 1.55% 2021	12,130	11,857
Apple Inc. 2.85% 2024	1,300	1,308
Apple Inc. 3.00% 2024	170	173
Apple Inc. 3.20% 2027	1,790	1,809
Apple Inc. 3.35% 2027	1,052	1,078
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 6.158% 20212,4,5	124	124
Broadcom Ltd. 3.00% 20221	17,150	17,319
Broadcom Ltd. 3.625% 20241	2,950	3,021
Broadcom Ltd. 3.875% 20271	12,360	12,718
Dell Inc. 2.65% 2020	6,075	5,965
First Data Corp. 5.00% 20241	1,000	1,032
Harris Corp. 1.999% 2018	6,400	6,410
Harris Corp. 2.70% 2020	1,400	1,411
Harris Corp. 3.832% 2025	945	980
Infor (US), Inc. 5.75% 20201	225	233
Microsoft Corp. 1.85% 2020	250	251
Microsoft Corp. 2.40% 2022	397	401
Microsoft Corp. 2.875% 2024	5,150	5,237
Microsoft Corp. 3.30% 2027	1,069	1,101
Microsoft Corp. 4.25% 2047	13,875	15,083
NXP BV and NXP Funding LLC 4.125% 20211	2,000	2,111
Oracle Corp. 1.90% 2021	500	496
Oracle Corp. 2.65% 2026	500	480
Oracle Corp. 4.125% 2045	2,525	2,606
Oracle Corp. 4.00% 2046	550	558
Xerox Corp. 3.50% 2020	2,000	2,037
		111,023
Materials0.66%
ArcelorMittal 7.50% 2041	2,500	2,769
Ball Corp. 4.375% 2020	300	316
BHP Billiton Finance Ltd. 6.25% 20751	5,265	5,755
Chemours Co. 6.625% 2023	950	1,009
FMG Resources 9.75% 20221	2,465	2,819
Holcim Ltd. 5.15% 20231	1,760	1,942

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
LYB International Finance BV 3.50% 2027	$685	$677
Olin Corp. 5.125% 2027	6,175	6,376
Owens-Illinois, Inc. 5.875% 20231	710	784
Owens-Illinois, Inc. 6.375% 20251	290	326
Potash Corp. of Saskatchewan Inc. 4.00% 2026	1,500	1,550
Rayonier Advanced Materials Inc. 5.50% 20241	1,360	1,330
Sherwin-Williams Co. 2.75% 2022	250	250
Sherwin-Williams Co. 3.125% 2024	145	146
Sherwin-Williams Co. 3.45% 2027	930	938
Sherwin-Williams Co. 4.50% 2047	235	248
Vale Overseas Ltd. 5.875% 2021	22,390	24,092
Vale Overseas Ltd. 4.375% 2022	2,610	2,663
Vale Overseas Ltd. 6.25% 2026	4,918	5,318
Vale Overseas Ltd. 6.875% 2036	6,700	7,219
Vale Overseas Ltd. 6.875% 2039	2,300	2,478
		69,005
Total corporate bonds & notes		3,796,060
Mortgage-backed obligations27.23% Federal agency mortgage-backed obligations26.58%
Fannie Mae 5.50% 20235	824	871
Fannie Mae 4.50% 20255	462	487
Fannie Mae 6.00% 20265	337	380
Fannie Mae 5.50% 20275	204	226
Fannie Mae 6.00% 20275	547	615
Fannie Mae 4.00% 20365	676	719
Fannie Mae 6.00% 20375	1,400	1,591
Fannie Mae 6.00% 20375	142	154
Fannie Mae 5.50% 20385	3,285	3,662
Fannie Mae 5.50% 20385	495	552
Fannie Mae 4.00% 20405	1,645	1,737
Fannie Mae 5.00% 20405	553	611
Fannie Mae 5.00% 20415	4,553	4,988
Fannie Mae 5.00% 20415	4,336	4,748
Fannie Mae 5.00% 20415	2,556	2,844
Fannie Mae 5.00% 20415	1,801	2,003
Fannie Mae 5.00% 20415	1,305	1,453
Fannie Mae 5.00% 20415	938	1,046
Fannie Mae 4.00% 20435	16,588	17,506
Fannie Mae 4.00% 20435	2,106	2,217
Fannie Mae 3.00% 20465	77,742	77,700
Fannie Mae 3.50% 20465	31,211	32,210
Fannie Mae 3.50% 20465	2,781	2,873
Fannie Mae 4.00% 20465	51,064	53,719
Fannie Mae 4.00% 20465	22,171	23,323
Fannie Mae 4.00% 20465	16,975	17,980
Fannie Mae 4.00% 20465	4,588	4,849
Fannie Mae 3.00% 20475,8	43,330	43,198
Fannie Mae 3.50% 20475,8	46,740	47,995
Fannie Mae 4.00% 20475,8	385,400	404,391
Fannie Mae 4.00% 20475,8	120,500	126,657
Fannie Mae 4.50% 20475,8	190,000	203,790
Fannie Mae 4.50% 20475,8	750	802

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae Pool #924866 2.765% 20372,5	$1,173	$1,219
Fannie Mae, Series 2001-4, Class GA, 9.311% 20252,5	6	6
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20415	33	38
Fannie Mae, Series 2001-50, Class BA, 7.00% 20415	20	23
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20415	37	44
Fannie Mae, Series 2002-W1, Class 2A, 6.104% 20422,5	46	52
Freddie Mac 5.50% 20335	187	210
Freddie Mac 3.00% 20355	54,447	55,516
Freddie Mac 3.50% 20365	40,764	42,450
Freddie Mac 3.50% 20365	3,495	3,640
Freddie Mac 4.00% 20365	901	958
Freddie Mac 5.50% 20385	186	207
Freddie Mac 5.50% 20385	142	158
Freddie Mac 5.50% 20395	268	298
Freddie Mac 4.50% 20405	553	595
Freddie Mac 5.50% 20405	1,049	1,168
Freddie Mac 4.50% 20415	653	702
Freddie Mac 5.50% 20415	1,462	1,629
Freddie Mac 3.50% 20455	42,618	44,145
Freddie Mac 3.50% 20465	106,869	109,878
Freddie Mac 3.50% 20465	8,280	8,542
Freddie Mac 4.00% 20465	4,426	4,660
Freddie Mac 3.00% 20475,8	131,109	130,812
Freddie Mac 3.50% 20475,8	255,000	261,465
Freddie Mac 3.50% 20475,8	50,000	51,355
Freddie Mac 3.50% 20475,8	200	205
Freddie Mac 4.00% 20475,8	301,000	315,956
Freddie Mac 4.00% 20475,8	50,000	52,580
Freddie Mac 4.50% 20475,8	25,000	26,775
Freddie Mac, Series K716, Class A2, multifamily 3.13% 20215	6,875	7,147
Freddie Mac, Series K020, Class A2, multifamily 2.373% 20225	4,500	4,541
Freddie Mac, Series K718, Class A2, multifamily 2.791% 20225	9,640	9,910
Freddie Mac, Series 3061, Class PN, 5.50% 20355	178	199
Freddie Mac, Series 3146, Class PO, principal only, 0% 20365	389	338
Freddie Mac, Series 3156, Class PO, principal only, 0% 20365	340	297
Freddie Mac, Series 3318, Class JT, 5.50% 20375	477	515
Government National Mortgage Assn. 4.50% 20405	1,403	1,507
Government National Mortgage Assn. 4.50% 20455	20,019	21,292
Government National Mortgage Assn. 4.50% 20455	19,446	20,682
Government National Mortgage Assn. 4.50% 20455	17,423	18,531
Government National Mortgage Assn. 4.50% 20455	6,928	7,368
Government National Mortgage Assn. 4.50% 20455	1,994	2,121
Government National Mortgage Assn. 4.00% 20475,8	315,681	332,180
Government National Mortgage Assn. 4.00% 20475,8	55,919	58,759
Government National Mortgage Assn. 4.50% 20475	50,760	54,049
Government National Mortgage Assn. 4.50% 20475	28,856	30,704
Government National Mortgage Assn. 4.50% 20475	9,617	10,231
Government National Mortgage Assn. 4.50% 20475	7,814	8,317
		2,791,871
Commercial mortgage-backed securities0.40%
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 6.158% 20512,5	991	991
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.466% 20512,5	2,270	2,289
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 20502,5	522	525

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Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal?amount (000)	Value (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 20502,5	$2,380	$2,407
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.385% 20492,5	5,000	5,081
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 20492,5	12,610	12,660
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716% 20515	4,169	4,192
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20261,5	669	704
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20402,5	10,925	10,939
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.414% 20452,5	2,110	2,138
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.076% 20492,5	359	359
		42,285
Collateralized mortgage-backed (privately originated)0.25%
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20581,2,5	7,296	7,372
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 20271,5	1,055	1,055
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20561,2,5	17,317	17,493
		25,920
Total mortgage-backed obligations		2,860,076
U.S. Treasury bonds & notes21.22% U.S. Treasury18.45%
U.S. Treasury 0.75% 2019	1,678	1,655
U.S. Treasury 1.00% 2019	1,489	1,475
U.S. Treasury 1.125% 2019	8,500	8,469
U.S. Treasury 1.50% 2020	460	459
U.S. Treasury 8.75% 2020	40,000	48,706
U.S. Treasury 1.375% 20219	70,000	69,037
U.S. Treasury 2.00% 2021	225	227
U.S. Treasury 1.75% 2022	18,557	18,456
U.S. Treasury 1.75% 2022	5,684	5,651
U.S. Treasury 1.875% 2022	635	636
U.S. Treasury 2.00% 2022	222,750	223,262
U.S. Treasury 2.125% 2022	150,000	151,647
U.S. Treasury 2.25% 2023	115,000	116,145
U.S. Treasury 2.125% 2024	260,000	260,325
U.S. Treasury 2.125% 2024	25,000	25,018
U.S. Treasury 2.25% 2024	80,000	80,759
U.S. Treasury 2.25% 2027	226,075	225,094
U.S. Treasury 2.375% 2027	281,212	283,102
U.S. Treasury 6.125% 2027	25,000	33,777
U.S. Treasury 2.875% 2045	413	416
U.S. Treasury 3.00% 2045	30,000	30,953
U.S. Treasury 2.50% 2046	38,000	35,416
U.S. Treasury 2.875% 2046	3,593	3,618
U.S. Treasury 3.00% 2047	196,713	203,228
U.S. Treasury 3.00% 2047	106,625	110,215
		1,937,746
U.S. Treasury inflation-protected securities2.77%
U.S. Treasury Inflation-Protected Security 0.375% 202510	52,608	52,271
U.S. Treasury Inflation-Protected Security 2.00% 202610	37,264	41,789
U.S. Treasury Inflation-Protected Security 0.375% 202710	79,415	78,066

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Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal?amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.00% 204610	$30,957	$30,980
U.S. Treasury Inflation-Protected Security 0.875% 204710	90,148	87,605
		290,711
Total U.S. Treasury bonds & notes		2,228,457
Bonds & notes of governments & government agencies outside the U.S.6.66%
Brazil (Federative Republic of) Global 6.00% 2026	23,500	25,415
Dominican Republic 5.95% 20271	8,100	8,485
Germany (Federal Republic of) 0.10% 202610	€25,636	31,532
Hungary 4.00% 2019	$1,000	1,034
Japan, Series 19, 0.10% 202410	¥5,339,655	49,482
Japan, Series 20, 0.10% 202510	11,261,250	104,458
Kuwait (State of) 3.50% 20271	$15,800	16,170
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR49,000	11,428
Malaysia (Federation of), Series 0416, 3.62% 2021	42,750	9,930
Manitoba (Province of) 3.05% 2024	$5,050	5,196
Ontario (Province of) 3.20% 2024	9,000	9,350
Peru (Republic of) 4.125% 2027	9,540	10,422
Portuguese Republic 2.20% 2022	€20,000	23,893
Portuguese Republic 5.125% 2024	$94,400	96,524
Portuguese Republic 4.125% 2027	€20,000	24,967
Saudi Arabia (Kingdom of) 3.25% 20261	$5,000	4,963
Saudi Arabia (Kingdom of) 3.628% 20271	5,000	5,114
Turkey (Republic of) 5.625% 2021	20,800	22,094
Turkey (Republic of) 5.75% 2047	4,800	4,707
United Mexican States 3.60% 2025	12,000	12,174
United Mexican States 6.05% 2040	3,990	4,718
United Mexican States 5.55% 2045	4,030	4,529
United Mexican States 4.00% 204610	MXN143,843	8,634
United Mexican States 4.35% 2047	$5,000	4,709
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	172,114
United Mexican States, Series M, 5.75% 2026	527,500	27,163
		699,205
Asset-backed obligations3.59%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 20205	$15,895	15,899
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87% 20215	175	177
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 20225	5,970	6,006
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 20225	2,485	2,517
BlueMountain CLO Ltd., Series 2014-2A, Class AR, CLO, (3-month USD LIBOR + 0.93%) 2.225% 20261,2,5	8,280	8,282
Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48% 20205	8,401	8,403
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75% 20205	16,010	16,153
Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60% 20215	11,585	11,593
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20235	1,293	1,353
Chase Issuance Trust, Series 2016-A7, Class A, 1.06% 20195	24,050	24,035
Chase Issuance Trust, Series 2013-A7, Class A, (1-month USD-LIBOR + 0.43%) 1.589% 20202,5	9,565	9,604
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class B, 2.07% 20211,5	2,500	2,505
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, (1-month USD-LIBOR + 1.15%) 2.366% 20202,5	10,870	10,939
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 20201,5	7,100	7,189
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20221,5	5,700	5,698
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.509% 20202,5	7,980	7,996

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Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2015-DA, Class B, 2.59% 20191,5	$473	$474
Drive Auto Receivables Trust, Series 2017-AA, Class A3, 1.77% 20201,5	9,690	9,697
Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61% 20211,5	19,400	19,452
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 20211,5	5,624	5,656
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 20211,5	4,061	4,093
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20211,5	2,500	2,512
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 20211,5	3,500	3,534
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 20211,5	10,000	10,156
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 20225	12,000	12,038
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20221,5	9,760	9,836
Drivetime Auto Owner Trust, Series 2017-1A, Class B, 2.26% 20211,5	4,100	4,096
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20221,5	6,625	6,641
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 20221,5	2,650	2,667
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20221,5	12,175	12,200
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10% 20201,5	7,500	7,661
Exeter Automobile Receivables Trust, Series 2015-2A, Class C, 3.90% 20211,5	3,000	3,047
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 20211,5	1,000	1,032
Exeter Automobile Receivables Trust, Series 2014-1A, Class D, 5.53% 20211,5	3,500	3,592
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.75% 20215	1,620	1,610
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1, 1.95% 20215	5,500	5,509
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A1, 2.22% 20221,5	7,365	7,398
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 20191,5	11,000	10,967
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 20211,5	7,974	7,934
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 1.416% 20372,5	1,378	131
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 20195	1,179	1,180
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20205	1,620	1,621
Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26% 20205	2,750	2,756
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 20205	4,000	4,025
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 20215	1,060	1,065
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 20215	1,550	1,566
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 20215	805	809
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 20215	3,035	3,073
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20225	1,200	1,202
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20225	13,605	13,612
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20225	10,775	10,930
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 20331,5	3,140	3,147
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 20381,5	1,077	1,061
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20211,5	490	488
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20211,5	32,080	32,213
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 20211,5	2,000	2,016
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 20211,5	2,500	2,518
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20221,5	3,000	3,011
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 20251,5	406	406
		376,981
Municipals1.78% Illinois1.14%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	16,830	16,913
G.O. Bonds, Pension Funding Series 2003, 5.10% 20335	81,515	76,389
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	414
G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	984
G.O. Bonds, Series 2013-B, 4.11% 2022	750	710
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	1,991
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,339
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344

American Funds Insurance Series — Bond Fund — Page 116 of 173

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Bonds, notes & other debt instruments Municipals (continued) Illinois (continued)	Principal?amount (000)	Value (000)
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	$13,780	$14,156
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	258
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,000	2,037
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	2,986
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	750	751
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	400	414
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	375	387
		120,073
California0.38%
High-Speed Passenger Train G.O. Ref. Bonds, Series 2017-A, 2.367% 2022	3,875	3,897
Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 2.203% 2018	8,000	8,013
State of California, Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,205
State of California, Various Purpose G.O. Bonds, 7.35% 2039	3,260	4,793
State of California, Various Purpose G.O. Bonds, 7.60% 2040	10,000	15,576
State of California, Various Purpose G.O. Bonds, 7.625% 2040	2,900	4,433
		39,917
Florida0.15%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,334
Puerto Rico0.09%
State of Puerto Rico, Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, National insured, 0% 2041	36,750	8,902
New Jersey0.02%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY,4.447% 2020	2,500	2,568
		186,794
Federal agency bonds & notes0.12%
Fannie Mae 2.125% 2026	12,410	12,135
Total bonds, notes & other debt instruments (cost: $10,083,200,000)		10,159,708
Common stocks0.02% Information technology0.01%	Shares
Corporate Risk Holdings I, Inc.7,11	70,193	1,093
Corporate Risk Holdings Corp.7,11	355	—
		1,093
Consumer discretionary0.00%
Adelphia Recovery Trust, Series ACC-17,11	2,409,545	2
Miscellaneous0.01%
Other common stocks in initial period of acquisition		1,049
Total common stocks (cost: $1,644,000)		2,144

American Funds Insurance Series — Bond Fund — Page 117 of 173

unaudited

Rights & warrants0.00% Utilities0.00%	Shares	Value (000)
Vistra Energy Corp., rights1,7,8,11	62,508	$71
Total rights & warrants (cost: $100,000)		71
Short-term securities22.07%	Principal?amount (000)
Apple Inc. 1.10%–1.18% due 8/7/2017–10/2/20171	$105,000	104,788
Cisco Systems, Inc. 1.12% due 7/19/20171	25,000	24,986
Citibank, N.A. 1.29% due 9/29/2017	100,000	100,002
Federal Home Loan Bank 0.64%–1.05% due 7/5/2017–9/26/2017	1,178,600	1,177,176
Freddie Mac 0.83% due 8/7/2017	50,000	49,959
General Electric Co. 1.08% due 7/3/2017	43,500	43,496
Johnson & Johnson 1.07% due 8/31/20171	94,300	94,120
National Rural Utilities Cooperative Finance Corp. 1.15% due 8/2/2017	59,200	59,136
Private Export Funding Corp. 1.01% due 8/4/20171	25,000	24,971
Qualcomm Inc. 0.91% due 7/20/20171	18,900	18,888
U.S. Bank, N.A. 1.21% due 10/24/2017–10/25/2017	175,000	175,016
U.S. Treasury Bills 0.59%–1.07% due 7/13/2017–12/21/2017	447,000	445,424
Total short-term securities (cost: $2,317,806,000)		2,317,962
Total investment securities118.83% (cost: $12,402,750,000)		12,479,885
Other assets less liabilities (18.83)%		(1,977,186)
Net assets100.00%		$10,502,699

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount12 (000)	Value at 6/30/201713 (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
10 Year Euro-Bund Futures	Short	120	September 2017	$(12,000)	$(22,186)	$345
10 Year U.S. Treasury Note Futures	Long	2,174	September 2017	217,400	272,905	(1,303)
10 Year Ultra U.S. Treasury Note Futures	Short	45	September 2017	(4,500)	(6,066)	19
30 Year Ultra U.S. Treasury Bond Futures	Short	51	September 2017	(5,100)	(8,460)	28
5 Year U.S. Treasury Note Futures	Long	4,995	October 2017	499,500	588,591	(3,244)
2 Year U.S. Treasury Note Futures	Short	3,200	October 2017	(640,000)	(691,550)	547
						$(3,608)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD66,550	MXN1,220,000	Bank of America, N.A.	7/10/2017	$(561)
USD65,409	MXN1,200,000	JPMorgan Chase	7/10/2017	(602)
USD65,343	MXN1,200,000	JPMorgan Chase	7/11/2017	(656)

American Funds Insurance Series — Bond Fund — Page 118 of 173

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Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD31,168	JPY3,430,000	UBS AG	7/12/2017	$656
USD13,134	JPY1,445,000	Bank of America, N.A.	7/12/2017	280
USD54,738	EUR48,800	Citibank	7/17/2017	(1,051)
USD65,574	JPY7,300,000	HSBC Bank	7/24/2017	599
USD44,244	JPY4,925,000	JPMorgan Chase	7/24/2017	408
USD13,837	MXN252,000	Barclays Bank PLC	7/24/2017	9
USD18,708	EUR16,750	Citibank	7/28/2017	(453)
USD56,861	AUD75,000	JPMorgan Chase	8/4/2017	(756)
USD5,364	EUR4,750	JPMorgan Chase	9/7/2017	(81)
USD9,606	EUR8,500	JPMorgan Chase	9/7/2017	(138)
USD9,708	EUR8,600	JPMorgan Chase	9/7/2017	(151)
				$(2,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
1.35375%	U.S. EFFR	4/27/2019	$37,000	$(28)	$—	$(28)
1.669%	3-month USD-LIBOR	10/28/2019	112,000	46	—	46
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(2)	—	(2)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(258)	—	(258)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	(30)	—	(30)
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	(859)	—	(859)
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(411)	—	(411)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(2,354)	—	(2,354)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(61)	—	(61)
3-month USD-LIBOR	2.54%	10/3/2024	400	(11)	—	(11)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(841)	—	(841)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(4)	—	(4)
3-month USD-LIBOR	2.326%	10/22/2024	800	(11)	—	(11)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(19)	—	(19)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(59)	—	(59)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(522)	—	(522)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(17)	—	(17)
3-month USD-LIBOR	2.353%	12/8/2024	700	(11)	—	(11)
3-month USD-LIBOR	2.2845%	12/12/2024	330	(3)	—	(3)
3-month USD-LIBOR	1.8185%	1/20/2025	900	21	—	21
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	22	—	22
3-month USD-LIBOR	2.192%	3/18/2025	1,850	(6)	—	(6)
3-month USD-LIBOR	2.0475%	3/23/2025	450	3	—	3
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	(18)	—	(18)
3-month USD-LIBOR	2.339%	5/13/2025	375	(5)	—	(5)
3-month USD-LIBOR	2.351%	5/15/2025	590	(8)	—	(8)
3-month USD-LIBOR	2.287%	5/20/2025	500	(5)	—	(5)
3-month USD-LIBOR	2.227%	5/28/2025	260	(1)	—	(1)
3-month USD-LIBOR	2.2125%	5/29/2025	465	(2)	—	(2)
3-month USD-LIBOR	2.451%	6/5/2025	650	(14)	—	(14)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(56)	—	(56)

American Funds Insurance Series — Bond Fund — Page 119 of 173

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Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
3-month USD-LIBOR	2.455%	6/24/2025	$235	$(5)	$—	$(5)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(39)	—	(39)
3-month USD-LIBOR	2.397%	7/13/2025	900	(15)	—	(15)
3-month USD-LIBOR	2.535%	7/15/2025	800	(22)	—	(22)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(28)	—	(28)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	(11)	—	(11)
3-month USD-LIBOR	2.331%	7/30/2025	435	(5)	—	(5)
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	(14)	—	(14)
3-month USD-LIBOR	2.228%	9/4/2025	12,000	(46)	—	(46)
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(290)	—	(290)
3-month USD-LIBOR	1.6705%	3/4/2026	$248,000	10,597	—	10,597
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,107	—	1,107
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	51	—	51
3-month USD-LIBOR	1.595%	5/12/2026	8,500	430	—	430
3-month USD-LIBOR	1.592%	5/12/2026	4,000	203	—	203
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	203	—	203
2.913%	3-month USD-LIBOR	11/24/2034	10,000	655	—	655
2.844%	3-month USD-LIBOR	6/11/2035	3,250	181	—	181
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	180	—	180
2.773%	3-month USD-LIBOR	7/13/2035	500	23	—	23
2.589%	3-month USD-LIBOR	9/4/2035	3,100	53	—	53
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(108)	—	(108)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(101)	—	(101)
3-month USD-LIBOR	2.6695%	12/19/2044	200	(6)	—	(6)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(15)	—	(15)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(59)	—	(59)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(72)	—	(72)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,173	—	1,173
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(884)	—	(884)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	212	—	212
					$—	$7,824

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,375,344,000, which represented 13.10% of the net assets of the fund.
2	Coupon rate may change periodically.
3	Scheduled interest and/or principal payment was not received.
4	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $26,163,000, which represented .25% of the net assets of the fund.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
7	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,623,000, which represented .02% of the net assets of the fund.
8	Purchased on a TBA basis.
9	A portion of this security was pledged as collateral. The total value of pledged collateral was $28,506,000, which represented .27% of the net assets of the fund.
10	Index-linked bond whose principal amount moves with a government price index.
11	Security did not produce income during the last 12 months.
12	Notional amount is calculated based on the number of contracts and notional contract size.
13	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Bond Fund — Page 120 of 173

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Key to abbreviations and symbols
AUD = Australian dollars
EFFR = Federal Funds Effective Rate
EURIBOR = Euro Interbank Offered Rate
EUR/€ = Euros
JPY/¥ = Japanese yen
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Bond Fund — Page 121 of 173

Global Bond Fund

Investment portfolio

June 30, 2017

unaudited

Bonds, notes & other debt instruments87.58% Euros12.89%	Principal?amount (000)	Value (000)
Allianz SE, 4.75% 2049	€3,000	$3,953
Assicurazioni Generali SPA 7.75% 2042	1,500	2,125
Aviva PLC 6.125% 2043	3,000	4,118
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	3,700	4,443
Barclays Bank PLC 6.00% 2021	1,000	1,333
Barclays Bank PLC 6.625% 2022	1,070	1,516
Belgium (Kingdom of), Series 77, 1.00% 2026	12,900	15,210
BNP Paribas 2.875% 2026	3,425	4,151
BPCE SA group 4.625% 2023	1,200	1,620
CaixaBank, SA 5.00% 2023	2,300	2,780
Canada 3.50% 2020	2,500	3,135
Croatia (Republic of) 3.00% 2025	3,500	4,145
Croatia (Republic of) 3.00% 2027	3,850	4,466
Deutsche Telekom International Finance BV 7.50% 2033	200	388
French Republic O.A.T. 1.75% 2024	4,100	5,155
French Republic O.A.T. 1.85% 20271	8,756	12,413
French Republic O.A.T. 3.25% 2045	1,200	1,823
Germany (Federal Republic of) 0.10% 20231	1,423	1,727
Germany (Federal Republic of) 0.10% 20261	18,150	22,325
Germany (Federal Republic of) 0.50% 2026	13,000	15,087
Germany (Federal Republic of) 6.25% 2030	1,800	3,434
Germany (Federal Republic of) 4.75% 2040	200	399
Germany (Federal Republic of) 2.50% 2046	24,695	36,813
Greece (Hellenic Republic of) 3.00% 20232	150	160
Greece (Hellenic Republic of) 3.00% 20242	150	157
Greece (Hellenic Republic of) 3.00% 20252	150	155
Greece (Hellenic Republic of) 3.00% 20262	150	153
Greece (Hellenic Republic of) 3.00% 20272	150	151
Greece (Hellenic Republic of) 3.00% 20282	150	146
Greece (Hellenic Republic of) 3.00% 20292	150	142
Greece (Hellenic Republic of) 3.00% 20302	150	139
Greece (Hellenic Republic of) 3.00% 20312	150	136
Greece (Hellenic Republic of) 3.00% 20322	150	134
Greece (Hellenic Republic of) 3.00% 20332	150	132
Greece (Hellenic Republic of) 3.00% 20342	150	131
Greece (Hellenic Republic of) 3.00% 20352	150	129
Greece (Hellenic Republic of) 3.00% 20362	150	127
Greece (Hellenic Republic of) 3.00% 20372	150	126
Greece (Hellenic Republic of) 3.00% 20382	150	125
Greece (Hellenic Republic of) 3.00% 20392	150	125
Greece (Hellenic Republic of) 3.00% 20402	150	125
Greece (Hellenic Republic of) 3.00% 20412	150	125
Greece (Hellenic Republic of) 3.00% 20422	150	125
HSBC Holdings PLC 3.375% 2024	1,700	2,032
Hungary 6.00% 2019	1,200	1,496
Hungary 3.875% 2020	1,000	1,257

American Funds Insurance Series — Global Bond Fund — Page 122 of 173

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Bonds, notes & other debt instruments Euros (continued)	Principal?amount (000)	Value (000)
Imperial Tobacco Finance PLC 5.00% 2019	€2,800	$3,563
Intesa Sanpaolo SpA 6.625% 2023	3,610	5,069
Ireland (Republic of) 3.40% 2024	6,110	8,360
Ireland (Republic of) 2.40% 2030	5,365	6,958
Ireland (Republic of) 2.00% 2045	2,000	2,322
Italy (Republic of) 1.45% 2022	10,575	12,359
Italy (Republic of) 4.75% 2023	2,900	3,992
Italy (Republic of) 4.50% 2024	2,500	3,403
Lloyds Banking Group PLC 6.50% 2020	2,290	3,038
Merrill Lynch & Co., Inc. 4.625% 20183	4,625	5,573
NN Group NV, 4.625% 2044	2,335	2,951
NN Group NV, 4.50% 2049	3,470	4,203
Portuguese Government 2.875% 2026	4,200	4,832
Portuguese Republic 2.20% 2022	10,300	12,305
Portuguese Republic 4.125% 2027	32,040	39,996
Rabobank Nederland 3.875% 2023	2,950	3,900
Spain (Kingdom of) 3.80% 2024	6,150	8,379
Spain (Kingdom of) 1.30% 2026	13,400	15,174
Svenska Handelsbanken AB 2.656% 2024	2,170	2,564
		309,028
Japanese yen9.13%
Japan, Series 326, 0.70% 2022	¥1,935,000	17,908
Japan, Series 325, 0.80% 2022	505,000	4,688
Japan, Series 329, 0.80% 2023	1,145,000	10,692
Japan, Series 18, 0.10% 20241	4,704,210	43,384
Japan, Series 19, 0.10% 20241	2,672,325	24,764
Japan, Series 337, 0.30% 2024	790,000	7,182
Japan, Series 336, 0.50% 2024	800,000	7,379
Japan, Series 20, 0.10% 20251	670,670	6,221
Japan, Series 340, 0.40% 2025	435,000	3,986
Japan, Series 344, 0.10% 2026	1,355,000	12,095
Japan, Series 21, 0.10% 20261	974,600	9,058
Japan, Series 116, 2.20% 2030	1,735,000	19,271
Japan, Series 145, 1.70% 2033	2,005,000	21,481
Japan, Series 21, 2.30% 2035	720,000	8,409
Japan, Series 42, 1.70% 2044	2,045,000	22,240
		218,758
Polish zloty4.50%
Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	14,873
Poland (Republic of), Series 0420, 1.50% 2020	124,425	33,073
Poland (Republic of), Series 1020, 5.25% 2020	21,800	6,452
Poland (Republic of), Series 0421, 2.00% 2021	31,250	8,323
Poland (Republic of), Series 1021, 5.75% 2021	50,980	15,611
Poland (Republic of), Series 0922, 5.75% 2022	46,600	14,430
Poland (Republic of), Series 1023, 4.00% 2023	31,140	8,949
Poland (Republic of), Series 0725, 3.25% 2025	22,500	6,127
		107,838
Mexican pesos3.43%
United Mexican States 4.00% 20191	MXN40,276	2,257
United Mexican States 4.00% 20401	40,276	2,405
United Mexican States, Series M10, 7.75% 2017	45,000	2,490
United Mexican States, Series M, 8.00% 2020	92,500	5,291

American Funds Insurance Series — Global Bond Fund — Page 123 of 173

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Bonds, notes & other debt instruments Mexican pesos (continued)	Principal?amount (000)	Value (000)
United Mexican States, Series M, 6.50% 2021	MXN793,300	$43,585
United Mexican States, Series M20, 10.00% 2024	209,500	13,764
United Mexican States, Series M, 5.75% 2026	132,000	6,797
United Mexican States, Series M30, 10.00% 2036	35,000	2,513
United Mexican States, Series M30, 8.50% 2038	27,000	1,703
United Mexican States, Series M, 7.75% 2042	23,000	1,341
		82,146
Indian rupees2.44%
India (Republic of) 7.80% 2021	INR1,087,600	17,504
India (Republic of) 7.68% 2023	224,400	3,640
India (Republic of) 8.83% 2023	1,284,200	21,947
India (Republic of) 6.97% 2026	381,000	6,039
India (Republic of) 7.59% 2029	375,800	6,087
India (Republic of) 7.61% 2030	167,270	2,749
India (Republic of) 7.88% 2030	25,000	414
		58,380
Malaysian ringgits2.10%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR5,486	1,283
Malaysia (Federation of), Series 0203, 4.24% 2018	669	157
Malaysia (Federation of), Series 0515, 3.759% 2019	14,650	3,435
Malaysia (Federation of), Series 0315, 3.659% 2020	43,260	10,090
Malaysia (Federation of), Series 0314, 4.048% 2021	7,600	1,794
Malaysia (Federation of), Series 0215, 3.795% 2022	6,000	1,395
Malaysia (Federation of), Series 0117, 3.882% 2022	17,437	4,110
Malaysia (Federation of), Series 0116, 3.80% 2023	31,663	7,329
Malaysia (Federation of), Series 0115, 3.955% 2025	28,150	6,528
Malaysia (Federation of), Series 0316, 3.90% 2026	19,000	4,404
Malaysia (Federation of), Series 0310, 4.498% 2030	42,250	9,901
		50,426
British pounds1.76%
Aviva PLC, subordinated 6.875% 2058	£470	813
AXA SA, junior subordinated 5.453% 2049	300	430
Electricité de France SA 6.00% 2114	100	185
France Télécom 5.375% 2050	300	569
Lloyds Banking Group PLC 7.625% 2025	655	1,153
United Kingdom 2.25% 2023	3,550	5,022
United Kingdom 2.75% 2024	1,100	1,614
United Kingdom 1.50% 2026	8,690	11,623
United Kingdom 3.25% 2044	9,000	14,977
United Kingdom 3.50% 2045	3,290	5,752
		42,138
Norwegian kroner1.69%
Norway (Kingdom of) 3.75% 2021	NKr305,750	40,554
Australian dollars1.69%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$27,800	24,290
Australia (Commonwealth of), Series 128, 5.75% 2022	13,650	12,267

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Bonds, notes & other debt instruments Australian dollars (continued)	Principal?amount (000)	Value (000)
Australia (Commonwealth of), Series 138, 3.25% 2029	A$4,250	$3,433
Queensland Treasury Corp., Series 17, 6.00% 2017	500	388
		40,378
Colombian pesos1.22%
Colombia (Republic of), Series B, 7.00% 2022	COP35,100,000	12,099
Colombia (Republic of), Series B, 7.50% 2026	41,451,000	14,599
Colombia (Republic of), Series B, 6.00% 2028	8,306,600	2,612
		29,310
Danish kroner1.07%
Nykredit Realkredit AS, Series 01E, 2.00% 20374	DKr73,866	11,536
Nykredit Realkredit AS, Series 01E, 2.50% 20474	17,388	2,714
Realkredit Danmark AS, Series 22S, 2.00% 20374	72,595	11,343
		25,593
Turkish lira1.02%
Turkey (Republic of) 10.50% 2020	TRY13,200	3,746
Turkey (Republic of) 9.20% 2021	47,700	12,995
Turkey (Republic of) 11.00% 2022	26,500	7,690
		24,431
Israeli shekels0.82%
Israel (State of) 2.00% 2027	ILS28,300	8,055
Israel (State of) 5.50% 2042	29,300	11,699
		19,754
Chilean pesos0.82%
Chile (Banco Central de) 4.50% 2021	CLP12,705,000	19,736
Canadian dollars0.61%
Canada 2.25% 2025	C$18,050	14,534
Thai baht0.53%
Thailand (Kingdom of) 1.875% 2022	THB258,200	7,554
Thailand (Kingdom of) 3.85% 2025	65,000	2,114
Thailand (Kingdom of) 2.125% 2026	110,000	3,121
		12,789
Hungarian forints0.53%
Hungary, Series C, 2.00% 2019	HUF1,910,600	7,351
Hungary, Series A, 6.50% 2019	450,000	1,871
Hungary, Series B, 5.50% 2025	785,000	3,491
		12,713
South African rand0.38%
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR59,030	4,427
South Africa (Republic of), Series R-214, 6.50% 2041	86,850	4,640
		9,067

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Bonds, notes & other debt instruments Brazilian reais0.23%	Principal?amount (000)	Value (000)
Brazil (Federative Republic of) 0% 2020	BRL15,000	$3,613
Brazil (Federative Republic of) 0% 2020	8,000	1,831
		5,444
Argentine pesos0.22%
Argentine Republic 2.50% 20211	ARS63,087	3,613
Argentine Republic 18.20% 2021	26,820	1,716
		5,329
Philippine pesos0.13%
Philippines (Republic of the) 3.90% 2022	PHP155,000	3,064
Swedish kronor0.10%
Sweden (Kingdom of), Series 1057, 1.50% 2023	SKr18,000	2,306
Uruguayan pesos0.06%
Uruguay (Oriental Republic of) 9.875% 2022	UYU39,480	1,431
U.S. dollars40.21%
Abbott Laboratories 2.35% 2019	$550	554
Abbott Laboratories 2.90% 2021	420	424
Abbott Laboratories 3.40% 2023	195	200
AbbVie Inc. 1.80% 2018	600	601
AbbVie Inc. 2.50% 2020	3,155	3,193
AbbVie Inc. 2.90% 2022	1,170	1,182
AbbVie Inc. 3.20% 2022	200	205
AbbVie Inc. 3.60% 2025	1,470	1,502
AbbVie Inc. 3.20% 2026	2,007	1,987
AbbVie Inc. 4.50% 2035	410	434
ACE INA Holdings Inc. 2.30% 2020	180	181
ACE INA Holdings Inc. 2.875% 2022	365	372
ACE INA Holdings Inc. 3.35% 2026	365	374
ACE INA Holdings Inc. 4.35% 2045	665	732
AES Corp. 5.50% 2025	650	683
AES Corp. 6.00% 2026	400	430
Aetna Inc. 1.70% 2018	320	320
Aetna Inc. 2.80% 2023	340	340
Aleris International, Inc. 7.875% 2020	201	190
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	181
Allergan PLC 2.35% 2018	1,750	1,758
Allergan PLC 3.00% 2020	2,820	2,883
Allergan PLC 3.45% 2022	850	877
Allergan PLC 3.80% 2025	4,825	4,999
Allergan PLC 4.55% 2035	1,780	1,907
Allergan PLC 4.75% 2045	514	558
Allison Transmission Holdings, Inc. 5.00% 20243	400	411
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.459% 20255,6	1,000	1,021
Altria Group, Inc. 2.625% 2020	1,800	1,828
Altria Group, Inc. 4.50% 2043	350	374
American Axle & Manufacturing Holdings, Inc. 6.50% 20273	450	439
American Campus Communities, Inc. 3.75% 2023	2,485	2,560
American Campus Communities, Inc. 4.125% 2024	1,195	1,251

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
American Electric Power Co., Inc. 1.65% 2017	$815	$815
American Electric Power Co., Inc. 2.75% 2026	1,050	1,009
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.589% 20215,6,7	884	99
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.339% 20205,6,7	1,190	765
American Energy (Permian Basin) 7.125% 20203	1,295	1,075
American Energy (Permian Basin) 7.375% 20213	340	282
Amgen Inc. 1.85% 2021	420	411
Amgen Inc. 2.25% 2023	4,400	4,271
Anheuser-Busch InBev NV 3.75% 2022	775	818
Anheuser-Busch InBev NV 3.30% 2023	1,105	1,139
Anheuser-Busch InBev NV 4.95% 2042	1,230	1,395
Anheuser-Busch InBev NV 4.90% 2046	440	499
Apple Inc. 2.50% 2022	1,200	1,211
Apple Inc. 3.35% 2027	1,075	1,102
ArcelorMittal 7.50% 2041	1,095	1,213
Argentine Republic 6.875% 2021	3,575	3,840
Argentine Republic 7.50% 2026	2,200	2,370
Argentine Republic 7.625% 2046	1,900	1,950
Associated Materials, LLC 9.00% 20243	1,325	1,418
AT&T Inc. 1.40% 2017	300	300
AT&T Inc. 2.45% 2020	1,365	1,373
AT&T Inc. 2.80% 2021	3,280	3,317
AT&T Inc. 3.00% 2022	2,200	2,206
AT&T Inc. 4.25% 2027	4,655	4,822
Autoridad del Canal de Panama 4.95% 20353,4	1,000	1,095
Avis Budget Group, Inc. 5.50% 2023	125	125
AXA SA 8.60% 2030	220	311
Ball Corp. 4.375% 2020	300	316
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 6.158% 20514,6	313	313
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.466% 20514,6	368	372
Banco Nacional de Comercio Exterior SNC 3.80% 20263	880	880
Banco Santander, SA 3.70% 20223	4,475	4,537
Bank of America Corp. 2.625% 2020	1,550	1,567
Bank of America Corp. 3.875% 2025	1,190	1,232
Barclays Bank PLC 3.65% 2025	1,100	1,099
Baxalta Inc. 4.00% 2025	1,580	1,651
Bayer AG 3.375% 20243	840	861
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 20504,6	168	169
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 20504,6	690	698
Becton, Dickinson and Co. 2.675% 2019	619	627
Becton, Dickinson and Co. 2.894% 2022	1,260	1,263
Becton, Dickinson and Co. 3.70% 2027	1,430	1,435
Bermuda 4.854% 20243	1,050	1,140
Blackstone CQP Holdco LP, 6.50% 20213,8	4,000	4,022
BMC Software, Inc. 8.125% 20213	1,000	1,040
Bohai Financial Investment Holding Co., Ltd. 5.50% 20243	375	393
BPCE SA group 5.70% 20233	5,295	5,902
Brandywine Operating Partnership, LP 3.95% 2023	190	191
British American Tobacco International Finance PLC 2.75% 20203	530	537
British American Tobacco International Finance PLC 3.50% 20223	385	397
Cablevision Systems Corp. 6.75% 2021	1,125	1,249
Calpine Corp. 5.375% 2023	230	225
Calpine Corp. 5.25% 20263	255	251
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20263	775	831
Celgene Corp. 3.875% 2025	1,550	1,622

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Centene Corp. 4.75% 2022	$1,590	$1,668
Centene Corp. 4.75% 2025	225	232
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20234	345	361
CenturyLink, Inc. 6.75% 2023	200	216
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20203	588	601
CF Industries, Inc. 4.50% 20263	340	350
CF Industries, Inc. 4.95% 2043	845	729
Chemours Co. 6.625% 2023	680	722
Chemours Co. 7.00% 2025	420	460
Cheniere Energy, Inc. 5.125% 20273	400	410
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.408% 20196	300	295
Chesapeake Energy Corp. 4.875% 2022	1,400	1,309
Chesapeake Energy Corp. 8.00% 20253	550	547
Chesapeake Energy Corp. 8.00% 20273	125	123
Chevron Corp. 2.954% 2026	1,175	1,168
Chile (Republic of) 3.86% 2047	750	753
CIT Group Inc. 3.875% 2019	1,975	2,029
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 20474	77	77
Citigroup Inc. 1.70% 2018	375	375
Citigroup Inc. 2.50% 2018	200	201
Citigroup Inc. 2.55% 2019	2,800	2,828
Citigroup Inc. 2.35% 2021	1,500	1,488
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,700	1,698
Cliffs Natural Resources Inc. 8.25% 20203	2,000	2,190
Cliffs Natural Resources Inc. 5.75% 20253	825	782
CMS Energy Corp. 8.75% 2019	258	290
CMS Energy Corp. 5.05% 2022	392	432
CMS Energy Corp. 3.875% 2024	100	105
CMS Energy Corp. 4.70% 2043	412	440
CMS Energy Corp. 4.875% 2044	709	794
Columbia Pipeline Partners LP 2.45% 2018	620	623
Columbia Pipeline Partners LP 3.30% 2020	85	87
Comision Federal de Electricidad 4.75% 20273	675	696
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 20474	686	685
Communications Sales & Leasing, Inc. 6.00% 20233	650	678
Communications Sales & Leasing, Inc. 8.25% 2023	450	466
Community Health Systems Inc. 5.125% 2021	340	346
Community Health Systems Inc. 6.25% 2023	225	233
Concordia Healthcare Corp, Term Loan B, (3-month USD-LIBOR + 4.25%) 5.501% 20215,6	1,039	781
Concordia Healthcare Corp. 9.50% 20223	405	71
Concordia Healthcare Corp. 7.00% 20233	1,090	164
ConocoPhillips 5.95% 2046	265	333
CONSOL Energy Inc. 5.875% 2022	2,325	2,296
Consumers Energy Co. 3.375% 2023	345	361
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	15	16
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20224	23	24
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20224	57	63
Convey Park Energy LLC 7.50% 20253	175	175
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20343,4	1,460	1,500
Corporate Risk Holdings LLC 9.50% 20193	1,353	1,441
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)3,9,10	182	195
Crédit Agricole SA 4.375% 20253	1,100	1,142
Croatian Government 6.375% 2021	2,000	2,225
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 20404,6	300	300
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.48% 20205,6	1,000	809

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
CVS Health Corp. 1.90% 2018	$430	$431
CVS Health Corp. 2.80% 2020	430	438
CVS Health Corp. 3.50% 2022	430	446
CyrusOne Inc., 5.00% 20243	100	103
DaimlerChrysler North America Holding Corp. 2.25% 20203	2,000	2,003
DaimlerChrysler North America Holding Corp. 2.00% 20213	2,100	2,065
DaimlerChrysler North America Holding Corp. 2.875% 20213	2,275	2,309
DaVita HealthCare Partners Inc. 5.00% 2025	480	482
DCP Midstream Operating LP 4.95% 2022	440	449
DDR Corp. 3.625% 2025	380	362
Deutsche Telekom International Finance BV 1.95% 20213	575	561
Deutsche Telekom International Finance BV 2.82% 20223	1,675	1,686
Deutsche Telekom International Finance BV 3.60% 20273	2,343	2,389
Deutsche Telekom International Finance BV 9.25% 2032	2,450	3,872
Developers Diversified Realty Corp. 4.75% 2018	940	959
Devon Energy Corp. 3.25% 2022	170	169
Diamond Offshore Drilling, Inc. 4.875% 2043	675	439
Digicel Group Ltd. 8.25% 20203	800	751
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.509% 20204,6	4,185	4,193
DJO Finance LLC 10.75% 2020	300	256
DJO Finance LLC 8.125% 20213	600	561
Dominican Republic 7.50% 20213,4	2,000	2,215
Dominican Republic 5.50% 20253	1,375	1,427
Dominican Republic 8.625% 20273,4	225	269
Duke Energy Corp. 3.75% 2024	550	575
Duke Energy Corp. 2.65% 2026	2,695	2,565
Duke Energy Florida, LLC 3.20% 2027	805	816
Dynegy Finance Inc. 6.75% 2019	325	337
EchoStar Corp. 6.625% 2026	725	781
Egypt (Arab Republic of) 7.50% 20273	2,200	2,341
Electricité de France SA 6.95% 20393	625	833
EMD Finance LLC 2.40% 20203	1,485	1,495
EMD Finance LLC 2.95% 20223	225	229
EMD Finance LLC 3.25% 20253	2,450	2,463
Enbridge Energy Partners, LP 9.875% 2019	750	839
Enbridge Energy Partners, LP 4.375% 2020	480	506
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,629
Enbridge Energy Partners, LP 5.875% 2025	365	417
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	849
Enbridge Inc. 4.00% 2023	600	631
Enbridge Inc. 4.25% 2026	655	685
Enbridge Inc. 3.70% 2027	754	755
Endo Pharmaceuticals Holdings Inc. 5.75% 20223	615	556
Enel Finance International SA 3.625% 20273	2,375	2,357
Energy Transfer Partners, LP 5.875% 2024	600	639
Energy Transfer Partners, LP 4.20% 2027	260	259
Energy Transfer Partners, LP 5.50% 2027	600	624
Enersis Américas SA 4.00% 2026	1,960	1,984
Ensco PLC 5.75% 2044	930	618
Equinix, Inc. 5.375% 2027	265	283
Essex Portfolio L.P. 3.50% 2025	2,835	2,839
Essex Portfolio L.P. 3.375% 2026	2,385	2,344
Euramax International, Inc. 12.00% 20203	650	712
European Investment Bank 2.25% 2022	3,567	3,587

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Exelon Corp. 3.497% 2022	$525	$539
Exelon Corp. 3.40% 2026	1,465	1,463
Exxon Mobil Corp. 2.222% 2021	570	574
Fannie Mae 3.50% 20424	869	897
Fannie Mae 3.50% 20424	423	437
Fannie Mae 3.50% 20424	310	320
Fannie Mae 4.00% 20474,11	9,300	9,758
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 20224	2,000	1,965
First Data Corp. 5.375% 20233	375	393
First Data Corp. 5.00% 20243	225	232
First Quantum Minerals Ltd. 7.00% 20213	1,756	1,809
First Quantum Minerals Ltd. 7.50% 20253	1,250	1,228
FirstEnergy Corp. 3.90% 2027	4,010	4,019
FirstEnergy Corp. 4.85% 2047	380	387
FMG Resources 9.75% 20223	990	1,132
Ford Motor Credit Co. 2.375% 2019	2,550	2,563
Ford Motor Credit Co. 2.597% 2019	2,020	2,035
Ford Motor Credit Co. 3.20% 2021	3,170	3,220
Ford Motor Credit Co. 3.339% 2022	620	630
France Télécom 9.00% 2031	1,824	2,765
Freddie Mac, Series 3213, Class OG, principal only, 0% 20364	16	14
Freddie Mac, Series 3292, Class BO, principal only, 0% 20374	54	47
Freeport-McMoRan Inc. 3.55% 2022	800	754
Frontier Communications Corp. 11.00% 2025	1,250	1,166
Genesis Energy, LP 6.75% 2022	425	428
Georgia Gulf Corp. 4.625% 2021	625	650
Gogo Inc. 12.50% 20223	1,250	1,427
Goldman Sachs Group, Inc. 2.00% 2019	850	850
Goldman Sachs Group, Inc. 2.55% 2019	1,530	1,548
Goldman Sachs Group, Inc. 2.875% 2021	3,702	3,745
Goldman Sachs Group, Inc. 3.50% 2025	5,970	6,041
Goldman Sachs Group, Inc. 3.75% 2026	580	592
Goldman Sachs Group, Inc. 4.75% 2045	1,805	2,005
Government National Mortgage Assn. 4.50% 20454	4,105	4,366
Government National Mortgage Assn. 4.50% 20454	1,145	1,218
Government National Mortgage Assn. 4.00% 20474,11	7,241	7,609
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 20494	161	161
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 20494,6	1,510	1,516
Halliburton Co. 3.80% 2025	2,220	2,279
Hardwoods Acquisition Inc 7.50% 20213	425	381
Harris Corp. 1.999% 2018	700	701
Harris Corp. 2.70% 2020	155	156
HCA Inc. 5.25% 2026	250	270
Healthsouth Corp. 5.75% 2025	470	497
Hertz Global Holdings Inc. 7.625% 20223	620	620
Holcim Ltd. 5.15% 20233	1,290	1,424
Hospitality Properties Trust 6.70% 2018	680	683
HSBC Bank PLC 1.50% 20183	200	200
HSBC Holdings PLC 4.00% 2022	305	322
HSBC Holdings PLC 3.90% 2026	4,200	4,341
HSBC Holdings PLC 4.30% 2026	2,180	2,323
Humana Inc. 3.85% 2024	1,000	1,041
Humana Inc. 4.95% 2044	1,000	1,129
Hungary 4.00% 2019	4,100	4,240
Hungary 6.25% 2020	810	887

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Hungary 5.375% 2023	$460	$513
Hungary 5.375% 2024	2,700	3,044
Huntsman Corp. 5.75% 20253	50	51
Huntsman International LLC 4.875% 2020	600	633
Husky Energy Inc. 7.25% 2019	250	278
Hyundai Capital America 2.55% 20203	2,580	2,575
Hyundai Capital Services Inc. 2.625% 20203	500	498
Icahn Enterprises Finance Corp. 6.25% 2022	275	287
iHeartCommunications, Inc. 9.00% 2019	1,515	1,195
Imperial Tobacco Finance PLC 3.50% 20233	2,000	2,049
Indonesia (Republic of) 4.875% 2021	2,600	2,799
Indonesia (Republic of) 3.70% 20223	1,850	1,906
Indonesia (Republic of) 3.75% 2022	4,150	4,271
Indonesia (Republic of) 4.125% 2025	1,200	1,240
Indonesia (Republic of) 4.75% 2026	3,500	3,765
Inmarsat PLC 4.875% 20223	1,075	1,096
Inmarsat PLC 6.50% 20243	475	508
International Paper Co. 7.30% 2039	600	815
Intesa Sanpaolo SpA 5.017% 20243	2,510	2,549
iStar Financial Inc. 4.00% 2017	400	400
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716% 20514	1,054	1,060
Jordan (Hashemite Kingdom of) 5.75% 20273	1,035	1,032
JPMorgan Chase & Co. 2.55% 2021	6,039	6,071
JPMorgan Chase & Co. 3.25% 2022	1,000	1,025
JPMorgan Chase & Co. 2.70% 2023	1,950	1,930
Jupiter Resources Inc. 8.50% 20223	350	264
KfW 2.125% 2022	3,955	3,964
Kimco Realty Corp. 6.875% 2019	1,250	1,377
Kimco Realty Corp. 3.40% 2022	175	179
Kimco Realty Corp. 2.70% 2024	695	664
Kinder Morgan Energy Partners, LP 3.50% 2021	175	179
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,266
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,617
Kinder Morgan Energy Partners, LP 4.15% 2024	1,700	1,748
Kinder Morgan Energy Partners, LP 5.50% 2044	4,225	4,382
Kinder Morgan, Inc. 4.30% 2025	1,085	1,130
Kinetic Concepts, Inc. 12.50% 20213	650	734
Korea Housing Finance Corp. 2.50% 20203	2,250	2,253
Korea Housing Finance Corp. 2.00% 20213	2,525	2,450
Kraft Heinz Co. 4.375% 2046	825	807
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 20245,6	425	441
Kuwait (State of) 2.75% 20223	3,550	3,567
Laboratory Corporation of America Holdings 3.60% 2025	875	890
Latvia (Republic of) 2.75% 2020	900	912
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.414% 20454,6	615	623
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)5,6,10	4,183	4,025
Lima Metro Line Finance Ltd. 5.875% 20343,4	2,000	2,140
Limited Brands, Inc. 6.875% 2035	575	558
Lithuania (Republic of) 7.375% 2020	2,475	2,804
Lithuania (Republic of) 6.125% 20213	450	509
Lithuania (Republic of) 6.625% 20223	200	236
Lockheed Martin Corp. 2.50% 2020	205	208
Lockheed Martin Corp. 3.10% 2023	170	174
Lockheed Martin Corp. 3.55% 2026	270	280
LSC Communications, Inc. 8.75% 20233	300	314

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Mallinckrodt PLC 4.875% 20203	$585	$573
McDonald’s Corp. 3.70% 2026	650	674
McDonald’s Corp. 4.875% 2045	430	482
Medtronic, Inc. 3.50% 2025	3,500	3,646
Meritage Homes Corp. 5.125% 20273	300	301
Microsoft Corp. 2.40% 2026	1,730	1,667
Microsoft Corp. 3.30% 2027	2,510	2,584
MidAmerican Energy Co. 4.40% 2044	240	263
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.076% 20494,6	15	15
Molina Healthcare, Inc. 5.375% 2022	960	1,021
Morgan Stanley 2.125% 2018	775	778
Morgan Stanley 3.125% 2026	1,421	1,383
Morgan Stanley 3.875% 2026	1,580	1,629
Morocco (Kingdom of) 5.50% 2042	3,100	3,446
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	550	612
Navient Corp. 4.875% 2019	890	928
Navient Corp. 6.50% 2022	125	133
Navient Corp. 5.50% 2023	770	785
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20213	200	170
Needle Merger Sub Corp. 8.125% 20193	396	396
Newell Rubbermaid Inc. 3.85% 2023	580	610
Newell Rubbermaid Inc. 4.20% 2026	4,760	5,060
Newell Rubbermaid Inc. 5.50% 2046	495	598
NGL Energy Partners LP 6.875% 2021	950	948
NGL Energy Partners LP 6.125% 20253	350	322
Niagara Mohawk Power Corp. 3.508% 20243	180	186
Niagara Mohawk Power Corp. 4.278% 20343	300	318
Noble Corp. PLC 7.70% 2025	250	193
Noble Corp. PLC 8.70% 2045	650	468
Novelis Corp. 5.875% 20263	325	336
NRG Energy, Inc. 6.25% 2022	805	830
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20223,4	1,075	368
Pacific Gas and Electric Co. 3.25% 2023	580	599
Pacific Gas and Electric Co. 3.85% 2023	300	319
Pacific Gas and Electric Co. 2.95% 2026	590	587
Pacific Gas and Electric Co. 3.75% 2042	630	619
Pacific Gas and Electric Co. 4.25% 2046	1,900	2,029
PacifiCorp. 3.35% 2025	1,015	1,037
Pakistan (Islamic Republic of) 5.50% 20213	3,535	3,690
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,551
Peabody Energy Corp. 6.00% 20223	100	100
Peabody Energy Corp. 6.375% 20253	100	99
Pernod Ricard SA 4.45% 20223	1,885	2,023
Peru (Republic of) 5.625% 2050	280	340
Petrobras Global Finance Co. 6.125% 2022	1,935	2,003
Petrobras Global Finance Co. 6.85% 2115	2,000	1,775
Petróleos Mexicanos 3.50% 2018	3,135	3,181
Petróleos Mexicanos 5.625% 2046	1,000	890
Petsmart, Inc. 5.875% 20253	375	363
Petsmart, Inc. 8.875% 20253	720	667
PG&E Corp. 2.40% 2019	555	558
Philip Morris International Inc. 2.00% 2020	950	952
Philip Morris International Inc. 2.625% 2022	280	282
Philip Morris International Inc. 4.25% 2044	475	491
Phillips 66 Partners LP 4.68% 2045	110	106

American Funds Insurance Series — Global Bond Fund — Page 132 of 173

unaudited

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Ply Gem Industries, Inc. 6.50% 2022	$1,100	$1,153
PNC Bank 2.40% 2019	1,225	1,237
PNC Bank 2.30% 2020	865	870
PNC Bank 2.60% 2020	275	279
Progress Energy, Inc. 7.05% 2019	910	986
Progress Energy, Inc. 7.75% 2031	550	775
Prologis, Inc. 4.25% 2023	2,075	2,243
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,568
Puget Energy, Inc. 6.50% 2020	335	375
Puget Energy, Inc. 6.00% 2021	1,023	1,150
Puget Energy, Inc. 5.625% 2022	480	537
QGOG Constellation SA 6.25% 20193	2,150	1,553
Qorvo, Inc. 7.00% 2025	375	427
Quebec (Province of) 2.375% 2022	1,748	1,757
Quintiles Transnational Corp. 4.875% 20233	400	411
R.R. Donnelley & Sons Co. 7.875% 2021	300	326
R.R. Donnelley & Sons Co. 6.50% 2023	625	627
Rabobank Nederland 4.625% 2023	3,795	4,095
Rayonier Advanced Materials Inc. 5.50% 20243	350	342
RCI Banque 3.50% 20183	1,500	1,518
Reynolds American Inc. 2.30% 2018	230	231
Reynolds American Inc. 3.25% 2020	640	659
Reynolds American Inc. 4.00% 2022	455	483
Reynolds American Inc. 4.45% 2025	2,575	2,769
Reynolds American Inc. 5.70% 2035	50	59
Reynolds American Inc. 5.85% 2045	420	517
Reynolds Group Inc. 5.75% 2020	415	425
Roche Holdings, Inc. 2.875% 20213	1,250	1,279
Roche Holdings, Inc. 3.35% 20243	1,900	1,963
Roche Holdings, Inc. 2.375% 20273	725	689
Royal Dutch Shell PLC 1.375% 2019	2,000	1,986
Royal Dutch Shell PLC 1.75% 2021	1,740	1,708
Ryerson Inc. 11.00% 20223	950	1,077
Saudi Arabia (Kingdom of) 2.894% 20223	1,900	1,905
Saudi Arabia (Kingdom of) 3.628% 20273	1,900	1,943
Scentre Group 3.50% 20253	600	603
Scentre Group 3.75% 20273	300	303
Schlumberger BV 4.00% 20253	1,460	1,533
Scientific Games Corp. 7.00% 20223	325	347
Shire PLC 1.90% 2019	2,000	1,992
Shire PLC 2.40% 2021	4,350	4,303
Shire PLC 2.875% 2023	445	442
Shire PLC 3.20% 2026	405	397
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,518
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 20203	150	151
Sirius XM Radio Inc 3.875% 20223	200	203
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,269
Skandinaviska Enskilda Banken AB 2.80% 2022	5,100	5,160
Slovenia (Republic of) 4.75% 20183	1,010	1,037
SM Energy Co. 6.50% 2021	375	367
SM Energy Co. 5.625% 2025	450	408
SoftBank Group Corp. 4.50% 20203	1,100	1,146
Solera Holdings, Inc. 10.50% 20243	300	346
Sotheby’s Holdings, Inc. 5.25% 20223	300	308
Southwestern Energy Co. 4.10% 2022	1,240	1,162

American Funds Insurance Series — Global Bond Fund — Page 133 of 173

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
Starwood Property Trust, Inc. 5.00% 20213	$350	$365
State Grid Overseas Investment Ltd. 3.50% 20273	5,600	5,614
Statoil ASA 3.70% 2024	1,950	2,050
Statoil ASA 4.25% 2041	1,000	1,028
Sunoco LP 6.25% 2021	630	660
Sweden (Kingdom of) 1.125% 20193	3,000	2,971
Symantec Corp 5.00% 20253	200	210
Talen Energy Corp. 4.625% 20193	315	308
Targa Resources Partners LP 4.125% 2019	1,150	1,169
Targa Resources Partners LP 6.75% 2024	390	421
Teco Finance, Inc. 5.15% 2020	75	80
Teekay Corp. 8.50% 2020	2,075	1,901
Tenet Healthcare Corp. 4.625% 20243	244	245
Tenet Healthcare Corp. 4.625% 20243	177	178
Tenet Healthcare Corp., First Lien, 4.75% 2020	175	182
Tenet Healthcare Corp., First Lien, 6.00% 2020	100	107
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,925	1,966
Tennessee Valley Authority 5.88% 2036	500	691
Tennessee Valley Authority 5.25% 2039	1,300	1,714
Tesoro Logistics LP 5.50% 2019	520	551
Tesoro Logistics LP 5.25% 2025	300	316
Teva Pharmaceutical Finance Company BV 1.40% 2018	380	379
Teva Pharmaceutical Finance Company BV 2.20% 2021	270	265
Teva Pharmaceutical Finance Company BV 2.80% 2023	135	131
Teva Pharmaceutical Finance Company BV 3.15% 2026	145	138
Teva Pharmaceutical Finance Company BV 4.10% 2046	140	130
Thermo Fisher Scientific Inc. 2.40% 2019	390	393
TI Automotive Ltd. 8.75% 20233	350	372
Total Capital International 2.875% 2022	315	321
Transocean Inc. 9.00% 20233	275	287
Trilogy International Partners, LLC 8.875% 20223	1,050	1,096
Turkey (Republic of) 6.25% 2022	1,880	2,047
Turkey (Republic of) 6.75% 2040	210	235
U.S. Treasury 1.125% 2019	11,525	11,483
U.S. Treasury 1.625% 2019	825	829
U.S. Treasury 1.25% 2020	5,200	5,168
U.S. Treasury 1.375% 2020	5,900	5,859
U.S. Treasury 1.375% 2020	3,450	3,434
U.S. Treasury 1.50% 2020	5,350	5,342
U.S. Treasury 1.625% 2020	2,500	2,503
U.S. Treasury 1.625% 2020	540	541
U.S. Treasury 1.75% 2020	10,300	10,329
U.S. Treasury 1.125% 202112	43,160	42,282
U.S. Treasury 1.375% 2021	5,000	4,931
U.S. Treasury 1.75% 2021	6,000	5,985
U.S. Treasury 2.00% 2021	6,950	7,012
U.S. Treasury 2.25% 2025	15,750	15,757
U.S. Treasury 2.00% 2026	55,335	53,973
U.S. Treasury 2.25% 2027	4,000	3,983
U.S. Treasury 3.00% 2045	7,050	7,274
U.S. Treasury 2.25% 2046	13,950	12,302
U.S. Treasury 2.875% 2046	15,925	16,038
U.S. Treasury 3.00% 2047	16,225	16,771
U.S. Treasury Inflation-Protected Security 0.125% 20221	40,717	40,538
U.S. Treasury Inflation-Protected Security 0.125% 20241	7,002	6,883

American Funds Insurance Series — Global Bond Fund — Page 134 of 173

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal?amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.625% 20241	$32,720	$33,214
U.S. Treasury Inflation-Protected Security 0.25% 20251	11,458	11,267
U.S. Treasury Inflation-Protected Security 0.375% 20251	5,671	5,634
U.S. Treasury Inflation-Protected Security 2.375% 20251	1,492	1,701
U.S. Treasury Inflation-Protected Security 0.625% 20261	9,981	10,053
U.S. Treasury Inflation-Protected Security 0.375% 20271	1,822	1,791
U.S. Treasury Inflation-Protected Security 0.75% 20421	676	645
U.S. Treasury Inflation-Protected Security 0.625% 20431	1,276	1,177
U.S. Treasury Inflation-Protected Security 1.375% 20441	6,127	6,679
U.S. Treasury Inflation-Protected Security 0.75% 20451	696	654
U.S. Treasury Inflation-Protected Security 1.00% 20461	24,353	24,371
Ultra Petroleum Corp. 6.875% 20223	350	348
Ultra Petroleum Corp. 7.125% 20253	150	148
UniCredit SPA 3.75% 20223	1,750	1,794
UniCredit SPA 4.625% 20273	1,350	1,427
Unisys Corp. 10.75% 20223	425	467
United Mexican States 4.75% 2044	3,200	3,211
UnitedHealth Group Inc. 2.70% 2020	520	532
UnitedHealth Group Inc. 3.75% 2025	485	511
Vale Overseas Ltd. 6.25% 2026	1,310	1,416
State of California, Various Purpose G.O. Bonds, 7.60% 2040	4,210	6,558
State of California, Various Purpose G.O. Bonds, 7.625% 20404	285	436
Verizon Communications Inc. 4.272% 2036	713	691
Verizon Communications Inc. 4.125% 2046	1,814	1,623
Virgin Australia Holdings Ltd. 8.50% 20193	325	343
Volkswagen Group of America Finance, LLC 2.45% 20193	545	548
VPI Escrow Corp. 6.375% 20203	2,300	2,240
VRX Escrow Corp. 6.125% 20253	1,375	1,169
WEA Finance LLC 1.75% 20173	655	655
WEA Finance LLC 2.70% 20193	1,500	1,513
WEA Finance LLC 3.25% 20203	3,030	3,086
WEA Finance LLC 3.75% 20243	535	543
Weatherford International PLC 8.25% 2023	875	877
Weatherford International PLC 6.50% 2036	650	556
Weatherford International PLC 6.75% 2040	1,280	1,107
WellPoint, Inc. 2.30% 2018	585	588
Western Gas Partners LP 4.00% 2022	1,500	1,539
Western Gas Partners LP 3.95% 2025	2,900	2,886
Westfield Corp. Ltd. 3.15% 20223	245	247
Williams Companies, Inc. 3.70% 2023	700	693
Williams Partners LP 4.125% 2020	375	392
Williams Partners LP 5.25% 2020	225	242
Williams Partners LP 4.50% 2023	760	812
Williams Partners LP 4.30% 2024	1,380	1,438
Wind Acquisition SA 7.375% 20213	1,800	1,873
Windstream Holdings, Inc. 7.75% 2021	1,675	1,583
WM. Wrigley Jr. Co 3.375% 20203	515	532
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20233	643	650
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20253	400	422
Wynn Macau, Ltd. 5.25% 20213	1,150	1,182
Ziggo Bond Finance BV 5.50% 20273	1,200	1,228
Zimmer Holdings, Inc. 3.15% 2022	790	803
		963,784
Total bonds, notes & other debt instruments (cost: $2,077,893,000)		2,098,931

American Funds Insurance Series — Global Bond Fund — Page 135 of 173

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Convertible stocks0.04% U.S. dollars0.00%	Shares	Value (000)
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%8,9,13	329	$131
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%8,9,13	36	12
		143
Miscellaneous0.04%
Other convertible stocks in initial period of acquisition		909
Total convertible stocks (cost: $1,202,000)		1,052
Common stocks0.04% U.S. dollars0.04%
Corporate Risk Holdings I, Inc.9,13	25,840	402
Corporate Risk Holdings Corp.9,13	131	—
Warrior Met Coal, Inc.3,9	23,443	370
CEVA Group PLC8,9,13	431	124
NII Holdings, Inc.13	129,368	104
Atrium Corp.3,9,13	2	—
Total common stocks (cost: $3,941,000)		1,000
Rights & warrants0.00% Miscellaneous0.00%
Other rights & warrants in initial period of acquisition		—
Total rights & warrants (cost: $0)		—
Short-term securities12.92%	Principal?amount (000)
CPPIB Capital Inc. 1.16% due 7/18/20173	$ 20,000	19,989
Egyptian Treasury Bills 15.61%–17.04% due 10/3/2017–4/3/2018	159,000	7,952
Federal Home Loan Bank 1.02%–1.08% due 8/23/2017–10/16/2017	40,000	39,922
Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	136,144
John Deere Financial Inc. 1.05% due 7/6/20173	$25,000	24,995
Liberty Street Funding Corp. 1.28% due 9/18/20173	15,000	14,958
Mizuho Bank, Ltd. 1.19% due 7/27/20173	20,000	19,982
Paccar Financial Corp. 1.12% due 7/24/2017	6,000	5,995
Unilever Capital Corp. 1.10% due 7/24/20173	29,800	29,778
Wal-Mart Stores, Inc. 1.10% due 7/24/20173	10,000	9,993
Total short-term securities (cost: $309,095,000)		309,708
Total investment securities100.58% (cost: $2,392,131,000)		2,410,691
Other assets less liabilities (0.58)%		(14,015)
Net assets100.00%		$2,396,676

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — Global Bond Fund — Page 136 of 173

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Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount14 (000)	Value at 6/30/201715 (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	89	September 2017	$8,900	$11,998	$(32)
30 Year Ultra U.S. Treasury Bond Futures	Long	85	September 2017	8,500	14,099	192
10 Year U.S. Treasury Note Futures	Long	82	September 2017	8,200	10,294	(25)
5 Year U.S. Treasury Note Futures	Long	549	October 2017	54,900	64,692	(143)
90 Day Euro Dollar Futures	Short	220	March 2018	(55,000)	(54,142)	24
						$16

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
USD4,775	PLN17,827	JPMorgan Chase	7/7/2017	$(36)
SEK123,798	USD14,284	Citibank	7/10/2017	419
NOK93,000	USD10,999	Bank of America, N.A.	7/10/2017	143
USD16,422	MYR70,000	JPMorgan Chase	7/10/2017	123
USD20,237	INR1,308,300	JPMorgan Chase	7/10/2017	24
USD7,734	INR500,000	JPMorgan Chase	7/10/2017	9
USD12,581	MXN230,400	Bank of America, N.A.	7/10/2017	(93)
GBP5,907	AUD10,150	UBS AG	7/10/2017	(104)
USD15,633	MXN286,625	Goldman Sachs	7/10/2017	(134)
USD15,606	MXN286,625	Bank of America, N.A.	7/10/2017	(161)
JPY935,361	USD8,575	HSBC Bank	7/10/2017	(255)
EUR15,020	PLN63,358	UBS AG	7/11/2017	69
USD4,069	THB138,500	Bank of America, N.A.	7/11/2017	(8)
USD4,229	AUD5,600	JPMorgan Chase	7/11/2017	(74)
JPY391,780	USD3,584	JPMorgan Chase	7/11/2017	(99)
USD9,013	ILS31,900	JPMorgan Chase	7/11/2017	(136)
EUR17,250	USD18,995	UBS AG	7/12/2017	720
SEK60,114	USD6,908	Barclays Bank PLC	7/12/2017	232
EUR19,534	PLN82,342	HSBC Bank	7/12/2017	106
NOK46,831	USD5,513	Barclays Bank PLC	7/12/2017	97
EUR5,840	GBP5,090	Goldman Sachs	7/13/2017	42
USD2,024	BRL6,700	Citibank	7/14/2017	8
USD4,732	MXN87,000	Bank of America, N.A.	7/14/2017	(51)
USD6,220	MXN116,370	HSBC Bank	7/14/2017	(177)
USD4,823	INR310,000	JPMorgan Chase	7/17/2017	39
USD5,125	AUD6,800	Bank of America, N.A.	7/17/2017	(101)
JPY3,321,365	USD30,215	JPMorgan Chase	7/18/2017	(661)
JPY3,567,358	USD32,460	Bank of America, N.A.	7/18/2017	(717)
EUR5,283	USD5,900	Citibank	7/19/2017	141
JPY414,706	USD3,801	HSBC Bank	7/19/2017	(110)
USD12,768	AUD16,760	Citibank	7/19/2017	(111)
JPY726,285	USD6,655	JPMorgan Chase	7/19/2017	(193)
EUR5,244	USD5,857	UBS AG	7/20/2017	139
USD3,045	BRL10,100	HSBC Bank	7/20/2017	10
JPY351,002	USD3,164	Citibank	7/20/2017	(40)
GBP5,633	USD7,117	JPMorgan Chase	7/24/2017	226

American Funds Insurance Series — Global Bond Fund — Page 137 of 173

unaudited

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)
EUR5,084	USD5,666	Goldman Sachs	7/24/2017	$149
EUR18,255	NOK174,000	UBS AG	7/24/2017	25
USD6,827	ZAR89,650	JPMorgan Chase	7/24/2017	4
USD2,980	ZAR39,200	UBS AG	7/24/2017	(3)
EUR4,253	GBP3,750	HSBC Bank	7/24/2017	(24)
USD13,597	MYR58,750	JPMorgan Chase	7/24/2017	(74)
USD6,037	ILS21,303	Bank of America, N.A.	7/24/2017	(76)
USD7,728	AUD10,200	UBS AG	7/24/2017	(109)
JPY1,976,140	USD17,751	HSBC Bank	7/24/2017	(162)
EUR6,645	USD7,490	Bank of America, N.A.	7/25/2017	111
GBP5,792	EUR6,700	JPMorgan Chase	7/25/2017	(112)
JPY445,496	USD4,000	Goldman Sachs	7/27/2017	(34)
JPY835,989	USD7,521	Bank of America, N.A.	7/27/2017	(79)
USD5,808	AUD7,700	Bank of America, N.A.	7/27/2017	(108)
USD7,542	AUD10,000	Bank of America, N.A.	7/27/2017	(141)
JPY1,698,519	USD15,271	Citibank	7/27/2017	(151)
EUR5,439	USD6,100	Citibank	7/28/2017	122
SEK172,682	USD20,325	Goldman Sachs	8/3/2017	214
EUR14,702	USD16,481	JPMorgan Chase	8/4/2017	343
GBP25,426	EUR28,875	Bank of America, N.A.	8/4/2017	112
JPY1,655,674	USD14,857	UBS AG	8/4/2017	(113)
NOK31,682	DKK24,600	Citibank	8/9/2017	11
JPY392,473	USD3,596	Citibank	8/9/2017	(101)
NOK70,523	CHF8,000	Bank of America, N.A.	8/10/2017	89
USD5,959	NZD8,200	Citibank	8/10/2017	(45)
USD9,203	CAD12,000	Goldman Sachs	8/10/2017	(57)
JPY1,310,000	USD11,894	HSBC Bank	8/14/2017	(224)
USD11,444	CNH80,000	Citibank	8/14/2017	(314)
SEK30,059	USD3,464	Barclays Bank PLC	8/17/2017	114
JPY846,335	USD7,628	HSBC Bank	8/23/2017	(85)
USD138,524	JPY15,300,000	Citibank	5/21/2018	255
				$(1,177)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
U.S. EFFR	1.299%	1/31/2018	$450,000	$(14)	$—	$(14)
1.707%	3-month USD-LIBOR	3/16/2019	12,000	29	—	29
1.6505%	3-month USD-LIBOR	3/21/2019	85,000	122	—	123
1.36%	6-month NOK-NIBOR	12/19/2019	NKr250,000	128	—	128
1.572%	3-month USD-LIBOR	9/16/2020	$10,000	(60)	—	(60)
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(16)	—	(16)
6.73%	28-day MXN-TIIE	6/20/2022	340,000	(56)	—	(56)
6-month HUF-BUBOR	2.58%	3/31/2027	HUF2,540,000	(276)	—	(276)
3-month USD-LIBOR	2.52611%	11/24/2045	$17,400	6	—	6
3-month USD-LIBOR	2.535%	11/24/2045	1,100	(2)	—	(2)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(60)	—	(60)

American Funds Insurance Series — Global Bond Fund — Page 138 of 173

unaudited

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
3-month USD-LIBOR	2.354%	1/29/2046	$6,000	$221	$—	$221
3-month USD-LIBOR	2.116%	4/15/2046	2,250	198	—	198
3-month USD-LIBOR	1.909%	10/11/2046	5,750	771	—	771
3-month USD-LIBOR	2.699%	1/31/2047	2,800	(104)	—	(104)
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(170)	—	(170)
3-month USD-LIBOR	2.696%	3/7/2047	4,500	(165)	—	(165)
6-month EURIBOR	1.4162%	3/8/2047	€4,400	150	—	150
6-month EURIBOR	1.4247%	4/28/2047	2,500	80	—	80
					$—	$783

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Index-linked bond whose principal amount moves with a government price index.
2	Step bond; coupon rate will increase at a later date.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $283,746,000, which represented 11.84% of the net assets of the fund.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $7,941,000, which represented .33% of the net assets of the fund.
6	Coupon rate may change periodically.
7	Scheduled interest and/or principal payment was not received.
8	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
9	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,143,000, which represented .09% of the net assets of the fund.
10	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
11	Purchased on a TBA basis.
12	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,439,000, which represented .60% of the net assets of the fund.
13	Security did not produce income during the last 12 months.
14	Notional amount is calculated based on the number of contracts and notional contract size.
15	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$4,000	$4,022.17%
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	4/3/2013	334	131.01
CEVA Group PLC	3/10/2010	998	124.01
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	3/10/2010	52	12.00
Total private placement securities		$ 5,384	$ 4,289.19%

American Funds Insurance Series — Global Bond Fund — Page 139 of 173

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Key to abbreviations and symbols
ARS = Argentine pesos	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	MXN = Mexican pesos
BUBOR = Budapest Interbank Offered Rate	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NIBOR = Norwegian Interbank Offered Rate
CHF = Swiss francs	NOK/NKr = Norwegian kroner
CLP = Chilean pesos	NZD = New Zealand dollars
CNH = Chinese yuan renminbi	PHP = Philippine pesos
COP = Colombian pesos	PLN = Polish zloty
DKK/DKr = Danish kroner	SEK/SKr = Swedish kronor
EFFR = Federal Funds Effective Rate	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	TIIE = Equilibrium Interbank Interest Rate
GBP/£ = British pounds	TRY = Turkish lira
G.O. = General Obligation	USD/$ = U.S. dollars
HUF = Hungarian forints	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees

American Funds Insurance Series — Global Bond Fund — Page 140 of 173

High-Income Bond Fund

Investment portfolio

June 30, 2017

unaudited

Bonds, notes & other debt instruments93.24% Corporate bonds & notes92.32% Energy17.72%	Principal?amount (000)	Value (000)
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.589% 20211,2,3,4	$5,601	$630
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.339% 20201,2,3,4	7,533	4,840
American Energy (Permian Basin) 7.125% 20205	8,045	6,677
American Energy (Permian Basin) 7.375% 20215	7,020	5,827
American Midstream Partners, LP, 8.50% 20215	1,675	1,688
Antero Resources Corp. 5.375% 20245	1,085	1,115
Ascent Resources-Marcellus LLC 10.00% 20225	1,475	1,482
Blackstone CQP Holdco LP, 6.50% 20215,6	24,675	24,811
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20225	2,000	2,025
California Resources Corp. 8.00% 20225	1,975	1,257
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 11.534% 20212,3,4	1,325	1,409
Cheniere Energy, Inc. 7.00% 2024	610	683
Cheniere Energy, Inc. 5.125% 20275	2,200	2,258
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.408% 20194	3,520	3,467
Chesapeake Energy Corp. 4.875% 2022	4,850	4,535
Chesapeake Energy Corp. 8.00% 20225	3,258	3,458
Chesapeake Energy Corp. 8.00% 20255	7,550	7,503
Chesapeake Energy Corp. 8.00% 20275	2,625	2,582
CONSOL Energy Inc. 5.875% 2022	12,599	12,442
Continental Resources Inc. 5.00% 2022	725	714
Convey Park Energy LLC 7.50% 20255	2,000	2,005
DCP Midstream Operating LP 4.95% 2022	4,625	4,717
DCP Midstream Operating LP 3.875% 2023	2,105	2,042
Denbury Resources Inc. 9.00% 20215	1,501	1,437
Diamond Offshore Drilling, Inc. 4.875% 2043	3,960	2,574
Enbridge Energy Partners, LP 4.375% 2020	900	948
Enbridge Energy Partners, LP 7.375% 2045	1,120	1,433
Enbridge Inc., Series A, 6.00% 2077	2,225	2,339
Energy Transfer Partners, LP 5.875% 2024	5,150	5,485
Energy Transfer Partners, LP 5.50% 2027	2,470	2,569
Ensco PLC 5.20% 2025	1,100	899
Ensco PLC 5.75% 2044	4,645	3,089
EP Energy Corp. 9.375% 2020	1,600	1,270
EP Energy Corp. 8.00% 20245	1,300	1,303
Extraction Oil & Gas Holdings LLC 7.875% 20215	2,700	2,788
Genesis Energy, LP 6.75% 2022	2,850	2,871
Gulfport Energy Corp. 6.375% 20255	900	890
Holly Energy Partners, LP 6.00% 20245	1,000	1,045
Jupiter Resources Inc. 8.50% 20225	3,050	2,303
Laredo Petroleum, Inc. 6.25% 2023	725	723
Murphy Oil Corp. 6.875% 2024	1,400	1,466
Murphy Oil Corp. 5.625% 2027	2,100	2,192
Murray Energy Corp., Term Loan B2, (3-month USD-LIBOR + 7.25%) 8.546% 20202,3,4	1,140	1,117
Murray Energy Corp. 11.25% 20215	3,150	2,394
NGL Energy Partners LP 5.125% 2019	465	464

American Funds Insurance Series — High-Income Bond Fund — Page 141 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
NGL Energy Partners LP 6.875% 2021	$6,640	$6,623
NGL Energy Partners LP 7.50% 20235	1,450	1,437
NGL Energy Partners LP 6.125% 20255	2,640	2,429
NGPL PipeCo LLC 7.119% 20175	3,425	3,506
Noble Corp. PLC 7.75% 2024	1,500	1,191
Noble Corp. PLC 7.70% 2025	3,135	2,422
Noble Corp. PLC 8.70% 2045	3,450	2,484
NuStar Logistics, LP 5.625% 2027	3,000	3,157
ONEOK, Inc. 7.50% 2023	1,250	1,494
Parsley Energy, Inc. 6.25% 20245	500	528
Parsley Energy, Inc. 5.25% 20255	500	501
Parsley Energy, Inc. 5.375% 20255	650	658
PDC Energy Inc. 7.75% 2022	3,605	3,758
Peabody Energy Corp. 6.00% 20225	850	847
Peabody Energy Corp. 6.375% 20255	850	840
Peabody Energy Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 5.726% 20222,3,4	574	574
Petrobras Global Finance Co. 8.375% 2021	3,400	3,814
Petrobras Global Finance Co. 6.125% 2022	1,960	2,029
Petrobras Global Finance Co. 6.25% 2024	1,395	1,425
Petrobras Global Finance Co. 7.375% 2027	2,280	2,418
QGOG Constellation SA 6.25% 20195	6,105	4,411
Range Resources Corp. 5.00% 20225	575	568
Range Resources Corp. 4.875% 2025	2,075	1,982
Rice Energy Inc. 7.25% 2023	750	812
SM Energy Co. 6.50% 2021	750	733
SM Energy Co. 6.125% 2022	750	716
SM Energy Co. 5.625% 2025	4,025	3,653
SM Energy Co. 6.75% 2026	475	456
Southwestern Energy Co. 4.10% 2022	7,605	7,125
Southwestern Energy Co. 6.70% 2025	1,250	1,228
Summit Midstream Partners LP, Term Loan B, (3-month USD-LIBOR + 6.00%) 7.226% 20222,3,4,7	533	541
Sunoco LP 6.25% 2021	5,950	6,233
Sunoco LP 6.375% 2023	1,200	1,274
Tallgrass Energy Partners, LP 5.50% 20245	4,125	4,197
Tapstone Energy Inc. 9.75% 20225	2,075	1,781
Targa Resources Partners LP 4.125% 2019	6,025	6,123
Targa Resources Partners LP 6.75% 2024	1,910	2,063
Targa Resources Partners LP 5.125% 20255	375	388
Teekay Corp. 8.50% 2020	11,168	10,233
Tesoro Logistics LP 6.25% 2022	450	480
Tesoro Logistics LP 5.25% 2025	2,350	2,476
Transocean Inc. 8.375% 2021	1,855	1,976
Transocean Inc. 9.00% 20235	3,500	3,649
Transocean Inc. 7.75% 20243,5	1,781	1,901
Tullow Oil PLC 6.00% 20205	525	500
Ultra Petroleum Corp. 6.875% 20225	5,875	5,838
Ultra Petroleum Corp. 7.125% 20255	1,575	1,555
Weatherford International PLC 7.75% 2021	2,310	2,330
Weatherford International PLC 4.50% 2022	1,715	1,522
Weatherford International PLC 8.25% 2023	1,870	1,875
Weatherford International PLC 9.875% 20245	915	961
Weatherford International PLC 6.50% 2036	5,615	4,801
Weatherford International PLC 6.75% 2040	7,980	6,903
Weatherford International PLC 5.95% 2042	700	549

American Funds Insurance Series — High-Income Bond Fund — Page 142 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Williams Companies, Inc. 3.70% 2023	$3,750	$3,712
WPX Energy Inc. 7.50% 2020	700	738
WPX Energy Inc. 6.00% 2022	800	796
		278,980
Health care13.08%
Acadia Healthcare Co., Inc. 5.625% 2023	550	572
Air Methods Corp., 8.00% 20255	1,800	1,715
Air Methods Corp., Term Loan, (3-month USD-LIBOR + 3.50%) 4.796% 20242,3,4	2,529	2,507
Alere Inc. 6.50% 2020	660	672
Centene Corp. 5.625% 2021	1,305	1,364
Centene Corp. 4.75% 2022	7,715	8,091
Centene Corp. 6.125% 2024	2,800	3,034
Centene Corp. 4.75% 2025	5,025	5,176
Change Healthcare Holdings, LLC 5.75% 20255	2,000	2,047
Community Health Systems Inc. 5.125% 2021	1,760	1,789
Community Health Systems Inc. 6.25% 2023	4,850	5,025
Concordia Healthcare Corp, Term Loan B, (3-month USD-LIBOR + 4.25%) 5.501% 20212,3,4	5,800	4,361
Concordia Healthcare Corp. 9.50% 20225	2,660	466
Concordia Healthcare Corp. 7.00% 20235	6,590	989
DaVita HealthCare Partners Inc. 5.125% 2024	750	763
DaVita HealthCare Partners Inc. 5.00% 2025	3,415	3,432
DJO Finance LLC 10.75% 2020	1,875	1,598
DJO Finance LLC 8.125% 20215	4,850	4,535
Eagle Holding Co II LLC 7.625% 20225,8	1,000	1,031
Endo Finance LLC & Endo Finco Inc. 5.375% 20235	600	504
Endo Finance LLC & Endo Finco Inc. 6.00% 20235	3,085	2,608
Endo Finance LLC & Endo Finco Inc. 5.875% 20245	2,100	2,173
Endo Finance LLC & Endo Finco Inc. 6.00% 20255	4,845	3,973
Endo International PLC, Term Loan B, (3-month USD-LIBOR + 4.25%) 5.50% 20242,3,4	1,625	1,641
Endo Pharmaceuticals Holdings Inc. 5.75% 20225	2,815	2,547
Fresenius Medical Care AG & Co. KGAA 4.75% 20245	1,325	1,398
HCA Inc. 6.50% 2020	650	711
HCA Inc. 5.875% 2023	625	682
HCA Inc. 5.00% 2024	5,025	5,333
HCA Inc. 5.375% 2025	650	687
HCA Inc. 5.25% 2026	1,100	1,189
HCA Inc. 5.875% 2026	1,805	1,954
HCA Inc. 4.50% 2027	2,025	2,088
HCA Inc. 7.50% 2033	315	358
HCA Inc. 7.75% 2036	205	233
Healthsouth Corp. 5.75% 2024	2,075	2,138
Healthsouth Corp. 5.75% 2025	4,670	4,939
IMS Health Holdings, Inc. 5.00% 20265	2,350	2,429
inVentiv Health, Inc. 7.50% 20245	2,220	2,420
Kindred Healthcare, Inc. 8.00% 2020	900	950
Kinetic Concepts, Inc. 7.875% 20215	990	1,049
Kinetic Concepts, Inc. 12.50% 20215	7,813	8,829
Mallinckrodt PLC 4.875% 20205	3,710	3,631
Mallinckrodt PLC 5.625% 20235	1,955	1,794
MEDNAX, Inc. 5.25% 20235	2,845	2,937
Molina Healthcare, Inc. 5.375% 2022	9,615	10,228
Molina Healthcare, Inc. 4.875% 20255	1,700	1,717
Prestige Brands International Inc. 6.375% 20245	900	966

American Funds Insurance Series — High-Income Bond Fund — Page 143 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Quintiles Transnational Corp. 4.875% 20235	$2,825	$2,906
RegionalCare Hospital Partners Holdings, Inc. 8.25% 20235	1,638	1,765
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)2,3,4,7,8	6,351	6,222
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.55% 20182,3,4,7	2,984	2,969
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.00% 20192,3,4,7	2,300	2,288
Tenet Healthcare Corp. 4.375% 2021	3,705	3,779
Tenet Healthcare Corp. 6.75% 2023	3,110	3,118
Tenet Healthcare Corp. 4.625% 20245	2,146	2,157
Tenet Healthcare Corp. 4.625% 20245	1,896	1,903
Tenet Healthcare Corp. 5.125% 20255	450	453
Tenet Healthcare Corp. 7.00% 20255	525	524
Tenet Healthcare Corp., First Lien, 4.75% 2020	5,300	5,512
Tenet Healthcare Corp., First Lien, 6.00% 2020	4,860	5,218
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,355	1,384
Vizient Inc. 10.375% 20245	985	1,135
VPI Escrow Corp. 6.375% 20205	9,690	9,436
VPI Escrow Corp. 5.625% 20215	1,175	1,066
VPI Escrow Corp. 7.50% 20215	2,590	2,519
VPI Escrow Corp. 6.50% 20225	1,625	1,708
VPI Escrow Corp. 7.00% 20245	2,400	2,529
VRX Escrow Corp. 5.375% 20205	3,800	3,676
VRX Escrow Corp. 7.25% 20225	1,150	1,087
VRX Escrow Corp. 5.875% 20235	6,010	5,184
VRX Escrow Corp. 6.125% 20255	18,995	16,146
		205,957
Consumer discretionary12.04%
Adient Global Holdings Ltd. 4.875% 20265	225	227
American Axle & Manufacturing Holdings, Inc. 6.50% 20275	2,775	2,706
Boyd Gaming Corp. 6.875% 2023	1,455	1,562
Boyd Gaming Corp. 6.375% 2026	1,450	1,571
Cablevision Systems Corp. 7.75% 2018	375	390
Cablevision Systems Corp. 6.75% 2021	5,875	6,521
Cablevision Systems Corp. 5.50% 20275	1,200	1,272
CBS Outdoor Americas Inc. 5.25% 2022	500	520
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20245	1,350	1,444
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	1,082
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20255	550	587
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20265	2,600	2,766
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20265	10,620	11,390
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20275	3,125	3,203
Cedar Fair, LP 5.375% 20275	800	848
Cengage Learning Acquisitions, Inc., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.339% 20232,3,4	2,254	2,136
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,713	12,697
Cumulus Media Holdings Inc. 7.75% 2019	2,630	736
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.48% 20202,3,4	4,843	3,917
DISH DBS Corp. 5.875% 2022	1,050	1,131
DISH DBS Corp. 5.00% 2023	450	462
DISH DBS Corp.5.875% 2024	450	482
DISH DBS Corp. 7.75% 2026	400	475
Dollar Tree Inc. 5.25% 2020	325	334
Dollar Tree Inc. 5.75% 2023	625	662
Gannett Co., Inc. 5.125% 2019	915	936
Goodyear Tire & Rubber Co. 4.875% 2027	750	763

American Funds Insurance Series — High-Income Bond Fund — Page 144 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Hanesbrands Inc. 4.625% 20245	$1,000	$1,020
iHeartCommunications, Inc. 9.00% 2019	9,685	7,639
iHeartCommunications, Inc. 10.625% 2023	515	393
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 7.976% 20192,3,4	4,350	3,567
International Game Technology 6.25% 20225	200	220
Levi Strauss & Co. 5.00% 2025	750	788
Liberty Global PLC 6.125% 20255	900	970
Limited Brands, Inc. 6.875% 2035	3,550	3,443
LKQ Corp. 4.75% 2023	950	974
Loral Space & Communications Inc. 8.875% 20245	1,225	1,378
McGraw-Hill Global Education Holdings, LLC 7.875% 20245	225	219
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	110	115
Melco Crown Entertainment Ltd. 5.875% 20195	1,750	1,851
Melco International Development Ltd. 4.875% 20255	3,000	3,010
Meritage Homes Corp. 5.125% 20275	1,550	1,556
MGM Growth Properties LLC 5.625% 2024	1,525	1,670
MGM Resorts International 7.75% 2022	750	882
MGM Resorts International 6.00% 2023	3,050	3,370
MGM Resorts International 4.625% 2026	450	457
MHGE Parent LLC/Finance 8.50% 20195,8	2,050	2,060
Michaels Stores, Inc. 5.875% 20205	850	871
Mohegan Tribal Gaming Authority 7.875% 20245	2,725	2,844
NBC Universal Enterprise, Inc. 5.25% 20495	835	890
Needle Merger Sub Corp. 8.125% 20195	2,429	2,432
Neiman Marcus Group LTD Inc. 8.00% 20215	820	451
Neiman Marcus Group LTD Inc. 8.75% 20215,8	3,170	1,537
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.339% 20202,3,4	3,518	2,663
Netflix, Inc. 5.75% 2024	1,855	2,029
Newell Rubbermaid Inc. 5.00% 2023	675	723
Petsmart, Inc. 7.125% 20235	6,730	6,007
Petsmart, Inc. 5.875% 20255	7,365	7,135
Petsmart, Inc. 8.875% 20255	3,895	3,607
Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.22% 20222,3,4	3,444	3,207
Playa Resorts Holding BV 8.00% 20205	1,888	1,982
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125% 20215	2,100	2,137
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	3,875	3,986
Sally Holdings LLC and Sally Capital Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 4.50% 20242,3,4,7	1,210	1,221
Schaeffler Verwaltungs 4.75% 20265,8	950	963
Scientific Games Corp. 7.00% 20225	3,475	3,710
Sirius XM Radio Inc 3.875% 20225	1,750	1,772
Sirius XM Radio Inc 5.375% 20255	647	670
Sotheby’s Holdings, Inc. 5.25% 20225	2,340	2,404
Tenneco Inc. 5.00% 2026	1,275	1,293
TI Automotive Ltd. 8.75% 20235	3,085	3,278
Uber Technologies, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 5.216% 20232,3,4	4,039	4,044
Univision Communications Inc. 6.75% 20225	500	521
Univision Communications Inc. 5.125% 20235	2,975	3,011
Univision Communications Inc. 5.125% 20255	700	696
Univision Communications Inc., Term Loan C5, (3-month USD-LIBOR + 2.75%) 3.976% 20242,3,4	72	71
Warner Music Group 5.625% 20225	2,114	2,196
Warner Music Group 5.00% 20235	2,670	2,747
Warner Music Group 4.875% 20245	1,100	1,128
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20235	2,668	2,698
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20255	6,525	6,880

American Funds Insurance Series — High-Income Bond Fund — Page 145 of 173

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
Wynn Macau, Ltd. 5.25% 20215	$7,275	$7,475
YUM! Brands, Inc. 5.00% 20245	2,420	2,529
ZF Friedrichshafen AG 4.75% 20255	1,200	1,270
		189,480
Materials11.98%
AK Steel Holding Corp. 7.625% 2021	2,000	2,091
AK Steel Holding Corp. 7.00% 2027	2,575	2,672
Aleris International, Inc. 7.875% 2020	2,105	1,994
Aleris International, Inc. 9.50% 20215	3,080	3,183
ArcelorMittal 6.125% 2025	500	563
ArcelorMittal 7.50% 2041	9,555	10,582
Ardagh Group SA 7.125% 20238	450	481
Ardagh Packaging Finance 6.00% 20255	2,800	2,947
Axalta Coating Systems LLC 4.875% 20245	1,000	1,035
Ball Corp. 4.375% 2020	2,000	2,108
Ball Corp. 5.25% 2025	250	277
BHP Billiton Finance Ltd. 6.25% 20755	1,395	1,525
Building Materials Corp. 6.00% 20255	650	699
BWAY Holding Co., 7.25% 20255	2,800	2,849
Bway Parent Co. Inc., 5.50% 20245	750	768
CEMEX SAB de CV 7.75% 20265	1,725	1,977
CF Industries, Inc. 4.50% 20265	1,730	1,782
CF Industries, Inc. 4.95% 2043	5,045	4,351
Chemours Co. 6.625% 2023	3,560	3,782
Chemours Co. 7.00% 2025	3,290	3,603
Chemours Co. 5.375% 2027	1,750	1,798
Cliffs Natural Resources Inc. 8.25% 20205	7,865	8,612
Cliffs Natural Resources Inc. 5.75% 20255	11,950	11,323
Cliffs Natural Resources Inc. 6.25% 2040	825	627
Commercial Metals Co. 5.375% 2027	1,500	1,532
Consolidated Energy Finance SA 6.875% 20255	1,500	1,549
First Quantum Minerals Ltd. 7.00% 20215	10,813	11,137
First Quantum Minerals Ltd. 7.25% 20225	2,675	2,742
First Quantum Minerals Ltd. 7.25% 20235	900	887
First Quantum Minerals Ltd. 7.50% 20255	11,625	11,422
Flex Acquisition Company, Inc. 6.875% 20255	1,075	1,120
FMG Resources 9.75% 20225	7,555	8,641
Freeport-McMoRan Inc. 3.55% 2022	5,165	4,866
Freeport-McMoRan Inc. 6.75% 2022	725	754
Freeport-McMoRan Inc. 3.875% 2023	500	468
Freeport-McMoRan Inc. 6.875% 2023	1,000	1,060
Georgia Gulf Corp. 4.625% 2021	3,325	3,458
Georgia Gulf Corp. 4.875% 2023	800	842
Hexion Inc. 6.625% 2020	2,250	2,064
Hexion Inc. 10.375% 20225	575	572
Huntsman Corp. 5.75% 20255	3,160	3,199
Huntsman International LLC 4.875% 2020	4,070	4,294
INEOS Group Holdings SA 5.625% 20245	875	905
Nova Chemicals Corp 4.875% 20245	1,450	1,446
Nova Chemicals Corp 5.25% 20275	1,450	1,446
Novelis Corp. 6.25% 20245	1,195	1,258
Novelis Corp. 5.875% 20265	3,825	3,949
Olin Corp. 5.125% 2027	1,925	1,988

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Owens-Illinois, Inc. 5.00% 20225	$560	$594
Owens-Illinois, Inc. 5.875% 20235	3,140	3,468
Owens-Illinois, Inc. 6.375% 20255	2,125	2,389
Platform Specialty Products Corp. 10.375% 20215	3,682	4,082
Platform Specialty Products Corp. 6.50% 20225	1,025	1,063
Rayonier Advanced Materials Inc. 5.50% 20245	3,640	3,560
Reynolds Group Inc. 5.75% 2020	2,195	2,249
Reynolds Group Inc. 7.00% 20245	2,755	2,960
Ryerson Inc. 11.00% 20225	6,901	7,824
Scotts Miracle-Gro Co. 5.25% 2026	650	683
Sealed Air Corp. 5.25% 20235	830	894
Sealed Air Corp. 5.125% 20245	490	528
SPCM SA 4.875% 20255	2,100	2,147
Summit Materials, Inc. 6.125% 2023	350	368
Summit Materials, Inc. 5.125% 20255	4,475	4,598
SunCoke Energy Partners, LP, 7.50% 20255	1,950	1,935
Teck Resources Ltd. 3.75% 2023	550	538
Tembec Industries Inc. 9.00% 20195	350	364
United States Steel Corp. 7.375% 2020	800	869
Vale Overseas Ltd. 5.875% 2021	1,325	1,426
Vale Overseas Ltd. 6.875% 2039	1,530	1,649
Vale SA 5.625% 2042	550	525
Zekelman Industries Inc. 9.875% 20235	520	586
		188,527
Telecommunication services11.33%
Altice NV 6.50% 20225	1,000	1,047
Altice NV 6.625% 20235	835	888
Altice NV 5.50% 20265	1,300	1,368
Altice NV 7.50% 20265	1,250	1,391
CenturyLink, Inc. 6.75% 2023	1,200	1,297
CenturyLink, Inc. 7.50% 2024	3,313	3,636
CenturyLink, Inc. 5.625% 2025	725	727
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20205	5,267	5,386
Cincinnati Bell Inc. 7.00% 20245	2,675	2,803
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.42% 20252,3,4	1,063	1,078
Columbus International Inc. 7.375% 20215	1,800	1,915
Digicel Group Ltd. 8.25% 20205	4,775	4,482
Frontier Communications Corp. 8.50% 2020	3,000	3,161
Frontier Communications Corp. 8.875% 2020	2,750	2,917
Frontier Communications Corp. 9.25% 2021	700	688
Frontier Communications Corp. 8.75% 2022	200	181
Frontier Communications Corp. 10.50% 2022	6,780	6,483
Frontier Communications Corp. 11.00% 2025	6,262	5,839
Inmarsat PLC 4.875% 20225	3,500	3,570
Inmarsat PLC 6.50% 20245	3,700	3,959
Intelsat Jackson Holding Co. 7.25% 2019	1,890	1,893
Intelsat Jackson Holding Co. 7.25% 2020	2,675	2,541
Intelsat Jackson Holding Co. 5.50% 2023	1,850	1,540
Level 3 Communications, Inc. 5.125% 2023	2,150	2,237
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)2,3,4,8	19,138	18,414
MetroPCS Wireless, Inc. 6.625% 2023	4,425	4,694
Neptune Finco Corp. (Altice NV) 10.125% 20235	1,925	2,238
Neptune Finco Corp. (Altice NV) 6.625% 20255	2,525	2,784

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal?amount (000)	Value (000)
Numericable Group SA 6.00% 20225	$1,965	$2,058
Numericable Group SA 7.375% 20265	3,400	3,702
SoftBank Group Corp. 4.50% 20205	6,225	6,487
Sprint Corp. 7.25% 2021	3,740	4,165
Sprint Corp. 11.50% 2021	5,355	6,881
Sprint Corp. 7.875% 2023	3,980	4,587
Sprint Corp. 7.125% 2024	600	669
Sprint Corp. 6.875% 2028	5,650	6,294
T-Mobile US, Inc. 6.00% 2023	600	637
T-Mobile US, Inc. 6.00% 2024	1,600	1,716
T-Mobile US, Inc. 6.375% 2025	4,050	4,389
T-Mobile US, Inc. 6.50% 2026	1,675	1,853
Trilogy International Partners, LLC 8.875% 20225	5,500	5,741
UPCB Finance IV Ltd. 5.375% 20255	950	999
Wind Acquisition SA 4.75% 20205	500	506
Wind Acquisition SA 7.375% 20215	13,300	13,840
Windstream Holdings, Inc. 7.75% 2020	350	354
Windstream Holdings, Inc. 7.75% 2021	8,225	7,773
Windstream Holdings, Inc. 7.50% 2022	975	875
Zayo Group Holdings, Inc. 6.00% 2023	1,950	2,062
Zayo Group Holdings, Inc. 6.375% 2025	2,225	2,410
Zayo Group Holdings, Inc. 5.75% 20275	4,325	4,536
Ziggo Bond Finance BV 5.875% 20255	950	981
Ziggo Bond Finance BV 5.50% 20275	5,525	5,656
		178,328
Information technology7.69%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	2,111
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.459% 20252,3,4	4,175	4,261
Blackboard Inc. 9.75% 20215	25	24
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 6.158% 20212,3,4	1,685	1,685
BMC Software, Inc. 9.00% 20195,8	1,550	1,556
BMC Software, Inc. 8.125% 20215	8,390	8,728
BMC Software, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 5.226% 20222,3,4	4,929	4,947
Camelot Finance SA 7.875% 20245	3,935	4,250
Cardtronics Inc 5.50% 20255	2,825	2,917
CCC Information Services Inc., Term Loan (3-month USD-LIBOR + 6.75%) 7.976% 20252,3,4	675	693
CDK Global, Inc. 4.875% 20275	650	670
EchoStar Corp. 6.625% 2026	4,250	4,579
Ellucian, Inc. 9.00% 20235	1,700	1,777
First Data Corp. 5.375% 20235	2,775	2,907
First Data Corp. 7.00% 20235	4,505	4,820
First Data Corp. 5.00% 20245	2,525	2,606
First Data Corp. 5.75% 20245	2,525	2,632
Gartner, Inc. 5.125% 20255	1,500	1,579
Genesys Telecommunications Laboratories, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 5.296% 20232,3,4	572	574
Genesys Telecommunications Laboratories, Inc. 10.00% 20245	3,050	3,435
Gogo Inc. 12.50% 20225	7,850	8,959
GTT Communications, Inc. 7.875% 20245	3,300	3,539
Hughes Satellite Systems Corp. 7.625% 2021	1,500	1,710
Infor (US), Inc. 5.75% 20205	750	775
Infor (US), Inc. 6.50% 2022	3,275	3,406
Infor Software 7.125% 20215,8	2,325	2,406

American Funds Insurance Series — High-Income Bond Fund — Page 148 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
j2 Global, Inc. 6.00% 20255	$1,875	$1,941
JDA Software Group, Inc. 7.375% 20245	200	209
JDA Software Group, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.726% 20232,3,4	697	702
Kronos Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 4.56% 20232,3,4	746	752
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 20242,3,4	7,870	8,172
NXP BV and NXP Funding LLC 4.125% 20205	1,000	1,053
NXP BV and NXP Funding LLC 4.125% 20215	250	264
PE Cortes NP Holdings LLC 12.00% 20225,8	625	671
PE Cortes NP Holdings LLC 9.25% 20245	850	922
Qorvo, Inc. 7.00% 2025	1,450	1,653
Solera Holdings, Inc. 10.50% 20245	6,075	7,009
Symantec Corp 5.00% 20255	3,600	3,777
Tempo Acquisition LLC 6.75% 20255	2,300	2,357
Unisys Corp. 10.75% 20225	7,325	8,057
VeriSign, Inc. 4.75% 20275	4,250	4,319
Western Digital Corp. 7.375% 20235	830	914
Western Digital Corp. 10.50% 2024	600	709
		121,027
Industrials7.08%
ACCO Brands Corp. 5.25% 20245	245	255
Aircastle Ltd. 5.00% 2023	2,025	2,167
Allison Transmission Holdings, Inc. 5.00% 20245	3,175	3,262
American Airlines, Inc., 5.50% 20195	500	526
ARAMARK Corp. 5.125% 2024	650	685
Associated Materials, LLC 9.00% 20245	8,700	9,309
Avis Budget Group, Inc. 5.50% 2023	740	738
Bohai Financial Investment Holding Co., Ltd. 5.25% 20225	1,050	1,102
Bohai Financial Investment Holding Co., Ltd. 5.50% 20245	2,125	2,225
Brand Energy 8.5% 20255	2,185	2,267
Builders FirstSource, Inc. 10.75% 20235	3,410	3,947
Builders FirstSource, Inc. 5.625% 20245	4,835	5,053
CEVA Group PLC 9.00% 20215	1,700	1,449
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.672% 20212,3,4	593	555
Cloud Crane LLC, 10.125% 20245	1,175	1,293
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20193	36	38
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	195	204
Corporate Risk Holdings LLC 9.50% 20195	12,782	13,613
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)5,7,8	1,307	1,399
Covanta Holding Corp. 5.875% 2024	1,475	1,442
Covanta Holding Corp. 5.875% 2025	810	788
DAE Aviation Holdings, Inc. 10.00% 20235	6,625	7,370
Deck Chassis Acquisition Inc. 10.00% 20235	3,540	3,938
Euramax International, Inc. 12.00% 20205	4,175	4,572
GFL Environmental Inc., 5.625% 20225	1,325	1,361
Hardwoods Acquisition Inc 7.50% 20215	4,025	3,612
Hertz Global Holdings Inc. 7.625% 20225	5,320	5,321
KAR Auction Services, Inc. 5.125% 20255	675	689
KLX Inc. 5.875% 20225	575	606
LSC Communications, Inc. 8.75% 20235	3,605	3,776
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.226% 20222,3,4	2,063	2,083
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20215	4,000	3,410
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20225	650	676
Ply Gem Industries, Inc. 6.50% 2022	2,675	2,803

American Funds Insurance Series — High-Income Bond Fund — Page 149 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal?amount (000)	Value (000)
Prime Security Services Borrower, LLC 9.25% 20235	$2,550	$2,777
PrimeSource Building Products Inc 9.00% 20235	171	179
R.R. Donnelley & Sons Co. 7.875% 2021	2,675	2,909
R.R. Donnelley & Sons Co. 6.50% 2023	3,600	3,609
Sensata Technologies Holding NV 6.25% 20265	1,000	1,095
TransDigm Inc. 5.50% 2020	2,225	2,261
United Rentals, Inc. 7.625% 2022	220	230
United Rentals, Inc. 5.50% 2025	1,000	1,051
United Rentals, Inc. 5.875% 2026	225	240
USG Corp. 4.875% 20275	900	928
Virgin Australia Holdings Ltd. 8.50% 20195	2,675	2,826
Virgin Australia Holdings Ltd. 7.875% 20215	800	837
		111,476
Utilities3.70%
AES Corp. 8.00% 2020	2,175	2,528
AES Corp. 7.375% 2021	3,775	4,341
AES Corp. 4.875% 2023	960	983
AES Corp. 5.50% 2024	2,915	3,050
AES Corp. 7.75% 20245	1,750	1,840
AES Corp. 5.50% 2025	3,975	4,179
AES Corp. 6.00% 2026	3,775	4,058
AmeriGas Partners, LP 5.50% 2025	3,850	3,927
Calpine Corp. 6.00% 20225	425	441
Calpine Corp. 5.375% 2023	2,435	2,383
Calpine Corp. 5.875% 20245	570	590
Calpine Corp. 5.75% 2025	1,385	1,305
Calpine Corp. 5.25% 20265	3,875	3,817
Dynegy Finance Inc. 6.75% 2019	2,895	3,000
Dynegy Finance Inc. 7.375% 2022	3,485	3,450
Dynegy Finance Inc. 7.625% 2024	260	254
Emera Inc. 6.75% 2076	3,700	4,200
Enel Società per Azioni 8.75% 20735	2,000	2,385
FirstEnergy Corp. 3.90% 2027	460	461
NRG Energy, Inc. 6.25% 2022	5,385	5,553
NRG Energy, Inc. 7.25% 2026	1,000	1,040
NRG Energy, Inc. 6.625% 2027	1,940	1,952
Talen Energy Corp. 4.625% 20195	2,543	2,486
		58,223
Financials3.54%
Ally Financial Inc. 8.00% 2020	1,915	2,183
Ally Financial Inc. 5.125% 2024	2,825	2,987
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	2,200	2,290
Carlyle Group LP 6.375% 20225	1,000	1,050
Carlyle Group LP 6.25% 20255	1,100	1,137
CIT Group Inc. 3.875% 2019	9,335	9,592
CIT Group Inc. 5.80% (undated)	1,500	1,568
Fortress Investment Group LLC 6.75% 20225	2,050	2,096
General Motors Acceptance Corp. 7.50% 2020	1,470	1,669
Hub International Ltd., 7.875% 20215	875	914
Icahn Enterprises Finance Corp. 6.25% 2022	2,050	2,142
International Lease Finance Corp. 8.25% 2020	875	1,032
iStar Financial Inc. 4.00% 2017	2,125	2,126

American Funds Insurance Series — High-Income Bond Fund — Page 150 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
JPMorgan Chase & Co., Series I, junior subordinated 7.90% 2049	$1,695	$1,764
Liberty Mutual Group Inc., Series A, 7.80% 20875	1,200	1,498
MGIC Investment Corp. 5.75% 2023	1,025	1,107
Navient Corp. 4.875% 2019	4,600	4,796
Navient Corp. 6.50% 2022	1,575	1,673
Navient Corp. 5.50% 2023	3,935	4,014
Navient Corp. 6.75% 2025	1,800	1,860
NBTY, Inc. 7.625% 20215	500	533
OneMain Financial Holdings, LLC 6.75% 20195	930	980
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)5	1,265	1,439
Springleaf Finance Corp. 8.25% 2020	1,175	1,322
Starwood Property Trust, Inc. 5.00% 20215	2,150	2,241
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	1,610	1,680
		55,693
Real estate2.10%
Communications Sales & Leasing, Inc. 6.00% 20235	2,450	2,556
Communications Sales & Leasing, Inc. 8.25% 2023	3,523	3,646
Crescent Resources 8.875% 20215	1,275	1,345
CyrusOne Inc., 5.00% 20245	775	800
Equinix, Inc. 5.75% 2025	275	297
Equinix, Inc. 5.875% 2026	1,725	1,885
Equinix, Inc. 5.375% 2027	3,725	3,981
Gaming and Leisure Properties, Inc. 4.375% 2021	200	211
Gaming and Leisure Properties, Inc. 5.375% 2026	920	1,007
Howard Hughes Corp. 5.375% 20255	4,600	4,715
Iron Mountain Inc. 5.75% 2024	5,975	6,124
Realogy Corp. 4.50% 20195	2,825	2,928
Realogy Corp. 4.875% 20235	3,550	3,594
		33,089
Consumer staples2.02%
B&G Foods, Inc. 5.25% 2025	1,800	1,841
BJ’s Wholesale Club, Term Loan B, (3-month USD-LIBOR + 3.75%) 4.968% 20242,3,4	5,535	5,379
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.71% 20252,3,4	3,335	3,259
Chobani LLC 7.50% 20255	2,880	3,053
Cott Beverages Inc. 5.50% 20255	675	690
Darling Ingredients Inc. 5.375% 2022	750	783
Dean Foods Co. 6.50% 20235	450	476
First Quality Enterprises, Inc. 5.00% 20255	700	716
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.726% 20232,3,4	4,833	4,881
Kronos Acquisition Holdings Inc. 9.00% 20235	1,875	1,875
Post Holdings, Inc. 8.00% 20255	1,550	1,767
Post Holdings, Inc. 5.00% 20265	700	700
Reynolds American Inc. 5.85% 2045	1,250	1,538
Rite Aid Corp. 6.125% 20235	1,500	1,481
Spectrum Brands Inc. 6.125% 2024	750	807
TreeHouse Foods, Inc. 6.00% 20245	645	690
Vector Group Ltd. 6.125% 20255	1,750	1,822
		31,758

American Funds Insurance Series — High-Income Bond Fund — Page 151 of 173

unaudited

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Municipals0.04%	Principal?amount (000)	Value (000)
Surgery Center Holdings 6.75% 20255	$585	$594
Total corporate bonds & notes		1,453,132
U.S. Treasury bonds & notes0.64% U.S. Treasury0.64%
U.S. Treasury 1.25% 20199	10,000	9,978
Total U.S. Treasury bonds & notes		9,978
Bonds & notes of governments & government agencies outside the U.S.0.18%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 26.25% 20204	ARS33,325	2,086
Argentine Republic 18.20% 2021	12,500	800
		2,886
Asset-backed obligations0.05%
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 20223	$750	760
Municipals0.05%
Illinois G.O. Bonds, Pension Funding Series 2003, 5.10% 20333	900	843
Total bonds, notes & other debt instruments (cost: $1,442,832,000)		1,467,599
Convertible bonds0.37% Consumer discretionary0.11%
DISH DBS Corp. 3.375% 20265	1,435	1,747
Miscellaneous0.26%
Other convertible bonds in initial period of acquisition		4,092
Total convertible bonds (cost: $5,452,000)		5,839
Convertible stocks1.07% Industrials0.17%	Shares
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%6,7,10	4,788	1,915
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%6,7,10	2,212	708
		2,623
Utilities0.09%
Dominion Resources, Inc., convertible preferred, Series A, units	28,927	1,418
Information technology0.03%
Alibaba Mandatory Exchangeable Trust, convertible preferred5	3,300	540
Telecommunication services0.02%
Frontier Communications Corp., Series A, convertible preferred	10,000	294

American Funds Insurance Series — High-Income Bond Fund — Page 152 of 173

unaudited

Convertible stocks Miscellaneous0.76%	Shares	Value (000)
Other convertible stocks in initial period of acquisition		$11,953
Total convertible stocks (cost: $20,794,000)		16,828
Common stocks0.80% Information technology0.22%
Corporate Risk Holdings I, Inc.7,10	218,504	3,402
Corporate Risk Holdings Corp.7,10	1,104	—
		3,402
Materials0.15%
Warrior Met Coal, Inc.5,7	155,189	2,446
Industrials0.10%
CEVA Group PLC6,7,10	5,622	1,616
Atrium Corp.5,7,10	361	—
		1,616
Energy0.09%
Ascent Resources - Utica, LLC, Class A7,10	6,297,894	1,411
Telecommunication services0.07%
NII Holdings, Inc.10	1,325,555	1,066
Health care0.04%
Rotech Healthcare Inc.7,10	201,793	678
Consumer discretionary0.00%
Adelphia Recovery Trust, Series Arahova7,10	388,601	2
Adelphia Recovery Trust, Series ACC-17,10	449,306	—
		2
Miscellaneous0.13%
Other common stocks in initial period of acquisition		1,986
Total common stocks (cost: $38,102,000)		12,607
Rights & warrants0.00% Utilities0.00%
Vistra Energy Corp., rights5,7,10,11	41,035	46
Miscellaneous0.00%
Other rights & warrants in initial period of acquisition		—
Total rights & warrants (cost: $65,000)		46

American Funds Insurance Series — High-Income Bond Fund — Page 153 of 173

unaudited

Short-term securities3.95%	Principal?amount (000)	Value (000)
ExxonMobil Corp. 1.10% due 7/10/2017	$19,700	$19,694
Federal Home Loan Bank 0.85% due 7/14/2017	10,000	9,998
General Electric Co. 1.08% due 7/3/2017	32,400	32,398
Total short-term securities (cost: $62,090,000)		62,090
Total investment securities99.43% (cost: $1,569,335,000)		1,565,009
Other assets less liabilities 0.57%		8,949
Net assets100.00%		$1,573,958

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$267	$—	$267
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	(21)	—	(21)
					$—	$246

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2017 (000)
CDX.NA.HY.28	5.00%/Quarterly	6/20/2022	$62,600	$(4,318)	$(4,467)	$149

1	Scheduled interest and/or principal payment was not received.
2	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $107,360,000, which represented 6.82% of the net assets of the fund.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $758,939,000, which represented 48.22% of the net assets of the fund.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
7	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $32,053,000, which represented 2.04% of the net assets of the fund.
8	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
9	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,469,000, which represented .22% of the net assets of the fund.
10	Security did not produce income during the last 12 months.
11	Purchased on a TBA basis.

American Funds Insurance Series — High-Income Bond Fund — Page 154 of 173

unaudited

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$24,675	$24,811	1.58%
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.158%	5/2/2013	4,855	1,915.12
CEVA Group PLC	3/10/2010-5/2/2013	6,128	1,616.10
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.158%	3/10/2010-8/22/2014	2,214	708.04
Total private placement securities		$ 37,872	$ 29,050	1.84%

Key to abbreviations and symbol
ARS = Argentine pesos
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — High-Income Bond Fund — Page 155 of 173

Mortgage Fund

Investment portfolio

June 30, 2017

unaudited

Bonds, notes & other debt instruments97.67% Mortgage-backed obligations62.02% Federal agency mortgage-backed obligations54.82%	Principal?amount (000)	Value (000)
Fannie Mae 4.00% 20361	$5,460	$5,803
Fannie Mae 4.00% 20361	629	668
Fannie Mae 4.00% 20361	509	541
Fannie Mae 5.00% 20361	85	87
Fannie Mae 4.00% 20471	10,353	10,891
Fannie Mae 4.00% 20471	3,985	4,192
Fannie Mae 4.00% 20471,2	1,300	1,364
Freddie Mac 5.00% 20341	1,816	1,991
Freddie Mac 4.00% 20361	6,443	6,851
Freddie Mac 4.00% 20361	1,107	1,169
Freddie Mac 3.50% 20451	10,635	11,016
Freddie Mac 4.00% 20471,2	47,854	50,232
Freddie Mac 4.00% 20471	10,000	10,528
Freddie Mac 4.00% 20471	9,969	10,501
Freddie Mac 4.50% 20471,2	3,700	3,963
Freddie Mac Pool #760014 2.981% 20451,3	3,309	3,405
Government National Mortgage Assn. 3.75% 20341	1,438	1,510
Government National Mortgage Assn. 3.75% 20381	857	903
Government National Mortgage Assn. 3.75% 20391	923	972
Government National Mortgage Assn. 4.00% 20391	575	589
Government National Mortgage Assn. 6.00% 20391	329	374
Government National Mortgage Assn. 4.00% 20401	398	407
Government National Mortgage Assn. 5.50% 20401	2,558	2,862
Government National Mortgage Assn. 4.50% 20411	94	98
Government National Mortgage Assn. 5.00% 20411	1,445	1,552
Government National Mortgage Assn. 5.00% 20411	1,017	1,061
Government National Mortgage Assn. 6.50% 20411	849	942
Government National Mortgage Assn. 3.50% 20421	481	488
Government National Mortgage Assn. 3.50% 20421	319	331
Government National Mortgage Assn. 3.50% 20421	230	232
Government National Mortgage Assn. 3.50% 20431	2,588	2,703
Government National Mortgage Assn. 3.50% 20431	1,978	2,064
Government National Mortgage Assn. 3.50% 20431	1,942	2,013
Government National Mortgage Assn. 3.50% 20431	1,345	1,397
Government National Mortgage Assn. 3.50% 20431	1,277	1,324
Government National Mortgage Assn. 3.50% 20431	531	535
Government National Mortgage Assn. 3.50% 20431	220	228
Government National Mortgage Assn. 3.75% 20441	944	994
Government National Mortgage Assn. 4.25% 20441	1,782	1,905
Government National Mortgage Assn. 4.00% 20461	1,608	1,668
Government National Mortgage Assn. 4.00% 20471	13,380	14,098
Government National Mortgage Assn. 4.00% 20471	4,972	5,248
Government National Mortgage Assn. 4.50% 20471	5,152	5,484
Government National Mortgage Assn. 4.685% 20651	1,229	1,290
Government National Mortgage Assn. 4.696% 20651	737	772

American Funds Insurance Series — Mortgage Fund — Page 156 of 173

unaudited

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn. 4.737% 20651	$1,995	$2,102
Government National Mortgage Assn. 4.62% 20661	2,037	2,184
Government National Mortgage Assn. 5.20% 20661	418	429
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 20561	1,571	1,574
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20281	4,727	4,793
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20351	799	820
		189,148
Collateralized mortgage-backed (privately originated)3.76%
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.166% 20241,3	33	33
Connecticut Avenue Securities, Series 2014-C03, Class 2M1, (1-month USD-LIBOR + 1.20%) 2.416% 20241,3	11	12
Connecticut Avenue Securities, Series 2015-C03, Class 2M1, (1-month USD-LIBOR + 1.50%) 2.716% 20251,3	2	2
Freddie Mac, Series 2014-DN3, Class M2, (1-month USD-LIBOR + 2.40%) 3.616% 20241,3	16	16
Freddie Mac, Series 2015-DN1, Class M2, (1-month USD-LIBOR + 2.40%) 3.616% 20251,3	137	137
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20581,3,4	1,111	1,123
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 1.967% 20191,3,4	1,620	1,621
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 20261,4,5	374	378
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20261,3,4,5	381	385
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,4,5	444	444
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20561,3,4	1,425	1,422
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 20561,3,4	563	563
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 20561,3,4	1,001	1,004
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20561,3,4	2,636	2,663
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 20571,3,4	2,520	2,556
Towd Point Mortgage Trust, Series 2015-2, Class 2A1, 3.75% 20571,3,4	600	618
		12,977
Other mortgage-backed securities3.15%
Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 20201	4,502	4,588
Freddie Mac, Series K031, Class A2, multifamily 3.30% 20231,3	4,722	4,955
Freddie Mac, Series K032, Class A2, multifamily 3.31% 20231,3	1,250	1,313
		10,856
Commercial mortgage-backed securities0.29%
Banc of America Commercial Mortgage Inc., Series 2007-5, Class A1A, 5.361% 20511	97	97
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.299% 20491,3	728	732
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A1A, 5.682% 20451,3	165	166
		995
Total mortgage-backed obligations		213,976
Federal agency bonds & notes18.37%
Fannie Mae 1.875% 2022	3,000	2,996
Fannie Mae 2.00% 2022	40,000	40,203
Federal Home Loan Bank 1.375% 2021	3,000	2,966
Federal Home Loan Bank 1.875% 2021	10,000	10,034
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,184
		63,383

American Funds Insurance Series — Mortgage Fund — Page 157 of 173

unaudited

Bonds, notes & other debt instruments U.S. Treasury bonds & notes11.90% U.S. Treasury inflation-protected securities8.79%	Principal?amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 20256,7	$10,516	$10,449
U.S. Treasury Inflation-Protected Security 0.625% 20266,7	4,497	4,529
U.S. Treasury Inflation-Protected Security 2.125% 20417	123	153
U.S. Treasury Inflation-Protected Security 0.75% 20427	6,963	6,641
U.S. Treasury Inflation-Protected Security 1.375% 20447	7,842	8,549
		30,321
U.S. Treasury3.11%
U.S. Treasury 1.50% 2020	444	444
U.S. Treasury 2.00% 2021	300	303
U.S. Treasury 1.875% 2022	9,000	8,999
U.S. Treasury 2.125% 2022	1,000	1,008
		10,754
Total U.S. Treasury bonds & notes		41,075
Asset-backed obligations5.32%
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.92% 20191	270	270
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.51% 20201	500	500
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 20201	540	540
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C, 2.15% 20201	325	326
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.166% 20251,3,4	250	250
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 20191,4	15	15
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 20211,4	10	10
BlueMountain CLO Ltd., Series 2014-2A, Class AR, CLO, (3-month USD LIBOR + 0.93%) 2.225% 20261,3,4	500	500
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.160% 20251,3,4	300	300
CIFC Funding Ltd., Series 2012-2A, Class A1R, CLO, (3-month USD-LIBOR + 1.35%) 2.568% 20241,3,4	430	430
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 20221,4	10	10
Consumer Loan Underlying Bond Credit, Series 2017-NP1, Class A, 2.39% 20231,4	435	435
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 20191,4	251	251
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20191,4	108	108
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 20191,4	525	526
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 20201,4	475	474
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.41% 20191,4	386	386
Drive Auto Receivables Trust, Series 2017-1, Class A2A, 1.67% 20191	740	740
Drivetime Auto Owner Trust, Series 2017-1A, Class A, 1.56% 20201,4	465	464
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 20201,4	534	534
Dryden Senior Loan Fund, Series 2012-24RA, Class AR, CLO, (3-month USD-LIBOR + 1.29%) 2.472% 20231,3,4	219	219
Emerson Park CLO Ltd, Series 2013-1A, Class A1AR, CLO, (3-month USD-LIBOR + .98%) 2.138% 20251,3,4	250	250
Finn Square CLO Ltd., Series 2012-1A, Class A1R, CLO, (3-month USD-LIBOR + 1.21%) 2.367% 20231,3,4	134	134
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 20211,4	1,823	1,814
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A1, 0.82% 20181,4	205	205
Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, (3-month USD-LIBOR + 1.28%) 2.462% 20231,3,4	1,199	1,201
MarketPlace Loan Trust, Series 2015-AV1, Class A, 4.00% 20211,4,5	2	2
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, (3-month USD-LIBOR + 1.29%) 2.315% 20251,3,4	1,233	1,234
Palmer Square Ltd., Series 2013-1, Class A1R, (3-month USD-LIBOR + 0.97%) 2.152% 20251,3,4	290	290
Race Point CLO Ltd., Series 2012-7A, Class AR, CLO, (3-month USD-LIBOR + 1.20%) 2.379% 20241,3,4	307	307
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A, 1.38% 20191	63	63
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 20191	303	304
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 20191,4	91	92
Santander Drive Auto Receivables Trust, Series 2017-2, Class A2, 1.60% 20201	1,335	1,335
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20201	972	973

American Funds Insurance Series — Mortgage Fund — Page 158 of 173

unaudited

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26% 20201	$500	$501
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 2.656% 20231,3	249	255
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 1.616% 20251,3	24	24
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.148% 20251,3,4	250	250
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.180% 20251,3,4	360	360
Voya CLO Ltd., Series 2014-4A, Class A1R, (3-month USD-LIBOR + 0.95%) 2.224% 20261,3,4	450	450
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 20201,4	1,010	1,011
		18,343
Corporate bonds & notes0.06% Financials0.06%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 3.299% 20191,3,4,5	214	214
Total corporate bonds & notes		214
Total bonds, notes & other debt instruments (cost: $335,741,000)		336,991
Short-term securities18.17%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.37% due 11/16/2017	5,000	4,974
Coca-Cola Co. 1.22% due 12/6/20174	10,000	9,945
Federal Home Loan Bank 1.00%–1.03% due 10/20/2017–11/10/2017	15,679	15,621
Freddie Mac 1.02% due 11/20/2017	3,750	3,734
General Electric Co. 1.08% due 7/3/2017	8,800	8,799
John Deere Canada ULC 1.16% due 7/25/20174	4,700	4,696
Mitsubishi UFJ Trust and Banking Corp. 1.35% due 11/16/20174	5,000	4,974
Private Export Funding Corp. 1.26% due 11/17/20174	5,000	4,975
Svenska Handelsbanken Inc. 1.28% due 11/29/20174	5,000	4,972
Total short-term securities (cost: $62,695,000)		62,690
Total investment securities115.84% (cost: $398,436,000)		399,681
Other assets less liabilities (15.84)%		(54,657)
Net assets100.00%		$345,024

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 6/30/20179 (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
20 Year U.S. Treasury Bond Futures	Long	48	September 2017	$4,800	$7,377	$57
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2017	500	830	11
10 Year Ultra U.S. Treasury Note Futures	Short	17	September 2017	(1,700)	(2,292)	16
5 Year U.S. Treasury Note Futures	Long	2,195	October 2017	219,500	258,650	(626)
30 Day Federal Funds Futures	Long	208	October 2017	86,667	85,629	(5)
						$(547)

American Funds Insurance Series — Mortgage Fund — Page 159 of 173

unaudited

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$1,000,000	$30	$—	$30
U.S. EFFR	1.17865%	11/1/2017	500,000	10	—	10
U.S. EFFR	1.2165%	11/1/2017	700,000	(14)	—	(14)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	310	—	310
3-month USD-LIBOR	1.225%	9/22/2021	11,500	306	—	306
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	361	—	361
3-month USD-LIBOR	2.24%	12/5/2026	10,500	3	—	3
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(20)	—	(20)
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(582)	—	(582)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(279)	—	(279)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(292)	—	(292)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(431)	—	(431)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	9	—	9
3-month USD-LIBOR	2.454%	1/15/2045	3,200	49	—	49
3-month USD-LIBOR	2.516%	10/20/2045	2,500	6	—	6
3-month USD-LIBOR	2.525%	10/20/2045	1,500	1	—	1
3-month USD-LIBOR	2.5315%	10/26/2045	4,000	(3)	—	(3)
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	—10	—	—10
3-month USD-LIBOR	2.4835%	12/3/2045	2,000	19	—	19
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(30)	—	(30)
3-month USD-LIBOR	2.4095%	1/14/2046	1,500	38	—	38
3-month USD-LIBOR	2.33725%	2/1/2046	5,000	203	—	203
					$—	$(306)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Purchased on a TBA basis.
3	Coupon rate may change periodically.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,065,000, which represented 15.96% of the net assets of the fund.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,423,000, which represented .41% of the net assets of the fund.
6	A portion of this security was pledged as collateral. The total value of pledged collateral was $9,431,000, which represented 2.73% of the net assets of the fund.
7	Index-linked bond whose principal amount moves with a government price index.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.
10	Amount less than one thousand.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Mortgage Fund — Page 160 of 173

Ultra-Short Bond Fund

Investment portfolio

June 30, 2017

unaudited

Short-term securities100.11% Commercial paper72.15%	Principal?amount (000)	Value (000)
Apple Inc. 1.08% due 8/3/20171	$9,000	$8,991
Australia & New Zealand Banking Group, Ltd. 1.10% due 9/6/20171	5,000	4,988
Bridgestone Americas, Inc. 1.05% due 7/11/20171	8,500	8,497
CAFCO, LLC 1.28% due 10/3/20171	10,000	9,968
Chariot Funding, LLC 1.18% due 7/18/20171	10,000	9,994
Cisco Systems, Inc. 0.98% due 7/12/20171	10,000	9,996
Emerson Electric Co. 1.08% due 8/1/20171	5,500	5,495
ExxonMobil Corp. 1.14% due 9/11/2017	10,000	9,977
Fairway Finance Corp. 1.16% due 8/28/20171	10,000	9,979
John Deere Canada ULC 1.12% due 7/10/20171	8,300	8,297
KfW 0.95% due 7/5/20171	10,000	9,999
Liberty Street Funding Corp. 1.28% due 9/18/20171	10,000	9,972
Microsoft Corp. 0.97% due 7/17/20171	10,000	9,995
Mizuho Bank, Ltd. 1.11% due 7/3/20171	10,000	9,999
National Australia Bank Ltd. 1.14% due 7/24/20171	11,400	11,391
Nestlé Finance International Ltd. 1.14% due 9/7/2017	8,000	7,982
Old Line Funding, LLC 1.02% due 7/17/20171	10,000	9,994
Paccar Financial Corp. 1.12% due 7/28/2017	6,700	6,694
Pfizer Inc. 1.15% due 9/18/20171	10,000	9,975
Prudential Funding, LLC 1.10% due 7/17/2017	10,000	9,995
Simon Property Group, L.P. 1.08% due 8/14/20171	10,000	9,985
Sumitomo Mitsui Banking Corp. 1.15% due 8/1/20171	12,900	12,886
Total Capital Canada Ltd. 1.05% due 8/15/20171	10,000	9,985
United Parcel Service Inc. 1.08% due 7/5/20171	9,000	8,999
		224,033
Federal agency discount notes24.74%
Fannie Mae 0.80% due 7/17/2017	15,000	14,995
Federal Home Loan Bank 0.64%–0.90% due 7/7/2017–8/1/2017	35,700	35,682
Freddie Mac 0.82%–1.03% due 7/13/2017–11/10/2017	16,300	16,251
International Bank for Reconstruction and Development 0.86% due 7/13/2017	9,900	9,898
		76,826
U.S. Treasury3.22%
U.S. Treasury Bills 0.90% due 8/24/2017	10,000	9,987
Total short-term securities (cost: $310,858,000)		310,846
Total investment securities100.11% (cost: $310,858,000)		310,846
Other assets less liabilities (0.11)%		(347)
Net assets100.00%		$310,499

1	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,386,000, which represented 60.99% of the net assets of the fund.

American Funds Insurance Series — Ultra-Short Bond Fund — Page 161 of 173

U.S. Government/AAA-Rated Securities Fund

Investment portfolio

June 30, 2017

unaudited

Bonds, notes & other debt instruments97.12% U.S. Treasury bonds & notes42.41% U.S. Treasury32.16%	Principal?amount (000)	Value (000)
U.S. Treasury 0.75% 2019	$2,000	$1,974
U.S. Treasury 3.625% 2020	10,000	10,544
U.S. Treasury 1.125% 2021	31,950	31,114
U.S. Treasury 1.125% 2021	7,971	7,770
U.S. Treasury 1.375% 2021	20,000	19,786
U.S. Treasury 1.75% 20211	40,540	40,437
U.S. Treasury 2.00% 2021	46,300	46,638
U.S. Treasury 2.00% 2021	44,350	44,745
U.S. Treasury 2.00% 2021	26,500	26,769
U.S. Treasury 2.00% 2021	4,000	4,032
U.S. Treasury 2.125% 2021	23,450	23,774
U.S. Treasury 2.25% 2021	64,745	65,989
U.S. Treasury 2.25% 2021	38,000	38,752
U.S. Treasury 3.625% 2021	3,800	4,058
U.S. Treasury 1.625% 2022	100	98
U.S. Treasury 1.75% 2022	198,300	197,138
U.S. Treasury 1.75% 2022	11,700	11,642
U.S. Treasury 1.875% 2022	63,000	62,995
U.S. Treasury 2.00% 2022	16,010	16,047
U.S. Treasury 2.125% 2022	21,970	22,146
U.S. Treasury 1.50% 2023	26,020	25,333
U.S. Treasury 2.125% 2023	98,795	99,135
U.S. Treasury 2.00% 2024	30,000	29,741
U.S. Treasury 2.00% 2026	18,000	17,557
U.S. Treasury 6.25% 2030	2,980	4,251
U.S. Treasury 2.875% 2046	23,339	23,504
U.S. Treasury 3.00% 2047	32,660	33,760
U.S. Treasury 3.00% 2047	17,140	17,708
		927,437
U.S. Treasury inflation-protected securities10.25%
U.S. Treasury Inflation-Protected Security 0.125% 20202	10,702	10,724
U.S. Treasury Inflation-Protected Security 0.25% 20252	26,984	26,533
U.S. Treasury Inflation-Protected Security 0.375% 20252	85,884	85,334
U.S. Treasury Inflation-Protected Security 2.375% 20252	24,645	28,096
U.S. Treasury Inflation-Protected Security 0.375% 20272	32,896	32,337
U.S. Treasury Inflation-Protected Security 2.125% 20412	346	433
U.S. Treasury Inflation-Protected Security 0.75% 20422	21,306	20,320
U.S. Treasury Inflation-Protected Security 1.375% 20441,2	68,930	75,144
U.S. Treasury Inflation-Protected Security 1.00% 20462	2,740	2,742
U.S. Treasury Inflation-Protected Security 0.875% 20472	14,180	13,780
		295,443
Total U.S. Treasury bonds & notes		1,222,880

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 162 of 173

unaudited

Bonds, notes & other debt instruments Mortgage-backed obligations35.97% Federal agency mortgage-backed obligations35.32%	Principal?amount (000)	Value (000)
Fannie Mae 3.113% 20173	$381	$382
Fannie Mae 6.50% 20283	212	242
Fannie Mae 3.00% 20363	30,230	30,707
Fannie Mae 4.00% 20363	17,031	18,100
Fannie Mae 4.00% 20363	9,882	10,503
Fannie Mae 4.00% 20363	8,369	8,893
Fannie Mae 4.00% 20363	2,512	2,670
Fannie Mae 3.00% 20373	19,307	19,612
Fannie Mae 6.50% 20373	63	70
Fannie Mae 7.00% 20373	91	99
Fannie Mae 7.00% 20373	23	25
Fannie Mae 6.00% 20383	63	68
Fannie Mae 4.50% 20413	1,431	1,549
Fannie Mae 5.00% 20413	999	1,111
Fannie Mae 5.00% 20413	704	783
Fannie Mae 5.00% 20413	510	567
Fannie Mae 5.00% 20413	366	408
Fannie Mae 3.50% 20453	7,945	8,198
Fannie Mae 3.50% 20453	5,740	5,923
Fannie Mae 3.00% 20463	29,492	29,476
Fannie Mae 3.50% 20463	3,165	3,266
Fannie Mae 3.50% 20473,4	11,000	11,295
Fannie Mae 3.50% 20473,4	5,300	5,433
Fannie Mae 4.00% 20473,4	56,000	58,760
Fannie Mae 4.00% 20473	46,481	48,897
Fannie Mae 4.00% 20473	25,000	26,300
Fannie Mae 4.50% 20473,4	64,000	68,645
Fannie Mae 4.50% 20473,4	11,000	11,785
Fannie Mae 4.50% 20473	4,708	5,061
Fannie Mae 4.50% 20473,4	2,800	2,995
Fannie Mae, Series 2001-4, Class GA, 9.311% 20253,5	1	1
Fannie Mae, Series 2001-4, Class NA, 9.472% 20253,5	2	3
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	175	155
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20413	87	102
Freddie Mac 5.50% 20243	618	657
Freddie Mac 3.00% 20353	8,145	8,304
Freddie Mac 5.00% 20403	1,338	1,466
Freddie Mac 5.00% 20413	2,311	2,561
Freddie Mac 4.00% 20433	544	579
Freddie Mac 3.50% 20463	57,957	59,791
Freddie Mac 4.00% 20473,4	84,742	88,953
Freddie Mac 4.00% 20473,4	75,000	78,870
Freddie Mac 4.00% 20473	58,200	61,273
Freddie Mac Pool #1H1354 2.805% 20363,5	380	400
Freddie Mac Pool #760014 2.981% 20453,5	2,648	2,724
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 1.559% 20233,5	51	51
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 20233	1,735	1,755
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	311	286
Government National Mortgage Assn. 3.75% 20343	1,353	1,421
Government National Mortgage Assn. 5.50% 20383	420	468
Government National Mortgage Assn. 5.50% 20383	141	158
Government National Mortgage Assn. 5.50% 20383	139	154
Government National Mortgage Assn. 5.50% 20383	116	129
Government National Mortgage Assn. 6.00% 20383	314	362

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 163 of 173

unaudited

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn. 6.50% 20383	$528	$602
Government National Mortgage Assn. 6.50% 20383	155	177
Government National Mortgage Assn. 5.00% 20393	793	868
Government National Mortgage Assn. 6.00% 20393	329	374
Government National Mortgage Assn. 4.50% 20403	626	673
Government National Mortgage Assn. 5.50% 20403	9,395	10,511
Government National Mortgage Assn. 4.50% 20413	1,697	1,810
Government National Mortgage Assn. 5.00% 20413	3,248	3,488
Government National Mortgage Assn. 3.00% 20423	67	68
Government National Mortgage Assn. 3.50% 20433	2,317	2,410
Government National Mortgage Assn. 4.50% 20453	21,214	22,562
Government National Mortgage Assn. 4.50% 20453	6,069	6,454
Government National Mortgage Assn. 4.50% 20453	3,889	4,136
Government National Mortgage Assn. 4.50% 20453	1,929	2,051
Government National Mortgage Assn. 4.50% 20453	1,255	1,335
Government National Mortgage Assn. 4.50% 20453	1	1
Government National Mortgage Assn. 4.00% 20463	3,119	3,236
Government National Mortgage Assn. 4.00% 20473	87,804	92,676
Government National Mortgage Assn. 4.00% 20473	26,264	27,675
Government National Mortgage Assn. 4.00% 20473	13,872	14,650
Government National Mortgage Assn. 4.50% 20473	24,310	25,876
Government National Mortgage Assn. 4.50% 20473	9,813	10,459
Government National Mortgage Assn. 6.21% 20583	3	3
Government National Mortgage Assn. Pool #892950 2.249% 20603,5	1,497	1,534
Government National Mortgage Assn. 4.623% 20613	947	973
Government National Mortgage Assn. 4.663% 20613	1,886	1,936
Government National Mortgage Assn. 4.664% 20613	1,408	1,452
Government National Mortgage Assn. 4.685% 20613	629	647
Government National Mortgage Assn. 4.70% 20613	4,070	4,157
Government National Mortgage Assn. 4.70% 20613	1,711	1,749
Government National Mortgage Assn. 4.72% 20613	250	255
Government National Mortgage Assn. 4.801% 20613	618	629
Government National Mortgage Assn. 5.091% 20613	1,502	1,562
Government National Mortgage Assn. 4.682% 20623	1,617	1,673
Government National Mortgage Assn. 4.756% 20623	87	89
Government National Mortgage Assn. 4.818% 20623	241	247
Government National Mortgage Assn. 5.172% 20623	134	139
Government National Mortgage Assn. Pool #894475 3.229% 20633,5	4,526	4,763
Government National Mortgage Assn. 4.702% 20633	107	111
Government National Mortgage Assn. 4.917% 20633	108	111
Government National Mortgage Assn. Pool #AG8156 2.136% 20643,5	715	730
Government National Mortgage Assn. Pool #894482 3.233% 20643,5	6,100	6,430
Government National Mortgage Assn. 4.719% 20643	1,275	1,318
Government National Mortgage Assn. 4.772% 20643	939	962
Government National Mortgage Assn. 4.868% 20643	431	444
Government National Mortgage Assn. 5.172% 20643	658	684
Government National Mortgage Assn. 5.175% 20643	658	684
Government National Mortgage Assn. 5.393% 20643	70	71
Government National Mortgage Assn. 6.48% 20643	375	391
Government National Mortgage Assn. 6.64% 20643	3,083	3,210
Government National Mortgage Assn. 4.676% 20653	1,488	1,527
Government National Mortgage Assn. Pool #AG8149 1.679% 20643,5	479	484
Government National Mortgage Assn., Series 2003, 6.172% 20583	39	40
Government National Mortgage Assn., Series 2010-H13, Class JA, 5.46% 20593	461	463

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 173

unaudited

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.419% 20603,5	$13,538	$14,067
Government National Mortgage Assn., Series 2012-H20, Class PT, 1.682% 20623,5	3,334	3,374
Government National Mortgage Assn., Series 2012-H12, Class FT, (1 Year CMT Weekly Rate + 0.70%) 1.76% 20623,5	2,903	2,929
National Credit Union Administration, Series 2010-R2, Class 1A, (1-month USD-LIBOR + 0.37%) 1.454% 20173,5	180	181
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 1.484% 20203,5	130	131
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 1.517% 20203,5	460	460
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 1.534% 20203,5	310	311
Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 20563	13,253	13,277
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 20333	10,242	10,432
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20353	9,022	9,256
		1,018,424
Other mortgage-backed securities0.65%
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 20223	2,350	2,406
Fannie Mae, Series 2012-M3, Class 1A2, multifamily 3.044% 20223	2,000	2,066
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.348% 20233,5	2,050	2,139
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 20243,5	3,825	4,065
Freddie Mac, Series KGRP, Class A, multifamily (1-month USD-LIBOR + 0.38%) 1.375% 20203,5	3,707	3,712
Freddie Mac, Series K013, Class A1, multifamily 2.902% 20203	600	611
Freddie Mac, Series K010, Class A1, multifamily 3.32% 20203	440	444
Freddie Mac, Series K019, Class A1, multifamily 1.459% 20213	1,807	1,795
Freddie Mac, Series K031, Class A1, multifamily 2.778% 20223	1,096	1,120
Freddie Mac, Series K029, Class A2, multifamily 3.32% 20233	400	420
		18,778
Total mortgage-backed obligations		1,037,202
Federal agency bonds & notes18.74%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 20263	773	783
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 20263	1,065	1,074
Fannie Mae 1.75% 2019	16,000	16,089
Fannie Mae 1.25% 2021	11,400	11,165
Fannie Mae 7.125% 2030	4,000	5,856
Federal Home Loan Bank 1.75% 2018	74,000	74,372
Federal Home Loan Bank 3.375% 2023	16,715	17,929
Federal Home Loan Bank 5.50% 2036	600	814
Freddie Mac 3.75% 2019	12,750	13,265
Private Export Funding Corp. 1.45% 2019	17,500	17,442
Private Export Funding Corp. 2.25% 2020	5,000	5,074
Private Export Funding Corp. 3.55% 2024	6,340	6,826
Small Business Administration, Series 2001-20K, 5.34% 20213	54	56
Small Business Administration, Series 2001-20J, 5.76% 20213	28	29
Small Business Administration, Series 2001-20F, 6.44% 20213	99	105
Small Business Administration, Series 2003-20B, 4.84% 20233	254	267
Tennessee Valley Authority 2.875% 2027	10,000	10,266
Tennessee Valley Authority 4.65% 2035	2,330	2,797
Tennessee Valley Authority 5.88% 2036	1,750	2,417
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,440
Tennessee Valley Authority, Series A, 4.625% 2060	250	305

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 173

unaudited

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal?amount (000)	Value (000)
TVA Southaven 3.846% 20333	$1,466	$1,489
U.S. Department of Housing and Urban Development, Series 2015-A-3, 0.93% 2017	8,000	7,998
U.S. Department of Housing and Urban Development, Series 2015-A-4, 1.33% 2018	10,000	10,018
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,645
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	5,121
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	8,224
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,084
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,122
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,607
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,595
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	15,807
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,331
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,665
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,465
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,392
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,241
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,780
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	664
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,935
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,310
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	44,236
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,198
United States Agency for International Development, Morocco (Kingdom of) 7.55% 20263	3,760	4,540
United States Agency for International Development, State of Iraq, 2.149% 2022	6,670	6,693
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,940
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,456
United States Agency for International Development, Ukraine, 1.471% 2021	4,410	4,327
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 20293	899	938
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 20323	1,012	1,067
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 20323	828	889
		540,148
Total bonds, notes & other debt instruments (cost: $2,789,296,000)		2,800,230
Short-term securities7.09%
Bank of Montreal 1.30% due 11/22/2017	40,000	39,995
BNP Paribas, New York Branch 1.36% due 11/30/2017	14,600	14,515
Coca-Cola Co. 1.22% due 12/6/20176	15,000	14,917
General Electric Co. 1.08% due 7/3/2017	35,000	34,997
Svenska Handelsbanken Inc. 1.28% due 11/29/20176	10,600	10,541
U.S. Treasury Bills 1.09% due 12/7/2017	90,000	89,580
Total short-term securities (cost: $204,540,000)		204,545
Total investment securities104.21% (cost: $2,993,836,000)		3,004,775
Other assets less liabilities (4.21)%		(121,503)
Net assets100.00%		$2,883,272

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 166 of 173

unaudited

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount7 (000)	Value at 6/30/20178 (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year U.S. Treasury Note Futures	Long	1,141	September 2017	$114,100	$143,231	$(1,183)
10 Year Ultra U.S. Treasury Note Futures	Long	179	September 2017	17,900	24,131	(65)
20 Year U.S. Treasury Bond Futures	Short	3	September 2017	(300)	(461)	8
30 Year Ultra U.S. Treasury Bond Futures	Short	115	September 2017	(11,500)	(19,076)	183
5 Year U.S. Treasury Note Futures	Long	14,313	October 2017	1,431,300	1,686,586	(4,366)
2 Year U.S. Treasury Note Futures	Long	700	October 2017	140,000	151,277	(243)
30 Day Federal Funds Futures	Long	1,013	October 2017	422,084	417,031	(23)
90 Day Euro Dollar Futures	Short	1,175	September 2018	(293,750)	(288,727)	(487)
90 Day Euro Dollar Futures	Short	625	December 2018	(156,250)	(153,438)	(321)
						$(6,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$7,246,700	$217	$—	$217
U.S. EFFR	1.17865%	11/1/2017	3,623,300	72	—	72
U.S. EFFR	1.19125%	11/1/2017	3,075,000	31	—	31
U.S. EFFR	1.201%	11/1/2017	1,565,000	—	—	—
U.S. EFFR	1.19875%	11/1/2017	1,565,000	—	—	—
U.S. EFFR	1.211%	11/1/2017	1,940,000	(39)	—	(39)
U.S. EFFR	1.2165%	11/1/2017	4,800,000	(96)	—	(96)
1.6715%	3-month USD-LIBOR	3/17/2019	223,000	408	—	408
1.654%	3-month USD-LIBOR	3/20/2019	222,000	333	—	333
1.329%	U.S. EFFR	3/27/2019	131,000	(127)	—	(127)
1.32625%	U.S. EFFR	4/5/2019	68,800	(74)	—	(74)
1.34875%	U.S. EFFR	4/5/2019	120,000	(83)	—	(83)
3-month USD-LIBOR	1.5165%	4/19/2019	130,000	146	—	146
3-month USD-LIBOR	1.504%	6/8/2019	60,500	105	—	105
3-month USD-LIBOR	1.5055%	6/8/2019	60,500	103	—	103
1.337%	U.S. EFFR	6/8/2019	121,000	(169)	—	(169)
3-month USD-LIBOR	1.5395%	6/12/2019	60,500	66	—	66
1.367%	U.S. EFFR	6/12/2019	60,500	(51)	—	(51)
3-month USD-LIBOR	1.553%	6/14/2019	60,500	53	—	53
1.37%	U.S. EFFR	6/14/2019	60,500	(48)	—	(48)
3-month USD-LIBOR	1.555%	6/21/2019	60,500	59	—	59
1.362%	U.S. EFFR	6/21/2019	60,500	(60)	—	(60)
3-month USD-LIBOR	1.5445%	6/28/2019	60,500	77	—	77
1.351%	U.S. EFFR	6/28/2019	60,500	(77)	—	(77)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	1,044	—	1,044
3-month USD-LIBOR	1.217%	9/22/2021	60,000	1,616	—	1,616
3-month USD-LIBOR	1.225%	9/22/2021	60,000	1,596	—	1,596
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	133	—	133
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	(120)	—	(120)
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	(524)	—	(524)
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	(233)	—	(233)

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 167 of 173

unaudited

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
3-month USD-LIBOR	2.2175%	3/17/2022	$52,000	$(696)	$—	$(696)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	204	—	204
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	466	—	466
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,576	—	2,576
2.75%	3-month USD-LIBOR	9/2/2022	280,000	2,316	—	2,316
3-month USD-LIBOR	2.74125%	11/22/2023	15,000	(617)	—	(617)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(6)	—	(6)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(15)	—	(15)
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(3,079)	—	(3,079)
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,121	—	1,121
3-month USD-LIBOR	2.24%	12/5/2026	55,100	16	—	16
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(103)	—	(103)
2.579%	3-month USD-LIBOR	3/14/2027	53,000	1,518	—	1,518
2.333%	3-month USD-LIBOR	3/29/2027	42,000	278	—	278
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,920)	—	(1,920)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,098)	—	(2,098)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,477)	—	(7,477)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,230)	—	(2,230)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,333)	—	(2,333)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(440)	—	(440)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	50	—	50
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	14	—	14
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,105)	—	(1,105)
3-month USD-LIBOR	2.516%	10/20/2045	36,000	91	—	91
3-month USD-LIBOR	2.525%	10/20/2045	24,000	15	—	15
3-month USD-LIBOR	2.5315%	10/26/2045	10,000	(8)	—	(8)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	(1)	—	(1)
3-month USD-LIBOR	2.59125%	12/16/2045	9,000	(121)	—	(121)
3-month USD-LIBOR	1.768%	8/17/2046	8,200	1,344	—	1,344
3-month USD-LIBOR	2.3985%	6/9/2047	22,500	643	—	643
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(390)	—	(390)
					$—	$(7,629)

1	A portion of this security was pledged as collateral. The total value of pledged collateral was $69,299,000, which represented 2.40% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Purchased on a TBA basis.
5	Coupon rate may change periodically.
6	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,458,000, which represented .88% of the net assets of the fund.
7	Notional amount is calculated based on the number of contracts and notional contract size.
8	Value is calculated based on the notional amount and current market price.

Key to abbreviations
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 168 of 173

Managed Risk Growth Fund

Investment portfolio

June 30, 2017

unaudited

Growth funds93.32%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,280,267	$229,881
Total growth funds (cost: $228,002,000)		229,881
Short-term securities6.77%
Government Cash Management Fund	16,661,618	16,662
Total short-term securities (cost: $16,662,000)		16,662
Total investment securities 100.09% (cost: $244,664,000)		246,543
Other assets less liabilities (0.09)%		(216)
Net assets 100.00%		$246,327

American Funds Insurance Series — Managed Risk Growth Fund — Page 169 of 173

Managed Risk International Fund

Investment portfolio

June 30, 2017

unaudited

Growth funds94.42%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,939,497	$116,830
Total growth funds (cost: $109,949,000)		116,830
Short-term securities5.67%
Government Cash Management Fund	7,013,879	7,014
Total short-term securities (cost: $7,014,000)		7,014
Total investment securities 100.09% (cost: $116,963,000)		123,844
Other assets less liabilities (0.09)%		(108)
Net assets 100.00%		$123,736

American Funds Insurance Series — Managed Risk International Fund — Page 170 of 173

Managed Risk Blue Chip
Income and Growth Fund

Investment portfolio

June 30, 2017

unaudited

Growth-and-income funds94.65%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	24,910,308	$342,268
Total growth-and-income funds (cost: $338,625,000)		342,268
Short-term securities5.44%
Government Cash Management Fund	19,687,948	19,688
Total short-term securities (cost: $19,688,000)		19,688
Total investment securities 100.09% (cost: $358,313,000)		361,956
Other assets less liabilities (0.09)%		(323)
Net assets 100.00%		$361,633

American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 171 of 173

Managed Risk Growth-Income Fund

Investment portfolio

June 30, 2017

unaudited

Growth-and-income funds95.01%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,872,003	$176,447
Total growth-and-income funds (cost: $182,552,000)		176,447
Short-term securities5.07%
Government Cash Management Fund	9,412,597	9,413
Total short-term securities (cost: $9,413,000)		9,413
Total investment securities 100.08% (cost: $191,965,000)		185,860
Other assets less liabilities (0.08)%		(154)
Net assets 100.00%		$185,706

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 172 of 173

Managed Risk Asset Allocation Fund

Investment portfolio

June 30, 2017

unaudited

Asset allocation funds94.13%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	172,084,829	$3,846,096
Total asset allocation funds (cost: $3,739,099,000)		3,846,096
Short-term securities5.97%
Government Cash Management Fund	244,055,456	244,055
Total short-term securities (cost: $244,055,000)		244,055
Total investment securities 100.10% (cost: $3,983,154,000)		4,090,151
Other assets less liabilities (0.10)%		(3,925)
Net assets 100.00%		$4,086,226

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributions, Inc.

INGEFPX-998-0817O-S60650	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 173 of 173

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: August 31, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2017